                                                                    EXHIBIT 10.1

                              SECOND AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of July 31, 1996, is among NATIONAL AUTO CENTER, INC., a Texas corporation (the "Borrower"), CELLSTAR CORPORATION, a Delaware corporation (the "Parent"), each of the banks or other lending institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the "Banks"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as agent for itself and the other Banks and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

     A. The Borrower, the Parent, the Banks and the Agent have entered into that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (the "Agreement").

     B. The obligations of the Borrower pursuant to the Agreement are guaranteed by the Parent, CellStar, Ltd. and CellStar Fulfillment, Ltd.

     C. The Borrower, the Parent, the Agent and the Banks now desire to amend the Agreement (i) to reinstate the revolving credit facility established under the Agreement, (ii) to reduce the aggregate amount of the Commitments to $90,000,000, (iii) to increase the interest rate margins, (iv) to modify certain covenants, (v) to obtain certain additional collateral and guaranties, and (vi) as otherwise provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.1.  Definitions.  Capitalized terms used in this Amendment, to
                   -----------
the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II
                                  ----------

                             Amendments and Waiver
                             ---------------------

     Section 2.1  Amendment to Commitments.  Effective as of the date hereof,
                  ------------------------
the amount set forth opposite the name of each respective Bank on the signature pages to the Agreement under the heading "Commitment" is hereby amended to reflect the amount set forth below opposite the name of such Bank:

                Bank                                   Commitment
                ----                                   ----------
          Texas Commerce Bank National Association     $  45,000,000
          National City Bank                           $  18,000,000
          NBD Bank                                     $  10,000,000
          Bank of Scotland                             $   8,500,000
          Banque Nationale de Paris, Houston Agency    $   8,500,000

                         TOTAL:                        $  90,000,000

     Section 2.2  Amendments to Definitions.  Effective as of the date hereof,
                  -------------------------
Section 1.1 of the Agreement is hereby amended as follows:

             (a) The following definitions are added and shall read in their respective entireties as follows:

                     "A & S" means A & S Air Services, Inc., a Delaware
                      -----
          corporation and a Subsidiary of CAS.

                     "Asia Line of Credit" means the line of credit of CellStar
                      -------------------
          Asia.

                     "BNP" means Banque Nationale de Paris, Houston Agency.
                      ---

                     "BNP Collateral" has the meaning specified in the Borrower
                      --------------
          Security Agreement.

                     "BNP Term Loan" means the term loan made by BNP to the
                      -------------
          Parent in the principal amount of $3,000,000.

                     "CAS" means CellStar Air Services, Inc., a Delaware
                      ---
          corporation and a Subsidiary of the Parent.

                     "CAS Pledge Agreement" means the Pledge Agreement of CAS in
                      --------------------
           favor of the Agent in substantially the form of Exhibit "E-12" hereto, as the same may be amended, supplemented or modified from time to time.

                     "CellStar SA" means CellStar International Corporation/SA,
                      -----------
          a Delaware corporation and a Subsidiary of Borrower.

                     "Companies Cash Flow" means, for any period, the sum of the
                      -------------------
          following, calculated on a combined basis for the Companies, without duplication:

                          (a) the amount of net income for such period (whether
                     positive or negative) before interest expense, income taxes and extraordinary items, net of

                          (b) all non-cash items (such as deferred taxes,
                     depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period.

                     "CWI" means CellStar West, Inc., a Delaware corporation and
                      ---
          a Subsidiary of the Borrower.

                     "Exception Period Termination Date" means November 29,
                      ---------------------------------
          1996.

                     "FIBOT" means Wells Fargo Bank (Texas), National
                      -----
          Association, formerly known as First Interstate Bank of Texas, N.A.

                     "FIBOT Collateral" means all equipment, fixtures and other
                      ----------------
          articles of personal property of CellStar, Ltd. now or hereafter attached or affixed to the real property described in the FIBOT DOT.

                     "FIBOT DOT" means that certain Deed of Trust dated April
                      ---------
          28, 1995, executed by CellStar, Ltd. for the benefit of FIBOT, recorded in Volume 95090, Page 01805 of the Deed of Trust Records of Dallas County, Texas.

                     "Inventory Cap" means an amount equal to one-half (1/2) of
                      -------------
          the aggregate amount of the Commitments.

                     "New Guarantors" means, collectively, CAS, A & S, CellStar
                      --------------
          SA, Audiomex, CellStar International, CWI, Fulfillment, and Holdings.

                     "Parent Pledge Agreement" means the Pledge Agreement of the
                      -----------------------
          Parent in favor of the Agent in substantially the form of Exhibit "E-11" hereto, as the same may be amended, supplemented or modified from time to time.

                     "Sam's Operations" means the opertions of the Borrower
                      ----------------
          conducted in Sam's Wholesale Clubs.

          (b) The following definitions are amended to read in their respective entireties as follows:

                  "Applicable Margin" means, for any day, (a) with respect to
                   -----------------
          Eurodollar Advances, the margin of interest over the Eurodollar Rate that is applicable when any Applicable Rate based on the Eurodollar Rate is determined under this Agreement, and (b) with respect to Floating Rate Advances, the margin of interest over the Alternate Base Rate that is applicable when any Applicable Rate based on the Alternate Base Rate is determined under this Agreement. The Applicable Margin is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of Consolidated Funded Debt to Consolidated Cash Flow. On each March 10, June 10, September 10 and December 10 the Applicable Margin shall be adjusted to reflect the Applicable Margin prescribed below for the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by the most recently delivered Compliance Certificate. At all times other than any Exception Period the Applicable Margin shall be as follows:

                  RATIO OF
           CONSOLIDATED FUNDED DEBT            APPLICABLE MARGIN      APPLICABLE  MARGIN
                     TO                         FOR EURODOLLAR           FOR FLOATING
            CONSOLIDATED CASH FLOW                 ADVANCES             RATE ADVANCES
            ----------------------                 --------             -------------
          Less than 0.75 to 1.00                     1.25%                   0.50%

          Greater than or equal to 0.75 to           1.50%                   0.50%
          1.00, but less than 1.25 to 1.00

          Greater than or equal to 1.25 to           1.75%                   0.50%
          1.00, but less than 2.00 to 1.00

          Greater than or equal to 2.00 to           2.00%                   0.50%
          1.00, but less than 2.50 to 1.00

          Greater than or equal to 2.50 to           2.25%                   0.75%
          1.00 but less than 3.00 to 1.00

          Greater than or equal to 3.00 to           2.50%                   1.00%
          1.00 but less than 3.50 to 1.00

          Greater than or equal to 3.50 to           2.75%                   1.25%
          1.00

          During each Exception Period, at all times when the Borrowing Base advance rate on inventory is greater than 50% but less than or equal to 60% and the Borrowing Base advance rate on accounts receivable is less than or equal to 80%, the Applicable Margin shall be as follows:

               RATIO OF
          CONSOLIDATED FUNDED DEBT           APPLICABLE MARGIN    APPLICABLE  MARGIN
                  TO                          FOR EURODOLLAR         FOR FLOATING
          CONSOLIDATED CASH FLOW                  ADVANCES          RATE ADVANCES
          ----------------------                  --------           ------------
          Less than 0.75 to 1.00                    1.50%               0.75%

          Greater than or equal to 0.75             1.75%               0.75%
          to 1.00, but less than 1.25 to
          1.00

          Greater than or equal to 1.25             2.00%               0.75%
          to 1.00, but less than 2.00 to
          1.00

          Greater than or equal to 2.00             2.25%               0.75%
          to 1.00, but less than 2.50 to
          1.00

          Greater than or equal to 2.50             2.50%               1.00%
          to 1.00 but less than 3.00 to
          1.00

          Greater than or equal to 3.00             2.75%               1.25%
          to 1.00 but less than 3.50 to
          1.00

          Greater than or equal to 3.50             3.00%               1.50%
          to 1.00

          During each Exception Period, at all times when the Borrowing Base advance rate on inventory is greater than 60% or the Borrowing Base advance rate on accounts receivable is greater than 80%, the Applicable Margin shall be as follows:

                   RATIO OF
          CONSOLIDATED FUNDED DEBT           APPLICABLE MARGIN      APPLICABLE  MARGIN
                     TO                       FOR EURODOLLAR           FOR FLOATING
           CONSOLIDATED CASH FLOW                ADVANCES              RATE ADVANCES
           ----------------------                --------              -------------
          Less than 0.75 to 1.00                   1.75%                   1.00%

          Greater than or equal to 0.75            2.00%                   1.00%
          to 1.00, but less than 1.25 to
          1.00

          Greater than or equal to 1.25            2.25%                   1.00%
          to 1.00, but less than 2.00 to
          1.00

          Greater than or equal to 2.00            2.50%                   1.00%
          to 1.00, but less than 2.50 to
          1.00

          Greater than or equal to 2.50            2.75%                   1.25%
          to 1.00 but less than 3.00 to
          1.00

          Greater than or equal to 3.00            3.00%                   1.50%
          to 1.00 but less than 3.50 to
          1.00

          Greater than or equal to 3.50
          to 1.00                                  3.25%                   1.75%

          The Applicable Margin shall be 2.75% for Eurodollar Advances and 1.25% for Floating Rate Advances from July 31, 1996 until the first March 10, June 10, September 10 or December 10 thereafter that the Compliance Certificate demonstrates a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow to an amount so that another Applicable Margin shall be applied, or until another Applicable Margin is otherwise applicable. After each adjustment of the Applicable Margin in accordance herewith due to a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by the Compliance Certificate, the new Applicable Margin shall apply to all Advances made or outstanding thereafter until the next March 10, June 10, September 10 or December 10 that the Compliance Certificate demonstrates a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow to an amount so that another Applicable Margin shall be applied. Upon the request of the Agent, the Borrower must demonstrate to the reasonable satisfaction of the Agent the required applicable ratio in order to obtain an adjustment to a lower Applicable Margin. If the Borrower fails to furnish to the Agent any Compliance Certificate by the date required by this Agreement, then the maximum Applicable Margin shall apply at all times after such date for all Advances made or outstanding after such date until the Borrower furnishes the required Compliance Certificate to the Agent.

               "Borrowing Base" means:
                --------------

                    (1) at any time other than during any Exception Period, an amount equal to the sum of (a) eighty percent (80%) of Eligible Domestic Accounts, plus (b) ninety percent (90%) of Eligible Foreign Accounts, plus (c) the lesser of (i) the Inventory Cap or
               (ii) fifty percent (50%) of Eligible Inventory; and

                    (2) at any time during each Exception Period, an amount
               equal to the sum of (a) a percentage of Eligible Domestic Accounts, selected by Borrower in the Notice of Election for such Exception Period, but not to exceed eighty-five percent (85%) of Eligible Domestic Accounts, plus (b) ninety percent (90%) of Eligible Foreign Accounts, plus (c) the lesser of (i) the Inventory Cap or (ii) a percentage of Eligible Inventory, selected by Borrower in the Notice of Election for such Exception Period, but not to exceed (x) during the period from and including the date of this Agreement to and including August 30, 1996, sixty-five percent (65%) of Eligible Inventory, and (y) during the period from and including August 31, 1996 through the end of the Exception Period, sixty percent (60%) of Eligible Inventory; provided, however, that in the event the information delivered to the Agent with any Borrowing Base Report furnished pursuant to Section 9.1(j) during any Exception Period shows that less than sixty-five percent (65%) of Eligible Inventory is Price Protected Inventory, as of the last day of the month for which such Borrowing Base Report was delivered, the advance rate for Eligible Inventory shall be fifty percent (50%) until the next Borrowing Base Report and related information delivered during such Exception Period pursuant to Section 9.1(j) for any month show that at least sixty-five percent (65%) of Eligible Inventory is Price Protected Inventory, as of the last day of such month; and provided, further, that in the event a sale of the Sam's Operations is completed, (i) the Borrowing Base as reflected in the most recent Borrowing Base Report shall be recalculated as of such date, excluding the assets sold in the sale of the Sam's Operations, and (ii) the Borrower shall remain in compliance with such recalculated Borrowing Base until the next Borrowing Base Report is delivered in accordance with this Agreement.

               "Exception Period" means (a) the period from and including the
                ----------------
          date of this Agreement to and including August 31, 1995, and (b) each subsequent fiscal quarter of the Borrower (or portion thereof) occurring during the period beginning on the date of this Agreement and ending on the Exception Period Termination Date, which the Borrower elects to be an Exception Period, such election to be made by Borrower giving the Agent written notice of such election, by means of a Notice of Election, no later than fifteen (15) days prior to the beginning of such fiscal quarter and no earlier than thirty (30) days prior to the beginning of such fiscal quarter.

               "Guaranties" means the guaranties of Guarantors in favor of the
                ----------
          Agent and the Banks, each in substantially the form of Exhibit "F-1" hereto for the Parent, Exhibit "F-2" hereto for each Partnership, and Exhibit "F-3" hereto for the New Guarantors, as the same may be amended, supplemented or modified from time to time.

               "Guarantor Security Agreements" means the security agreements of
                -----------------------------
          the Guarantors in favor of the Agent, in substantially the form of Exhibit "E-2" hereto for the Parent, Exhibit "E-3" hereto for each Partnership, and Exhibit "E-10" hereto for the New Guarantors, as the same may be amended, supplemented or modified from time to time.

               "Guarantors" means, collectively, the Parent, the Partnerships,
                ----------
          the New Guarantors, and each other Subsidiary that at any time executes a Guaranty in favor of the Agents and the Banks.

               "Interest Period" means with respect to any Eurodollar Advances,
                ---------------
          each period commencing on the date such Advances are made or Converted from Floating Rate Advances or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the numerically corresponding day in the first
          (1st), second (2nd), or third (3rd) calendar month thereafter (provided, however, that the Borrower shall be allowed one Interest Period commencing on any day during the period from July 31, 1996 through August 6, 1996 and ending on August 29, 1996, hereinafter referred to as the

          "Special Interest Period"), as the Borrower may select as provided in
          Section 2.5 or 2.6 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing:
          (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than five (5) Interest Periods for Eurodollar Advances shall be in effect at the same time; and (d) except for the Special Interest Period, no Interest Period for any Eurodollar Advances shall have a duration of less than one (1) month and, if the Interest Period for any Eurodollar Advances would otherwise be a shorter period, such Advances shall not be available hereunder.

               "Required Banks" means at any time while no Advances are
                --------------
          outstanding, Banks having at least 70.1% of the aggregate amount of the Commitments and, at any time while Advances are outstanding, Banks holding at least 70.1% of the outstanding aggregate principal amount of the Advances.

          (c) The definitions of "Initial Compliance Date" and "Overadvance Period" are hereby deleted in their entirety.

     Section 2.3  Advances.  Effective as of the date hereof, the proviso of the
                  --------
first sentence of Section 2.1 of the Agreement is hereby amended to read as follows:

     provided that the aggregate amount of all Advances at any time outstanding
     --------
     shall not exceed, and the Banks shall not be obligated to make any Advance which would cause the aggregate amount of all outstanding Advances to exceed, the amount equal to (a) the lesser of (i) the aggregate amount of the Commitments or (ii) the Borrowing Base, minus (b) the Letter of Credit Liabilities.

     Section 2.4  Commitment Fee.  Effective as of the date hereof, Section 2.8
                  --------------
of the Agreement is hereby amended to read in its entirety as follows:

          Section 2.8  Commitment Fee.  The Borrower agrees to pay to the Agent
                       --------------
     for the account of each Bank a commitment fee on the daily average unused amount of such Bank's Commitment (a) for the period from and including the date of this Agreement to and including July 31, 1996, at the rate of three-eighths of one percent (3/8 of 1%) per annum, and (b) from and after July 31, 1996 to and including the Termination Date, at the rate of (i) one-half of one percent (1/2 of 1%) per annum at all times when the ratio of Consolidated Senior Debt to Consolidated Capitalization, as reflected in the most recent Compliance Certificate delivered in accordance with this Agreement, is greater than or equal to 40%, and

     (ii) three-eighths of one percent (3/8 of 1%) per annum at all times when the ratio of Consolidated Senior Debt to Consolidated Capitalization, as reflected in the most recent Compliance Certificate delivered in accordance with this Agreement, is less than 40%, in each case based on a 360 day year and the actual number of days elapsed; provided, however, that if the Borrower fails to furnish to the Agent any Compliance Certificate by the date required by this Agreement, then the rate specified in clause (i) above shall apply for each calculation of the commitment fee hereunder after such date until the Borrower furnishes the required Compliance Certificate to the Agent. For the purpose of calculating the commitment fee hereunder, the Commitments shall be deemed utilized by the amount of all outstanding Advances and Letter of Credit Liabilities. Accrued commitment fees shall be payable in arrears on each Quarterly Payment Date and on the Termination Date.

     Section 2.5  Collateral.  Effective as of the date hereof, subsections (a),
                  ----------
(b) and (c) of Section 6.1 of the Agreement are hereby amended to read in their respective entireties as follows:

          (a) The Borrower shall grant to the Agent or confirm that the Agent has been granted and possesses, for the pro rata benefit of the Banks, a first priority security interest in all of the Borrower's personal property, including without limitation all of its accounts, accounts receivable, equipment, furniture, fixtures, inventory, chattel paper, documents, instruments and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Borrower Security Agreement, provided that (i) the Agent's security interest in the Collateral shall be junior in priority to any prior Liens thereon existing on the date hereof and permitted under this Agreement, and
     (ii) the Agent's security interest in the BNP Collateral shall be junior in priority to the Lien of BNP to secure the BNP Term Loan.

          (b) The Guarantors shall grant to the Agent or confirm that the Agent has been granted and possesses, for the pro rata benefit of the Banks, a first priority security interest in all personal property of the Guarantors, including without limitation all accounts, accounts receivable, equipment (except that one certain aircraft owned by A&S), furniture, fixtures, inventory, chattel paper, documents, instruments and general intangibles of each Guarantor, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Guarantor Security Agreements, provided that (i) the Agent's security interest in the Collateral shall be junior in priority to any prior Liens thereon existing on the date hereof and permitted under this Agreement, (ii) the Agent's security interest in the BNP Collateral shall be junior in priority to the Lien of BNP to secure the BNP Term Loan, and (iii) the Collateral shall not include the FIBOT Collateral so long as FIBOT has a prior perfected security interest therein.

          (c) The Borrower shall grant to the Agent or confirm that the Agent has been granted and possesses, for the pro rata benefit of the Banks, a first priority security interest in (a) all of the Borrower's rights, titles and interests as a general partner of CellStar, Ltd., (b) all of the Borrower's shares of capital stock of Holdings, Fulfillment and CWI, and (c) sixty-five percent (65%) of the shares of voting stock and all of the shares of non-voting preferred stock of CellStar SA, Audiomex and CellStar International, pursuant to the Borrower Pledge Agreement; provided that the Agent's security interest in the stock of CellStar SA shall be second in priority to the security interest of BNP securing the BNP Term Loan. The Borrower shall cause CAS to grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of the shares of capital stock of A & S, pursuant to the CAS Pledge Agreement.

          (d) The Parent shall grant to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of the shares of capital stock of the Borrower and CAS pursuant to the Parent Pledge Agreement.

     Section 2.6  Other Subsidiaries.  Effective as of the date hereof, Article
                  ------------------
VI of the Loan Agreement is hereby amended to add Section 6.3 to the end thereof, which Section shall read in its entirety as follows:

          Section 6.3  Other Subsidiaries.  Each Person which is now or
                       ------------------
     hereafter becomes a Subsidiary (other than Subsidiaries addressed in subsections (b) and (c) of Section 6.1 and Foreign Subsidiaries) shall execute and deliver to the Agent (a) a Guaranty in form and substance satisfactory to the Agent, pursuant to which such Subsidiary guaranties the prompt payment and performance in full of all of the Obligations, and (b) a Guarantor Security Agreement in form and substance satisfactory to the Agent, pursuant to which such Subsidiary grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in all of such Subsidiary's personal property, including without limitation the types of personal property described in Section 6.1(b), whether now owned or hereafter acquired, and all products and proceeds thereof. With regard to each Person which is now or hereafter becomes a Subsidiary (other than Subsidiaries addressed in subsections (b) and (c) of Section 6.1 and Foreign Subsidiaries), the Borrower shall execute or cause to be executed a pledge agreement in form and substance satisfactory to the Agent, pursuant to which the Agent, for the pro rata benefit of the Banks, is granted a first priority security interest in all of the capital stock of such Subsidiary, provided that such security interest shall be limited to sixty-five percent (65%) of the voting stock of each holding company of any Foreign Subsidiary. The Borrower shall cause to be executed and delivered to the Agent (i) such further documents and instruments, including without limitation Uniform Commercial Code financing statements, as the Agent in its sole discretion deems necessary or desirable to create, evidence, preserve, and perfect its Liens in the Collateral, and (ii) such legal opinions, corporate and partnership documents and certificates as Agent or its counsel may require in connection with the documents executed and delivered pursuant to this Section.

     Section 2.7  Financial Reports.  Effective as of the date hereof, Section
                  -----------------
9.1 of the Agreement is hereby amended as follows:

          (a) Subsection (c) is amended to delete the language that was added to the end of such subsection by the First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996; and

          (b) The following sentence is added to the end of Section 9.1, which sentence shall read in its entirety as follows:

          All financial statements and reports, including Borrowing Base Reports, required to be delivered under this Section shall be due on the Business Day immediately following the specified due date if the specified due date is not a Business Day.

     Section 2.8  Debt.  Effective as of the date hereof, Section 10.1 of the
                  ----
Agreement is hereby amended as follows:

          (a)     subsection (b) is amended to read in its entirety as follows:

                  (b) Debt of the Foreign Subsidiaries, Debt of the Foreign Affiliates, and Guarantees by the Borrower or the Parent of any Debt of any of the Foreign Subsidiaries or the Foreign Affiliates, all incurred when no Default exists or would result therefrom, provided that the aggregate amount of all such Debt (including such Debt existing on the date hereof and described on Schedule 2 hereto) outstanding at any time shall not exceed $30,000,000; and

          (b) subsections (c) and (h) are deleted in their respective entireties.

     Section 2.9. Limitations on Liens.  Effective as of the date hereof,
                  --------------------
subsection (i) of Section 10.2 of the Agreement is hereby amended to read in its entirety as follows:

          (i) Liens on the assets of any of the Foreign Subsidiaries or Foreign Affiliates (other than Eligible Foreign Accounts), to secure Debt permitted by Section 10.1(b) in an aggregate amount outstanding at any time not to exceed $30,000,000.

     Section 2.10. Mergers, Etc.  Effective as of the date hereof, the proviso
                   -------------
of Section 10.3 of the Agreement is hereby amended to read in its entirety as follows:

     provided, however, that the Borrower, the Parent or any Subsidiary shall be permitted to become a party to a merger or consolidation or acquire all or any part of the assets of any Person or any shares or other beneficial ownership of any Person, so long as (a) no Default is existing or would result therefrom, (b) the

     Borrower has given the Agent at least twenty (20) days prior notice of such merger, consolidation or acquisition, (c) the Borrower has provided to the Banks calculations demonstrating the pro forma compliance with all financial and other covenants contained herein, after giving effect to such merger, consolidation or acquisition, based on the most recently delivered financial statements, (d) the total cash and non-cash consideration paid and Debt assumed or incurred by the Borrower, the Parent or any Subsidiary in connection with all such mergers, consolidations or acquisitions (i) shall not exceed $3,000,000.00 for any single transaction and (ii) shall not exceed $5,000,000 in the aggregate for any fiscal year, and (e) the Borrower, the Parent or such Subsidiary, as the case may be, is the surviving corporation in such merger or consolidation.

     Section 2.11.  Restricted Payments.  Effective as of the date hereof,
                    -------------------
Section 10.4 of the Agreement is hereby amended to read in its entirety as follows:

          Section 10.4.  Restricted Payments.  Neither the Borrower nor the
                         -------------------
     Parent will make, or permit any Subsidiary to make, any Restricted Payment; provided, however, that the Subsidiaries shall be permitted to declare and pay dividends to the Borrower, the Parent or any Subsidiary that guarantees payment of the Obligations.

     Section 2.12.  Loans and Investments.  Effective as of the date hereof,
                    ---------------------
Section 10.5 of the Agreement is hereby amended as follows:

          (a) Clause (B) of subsection (i) is amended to read in its entirety as follows:

          (B) (i) initial start-up advances and initial and further equity contributions made by the Parent or the Borrower to any Subsidiary or Foreign Affiliate prior to July 31, 1996 in the amounts specified on
          Schedule 2 hereto, (ii) initial start-up advances and initial and further equity contributions made by the Borrower and the Parent to any Subsidiary or Foreign Affiliate on or after July 31, 1996, in an aggregate amount not to exceed $5,000,000 during the twelve (12) month period beginning on July 31, 1996 and during each subsequent twelve
          (12) month period beginning on July 31 of each year during the term hereof, and (iii) initial start-up advances and initial and further equity contributions made by any Subsidiary (other than the Borrower) to any other Subsidiary or Foreign Affiliate on or after July 31, 1996, in an aggregate amount not to exceed $3,000,000 during the twelve (12) month period beginning on July 31, 1996 and during each subsequent twelve (12) month period beginning on July 31 of each year during the term hereof; provided, however, that funds which are advanced or contributed to such Subsidiary or Foreign Affiliate by the Borrower or the Parent as permitted by clause (ii) and promptly advanced or contributed to such other Subsidiary or Foreign Affiliate in accordance with this clause (iii) shall not be included in the calculation of the $3,000,000 aggregate amount permitted under this clause (iii);

          (b)  Subsection (o) is amended to read in its entirety as follows:

               (o) investments by Foreign Subsidiaries and Foreign Affiliates which follow a similar risk profile as the investments described in subsections (a) through (h) and subsection (m) above;

     Section 2.13  Disposition of Assets.  Effective as of the date hereof
                   ---------------------
clause (b) of Section 10.7 of the Agreement is hereby amended to read as follows:

     (b) dispositions of equipment and fixtures having a fair market value not to exceed $1,000,000 in the aggregate during the period from the date of this Agreement through the Termination Date, and

     Section 2.14  Capital Expenditures.  Effective as of the date hereof, the
                   --------------------
amount "Eight Million Five Hundred Thousand Dollars ($8,500,000)" appearing in
Section 11.7 of the Agreement is hereby amended to read "Five Million Five Hundred Thousand Dollars ($5,500,000)".

     Section 2.15  Consolidated Senior Debt to Consolidated Cash Flow Ratio.
                   --------------------------------------------------------
Effective as of the date hereof, Section 11.8 of the Agreement is hereby amended to read in its entirety as follows:

          Section 11.8  Consolidated Senior Debt to Consolidated Cash Flow
                        --------------------------------------------------
     Ratio. The Borrower and the Parent will maintain, or cause to be maintained, as of the end of the quarter ended August 31, 1996 and each fiscal quarter ended thereafter, a ratio of Consolidated Senior Debt, as of the end of such quarter, to Consolidated Cash Flow, for the most recent four fiscal quarters then ended, of not greater than 3.0 to 1.0.

     Section 2.16  New Ratios.  Effective as of the date hereof, Article XI of
                   ----------
the Agreement is hereby amended to add Sections 11.9 and 11.10 to the end thereof, which Sections shall read in their entirety as follows:

          Section 11.9  Consolidated Senior Debt to Consolidated Capitalization
                        -------------------------------------------------------
     Ratio.  The Borrower and the Parent will maintain, or cause to be
     -----
     maintained, a ratio of Consolidated Senior Debt to Consolidated Capitalization of not greater than: (a) 47% during the Parent's fiscal quarter ending August 31, 1996; (b) 45% during the Parent's fiscal quarter ending November 30, 1996; and (c) 40% during the Parent's fiscal quarter ending February 28, 1997 and at all times thereafter.

          Section 11.10  Companies Cash Flow to Companies Interest Expense
                         -------------------------------------------------
     Ratio. The Borrower will maintain, or cause to be maintained, a ratio of Companies Cash

     Flow to interest expense of the Companies of not less than (a) 1.25 to 1.0 for the quarter ending February 28, 1997, (b) 1.50 to 1.0 for the two quarters ending May 31, 1997, (c) 1.75 to 1.0 for the three quarters ending August 31, 1997, and (d) 2.0 to 1.0 for the four quarters ending November 30, 1997 and each four quarter period ending thereafter.

     Section 2.17  Release of Sam's Operations Collateral.  Effective as of the
                   --------------------------------------
date hereof, clause (h) of Section 14.9 of the Agreement is hereby amended to read in its entirety as follows:

     (h) release any Collateral, except releases of Collateral in connection with the sale of the Sam's Operations which shall be effective if agreed or consented to in writing by Banks having at least 85% of the aggregate amount of the Commitments (or by Agent with the consent of such Banks);

     Section 2.18  Amendments to Exhibits.  Effective as of the date hereof,
                   ----------------------
Exhibits "A," "D," "E-1," "E-2," "E-3," "E-4," "H" and "L" to the Agreement are hereby amended to read in their respective entireties as set forth on Annexes 1 through 8 hereto, respectively.

     Section 2.19  New Exhibits.  Effective as of the date hereof, the Agreement
                   ------------
is hereby amended to add Exhibits "E-10" through "E-12", consecutively, and "F-3" thereto, which Exhibits shall read in their respective entireties as set forth on Annexes 9 through 12 hereto, respectively.

     Section 2.20  Amendments to Schedules.  Effective as of the date hereof,
                   -----------------------
Schedules 1, 2, 3, 5 and 6 to the Agreement are hereby amended to read in their respective entireties as set forth on Annexes 13, 14, 15, 16 and 17 hereto, respectively.

     Section 2.21  Waiver.  The Banks hereby waive any Default existing on the
                   ------
date hereof under subsection (o) of Section 12.1 of the Agreement to the extent the events disclosed by the Parent in press releases issued on or before the date hereof constitute a material adverse change under such subsection.
However, nothing contained herein or in any of the Loan Documents shall waive or be construed to waive any Default which may hereafter occur based on events or announcements subsequent to the date hereof which alone or together with other events or announcements, including those which were the subject of press releases issued on or before the date hereof, may constitute a material adverse change under subsection (o) of Section 12.1 of the Agreement.

                                  ARTICLE III
                                  -----------

                             Conditions Precedent
                             --------------------

     Section 3.1  Conditions.  The effectiveness of this Amendment is subject to
                  ----------
the satisfaction of the following conditions precedent:

          (a)  Documents.  The Agent shall have received all of the following,
               ---------
     each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

               (1)   Certificates of Secretary for Certain Corporations.  A
                     --------------------------------------------------
          certificate of the Secretary or an Assistant Secretary of each of the Borrower, the Parent, Holdings, Fulfillment, CellStar International and Audiomex, certifying (i) as to the resolutions of the Board of Directors of such Person which authorize the execution, delivery, and performance by such Person of this Amendment and the other Loan Documents to which such Person is or is to be a party, (ii) the names of the officers of such Person authorized to sign this Amendment, the other Loan Documents to which such Person is or is to be a party and the certificates contemplated herein, (iii) that neither the Articles or Certificate of Incorporation nor the Bylaws of such Person have been modified, amended or revoked since the most recent date as of which certified copies of such documents were delivered to the Agent; and (iv) that the Agreements of Limited Partnership of the Partnerships have not been modified, amended or revoked since the most recent date as of which a certified copy thereof was delivered to the Agent ;

               (2)   Certificates of Secretary of Additional Corporations.  A
                     ----------------------------------------------------
          certificate of the Secretary or an Assistant Secretary of each of CAS, A & S, CellStar SA and CWI, certifying (i) as to the resolutions of the Board of Directors of such Person which authorize the execution, delivery, and performance by such Person of the Loan Documents to which such Person is or is to be a party, and (ii) the names of the officers of such Person authorized to sign the Loan Documents to which such Person is or is to be a party and the certificates contemplated herein;

               (3)   Certificates and Articles of Incorporation.  The
                     ------------------------------------------
          Certificates or Articles of Incorporation of CAS, A & S, CellStar SA and CWI certified by the Secretary of State of their respective states of incorporation as of a date within twenty (20) days prior to the date hereof;

               (4)   Bylaws.  The Bylaws of CAS, A & S, CellStar SA and CWI
                     ------
          certified by the Secretary or an Assistant Secretary of such Person;

               (5)   Governmental Certificates.  Certificates of the
                     -------------------------
          appropriate government officials of the respective jurisdictions of incorporation of the Parent and its Subsidiaries, except the Partnerships, as to the existence and good standing of each such Person and certificates of the appropriate governmental officials of each state where any such Persons own inventory located in such state having an aggregate value of $100,000 or more, as to the qualification and good standing of such Persons, respectively, in such jurisdictions, each dated within twenty (20) days prior to the date hereof;

               (6)   Partnership Governmental Certificates.  Certificates of
                     -------------------------------------
     the Secretary of State of the State of Texas as to the existence of each of the Partnerships, and certificates of the appropriate governmental officials of each state where the Partnerships conduct business or employ any Persons as to the qualification of the Partnerships to do business in such jurisdictions, each dated within twenty (20) days prior to the date hereof;

               (7)   Opinions of Counsel.  A favorable opinion of outside
                     -------------------
     counsel of the Borrower, as to the matters set forth in Annex 19 hereto, and such other matters as the Agent may reasonably request;

               (8)   New Notes.  Promissory Notes, each in the form of Annex 1
                     ---------
     hereto with appropriate completions, payable to the order of each Bank in the stated amount of such Bank's Commitment, executed by the Borrower (the "New Notes");

               (9)   New Guaranty.  The Guaranty of the New Guarantors in
                     ------------
     substantially the form of Annex 12 hereto, executed by the New Guarantors;

               (10)  Borrower Security Agreement.  The Borrower Security
                     ---------------------------
     Agreement in substantially the form of Annex 3 hereto, executed by the Borrower;

               (11)  Guarantor Security Agreements.  The Guarantor Security
                     -----------------------------
     Agreements in substantially the form of Annexes 4, 5 and 9 hereto, executed by the Guarantors.

               (12)  Borrower Pledge Agreement.  The Borrower Pledge
                     -------------------------
     Agreement, in substantially the form of Annex 6 hereto, executed by the Borrower;

               (13)  Parent Pledge Agreement.  The Parent Pledge Agreement, in
                     -----------------------
     substantially the form of Annex 10 hereto, executed by the Parent;

               (14)  CAS Pledge Agreement.  The CAS Pledge Agreement, in
                     --------------------
     substantially the form of Annex 11 hereto, executed by CAS;

               (15)  Consent Letter.  The consent letter relating to the BNP
                     --------------
     Term Loan and the sale of the Sam's Operations, in substantially the form of Annex 18 hereto, executed by the parties thereto.

               (16)  Stock Certificates.  The original certificates
                     ------------------
     representing the stock pledged pursuant to the Pledge Agreements executed in connection herewith, together with stock transfer powers duly executed in blank (except the certificates representing the stock of CellStar SA and related transfer powers, which shall have been delivered to BNP);

               (17)  CellStar SA Stock.  A document in form and substance
                     -----------------
          satisfactory to the Agent, executed by BNP, whereby BNP (a) acknowledges that it holds the original certificates representing the pledged stock of CellStar SA as bailee for the Agent to perfect the Agent's security interest in such stock, and (b) agrees to deliver such certificates to the Agent promptly upon payment in full of the BNP Term Loan.

               (18)  Financing Statements.  Uniform Commercial Code financing
                     --------------------
          statements and amendments in form and substance satisfactory to the Agent, executed by the Borrower and the Guarantors;

               (19)  Intellectual Property Documentation.  Documentation
                     -----------------------------------
          satisfactory to the Agent, for filing in the U.S. Patent and Trademark Office and the U.S. Copyright Office to properly reflect Agent's security interest in all U.S. patents, trademarks, copyrights and applications therefor of the Borrower and the Guarantors;

               (20)  Contribution and Indemnification Agreement.  An Amended
                     ------------------------------------------
          and Restated Contribution and Indemnification Agreement in substantially the form of Annex 8 hereto, executed by the Borrower and the Guarantors.

               (21)  Lien Searches.  The results of Uniform Commercial Code,
                     -------------
          tax and judgment lien searches showing all financing statements and other documents, instruments and Liens on file against the Borrower and the Guarantors in such jurisdictions as the Agent may request, each such search to be as of a current date.

               (22)  Additional Information.  Such additional approvals,
                     ----------------------
          opinions, documents, instruments and information as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

          (b)  Amendment Fees.  The Borrower shall have paid or caused to be
               --------------
     paid amendment fees to the Banks and an advisory fee to Chase Securities Inc. ("CSI"), in the total amount of $337,500, to be distributed among the Banks and CSI as specified by the Banks.

          (c)  Asia Line of Credit.  The termination date of the Asia Line of
               -------------------
     Credit shall have been extended to July 31, 1997, pursuant to terms and documentation satisfactory to the Required Banks.

          (d)  BNP Term Loan.  The outstanding Debt of the Parent to BNP shall
               -------------
     have been refinanced by the BNP Term Loan and the maturity date thereof extended to November 21, 1996, pursuant to terms and documentation satisfactory to the Required Banks.

          (e)  Expenses.  The Borrower shall have paid or caused to be paid in
               --------
     full all expenses invoiced through the date hereof which are reimbursable under Section 14.1 of the Agreement.

          (f)  Representations and Warranties.  The representations and
               ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (g)  No Default.  No Default shall have occurred and be continuing.
               ----------

          (h)  Adjustment of Principal Balances.  One or more Banks shall have
               --------------------------------
     made offsetting payments to other Banks as requested by the Agent in order to cause the outstanding principal balance of each Bank's New Note to correspond to its Commitment as amended herein.

          (i)  Corporate Matters.  All corporate proceedings taken in connection
               -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                  ARTICLE IV
                                  ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 4.1  Ratifications.  The terms and provisions set forth in this
                  -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Parent agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2  Representations and Warranties.  Borrower and Parent each
                  ------------------------------
hereby represent and warrant to the Agent that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and the other Loan Documents to which each such Person is a party, and compliance with the terms and provisions hereof and thereof, have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under
(i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof and all information on the Schedules to the Agreement, as amended hereby, is correct and complete, and (3) no Default has occurred and is continuing, except any Default waived in Section 2.20 hereof.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     Section 5.2  Reference to Agreement.  Each of the Loan Documents, including
                  ----------------------
the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.3  Expenses of the Agent.  Each Company agrees to pay on demand
                  ---------------------
all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Agent's legal counsel.

     Section 5.4  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.5  APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS
                  --------------
EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.6  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Borrower, the Parent, the Agent and the Banks and their respective successors and assigns, except neither the Borrower nor the Parent shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

     Section 5.7    Counterparts.  This Amendment may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.8.   Effect of Waiver.  No consent or waiver, express or implied,
                    ----------------
by the Agent or the Banks to or for any breach of or deviation from any covenant, condition or duty by Borrower or Parent shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.9.   Headings.  The headings, captions, and arrangements used in
                    --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.10.  Non-Application of Chapter 15 of Texas Credit Code. The
                    --------------------------------------------------
provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

     Section 5.11.  Release of Claims.  The Borrower and the Guarantors
                    -----------------
each hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and the Guarantors each hereby waives, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     Section 5.12   ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                    ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. This Amendment supersedes that certain letter agreement dated as of April 15, 1996 among the parties hereto, CellStar, Ltd. and CellStar Fulfillment, Ltd.

     Executed as of the date first written above.

                              BORROWER:
                              --------

                              NATIONAL AUTO CENTER, INC.



                              By: /s/ Alan H. Goldfield
                                 --------------------------------------
                                  Alan H. Goldfield
                                  Chairman and Chief Executive Officer

                              PARENT:
                              ------

                              CELLSTAR CORPORATION



                              By: /s/ Alan H. Goldfield
                                 --------------------------------------
                                  Alan H. Goldfield
                                  Chairman and Chief Executive Officer


                              AGENT AND BANKS:
                              ---------------

                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION, as Agent and as a Bank



                              By: /s/   Kevin Kelly
                                 --------------------------------------
                                 Name:  Kevin Kelly
                                      ---------------------------------
                                 Title: Senior Vice President
                                       --------------------------------

                              NATIONAL CITY BANK



                              By: /s/   D.PULLEN
                                 --------------------------------------
                                 Name:  DON PULLEN
                                      ---------------------------------
                                 Title: V.P.
                                      ---------------------------------

                              NBD BANK



                              By:        [SIGNATURE ILLEGIBLE]
                                 --------------------------------------
                                  Name:________________________________
                                  Title:_______________________________

                              BANK OF SCOTLAND



                              By:  /s/   CATHERINE M. ONIFFREY
                                 --------------------------------------
                                  Name:  CATHERINE M. ONIFFREY
                                       --------------------------------
                                  Title: VICE PRESIDENT
                                        -------------------------------
                                         BANK OF SCOTLAND

                              BANQUE NATIONALE DE PARIS,
                              HOUSTON AGENCY



                              By:  /s/  HENRY F. SETINA
                                 --------------------------------------
                                 Name:  HENRY F. SETINA
                                      ---------------------------------
                                 Title: VICE PRESIDENT
                                       --------------------------------

          Each of the undersigned Partnerships hereby (a) consents and agrees to this Amendment, (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Partnership enforceable against such Partnership in accordance with its terms, and (c) acknowledges and agrees that the "Guaranteed Indebtedness," as defined in its Guaranty, includes without limitation the indebtedness evidenced by the New Notes.

                              CELLSTAR, LTD.

                              By:  National Auto Center, Inc.,
                                   General Partner



                                   By: /s/ Alan H. Goldfield
                                      --------------------------------------
                                       Alan H. Goldfield
                                       Chairman and Chief Executive Officer

                              CELLSTAR FULFILLMENT, LTD.

                              By:  CellStar Fulfillment, Inc.,
                                   General Partner



                                   By: /s/ Alan H. Goldfield
                                      --------------------------------------
                                       Alan H. Goldfield
                                       Chairman and Chief Executive Officer

          Each of the undersigned Subsidiaries hereby (a) consents and agrees to this Amendment, (b) acknowledges and agrees that the Obligations secured by the existing Pledge Agreements executed by such Subsidiaries pursuant to the Agreement include without limitation the indebtedness evidenced by the New Notes, and (c) acknowledges and agrees that the Liens created and evidenced by such Pledge Agreements are legal, valid, binding and enforceable Liens of the respective dignity and priority recited therein and all of such Liens are hereby ratified and shall continue as security for the Obligations, including without limitation the indebtedness evidenced by the New Notes.

                                   CELLSTAR FULFILLMENT, INC.



                                   By: /s/ Alan H. Goldfield
                                      ------------------------------------------
                                      Name: Alan H. Goldfield
                                           -------------------------------------
                                      Title: Chairman and Chief Executive
                                             Officer
                                             -----------------------------------

                                   NAC HOLDINGS INC.

                                   By: /s/ Elaine Flud Rodriquez
                                      -----------------------------------------
                                      Name: Elaine Flud Rodriquez
                                           ------------------------------------
                                      Title: President, Treasurer and Director
                                            ------------------------------------

                                   AUDIOMEX EXPORT CORPORATION



                                   By: /s/ Alan H. Goldfield
                                      ------------------------------------------
                                      Name: Alan H. Goldfield
                                           -------------------------------------
                                      Title: Chairman and Chief Executive
                                             Officer
                                             -----------------------------------

                                   CELLSTAR INTERNATIONAL CORPORATION/ASIA


                                   By: /s/ Alan H. Goldfield
                                      ------------------------------------------
                                      Name: Alan H. Goldfield
                                           -------------------------------------
                                      Title: Chairman and Chief Executive
                                             Officer
                                             -----------------------------------

                               INDEX TO ANNEXES

Annex 1      - Exhibit "A" (Form of Note)
Annex 2      - Exhibit "D" (Compliance Certificate)
Annex 3      - Exhibit "E-1" (Borrower Security Agreement)
Annex 4      - Exhibit "E-2" (Parent Security Agreement)
Annex 5      - Exhibit "E-3" (Partnership Security Agreements)
Annex 6      - Exhibit "E-4" (Borrower Pledge Agreement)
Annex 7      - Exhibit "H" (Borrowing Base Report)
Annex 8      - Exhibit "L" (Contribution Agreement)
Annex 9      - Exhibit "E-10" (Security Agreement of New Guarantors)
Annex 10     - Exhibit "E-11" (Parent Pledge Agreement)
Annex 11     - Exhibit "E-12" (CAS Pledge Agreement)
Annex 12     - Exhibit "F-3" (Guaranty of New Guarantors)
Annex 13     - Schedule 1 (Existing Litigation)
Annex 14     - Schedule 2 (Existing Debt)
Annex 15     - Schedule 3 (Subsidiaries and Foreign Affiliates)
Annex 16     - Schedule 5 (Existing Liens)
Annex 17     - Schedule 6 (Patents, Trademarks and Copyrights)
Annex 18     - Consent Letter
Annex 19     - Matters to be Addressed in Opinion of Counsel

                                    ANNEX 1

                          Exhibit "A" (Form of Note)
                          --------------------------

                                PROMISSORY NOTE
                                ---------------


$________________                Dallas, Texas                     July 31, 1996


     FOR VALUE RECEIVED, the undersigned, NATIONAL AUTO CENTER, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of

___________________________ ("Payee"), at the offices of Texas Commerce Bank National Association, as agent (together with any successor as provided in the Agreement, hereinbelow defined, the "Agent") at 1111 Fannin St., 9th Floor, MS46, Houston, Texas 77002 on the dates hereinafter specified, in lawful money of the United States of America, the principal sum of _____________________ DOLLARS ($_________), or so much thereof as may be advanced and outstanding hereunder, together with interest as hereinafter specified.

     This Note is one of the Notes referred to in that certain Amended and Restated Loan Agreement dated as of July 20, 1995, among Maker, CellStar Corporation, a Delaware corporation, Payee, Agent and each of the other banks or lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996, and as further amended by that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (such Amended and Restated Loan Agreement, as the same has been and may be amended, modified, or supplemented from time to time, being referred to herein as the "Agreement"). Capitalized terms used and not otherwise defined in this Note have the respective meanings specified in the Agreement.

     This Note is in renewal and replacement of, but not extinguishment of, the outstanding indebtedness evidenced by the existing promissory note previously executed by Maker pursuant to the Agreement and payable to the order of Payee in the stated amount of Payee's Commitment, which existing promissory note was given in partial renewal, extension, modification and rearrangement of, but not extinguishment of, the outstanding indebtedness of Maker under the Existing Loan Agreement.

     The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances prior to the maturity of this Note upon the terms and conditions specified in the Agreement.

     This Note evidences Advances made by the Agent and the Banks to Maker under the Agreement. In addition, as provided in Section 3.4 of the Agreement, each payment made by Agent pursuant to a drawing under a Letter of Credit shall constitute and be deemed an Advance by the Banks to Maker, including an Advance by Payee to Maker under this Note, in accordance with the terms of the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     The outstanding principal balance hereof shall bear interest at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the

Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect.

     Accrued and unpaid interest on this Note shall be due and payable on the dates specified in Section 2.4 of the Agreement. All principal of this Note shall be due and payable on the Termination Date. All past due principal and interest shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

     Interest on the Eurodollar Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed, and interest on the Floating Rate Advances shall be computed on the basis of a year of 360 days and the actual number of days elapsed at all times when the Alternate Base Rate is based on the Federal Funds Effective Rate and a year of 365 or 366 days, as the case may be, and the actual number of days elapsed at all times when the Alternate Base Rate is the Prime Rate.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand

PROMISSORY NOTE - Page 2
for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, except any notice and grace periods provided in the Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to endorse on the Schedule attached to this Note or any continuation thereof or to record in its internal records all advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements or records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement or record shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

                                       NATIONAL AUTO CENTER, INC.


                                       By:______________________________________
                                          Alan H. Goldfield
                                          Chairman and Chief Executive Officer

PROMISSORY NOTE - Page 3

                                   Schedule


  DATE             ADVANCE           PRINCIPAL PAYMENT         BALANCE
--------        -------------        ------------------      ----------

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

________        _____________        __________________      __________

_________       _____________        __________________      _________

_________       _____________        __________________      _________

_________       _____________        __________________      _________

                                    ANNEX 2

                     Exhibit "D" (Compliance Certificate)
                     ------------------------------------

                             COMPLIANCE CERTIFICATE


TO:  Texas Commerce Bank National Association, as Agent
     2200 Ross Avenue, Post Office Box 660197
     Dallas, Texas   75266-0197
     Attention:  Allen K. King

Ladies and Gentlemen:

     The undersigned is the president, chief executive officer, the chief financial officer or the corporate controller of NATIONAL AUTO CENTER, INC., a Texas corporation (the "Borrower"), and is authorized to make and deliver this certificate pursuant to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, among the Borrower, CellStar Corporation, a Delaware corporation ("Parent"), each of the banks or other lending institutions which is or may become a party thereto and the successors and permitted assigns thereof, and Texas Commerce Bank National Association, a national banking association, as agent for itself and each of the other Banks and as issuer of Letters of Credit thereunder, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996, and as further amended by that certain Second Amendment to Amended and Restated Loan Agreement dated as of July 31, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein.

     In connection with the foregoing and pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies to the Agent and each Bank that the following statements are true and correct:

     A.   Representations and Warranties.  The representations and warranties
          ------------------------------
contained in Article VIII of the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

     B.   Financial Covenants.  The information set forth below is true and
          -------------------
correct based upon the financial statements delivered herewith as of the last day of the fiscal quarter next preceding the date of this certificate:

(1)  Consolidated Current Ratio as of ___________, 19___:
     --------------------------
     (a)    Consolidated Current Assets as of such date.......................................  $___________
     (b)    Consolidated Current Liabilities as of such date..................................  $___________
     (c)    All other Debt of the Borrower to the Agent and the Banks under or pursuant to the Loan Agreement as of such date....................................  $___________
     (d)    Sum of Line (b) plus Line (c).....................................................  $___________
     (e)    Current Ratio (Ratio of Line (a) to Line (d)).....................................  _____:_____
     (f)    Minimum Current Ratio required by Section 11.1 of Loan Agreement..................  1.20 to 1.00

(2)  Tangible Net Worth as of ___________, 19___:
     ------------------
     (a)  Stockholders' or owners' equity of the Companies on a consolidated basis as of such date..................................................  $___________
     (b)  Amount at which shares of capital stock of the Borrower appear as an asset on the Borrower's balance sheet...............................................  $___________
     (c)  Goodwill, including amounts that represent the excess of the purchase price paid for assets or stock over the value assigned thereto......................  $___________
     (d)  Patents, trademarks, trade names, and copyrights....................................  $___________
     (e)  Deferred expenses...................................................................  $___________
     (f)  Loans and advances to any stockholder, director, officer, partner or employee of the Companies or any Affiliate of the Companies.........................  $___________
     (g)  All other assets which are properly classified as intangible assets.................  $___________
     (h)  Sum of Lines (b), (c), (d), (e), (f) and (g)........................................  $___________

COMPLIANCE CERTIFICATE - PAGE 1

     (i)  Tangible Net Worth (Difference of Line (a) minus Line (h))..........................  $___________
     (j)  Sum of net income, after provision for income taxes, of the Companies
          (without any deduction for losses) for each fiscal quarter of the
          Companies ended through such date, beginning with the fiscal quarter ending November 30, 1994....................................................  $___________
     (k)  50% of Line (j).....................................................................  $___________
     (l)  With respect to any issuance, sale or other disposition of any shares of capital stock or other equity securities of Parent of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants or options to subscribe for or purchase any such shares), the aggregate gross proceeds of such issuance, sale or other disposition, less the following:
                                               ----
          (i) placement agent fees, (ii) underwriting discounts and
          commissions, (iii) bank and other lender fees, and (iv) legal fees and other expenses payable by the issuer in connection with such issurance, sale or other disposition, to the extent such proceeds are received by any of the Companies................................................  $___________
     (m)  Minimum Tangible Net Worth required by Section 11.2 of Loan Agreement
          ($57,500,000 plus Line (k) plus Line (1))...........................................  $___________

(3)  Interest Coverage Ratio as of ___________, 19___ (for the four (4) fiscal quarter period
     -----------------------
     most recently ended):

     (a)  The amount of net income of Parent and the Subsidiaries for the four (4) fiscal quarter period most recently ended (whether positive or negative) before interest expense, income taxes and extraordinary items, net  of all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other
          non-cash charges accrued but not actually paid) which, in determining net income of the Parent and the Subsidiaries for such period, were deducted from (or included in) gross income for such period.........................  $___________
     (b)  Interest expense of the Parent and the Subsidiaries on a consolidated basis..................................................................  $___________
     (c)  Ratio of Line (a) to Line (b).......................................................  ____ to ____
     (d)  Minimum Interest Coverage Ratio required by Section 11.3 of Loan
          Agreement...........................................................................  3.0 to 1.0

(4)  Turnover ratio for the quarter ended ___________, 19___:
     --------------
     (a)  Cost of goods sold for the Parent and the Subsidiaries on a consolidated basis in the period of the four fiscal quarters then ended..........................  $___________
     (b)  Average Inventory Per Quarter for each of the most recent four fiscal quarters then ended:

                           Beginning                              Ending
                          Inventory                             Inventory
         Quarters          Amount                                Amount
         --------          ------                                ------
             1             $_______          +                   $_______ divided by 2 =......  $___________
             2             $_______          +                   $_______ divided by 2 =......  $___________
             3             $_______          +                   $_______ divided by 2 =......  $___________
             4             $_______          +                   $_______ divided by 2 =......  $___________
     (c)  Total sum of Average Inventory Per Quarter for quarters shown in Line (b)...................................................................  $___________
     (d)  Average Inventory (Line (c) divided by four)........................................  $___________
     (e)  Turnover Ratio (Ratio of Line (a) to Line (d))......................................  ____ to ____
     (f)  Minimum turnover ratio required by Section 11.4 of Loan Agreement at all times other than any Exception Period...........................................  5.0 to 1.0
     (g)  Minimum turnover rate required by Section 11.4 of Loan Agreement during each Exception Period........................................................  5.25 to 1.00

(5)  Consolidated Funded Debt to Consolidated Cash Flow Ratio as of __________, 19___:
     --------------------------------------------------------
     (a)  On a consolidated basis for the Parent and the Subsidiaries in accordance with GAAP, all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a reimbursement obligor with respect to an issued letter of credit or similar

COMPLIANCE CERTIFICATE - PAGE 2

          instrument, as an obligor under a Guarantee for borrowed money, or as any other type of direct or contingent obligor) as of the last day of the fiscal quarter most recently ended..............................................  $__________
     (b)  On a consolidated basis for the Parent and the Subsidiaries, without duplicating any amount included in Line (a) above, all obligations to pay rent or other amounts under a lease of (or other agreement conveying the right to use)
          real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet (other than the interest component of such obligations), as of the last day of the fiscal quarter most recently ended......................................................................  $__________
     (c)  Consolidated Funded Debt (the sum of Line (a) plus Line (b))........................  $__________
     (d)  Consolidated Cash Flow (Line 3(a))..................................................  $__________
     (e)  Ratio of Line (c) to Line (d).......................................................  _____ to _____
     (f)  Maximum Consolidated Funded Debt to Consolidated Cash Flow Ratio
          permitted by Section 11.5 of Loan Agreement.........................................  4.0 to 1.0

(6)  Consolidated Funded Debt to Consolidated Capitalization Ratio as of _____________, 19___:
     -------------------------------------------------------------
     (a)  Consolidated Funded Debt (Line (5)(c))..............................................  $__________
     (b)  The sum of Line (a) plus all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Parent and the Subsidiaries............................................  $__________
     (c)  Ratio of Line (a) to Line (b).......................................................      _____%
     (d)  Maximum Consolidated Funded Debt to Consolidated Capitalization Ratio
          permitted by Section 11.6 of Loan Agreement.........................................         60%

(7)  Capital Expenditures during the fiscal year ending ____________, 19___:
     --------------------
     (a)  Aggregate capital expenditures of the Parent and the Subsidiaries on a consolidated basis..................................................................  $___________
     (b)  Maximum capital expenditures permitted by Section 11.7 of Loan Agreement............  $5,500,000.00

(8)  Consolidated Senior Debt to Consolidated Cash Flow Ratio as of _____________, 19___:
     --------------------------------------------------------
     (a)  Consolidated Funded Debt (Line (5)(c))..............................................  $___________
     (b)  Subordinated Debt...................................................................  $___________
     (c)  Consolidated Senior Debt (Line (a) minus Line (b))..................................  $___________
     (d)  Consolidated Cash Flow (Line (3)(a))................................................  $___________
     (e)  Ratio of Line (c) to Line (d).......................................................  $____ to ____
     (f)  Maximum Consolidated Senior Debt to Consolidated Cash Flow Ratio
          permitted by Section 11.8 of Loan Agreement.........................................  3.0 to 1.0

(9)  Consolidated Senior Debt to Consolidated Capitalization Ratio as of _____________, 19____:
     -------------------------------------------------------------
     (a)  Consolidated Senior Debt (Line (8)(c))..............................................  $___________
     (b)  Consolidated Capitalization (Line (6)(b))...........................................  $___________
     (c)  Ratio of Line (a) to Line (b).......................................................        _____%
     (d)  Maximum Consolidated Senior Debt to Consolidated Capitalization Ratio
          permitted by Section 11.9 of Loan Agreement.........................................        _____%

(10) Companies Cash Flow to Companies Interest Expense Ratio as of ____________, 19____:
     -------------------------------------------------------
     (a)  The amount of net income of the Companies for the four (4) fiscal quarter period most recently ended (whether positive or negative)
          before interest expense, income taxes and extraordinary items, net of all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income of the Companies for such period, were deducted from (or included in) gross income for such period..............................................................................  $___________
     (b)  Interest expense of the Companies...................................................  $___________

COMPLIANCE CERTIFICATE - PAGE 3

     (c)  Ratio of Line (a) to Line (b).......................................................  ____ to ____
     (d)  Minimum Companies Cash Flow to Companies Interest Expenses Ratio
          required by Section 11.10 of Loan Agreement.........................................  ____ to ____

(11) Advances and Equity Contributions by the Borrower and the Parent to
     Subsidiaries and Foreign Affiliates as of ____________, 19___:
     (a)  Aggregate amount of all initial start-up advances and initial and further equity contributions by the Borrower or the Parent to any Subsidiary or
          Foreign Affiliate during the period from the most recent July 31 through such date...................................................................  $___________
     (b)  Maximum amount of such advances and equity contributions permitted by
          Section 10.5(i)(B) of Loan Agreement during each 12-month period beginning on each July 31...........................................................  $5,000,000

(12) Advances and Equity Contributions by Subsidiaries (other than the
     Borrower) to Subsidiaries and Foreign Affiliates as of ______________, 19___:
     (a)  Aggregate amount of all initial start-up advances and initial and further equity contributions by any Subsidiary (other than the
          Borrower) to any other Subsidiary or Foreign Affiliate during the period from the most recent July 31 through such date...............................  $___________
     (b)  Maximum amount of such advances and equity contributions permitted by Section 10.5(i)(B) of Loan Agreement during each
          12-month period beginning on each July 31...........................................  $3,000,000

               The undersigned hereby certifies that (a) the above information and calculations are true and correct and not misleading as of the date hereof, (b) Borrower and Parent have delivered to the Agent and the Banks all financial information and reports required by the Loan Agreement by the dates provided therein, and (c) no Default has occurred and is continuing.

                                                  By:
                                                     ___________________________
                                                     Name:
                                                          ______________________
                                                     Title:
                                                           _____________________

     Dated as of:___________________

COMPLIANCE CERTIFICATE - PAGE 4

                                    ANNEX 3

                  Exhibit "E-1" (Borrower Security Agreement)
                  -------------------------------------------

                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------


     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") dated as of July 31, 1996, is by and between NATIONAL AUTO CENTER, INC., a Texas corporation (the "Debtor"), whose address is 1730 Briercroft, Carrollton, Texas 75006, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and, collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent"), whose address is 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197.

                               R E C I T A L S:
                               - - - - - - - -

     A. The Debtor, CellStar Corporation, a Delaware corporation (the "Parent"), the Agent, and certain of the Banks heretofore entered into that certain Loan Agreement dated as of November 9, 1994, as amended by that certain First Amendment to Loan Agreement dated as of February 28, 1995, and as further amended by that certain Second Amendment to Loan Agreement dated as of June 28, 1995 (such Loan Agreement, as amended, being hereinafter referred to as the "Original Loan Agreement").

     B. Pursuant to the Original Loan Agreement, certain of the Banks made loans to Debtor (the indebtedness of Debtor to such Banks under the Original Loan Agreement being hereinafter referred to as the "Existing Indebtedness").

     C. Pursuant to the Original Loan Agreement, Debtor executed and delivered to the Agent that certain Security Agreement dated as of November 9, 1994 (the "Original Security Agreement"), granting a security interest in the Collateral to the Agent to secure the Existing Indebtedness.

     D. The Debtor, the Parent, the Banks and the Agent are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement"), pursuant to which, among other things, (i) the Original Loan Agreement was amended and restated in its entirety, and (ii) the Existing Indebtedness was renewed, extended, modified and rearranged, but not extinguished.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 1

     E. Pursuant to the Loan Agreement, the Debtor executed and delivered to the Agent that certain Amended and Restated Security Agreement dated as of July 20, 1995 (the "Existing Security Agreement"), pursuant to which the Original Security Agreement was amended and restated in its entirety.

     F. Concurrently herewith, the Debtor, the Parent, the Banks and the Agent are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

     G. The parties hereto now desire to amend the Existing Security Agreement as hereinafter provided and have agreed, for purposes of clarity and ease of administration, to carry out the agreed upon amendments by amending the pertinent provisions of the Existing Security Agreement and then restating the Existing Security Agreement in its entirety by means of this Agreement.

     H. The Agent and the Banks have conditioned their obligations under the Loan Agreement and the effectiveness of the Second Amendment on the execution and delivery by the Debtor of this Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, and the Existing Security Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1.   Definitions.  As used in this Agreement, the following terms
                    -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in Section
           --------
     9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 2

          "BNP Collateral" means the Sam's Collateral, except proceeds of
           --------------
     Inventory (including pagers), pager customer lists and Accounts.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by the Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------
     Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions, (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs, (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit, (d) all rights of the Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of the Debtor, (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, (g) all rights and claims of the Debtor under warranties and indemnities, and (h) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by the Debtor.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by the Debtor,

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 3 and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor, (c) all wrapping, packaging, advertising, and shipping materials of the Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor, and (e) all Documents evidencing any of the foregoing.

          "Letter of Intent" means that certain letter of intent dated May 6,
           ----------------
     1996, among the Debtor, the Parent, CellStar, Ltd. and the Buyer named therein.

          "Obligations" means:
           -----------

               (a) the indebtedness, liabilities and obligations of the Debtor to the Banks evidenced by those certain Promissory Notes of even date herewith, executed by Debtor and payable to the order of the Banks in the aggregate principal amount of $90,000,000.00;

               (b) the "Obligations", as such term is defined in the Loan Agreement;

               (c)  all future Advances by the Agent or any Bank to Debtor;

               (d) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

               (e) all other obligations, indebtedness and liabilities of Debtor to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

               (f) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means (a) the security interests granted hereby, (b)
           ---------------
     Liens expressly permitted by Section 10.2 of the Loan Agreement, and (c) the Lien of BNP in the BNP Collateral securing the BNP Term Loan.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 4

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Sam's Collateral" means any contract or agreement which exists or may
           ----------------
     exist with respect to the sale or other transfer of the Sam's Operations, including without limitation any contract or agreement which arises as a result of or in connection with the Letter of Intent, together with all proceeds from any sale or transfer pursuant to such contract or agreement.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2.   Terms Defined in Loan Agreement.  All capitalized terms used
                    -------------------------------
and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1.   Security Interest.  As collateral security for the prompt
                    -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants, and ratifies and confirms the prior grant made pursuant to the Original Security Agreement and the Existing Security Agreement, to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Instruments;

          (d)  all General Intangibles;

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 5

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment;

          (h)  without in any way limiting the foregoing, the Sam's Collateral;
               and

          (i)  all Proceeds and products of any or all of the foregoing.

If the grant, pledge, or collateral transfer or assignment of any rights of the Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable law but is otherwise limited by that prohibition.

     Section 2.2.   Renewal of Obligations and Liens.  The parties hereto
                    --------------------------------
acknowledge and agree that (i) the Obligations are in part in renewal, extension, modification and rearrangement of, but not extinguishment of, the Existing Indebtedness, and (ii) the Existing Indebtedness is secured by liens and security interests granted by the Debtor pursuant to the Original Security Agreement and the Existing Security Agreement, which liens and security interests are not extinguished or released, but instead are hereby renewed, extended, carried forward and continued in accordance with the terms of this Agreement.

     Section 2.3.   Debtor Remains Liable.  Notwithstanding anything to the
                    ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     To induce the Agent to enter into this Agreement and the Agent and the Banks to enter into the Loan Agreement, the Debtor represents and warrants to the Agent that:

     Section 3.1.   Title.  The Debtor is, and with respect to Collateral
                    -----
acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien, except Permitted Liens.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 6

     Section 3.2.   Accounts.  Unless the Debtor has given the Agent written
                    --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3.   Financing Statements.  No financing statement, security
                    --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to the Original Security Agreement, the Existing Security Agreement, this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, the Debtor has not within the past five (5) years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4.   Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

     Section 3.5.   Location of Collateral.  All Inventory and Equipment of the
                    ----------------------
Debtor is located at the places specified on Schedule 1 hereto. The Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper have been delivered to the Agent.

     Section 3.6.   Perfection.  This Agreement creates a security interest in
                    ----------
the Collateral, and ratifies and confirms the existing security interest granted pursuant to the Original Security Agreement and the Existing Security Agreement, in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2 attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of the Debtor, the security interest in favor of the Agent created herein is and will constitute a valid and perfected Lien upon and security interest in the Collateral (except Equipment and Inventory located in jurisdictions where perfection is not required under Section 4.10(a) hereof), subject to no equal or prior Lien, except the Permitted Liens.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 7

                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1.   Encumbrances.  The Debtor shall not create, permit, or
                    ------------
suffer to exist, and shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 4.2.   Modification of Accounts.  The Debtor shall, in accordance
                    ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above,
(d) allow any credit or discount for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.

     Section 4.3.   Disposition of Collateral.  The Debtor shall not sell, lease
                    -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Loan Agreement.

     Section 4.4.   Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require;(b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 8 thereby. The Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5.   Risk of Loss; Insurance.  The Debtor shall be responsible
                    -----------------------
for any loss or damage to the Collateral. The Debtor shall, at is own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks, and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtor shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtor shall reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received thirty (30) days prior written notice thereof. The Debtor shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6.   Inspection Rights.  The Debtor shall permit the Agent, each
                    -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

     Section 4.7.   Mortgagee's and Landlord's Agreements.  With respect to
                    -------------------------------------
each location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, except as hereinafter provided, the Debtor shall cause each mortgagee of real property owned by the Debtor and each landlord of real property leased by the Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives or subordinates to the Agent's satisfaction its rights, if any, in the Collateral (each, a "Landlord's Agreement"); provided, however that with respect to
                                  --------  -------
Collateral located at 8728 Westpark Drive, Houston, Texas, Debtor shall exert its best efforts to obtain a Landlord's Agreement, but Debtor's failure to obtain such a Landlord's Agreement with respect to such location shall not cause the Inventory located at such location to be excluded from the Borrowing Base if such Inventory otherwise constitutes Eligible Inventory. After the date hereof, Debtor shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 9 request of the Agent, Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

     Section 4.8.   Corporate Changes.  The Debtor shall not change its name,
                    -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9.   Books and Records; Information.  The Debtor shall keep
                    ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and the Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 4.10.  Equipment and Inventory.
                    -----------------------

          (a) The Debtor shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or any other location within the United States of America, provided that with respect to any location of Equipment or Inventory not listed on Schedule 1 hereto, (i) if the Inventory located at such location has an aggregate value of $100,000 or more, the Debtor shall have given the Agent thirty (30) days prior written notice of the transfer of Equipment or Inventory to or opening of such location, and all action required to perfect the Agent's security interest in such Equipment and Inventory with the priority required by this Agreement shall have been taken, (ii) the Debtor shall deliver to the Agent by the twenty-fifth (25th) day of each month a computer listing of all locations of Equipment and Inventory not specified on Schedule 1 hereto or any listing previously delivered hereunder, and (iii) the Debtor shall take or cause to be taken all action necessary to perfect, with the same priority required by this Agreement, the Agent's security interest in all Equipment and Inventory located in each state where the Inventory located in such state has an aggregate value of $100,000 or more.

          (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. The Debtor shall not use or

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 10 permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11.  Warehouse Receipts Non-Negotiable.  The Debtor agrees that
                    ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law), except for any negotiable warehouse receipts issued for inventory in a bonded warehouse facility in a foreign trade zone listed on Schedule 1.

     Section 4.12.  Notification.  The Debtor shall promptly, and in any event
                    ------------
within five (5) days after the Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13.  Collection of Accounts.  Except as otherwise provided in
                    ----------------------
this Section, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Agent's direction, shall take) such actions as the Debtor or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtor shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent, for the pro rata benefit of the Banks (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent, for the pro rata benefit of the Banks. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may, at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may each elect in their absolute discretion, or (ii) be deposited to the credit of Debtor and held as collateral for the Obligations or permitted to be used by Debtor in the ordinary course of its business.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 11

                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1.   Power of Attorney.  The Debtor hereby irrevocably
                    -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor, and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below):

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 12 against the Debtor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine;(H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Debtor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken, provided that any failure by the Agent to so notify Debtor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2.   Setoff; Property Held by the Agent and the Banks.  If an
                    ------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to the Debtor whether or not the Obligations are then due. As additional security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of the Debtor now or hereafter

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 13 on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to the Debtor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

     Section 5.3.   Performance by the Agent.  If the Debtor shall fail to
                    ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 5.4.   Subrogation.  If any of the Obligations are given in renewal
                    -----------
or extension or applied toward the payment of indebtedness secured by any Lien, the Agent and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5.   Agent's Duty of Care. Other than the exercise of reasonable
                    --------------------
Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Debtor, and no refusal by the Agent to comply with any such request by Debtor, shall be deemed to be a failure to exercise reasonable care.


                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.1.   Rights and Remedies.  If an Event of Default shall have
                    -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 14 applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to the Debtor and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent or any Bank in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent and the Banks may apply the Collateral against the Obligations in such order and manner as they may elect in their absolute discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 15 any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1.   No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.2.   Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the Debtor and the Agent and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 7.3.   ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS
                    --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control.

     Section 7.4.   Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 16

     Section 7.5.   GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY
                    --------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.6.   Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.7.   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.8.   Waiver of Bond.  In the event the Agent seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.9.   Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.10.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.11.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 17

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTOR:
                              ------

                              NATIONAL AUTO CENTER, INC.



                              By:________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address for Notices:

                              1730 Briercroft
                              Carrollton, Texas   75006
                              Fax No.:               (214) 466-0288
                              Telephone No.:         (214) 466-5000

                              Attention:  Richard M. Gozia

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION, as Agent



                              By:________________________________________
                                 J. Kevin Kelty
                                 Senior Vice President


                              Address for Notices:

                              2200 Ross Avenue
                              Post Office Box 660197
                              Dallas, Texas  75266-0197
                              Fax No.:               (214) 965-2997
                              Telephone No.:         (214) 965-2705

                              Attention:  Allen K. King

AMENDED AND RESTATED SECURITY AGREEMENT - PAGE 18

                                  Schedule 1
                      Location of Inventory and Equipment
                      -----------------------------------

                     Locations of Inventory and Equipment
                 having an aggregate value of $100,000 or more
                 ---------------------------------------------


1730 Briercroft Drive
Carrollton, Texas  75006

1728 Briercroft Drive
Carrollton, Texas  75006

605 W. Airport Freeway
Irving, Texas  75062

7899 East Frontage Road
Overland Park, Kansas  66204

7500 N. W. 25th Street, Unit 4
Miami, Florida  33122

1230 Santa Anita Avenue
Units A, C, D
S. El Monte, California  91733

31035 Genstar Road
Hayward, California  94544-7831

                     Locations of Inventory and Equipment
                having an aggregate value of less than $100,000
                -----------------------------------------------

1711 Briercroft Drive, Suite 127           2417 Front Street
Carrollton, Texas  75006                   W. Sacramento, California  95691

4146 S. Cooper Street                      4704 W. Jennifer, Suite #105
Arlington, Texas  76015                    Fresno, California  93722

5937 Donnelly                              2646 West Lane, #A
Fort Worth, Texas  76107                   Stockton, California  95205-2661

4216 LBJ Freeway
Dallas, Texas  75244



SCHEDULE 1, Location of Inventory and Equipment - Page 1

8728 Westpark Drive
Houston, Texas 77063

512 N. Central
Richardson, Texas 75080

19750 Gulf Freeway
Webster, Texas 77598

6943 FM 1960 W.
Houston, Texas 77069

404-A Baylor Street (S. Austin)
Austin, Texas 78703

9222 Burnett Road (N. Austin)
Austin, Texas 78758

6700 N. Oak Street Trafficway
Gladstone, Missouri 64118

504 S. Edgemoor
Wichita, KS 67208

13208 E. Highway 40, Suite C
Independence, Missouri 64055

9232 Miramar Road
San Diego, California 92126


SCHEDULE 1, Location of Inventory and Equipment - Page 2

                Sam's Club Locations where Inventory is Located
                -----------------------------------------------

     Sam's Communication Center Schedule attached.




SCHEDULE 1, Location of Inventory and Equipment - Page 3

                                                    COMMUNICATION CENTER SCHEDULE

--------------------------------------------------------------------------------------------------------------------------
 INSTALL                CLUB         COST                                            GENERAL              SHIPPING
  DATE                   #           CTR                 ADDRESS                     MANAGER              RECEIVING
--------------------------------------------------------------------------------------------------------------------------
ALABAMA
--------------------------------------------------------------------------------------------------------------------------
FLORENCE AREA
-------------------------------------------------------------------------------------------------------------------------
  8/1/95               8196          1734               364 Cox Creek Pkwy                              205-767-9943
                                                        Florence, Al 35630

--------------------------------------------------------------------------------------------------------------------------
  10/29/95             8107          1736               3418 Memorial Pkwy NW                           205-859-9434
                                                        Huntsville, AL  35810

--------------------------------------------------------------------------------------------------------------------------
  8/23/95              8247          1731               201 Lakeshore Pkwy                              205-941-3335
                                                        Homewood, AL  35209
                                                        (Birmingham)
--------------------------------------------------------------------------------------------------------------------------
  8/24/95               8212          1732              3900 Kilgore Memorial Dr                        205-956-5183
                                                        Irondale, AL  35210
                                                        (Birmingham)
--------------------------------------------------------------------------------------------------------------------------
  8/25/95               6435          1733              1401 Skyland Blvd East                          205-750-0244
                                                        Tuscaloosa, AL  35405
--------------------------------------------------------------------------------------------------------------------------
  8/2/95                8102          1751              1100 S Beltline Hwy                             205-343-5794
                                                        Mobile, AL  36609
--------------------------------------------------------------------------------------------------------------------------

                                                    COMMUNICATION CENTER SCHEDULE

------------------------------------------------------------------------------------------------------------------------
INSTALL              DIRECTOR           COMM. CTR            AREA                   EMPLOYEE                EMP.
DATE                OPERATIONS           NUMBERS            MANAGER                   NAME                   ID#
------------------------------------------------------------------------------------------------------------------------
ALABAMA
------------------------------------------------------------------------------------------------------------------------
FLORENCE AREA
------------------------------------------------------------------------------------------------------------------------
  8/1/95                                 R)205-764-6756                                                      2.5
                                         F)205-764-5560
                                         D)205-764-5828
------------------------------------------------------------------------------------------------------------------------
  10/29/95                               R)205-852-6446                                                      2.5
                                         R)205-852-6641
                                         F)205-852-6743
                                         D)205-852-7092
------------------------------------------------------------------------------------------------------------------------
  8/23/95                                R)205-941-3342                                                      2.5
                                         R)205-941-1038
                                         F)205-941-3269
                                         D)205-941-1572
------------------------------------------------------------------------------------------------------------------------
  8/24/95                                R)205-956-0900                                                      2.5
                                         R)205-956-0777
                                         F)205-956-0142
                                         D)205-956-0535
------------------------------------------------------------------------------------------------------------------------
  8/25/95                                R)205-391-9811                                                      2.5
                                         F)205-391-2740
                                         D)205-391-2750
------------------------------------------------------------------------------------------------------------------------
  8/2/95                                 R)334-344-1887                                                      2.5
                                         R)334-344-9573
                                         F)334-344-2127
                                         D)334-344-0382
------------------------------------------------------------------------------------------------------------------------
ALASKA
------------------------------------------------------------------------------------------------------------------------------------
ANCHORAGE AREA
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  INSTALL   CLUB    COST                                      GENERAL             SHIPPING       DIRECTOR      COMM. CTR
   DATE      #      CTR             ADDRESS                   MANAGER            RECEIVING      OPERATIONS      NUMBERS
---------------------------------------------------------------------------------------------------------------------------
   10/4/95   6601   1851    8801 Old Seward Hwy                              907-344-5504                    R)907-344-7674
                            Anchorage, AK 99515                                                              F)907-344-2504
                                                                                                             D)907-344-0413






---------------------------------------------------------------------------------------------------------------------------
   10/5/95   6602   1852    3651 Penland Pkwy                                None                            R)907-272-7992
                            Anchorage, AK 99508                                                              F)907-272-9941
                                                                                                             D)907-272-1848
---------------------------------------------------------------------------------------------------------------------------
   10/7/95   6603   1853    48 College Rd                                    907-451-9502                    R)907-479-0670
                            Fairbanks, AK 99701                                                              F)907-479-0673
                                                                                                             D)907-479-0676
---------------------------------------------------------------------------------------------------------------------------
  ARIZONA AREA
---------------------------------------------------------------------------------------------------------------------------
   7/16/95   6604   1678    1851 E Butler Ave                                602-774-3265                    R)602-773-8580
                            Flagstaff AZ, 86001                                                              F)602-773-8952
                                                                                                             D)602-773-8988





---------------------------------------------------------------------------------------------------------------------------
   7/20/95   6605   1676    1225 N Gilbert Rd.                               602-497-5063                    R)602-497-2770
                            Gilbert, AZ 85234                                                                R)602-497-2791
                                                                                                             F)602-497-2832
                                                                                                             D)602-497-2843
---------------------------------------------------------------------------------------------------------------------------
   7/17/95   6607   1674    317 S 48th St.                                   602-231-0702                    R)602-275-6255
                            Phoenix AZ, 85034                                                                R)602-275-6713
                                                                                                             F)602-275-7548
                                                                                                             D)602-275-8623
---------------------------------------------------------------------------------------------------------------------------
   7/18/95   6608   1675    17401 N Holmes Blvd.                             602-439-1096                    R)602-547-8066
                            Phoenix AZ, 85023                                                                F)602-547-8093
                                                                                                             D)602-547-8112
---------------------------------------------------------------------------------------------------------------------------
   7/19/95   6606   1673    8340 W McDowell                                  602-936-4302                    R)602-907-0404
                            Phoenix, AZ 85037                                                                F)602-907-0426
                                                                                                             D)602-907-0427

-------------------------------------------------------------
  INSTALL         AREA                    EMPLOYEE       EMP.
   DATE          MANAGER                    NAME         ID#
-------------------------------------------------------------
   10/4/95                                                 3
-------------------------------------------------------------
   10/5/95                                                 3
-------------------------------------------------------------
   10/7/95                                                 3
-------------------------------------------------------------
  ARIZONA AREA
-------------------------------------------------------------
   7/16/95                                                 3
-------------------------------------------------------------
   7/20/95                                                 3
-------------------------------------------------------------
   7/17/95                                                 3
-------------------------------------------------------------
   7/18/95                                                 3
-------------------------------------------------------------
   7/19/95                                                 3

          INSTALL       CLUB      COST                                          GENERAL          SHIPPING           DIRECTOR
           DATE          #        CTR           ADDRESS                         MANGER           RECEIVING          OPERATION
------------------------------------------------------------------------------------------------------------------------------------
          7/21/95       6692      1677     4701 N Stone Ave
                                           Tucson AZ, 85704
------------------------------------------------------------------------------------------------------------------------------------
          CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
          LOS  ANGELES  AREA
------------------------------------------------------------------------------------------------------------------------------------
          11/21/94      6609      1718     35780 Date Palm Drive
                                           Cathedral City, Ca.
                                                                    92234
------------------------------------------------------------------------------------------------------------------------------------
          11/7/94       6610      1710     5459 Philadelphia Street
                                           Chino, Ca                91710

------------------------------------------------------------------------------------------------------------------------------------
          11/10/94      6611      1707     17835 E. Gale Ave.
                                           City Of Industry, Ca.
                                                                    91745
------------------------------------------------------------------------------------------------------------------------------------
          11/8/94       6613      1705     11111 Florence Ave.
                                           Downey, Ca 90240
------------------------------------------------------------------------------------------------------------------------------------
          11/9/94       6614      1706     4901 N. Santa Anita Blvd.
                                           El Monte, Ca. 91731
------------------------------------------------------------------------------------------------------------------------------------
          11/17/94      6615      1704     17009 Brookhurst St.
                                           Fountain Valley, CA.
                                           92708
------------------------------------------------------------------------------------------------------------------------------------
          11/6/94       6616      1703     629 S. Placentia Ave.
                                           Fullerton, Ca 92613
------------------------------------------------------------------------------------------------------------------------------------
          11/13/94      6617      1714     1399 Artesia Blvd.
                                           Gardena, Ca. 90247
------------------------------------------------------------------------------------------------------------------------------------
          11/5/94       6618      1701     16555 Von Karman Ave.
                                           Irvine, Ca 92714
------------------------------------------------------------------------------------------------------------------------------------
           INSTALL           COMM.CTR           AREA                     EMPLOYEE              EMP
            DATE             NUMBERS           MANAGER                     NAME                ID#
---------------------------------------------------------------------------------------------------
           7/21/95        R)520-887-0441                                                        3
                          F)520-887-1659
                          D)520-887-3122
---------------------------------------------------------------------------------------------------
           CALIFORNIA
---------------------------------------------------------------------------------------------------
           LOS  ANGELES  AREA
---------------------------------------------------------------------------------------------------
           11/21/94       R)619-321-9860                                                      2.5
                          F)619-321-9548
                          D)619-321-5937
---------------------------------------------------------------------------------------------------
           11/7/94        R)909-591-8867                                                      2.5
                          F)909-591-9448
                          D)909-591-7396
---------------------------------------------------------------------------------------------------
           11/10/94       R)818-810-3977                                                      2.5
                          F)818-810-4047
                          D)818-810-5867
---------------------------------------------------------------------------------------------------
           11/8/94        R)310-863-9956                                                      2.5
                          F)310-863-1668
                          D)310-863-3638
---------------------------------------------------------------------------------------------------
           11/9/94        R)818-448-2093                                                      2.5
                          F)818-448-2096
                          D)818-448-2095
---------------------------------------------------------------------------------------------------
           11/17/94       R)714-963-7668                                                      2.5
                          F)714-963-4978
                          D)714-962-9746
---------------------------------------------------------------------------------------------------
           11/6/94        R)714-992-2708                                                      2.5
                          F)714-992-5281
                          D)714-992-0193
---------------------------------------------------------------------------------------------------
           11/13/94       R)310-532-4234                                                        3
                          F)310-532-4280
                          D)310-532-4289
---------------------------------------------------------------------------------------------------
           11/5/94        R)714-863-9121                                                      2.5
                          F)714-863-9218
                          D)714-863-7027
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
        INSTALL          CLUB      COST                                            GENERAL               SHIPPING
          DATE            #        CTR              ADDRESS                        MANAGER              RECEIVING
-----------------------------------------------------------------------------------------------------------------------------
        11/12/94         6619      1709       8915 Monte Vista Ave
                                              Montclair, Ca. 91763
-----------------------------------------------------------------------------------------------------------------------------
        11/20/94         6455      1717       2401 N. Rose Ave.
                                              Oxnard, Ca. 93030
-----------------------------------------------------------------------------------------------------------------------------
        11/14/94         6378      1711       6363 Valley Springs Pwy
                                              Riverside, Ca 92507
-----------------------------------------------------------------------------------------------------------------------------
        11/10/94         6624      1712       885 E. Harriman
                                              San Bernardino, Ca
                                                           92408
-----------------------------------------------------------------------------------------------------------------------------
        11/19/94         6625      1716       12920 Foothill Blvd.
                                              San Fernando, Ca.
                                                           91340
-----------------------------------------------------------------------------------------------------------------------------
        11/22/94         6626      1702       5871 Firestone Blvd.
                                              Southgate, Ca. 90280
-----------------------------------------------------------------------------------------------------------------------------
        11/11/94         6627      1708       12540 Beach Blvd.
                                              Stanton, Ca. 90680
-----------------------------------------------------------------------------------------------------------------------------
        11/15/94         6628      1713       2601 Skypark Drive
                                              Torrence, Ca. 90505
-----------------------------------------------------------------------------------------------------------------------------
        11/18/94         6629      1715       6345 Variel Ave.
                                              Woodland Hills, Ca.
                                                          91367
-----------------------------------------------------------------------------------------------------------------------------
        SACRAMENTO                            AREA
-----------------------------------------------------------------------------------------------------------------------------
        5/4/95           6612      1687       1225 Concord Ave.
                                              Concord, CA  94520
-----------------------------------------------------------------------------------------------------------------------------
        11/19/94         6620      1682       2738 Sunrise Blvd.
                                              Rancho Cordova, CA.
                                                           95670
-----------------------------------------------------------------------------------------------------------------------------
        11/20/94         6621     1683        384 N. Sunrise Blvd.
                                              Roseville, CA. 95661

-----------------------------------------------------------------------------------------------------------------------------
INSTALL           DIRECTOR            COMM. CTR         AREA                   EMPLOYEE            EMP.
  DATE            OPERATIONS          NUMBERS          MANAGER                   NAME              ID#
-----------------------------------------------------------------------------------------------------------------------------
11/12/94                           R)909-399-9950                                                  2.5
                                   F)909-399-9447
                                   D)909-399-9216
-----------------------------------------------------------------------------------------------------------------------------
11/20/94                           R)805-278-1277                                                  2.5
                                   F)805-278-1296
                                   D)909-653-1347
-----------------------------------------------------------------------------------------------------------------------------
11/14/94                           R)909-653-8386                                                  2.5
                                   F)909-653-3307
                                   D)909-653-1347
-----------------------------------------------------------------------------------------------------------------------------
11/10/94                           R)909-889-6444                                                    3
                                   F)909-889-7043
                                   D)909-3816579
-----------------------------------------------------------------------------------------------------------------------------
11/19/94                           R)818-361-8298                                                  2.5
                                   F)818-361-6978
                                   D)818-361-6457
-----------------------------------------------------------------------------------------------------------------------------
11/22/94                           R)310-806-9409                                                  2.5
                                   F)310-806-1578
                                   D)310-806-7167
-----------------------------------------------------------------------------------------------------------------------------
11/11/94                           R)714-891-9606                                                  2.5
                                   F)714-891-6707
                                   D)714-891-6717
-----------------------------------------------------------------------------------------------------------------------------
11/15/94                           R)310-891-0892                                                  2.5
                                   F)310-891-0729
                                   D)310-891-1896
-----------------------------------------------------------------------------------------------------------------------------
11/18/94                           R)818-348-5491                                                  2.5
                                   F)818-348-5887
                                   D)818-348-5886
-----------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                         AREA
-----------------------------------------------------------------------------------------------------------------------------
5/4/95                             R)510-682-4101                                                    3
                                   F)510-682-4152
                                   D)510-682-4153
-----------------------------------------------------------------------------------------------------------------------------
11/19/94                           R)916-851-9637                                                  2.5
                                   F)916-631-8891
                                   D)916-851-9645
-----------------------------------------------------------------------------------------------------------------------------
11/20/94                           R)916-782-1675                                                    3
                                   F)916-782-3514
                                   D)916-782-8387

------------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB    COST                                 GENERAL         SHIPPING           DIRECTOR           COMM. CTR
 DATE         #       CTR             ADDRESS              MANAGER        RECEIVING          OPERATIONS           NUMBERS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              D)916-782-8387
-----------------------------------------------------------------------------------------------------------------------------
11/21/94     6623    1684      3360 El Camino Ave.                                                            R)916-485-1362
                               Sacramento, CA. 95821                                                          F)916-485-1531
                               (El Camino)                                                                    D)916-485-1673
-----------------------------------------------------------------------------------------------------------------------------
11/18/94     6622    1681      7660 Stockton Blvd.                                                            R)916-688-8678
                               Sacramento, CA. 95826                                                          F)916-688-9378
                               SCOTT                                                                          R)916-688-8720
-----------------------------------------------------------------------------------------------------------------------------
  5/3/95     6433    1686      1500 Helen Power Dr.                                                           R)707-451-8092
                               Vacaville, CA  95687                                                           F)707-451-8094
                                                                                                              D)707-451-8095
-----------------------------------------------------------------------------------------------------------------------------
12/15/94     6405    1685      900 Walton Blvd. Ave.                                                          R)916-671-1956
                               Yuba City, CA. 95991                                                           F)916-671-1468
                                                                                                              D)916-671-1742
-----------------------------------------------------------------------------------------------------------------------------
COLORADO
-----------------------------------------------------------------------------------------------------------------------------
DENVER AREA
-----------------------------------------------------------------------------------------------------------------------------
HOLD         6630    1405      7370 W. 52nd Ave.
                               Arvada, CO  80002

-----------------------------------------------------------------------------------------------------------------------------
HOLD         6631    1403      1400 S. Abilene St
                               Aurora, CO  80012

-----------------------------------------------------------------------------------------------------------------------------
HOLD         6632    1402      505 S. Broadway
                               Denver, CO  80209

-----------------------------------------------------------------------------------------------------------------------------
HOLD         6634    1404      7817 Park Meadows Dr.
                               Littleton, CO  80124

-----------------------------------------------------------------------------------------------------------------------------
HOLD         6635    1401      4827 S. Wadsworth
                               Littleton, CO  80123

-----------------------------------------------------------------------------------------------------------------------------
CONNECTICUT
------------------------------------------------------------------------------------------------------------------------------------
22-Oct      6442    1635      2 Boston Road                                                                   R)203-891-9100
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
INSTALL            AREA                        EMPLOYEE             EMP.
 DATE            MANAGER                         NAME               ID#
------------------------------------------------------------------------------------
-----------------------------------------------------------------------------
11/21/94                                                              3
-----------------------------------------------------------------------------
11/18/94                                                            2.5
-----------------------------------------------------------------------------
  5/3/95                                                            2.5
-----------------------------------------------------------------------------
12/15/94                                                            2.5
-----------------------------------------------------------------------------
COLORADO
-----------------------------------------------------------------------------
DENVER AREA
-----------------------------------------------------------------------------
HOLD
------------------------------------------------------------------------------
HOLD
------------------------------------------------------------------------------
HOLD
------------------------------------------------------------------------------
HOLD
------------------------------------------------------------------------------
22-OCT                                                              2.5
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
INSTALL                 CLUB            COST                                            GENERAL         SHIPPING
 DATE                     #             CTR               ADDRESS                       MANAGER         RECEIVING
-----------------------------------------------------------------------------------------------------------------------
                                                      Orange, Ct 06477
-----------------------------------------------------------------------------------------------------------------------
 23-Oct                  6636          1636           245 Wilbur Cross Hwy
                                                      Berlin, CT 06037
 ----------------------------------------------------------------------------------------------------------------------
 24-Oct                  8195          1637           69 Pavillions Drive
                                                      Manchester, CT 06040
-----------------------------------------------------------------------------------------------------------------------
DELAWARE
-----------------------------------------------------------------------------------------------------------------------
DOVER AREA
-----------------------------------------------------------------------------------------------------------------------
  8/25/95                6330          1797           1572 N Dupont Hwy
                                                      Dover, DE  19901
-----------------------------------------------------------------------------------------------------------------------
FLORIDA
-----------------------------------------------------------------------------------------------------------------------
MIAMI / FT LAUDERDALE  AREA
-----------------------------------------------------------------------------------------------------------------------
   2/7/95                6637          1805           950 University Dr.
                                                      Coral Springs, FL.
                                                      33071
-----------------------------------------------------------------------------------------------------------------------
   2/6/95                8140          1804           7233 Seacrest Blvd.
                                                      Lantana, FL. 33462
-----------------------------------------------------------------------------------------------------------------------
   2/12/95               8173          1808           1900 University Drive
                                                      Miramar, FL. 33025
-----------------------------------------------------------------------------------------------------------------------
   2/5/95                8157          1803           4295 45th St.
                                                      W. Palm Beach FL.
                                                      33407
-----------------------------------------------------------------------------------------------------------------------
    2/9/95               6341          1807           13550 W. Sunrise Blvd.
                                                      Sunrise, FL. 33323
-----------------------------------------------------------------------------------------------------------------------
ORLANDO / JACKSONVILLE  AREA
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
INSTALL                          DIRECTOR    COMM. CTR          AREA                    EMPLOYEE                 EMP.
 DATE                           OPERATIONS    NUMBERS          MANAGER                    NAME                   ID#
-----------------------------------------------------------------------------------------------------------------------
                                            F)203-891-0820
                                            D)203-891-0812

----------------------------------------------------------                            -----------------------------------
 23-Oct                                     R)860-829-1833                                                        2.5
                                            F)860-829-1743
                                            D)860-829-1753
----------------------------------------------------------                            -----------------------------------
 24-Oct                                     R)860-648-0480                                                        2.5
                                            F)860-648-1381
                                            D)860-648-1478
-------------------------------------------------------------------------------------------------------------------------
DELAWARE
-------------------------------------------------------------------------------------------------------------------------
DOVER AREA
-------------------------------------------------------------------------------------------------------------------------
  8/25/95                                   R)302-672-9060                                                        2.5
                                            F)302-672-9062
                                            D)302-672-9063
-------------------------------------------------------------------------------------------------------------------------
FLORIDA
-------------------------------------------------------------------------------------------------------------------------
MIAMI / FT LAUDERDALE
--------------------------------------------------------------------------------------------------------------------------
   2/7/95                                   R)305-340-3700                                                        2.5
                                            F)305-340-3521
                                            D)305-340-3523
----------------------------------------------------------                            ------------------------------------
   2/6/95                                   R)407-586-3011                                                          3
                                            F)407-586-6644
                                            D)407-586-1271
----------------------------------------------------------                            ------------------------------------
   2/12/95                                  R)305-430-8588                                                        2.5
                                            R)305-430-8739
                                            F)305-430-9343
                                            D)305-430-8923
--------------------------------------------------------------------------------------------------------------------------
   2/5/95                                   R)407-640-9111                                                          3
                                            R)407-640-0907
                                            F)407-640-7555
                                            D)407-640-0900
---------------------------------------------------------------------------------------------------------------------------
    2/9/95                                  R)305-845-0770                                                        2.5
                                            R)305-845-0661
                                            F)305-845-0665
                                            D)305-845-0663
---------------------------------------------------------------------------------------------------------------------------
ORLANDO / JACKSONVILLE  AREA
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 INSTALL         CLUB        COST                                                  GENERAL                SHIPPING
  DATE                       CTR             ADDRESS                               MANAGER                RECEIVING
---------------------------------------------------------------------------------------------------------------------------------
3/12/95          8138        1823        11175 Bevill Rd.
                                         Daytona Beach, FL. 32119

---------------------------------------------------------------------------------------------------------------------------------
 1/9/95          8214        1802        355 E. State Rd. 436
                                         Fern Park, FL. 32730

---------------------------------------------------------------------------------------------------------------------------------
 3/7/95          8116        1822        10690 Beach Blvd.
                                         Jacksonville, FL. 32216

---------------------------------------------------------------------------------------------------------------------------------
 3/5/95          8253        1820        300 Busch Dr.
                                         Jacksonville, FL. 32219

---------------------------------------------------------------------------------------------------------------------------------
 3/6/95          6363        1821        6373 Youngerman Circle
                                         Jacksonville, FL. 32244

---------------------------------------------------------------------------------------------------------------------------------
3/13/95          8141        1824        4255 W. New Haven
                                         West ' Melbourne, FL. 32904

---------------------------------------------------------------------------------------------------------------------------------
1/10/95          8290        1801        9498 S. Orange Blossom
                                         Orlando, FL. 32837

---------------------------------------------------------------------------------------------------------------------------------
  TAMPA  AREA
---------------------------------------------------------------------------------------------------------------------------------
2/27/95          6403        1812        2021 W. Brandon Blvd.
                                         Brandon, FL. 33511

---------------------------------------------------------------------------------------------------------------------------------
2/20/95          6420        1813        2575 Gulf-to-Bay Blvd.
                                         Clearwater, FL. 34625

---------------------------------------------------------------------------------------------------------------------------------
2/28/95          6441        1817        4600 N. U.S. Hwy 98
                                         Lakeland, FL. 33809

---------------------------------------------------------------------------------------------------------------------------------
2/19/95          6448        1814        4330 US Hwy 19
                                         New Port Richey, FL 34625

---------------------------------------------------------------------------------------------------------------------------------

                   DIRECTOR            COMM. CTR              AREA               EMPLOYEE           EMP.
                  OPERATIONS            NUMBERS              MANAGER               NAME             ID#
--------------------------------------------------------------------------------------------------------
 3/12/95                             R)904-761-7085                                                 2.5
                                     F)904-761-7571
                                     D)904-761-7406
---------------------------------------------------------------------------------------------------------
  1/9/95                             R)407-260-9101                                                   3
                                     F)407-260-8621
                                     D)407-260-1531
--------------------------------------------------------------------------------------------------------
  3/7/95                             R)904-645-5050                                                 2.5
                                     F)904-645-9480
                                     D)904-645-9417
--------------------------------------------------------------------------------------------------------
  3/5/95                             R)904-696-9119                                                 2.5
                                     F)904-696-1954
                                     D)904-696-1068
--------------------------------------------------------------------------------------------------------
  3/6/95                             R)904-771-9500                                                 2.5
                                     F)904-771-9895
                                     D)904-771-9970
--------------------------------------------------------------------------------------------------------
 3/13/95                             R)407-725-0030                                                 2.5
                                     F)407-725-2264
                                     D)407-725-6985
--------------------------------------------------------------------------------------------------------
 1/10/95                             R)407-240-6693                                                   3
                                     F)407-859-3735
                                     D)407-438-7266
--------------------------------------------------------------------------------------------------------
  TAMPA  AREA
--------------------------------------------------------------------------------------------------------
 2/27/95                             R)813-654-2748                                                 2.5
                                     F)813-654-6574
                                     D)813-654-6879
--------------------------------------------------------------------------------------------------------
 2/20/95                             R)813-669-0790                                                 2.5
                                     F)813-669-0990
                                     D)813-669-0890
--------------------------------------------------------------------------------------------------------
 2/28/95                             R)941-859-9147                                                 2.5
                                     F)941-859-7814
                                     D)941-859-7903
--------------------------------------------------------------------------------------------------------
 2/19/95                             R)813-842-2858                                                 2.5
                                     F)813-842-3724
                                     D)813-842-2914
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
 2/22/95     6387     1819     7001 Park Blvd.                                                                  R)813-547-8839
                               Pinellas Park, FL 33781                                                          F)813-546-6828
                               (St. Petersburg)                                                                 D)813-546-6726
--------------------------------------------------------------------------------------------------------------------------------
 CLOSED      6641     1815     10601 N. U.S. Hwy 19
--------------------------------------------------------------------------------------------------------------------------------
 3/1/95      8201     1818     8005 15th St. East                                                               R)941-359-9799
                               Sarasota, FL. 34243                                                              F)941-359-9795
                                                                                                                D)941-359-9796
--------------------------------------------------------------------------------------------------------------------------------
 2/26/95     6401     1811     15835 N. Dale Mabry                                                              R)813-960-2627
                               Tampa, FL. 33618                                                                 F)813-960-2510
                               (North Store)                                                                    D)813-960-2851
--------------------------------------------------------------------------------------------------------------------------------
 2/23/95     6642     1816     8220 Dale Mabry                                                                  R)813-886-9308
                               Tampa, FL. 33614                                                                 F)813-886-9605
                               (West Store)                                                                     D)813-886-9704
--------------------------------------------------------------------------------------------------------------------------------
 9/12/95     6445     1828     17700 Murdock Circle                                                             R)941-255-3842
                               Port Charlotte, FL  33948                                                        F)941-255-3845
                                                                                                                D)941-255-3846
--------------------------------------------------------------------------------------------------------------------------------
 9/11/95     8130     1830     5170 Cleveland Ave.                                                              R)941-278-1868
                               Ft. Myers, FL  33907                                                             F)941-278-1176
                                                                                                                D)941-278-5685
--------------------------------------------------------------------------------------------------------------------------------
 9/10/95     6364     1829     255 Immokalee Road                                                               R)941-514-0947
                               Naples, FL  33942                                                                F)941-514-0942
                                                                                                                D)941-514-0938
--------------------------------------------------------------------------------------------------------------------------------
 9/8/95      8150     1831     3855 S. US Hwy. #1                                                               R)407-461-7117
                               Ft. Pierce, FL  34982                                                            R)407-461-0810
                                                                                                                F)407-461-0115
                                                                                                                D)407-461-0450
--------------------------------------------------------------------------------------------------------------------------------
 8/3/95      8119     1752     1250 Airport Blvd                                                                R)904-477-5994
                               Pensacola, FL  32504                                                             R)904-477-5376
                                                                                                                F)904-477-1878
                                                                                                                D)904-477-1575
--------------------------------------------------------------------------------------------------------------------------------
GEORGIA
--------------------------------------------------------------------------------------------------------------------------------
ATLANTA AREA
--------------------------------------------------------------------------------------------------------------------------------
3/13/95      8211     1902     150 Riverside Pkwy.                                                              R)770-944-7881
                               Austell, GA. 30001                                                               R)770-944-7996
                                                                                                                F)770-732-6277
                                                                                                                D)770-732-9260
--------------------------------------------------------------------------------------------------------------------------------
3/21/95      8194     1908     4365 Atlanta Hwy                                                                 P)770-353-1153
                               Bogart, GA 30622                                                                 F)770-353-7040
                                                                                                                D)770-353-0029
                                                                                                                H)770-623-8954
----------------------------------------------------------
INSTALL            AREA            EMPLOYEE          EMP.
 DATE             MANAGER            NAME            ID#
----------------------------------------------------------
 2/22/95                                              2.5
----------------------------------------------------------
 CLOSED                            CLOSED             2.5
----------------------------------------------------------
 3/1/95                                               2.5
----------------------------------------------------------
 2/26/95                                              2.5
----------------------------------------------------------
 2/23/95                                              2.5
----------------------------------------------------------
 9/12/95                                              2.5
----------------------------------------------------------
 9/11/95                                              2.5
----------------------------------------------------------
 9/10/95                                              2.5
----------------------------------------------------------
 9/8/95                                               2.5
----------------------------------------------------------
 8/3/95
----------------------------------------------------------
GEORGIA
----------------------------------------------------------
ATLANTA AREA
----------------------------------------------------------
3/13/95                                                 3
----------------------------------------------------------
3/21/95                                                 3

--------------------------------------------------------------------------------------------------------------------------
INSTALL   CLUB    COST   ADDRESS                     GENERAL           SHIPPING            DIRECTOR        COMM. CTR
 DATE      #       CTR                                MANAGER          RECEIVING           OPERATIONS        NUMBERS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
3/14/95   6643    1903   515 Garson Dr. N.E.                                                               R)404-261-6168
                         Buckhead, GA. 30324                                                               F)404-261-1394
                                                                                                           D)404-261-3680
--------------------------------------------------------------------------------------------------------------------------

3/20/95   8166    1907   3450 Steve Reynolds Blvd                                                          R)770-495-1404
                         Duluth, GA. 30136                                                                 F)770-495-1412
                                                                                                           D)770-495-1428
--------------------------------------------------------------------------------------------------------------------------
4/11/95   6644    1910   3137 Frontage Road                                                                R)770-535-0053
                         Gainsville, GA 30504                                                              F)770-536-0403
                                                                                                           D)770-536-0950
--------------------------------------------------------------------------------------------------------------------------
3/16/95   8203    1905   150 S. Cobb Pwy                                                                   R)770-424-0903
                         Marietta, GA. 30062                                                               F)770-424-2015
                                                                                                           D)770-424-2134
--------------------------------------------------------------------------------------------------------------------------
3/12/95   8287    1901   7325 Jonesboro Road                                                               R)770-961-0009
                         Morrow, GA. 30260                                                                 R)770-961-0205
                                                                                                           F)770-961-8777
                                                                                                           D)770-961-0570
--------------------------------------------------------------------------------------------------------------------------
3/19/95   6646    1906   11000 Alpharetta Hwy                                                              R)770-992-4342
                         Roswell, GA. 30076                                                                F)770-992-4558
                                                                                                           D)770-992-4847
--------------------------------------------------------------------------------------------------------------------------
3/15/95   6409    1904   1940 Mountain Ind Blvd.                                                           R)770-270-0434
                         Tucker, GA. 30084                                                                 R)770-270-1374
                                                                                                           F)770-270-0408
                                                                                                           D)770-270-0930
--------------------------------------------------------------------------------------------------------------------------
 8/1/95   6509    1909   2550 Redmond Circle                                                               R)706-291-0946
                         Rome, GA  30165                                                                   F)706-291-0427
                                                                                                           D)706-291-0174
--------------------------------------------------------------------------------------------------------------------------
25-Oct    8225    1911   5171 Eisenhower Parkway                                                           R)912-477-1899
                         Macon, GA 31206                                                                   F)912-477-1615
                                                                                                           D)912-477-1795
--------------------------------------------------------------------------------------------------------------------------
26-Oct    8213    1912   2801 A Airport Throughway                                                         R)706-322-3121
                         Columbus, GA 31909                                                                F)706-322-2377
                                                                                                           D)706-322-1689
--------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------
INSTALL                        AREA             EMPLOYEE         EMP.
DATE                         MANAGER              NAME            ID#
----------------------------------------------------------------------
----------------------------------------------------------------------
3/14/95                                                           2.5
----------------------------------------------------------------------
3/20/95                                                             3
----------------------------------------------------------------------
4/11/95                                                             3
----------------------------------------------------------------------
3/16/95                                                             3
----------------------------------------------------------------------
3/12/95                                                             3
----------------------------------------------------------------------
3/19/95                                                             3
----------------------------------------------------------------------
3/15/95                                                             3
----------------------------------------------------------------------
 8/1/95                                                           2.5
----------------------------------------------------------------------
25-Oct                                                              3
----------------------------------------------------------------------
26-Oct                                                           2.5
----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  INSTALL   CLUB    COST                                GENERAL           SHIPPING        DIRECTOR         COMM. CTR
   DATE      #      CTR             ADDRESS             MANAGER          RECEIVING       OPERATIONS         NUMBERS
-------------------------------------------------------------------------------------------------------------------------
  HAWAII
-------------------------------------------------------------------------------------------------------------------------
  11/19/95  6410    1971    1000 Kamehameha Hwy 1                                                         R)808-456-0422
                            Pearl City, HI  96782                                                         F)808-456-0569
                                                                                                          D)808-456-0367
-------------------------------------------------------------------------------------------------------------------------
  IDAHO
-------------------------------------------------------------------------------------------------------------------------
  24-Oct    6345    1845    700 E. 17th  St.                                                              R)208-525-8990
                            Idaho Falls, ID 83401                                                         F)208-525-9221
                                                                                                          D)208-525-8839
-------------------------------------------------------------------------------------------------------------------------
  ILLINOIS
-------------------------------------------------------------------------------------------------------------------------
  CENTRAL ILLINOIS  AREA
-------------------------------------------------------------------------------------------------------------------------
  10/23/94  8197    1652    915 W. Market View Dr.                                                        R)217-352-6794
                            Champaign, IL 61821                                                           F)217-352-9652
                                                                                                          D)217-355-8537
-------------------------------------------------------------------------------------------------------------------------
  10/24/94  6334    1653    8232 N. Prospect                                                              R)217-875-2288
                            Decatur, IL 62526                                                             F)217-875-2293
                                                                                                          D)217-875-2316
-------------------------------------------------------------------------------------------------------------------------
  10/22/94  8215    1651    2300 White Oaks Dv.                                                           R)217-787-5511
                            Springfield, IL 62704                                                         F)217-787-5592
                                                                                                          D)217-787-5628
-------------------------------------------------------------------------------------------------------------------------
  11/10/94  6487    1611    1006 Rohlwing Road                                                            R)847-889-9225
                            Addison, IL. 60101                                                            F)847-889-9228
                                                                                                          D)847-889-9227
-------------------------------------------------------------------------------------------------------------------------
  11/1/94   6339    1604    5670 N.W. Highway                                                             R)815-455-1891
                            Crystal Lake, IL 60014                                                        R)815-455-1892
                                                                                                          F)815-455-1893
                                                                                                          D)815-455-1894
-------------------------------------------------------------------------------------------------------------------------
  11/11/94  6464    1612    101 W. Oakton St.                                                             R)847-298-2628

------------------------------------------------------------------------
  INSTALL              AREA                     EMPLOYEE           EMP.
   DATE               MANAGER                     NAMES            ID#
------------------------------------------------------------------------
  HAWAII
------------------------------------------------------------------------
------------------------------------------------------------------------
  11/19/95                                                          3


------------------------------------------------------------------------
  IDAHO
------------------------------------------------------------------------
  24-Oct                                                          2.5


------------------------------------------------------------------------
  ILLINOIS
------------------------------------------------------------------------
  CENTRAL ILLINOIS AREA
------------------------------------------------------------------------
  10/23/94                                                        2.5


-------------------------------------------------------------------------
  10/24/94                                                          3


------------------------------------------------------------------------
  10/22/94                                                        2.5


------------------------------------------------------------------------
  11/10/94                                                        2.5


------------------------------------------------------------------------
  11/1/94                                                         2.5



------------------------------------------------------------------------
  11/11/94                                                        2.5

          INSTALL         CLUB        COST                                       GENERAL              SHIPPING
            DATE           #          CTR          ADDRESS                       MANAGER             RECEIVING
----------------------------------------------------------------------------------------------------------------------------------
                                                   Des Plaines, IL. 60018

----------------------------------------------------------------------------------------------------------------------------------
         11/2/94          6444        1605         2450 Main St.
                                                   Evanston, IL 60202

----------------------------------------------------------------------------------------------------------------------------------
         10/31/94         8184        1603         6570 Grand Ave
                                                   Gurnee, IL 60031

----------------------------------------------------------------------------------------------------------------------------------
         11/7/94          6358        1610         141 W. North Avenue
                                                   North Lake, IL. 60164

----------------------------------------------------------------------------------------------------------------------------------
         10/29/94         8148        1601         900 South Barrington
                                                   Streamwood, IL 60107


----------------------------------------------------------------------------------------------------------------------------------
         10/30/94         8198        1602         1055 McHenry Road
                                                   Wheeling, IL 60090

----------------------------------------------------------------------------------------------------------------------------------
         8/23/95          8297        1618         7151 Walton St
                                                   Rockford, IL  61108

----------------------------------------------------------------------------------------------------------------------------------
         3/5/95           6328        1617         2601 S. Cicero Avenue
                                                   Cicero, IL 60650

----------------------------------------------------------------------------------------------------------------------------------
         11/12/94         6349        1613         9400 Southwestern Ave.
                                                   Evergreen Park, IL.

----------------------------------------------------------------------------------------------------------------------------------
         11/4/94          6384        1607         9500 W. Joliet Rd.
                                                   Hodgkins, IL. 60525

----------------------------------------------------------------------------------------------------------------------------------
         11/13/94         8298        1614         321 S. Larkin

         INSTALL           DIRECTOR            COMM. CTR             AREA                   EMPLOYEE                  EMP.
          DATE            OPERATIONS            NUMBERS             MANAGER                   NAME                    ID#
----------------------------------------------------------------------------------------------------------------------------------
                                                 F)847-298-2630
                                                 D)847-298-2649
----------------------------------------------------------------------------------------------------------------------------------
           11/2/94                               R)847-328-9414                                                          2.5
                                                 F)847-328-9475
                                                 D)847-328-9425
----------------------------------------------------------------------------------------------------------------------------------
           10/31/94                              R)847-244-9050                                                            3
                                                 F)847-244-9070
                                                 D)847-244-9070
----------------------------------------------------------------------------------------------------------------------------------
           11/7/94                               R)847-531-0896                                                            3
                                                 R)847-531-0896
                                                 F)847-531-0898
----------------------------------------------------------------------------------------------------------------------------------
           10/29/94                              R)847-483-9848                                                          2.5
                                                 F)847-483-9859
                                                 D)847-483-9869
                                                 D)847-483-9869
----------------------------------------------------------------------------------------------------------------------------------
           10/30/94                              R)847-419-0211                                                          2.5
                                                 F)847-419-0213
                                                 D)847-419-0214
----------------------------------------------------------------------------------------------------------------------------------
           8/23/95                               R)815-398-5416                                                            3
                                                 F)815-398-5420
                                                 D)815-398-5421
----------------------------------------------------------------------------------------------------------------------------------
           3/5/95                                R)847-656-1976                                                          2.5
                                                 F)847-656-1978
                                                 D)847-656-1979
----------------------------------------------------------------------------------------------------------------------------------
           11/12/94                              R)847-229-0294                                                          2.5
                                                 F)847-229-0296                                                          $50
                                                 D)847-229-0297
----------------------------------------------------------------------------------------------------------------------------------
           11/4/94                               R)847-387-2191                                                          2.5
                                                 F)847-387-2194
                                                 D)847-387-2193
----------------------------------------------------------------------------------------------------------------------------------
           11/13/94                              R)815-744-0219                                                          2.5

INSTALL            CLUB           COST                                       GENERAL                SHIPPING       DIRECTOR
  DATE               #            CTR         ADDRESS                        MANAGER               RECEIVING      OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                              Joilet, IL. 60436

------------------------------------------------------------------------------------------------------------------------------------
11/14/94           8154           1615        21430 S. Cicero Ave.
                                              Matteson, IL. 60443

------------------------------------------------------------------------------------------------------------------------------------
11/6/94            8143           1609        808 S. Rt. 59
                                              Naperville, IL. 60540

------------------------------------------------------------------------------------------------------------------------------------
11/3/94            6485           1606        16100 Harlem Ave.
                                              Tinley Park, IL. 60477

------------------------------------------------------------------------------------------------------------------------------------
11/5/94            6488           1608        7300 Woodward Ave.
                                              Woodridge, IL. 60517

------------------------------------------------------------------------------------------------------------------------------------
8/24/95            6489           1619        17555 Torrence Ave
                                              Lansing, IL  60438

------------------------------------------------------------------------------------------------------------------------------------
10/19/95           8180           1654        2709 Walton Way
                                              Marion, IL  62959

------------------------------------------------------------------------------------------------------------------------------------
10/17/94           8285           1555        1350 W. Highway 50
                                              O'Fallon, IL 62269

------------------------------------------------------------------------------------------------------------------------------------
INDIANA
------------------------------------------------------------------------------------------------------------------------------------
6/6/95             6437           1666        3205 West State Hwy 45
                                              Bloomington, IN
                                                                   47403

------------------------------------------------------------------------------------------------------------------------------------
6/5/95             8168           1663        8100 NE 96th St
                                              Fishers, IN 46038
------------------------------------------------------------------------------------------------------------------------------------
7/19/95            6325           1665        1101 Windhorst Way
                                              Greenwood, IN
                                                                46142
------------------------------------------------------------------------------------------------------------------------------------
7/18/95            6316           1661       1015 W 86th St

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
INSTALL           COMM.CTR                    AREA                     EMPLOYEE                          EMP.
 DATE             NUMBERS                    MANAGER                     NAME                            ID#
------------------------------------------------------------------------------------------------------------------------------------
               F)815-744-0319
               D)815-744-0217                                                                                2.5
------------------------------------------------------------------------------------------------------------------------------------
11/14/94       R)847-481-2262                                                                                2.5
               F)847-481-2292
               D)847-481-2341
------------------------------------------------------------------------------------------------------------------------------------
11/6/94        R)847-778-0992                                                                                2.5
               F)847-778-0994
               D)847-778-9995
------------------------------------------------------------------------------------------------------------------------------------
11/3/94        R)847-532-0484                                                                                2.5
               F)847-532-0866
               D)847-532-0867
------------------------------------------------------------------------------------------------------------------------------------
11/5/94        R)847-810-1602                                                                                2.5
               F)847-810-1767
               D)847-810-1767
------------------------------------------------------------------------------------------------------------------------------------
8/24/95        R)847-474-2756                                                                                2.5
               F)847-474-2646
               D)847-474-2650
------------------------------------------------------------------------------------------------------------------------------------
10/19/95       R)618-993-8852                                                                                2.5
               F)618-993-6599
               D)618-993-8916
------------------------------------------------------------------------------------------------------------------------------------
10/17/94       R)618-632-6335                                                                                2.5
               F)618-632-6378
               D)618-632-6382

------------------------------------------------------------------------------------------------------------------------------------
INDIANA
------------------------------------------------------------------------------------------------------------------------------------
6/6/95         R)812-336-7595                                                                             2.5
               F)812-336-7598
               D)812-336-7635

------------------------------------------------------------------------------------------------------------------------------------
6/5/95         R)317-578-8533                                                                             2.5
               R)317-578-8547
               F)317-578-8573
               D)317-578-8639
------------------------------------------------------------------------------------------------------------------------------------
7/19/95        R)317-889-8815                                                                             2.5
               R)317-889-8825
               F)317-889-8836
               D)317-889-8841
------------------------------------------------------------------------------------------------------------------------------------
7-/18/95       R)317-471-8970                                                                             2.5

--------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                                   Indianapolis, IN                                                              R)317-471-8971
                                                   46268                                                         F)317-471-8972
                                                                                                                 D)317-471-8973
--------------------------------------------------------------------------------------------------------------------------------
 7/17/95      6304      1662       5805 Rockville Road                                                           R)317-487-9115
                                   Indianapolis, IN 46224                                                        R)317-487-9117
                                                                                                                 F)317-487-9128
                                                                                                                 D)317-487-9134
--------------------------------------------------------------------------------------------------------------------------------
 7/16/95      6301      1661       10859 E. Washington St.                                                       R)317-897-7377
                                   Indianapolis, IN 46229                                                        F)317-897-8763
                                                                                                                 D)317-897-8769
--------------------------------------------------------------------------------------------------------------------------------
 8/9/95       6424      1669       1917 E. Markland Ave                                                          R)317-868-8345
                                   Kokomo, IN 46902                                                              F)317-868-8352
                                                                                                                 D)317-868-8353
--------------------------------------------------------------------------------------------------------------------------------
 6/7/95       8169      1668       3819  State Rd 26E                                                            R)317-448-1588
                                   Lafayette, IN 47905                                                           R)317-448-1346
                                                                                                                 F)317-448-1046
                                                                                                                 D)317-448-1283
--------------------------------------------------------------------------------------------------------------------------------
 8/10/95      8135      1667       4350 South U.S. Hwy 41                                                        R)812-232-2408
                                   Terre Haute, IN                                                               R)812-232-2481
                                                   47802                                                         F)812-232-1905
                                                                                                                 D)812-232-1573
--------------------------------------------------------------------------------------------------------------------------------
15-Oct        6313      1670       6610 Lima Rd.                                                                 R)219-497-8200
                                   Fort Wayne, IN 46808                                                          F)219-497-8300
                                                                                                                 D)219-497-7401
--------------------------------------------------------------------------------------------------------------------------------
17-Oct        8123      1671       5101 vogel Rd.                                                               R)812-476-2899
                                   Evansville, IN 47715                                                         F)812-476-2945
                                                                                                                D)812-476-2975
--------------------------------------------------------------------------------------------------------------------------------
 15-Nov       8174      1616       3134 E. 79th Avenue                                                          R)219-947-1788
                                   Merrillville,IN 46410                                                        F)219-942-8579
                                                                                                                D)219-942-9057
--------------------------------------------------------------------------------------------------------------------------------
IOWA
--------------------------------------------------------------------------------------------------------------------------------
WATERLOO AREA
--------------------------------------------------------------------------------------------------------------------------------
 4/12/95     6514      1576        210 Park Tower Road                                                           R)319-235-1710
                                   Waterloo, IA 50702                                                            F)319-235-9918
                                                                                                                 D)319-235-9937
--------------------------------------------------------------------------------------------------------------------------------
 8/7/95      6344      1577        1101 73rd St                                                                  R)515-277-1182

----------------------------------------------------------------
INSTALL            AREA                  EMPLOYEE          EMP.
 DATE             MANAGER                  NAME            ID#
----------------------------------------------------------------
----------------------------------------------------------------
 7/17/95                                                    2.5
----------------------------------------------------------------
 7/16/95                                                    2.5
----------------------------------------------------------------
 8/9/95                                                     2.5
----------------------------------------------------------------
6/7/95                                                      2.5
----------------------------------------------------------------
8/10/95                                                     2.5
----------------------------------------------------------------
15-Oct                                                      2.5
----------------------------------------------------------------
17-Oct                                                      2.5
----------------------------------------------------------------
15-Nov                                                      2.5
----------------------------------------------------------------
IOWA
----------------------------------------------------------------
WATERLOO AREA
----------------------------------------------------------------
4/12/95                                                    2.5
-----------------------------------------------------------------
8/7/95                                                        3

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR           COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS           NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                                Des Moines, IA  50310                                                          F)515-277-1396
                                                                                                               D)515-277-1394


--------------------------------------------------------------------------------------------------------------------------------
  8/6/95      8238      1578    3845 Elmore Ave                                                                R)319-355-3354
                                Davenport, IA  52807                                                           F)319-355-3794
                                                                                                               D)319-355-3817
--------------------------------------------------------------------------------------------------------------------------------
 10/5/95      6472      1579    3221 Manawa Sentre Dr.                                                         R)712-366-2830
                                Council Bluffs, IA 51503                                                       F)712-366-6210
                                                                                                               D)712-366-2325
--------------------------------------------------------------------------------------------------------------------------------
   9-Oct      6432      1844    4201 South York Street                                                         R)712-258-8411
                                Sioux City, IA 51106                                                           R)712-258-8391
                                                                                                               F)712-258-8511
                                                                                                               D)712-258-8366
--------------------------------------------------------------------------------------------------------------------------------
 5/15/96      6568      1574     305 Airport Road                                                              R)515-233-8690
                                 Ames, IA 50014                                                                F)515-233-8691
                                                                                                               D)515-233-8689
--------------------------------------------------------------------------------------------------------------------------------
KANSAS
--------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY / WICHITA  AREA
--------------------------------------------------------------------------------------------------------------------------------
 8/18/94     8208      1151      12200 West 95th St                                                            R)913-541-0080
                                 Lenexa, KS 66215                                                              F)913-541-1781
                                                                                                               D)913-541-1784
--------------------------------------------------------------------------------------------------------------------------------
 4/20/95     6426      1160      2919 Market Place                                                             R)913-827-0768
                                 Salina, KS 67401                                                              F)913-827-5715
                                                                                                               D)913-827-8344

-------------------------------------------------------------------------------------------------------------------------------
 11/2/91     8176      1154      1401 S.W. Wannamaker                                                          R)913-273-5878
                                 Topeka, KS 66604                                                              F)913-273-5793
                                                                                                               D)913-273-5976
--------------------------------------------------------------------------------------------------------------------------------
10/10/94     8254      1159      6200 W. Kellog                                                                R)316-943-7067
                                 Wichita, KS  67209                                                            F)316-943-7934
                                                                                                               D)316-943-3014
--------------------------------------------------------------------------------------------------------------------------------
 9/30/94     6418      1158      3415 N. Rock Rd                                                               R)316-636-2482
                                 Wichita, KS  67226                                                            F)316-636-4062
                                                                                                               D)316-636-5165
--------------------------------------------------------------------------------------------------------------------------------
KENTUCKY
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
INSTALL                     AREA                 EMPLOYEE          EMP.
 DATE                      MANAGER                 NAME             ID#
--------------------------------------------------------------------------
--------------------------------------------------------------------------
  8/6/95                                                            2.5
--------------------------------------------------------------------------
 10/5/95                                                            2.5
--------------------------------------------------------------------------
   9-Oct                                                            2.5
--------------------------------------------------------------------------
 5/15/96
--------------------------------------------------------------------------
KANSAS
--------------------------------------------------------------------------
KANSAS CITY / WICHITA AREA
--------------------------------------------------------------------------
 8/18/94                                                              3
--------------------------------------------------------------------------
 4/20/95                                                              3
--------------------------------------------------------------------------
 11/2/91                                                            2.5
--------------------------------------------------------------------------
10/10/94                                                            2.5
--------------------------------------------------------------------------
 9/30/94                                                            2.5
--------------------------------------------------------------------------
KENTUCKY
--------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                    GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR               ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
  8/3/95      8133      1430     4949 Houston Rd                                                                 R)606-371-0180
                                 Florence, KY 41042                                                              F)606-371-0466
                                                                                                                 D)606-371-0620
------------------------------------------------------------------------------------------------------------------------------------
 8/20/95      8188      1434     1063 New Circle Rd NE                                                           R)606-252-0599
                                 Lexington, KY  40505                                                            F)606-252-0874
                                                                                                                 D)606-252-1367
------------------------------------------------------------------------------------------------------------------------------------
 8/21/95      8111      1435     11521 Bluegrass Pkwy                                                            R)502-261-9920
                                 Jeffersontown, KY                                                               F)502-261-9924
                                                    40299                                                        D)502-261-9927
 -----------------------------------------------------------------------------------------------------------------------------------
 2/18/96      8276      1436     6622 Preston Hwy                                                                R)502-962-9266
                                 Louisville, KY  40219                                                           F)502-962-9232
                                                                                                                 D)502-962-9274
------------------------------------------------------------------------------------------------------------------------------------
22-Oct       6449       1437     5009 Hinkleville Road                                                           R)502-442-4818
                                 Paducah, KY 42001                                                               F)502-442-4889
                                                                                                                 D)502-442-5127
------------------------------------------------------------------------------------------------------------------------------------
LOUISIANA
------------------------------------------------------------------------------------------------------------------------------------
26-Oct       8181       1754     3805 N. Boulevard                                                               R)318-443-1903
                                 Alexandria, LA 71301                                                            F)318-443-2265
                                                                                                                 D)318-493-3749
------------------------------------------------------------------------------------------------------------------------------------
25-Oct       8273       1753     8810 Jewella                                                                    R)318-688-1497
                                 Shreveport, LA 71118                                                            F)318-688-1536
                                                                                                                 D)318-688-1615
------------------------------------------------------------------------------------------------------------------------------------
27-Oct       8237       1755     5400 1-20 Frontage Road                                                         R)318-345-3691
                                 Monroe, LA 71201                                                                F)318-345-3778
                                                                                                                 D)318-345-3767
------------------------------------------------------------------------------------------------------------------------------------
11/12/95     8260       1758     6921 Bundy Road                                                                 R)504-243-1703
                                 New Orleans, LA  70127                                                          F)504-243-1660
                                                                                                                 D)504-243-1857
------------------------------------------------------------------------------------------------------------------------------------
11/13/95     8221       1759     1527 Manhatten Blvd                                                             R)504-362-0455
                                 Harvey, LA 70058                                                                F)504-362-2395
                                                                                                                 D)504-361-4183
------------------------------------------------------------------------------------------------------------------------------------
11/14/95     8261       1761     455 31st Street                                                                 R)504-466-8443
                                 Kenner, LA 70065                                                                F)504-466-8533
                                                                                                                 D)504-466-9015
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
INSTALL               AREA                EMPLOYEE          EMP.
 DATE                MANAGER                NAME             ID#
-------------------------------------------------------------------
8/3/95                                                       2.5
-------------------------------------------------------------------
 8/20/95                                                     2.5
-------------------------------------------------------------------
 8/21/95                                                     2.5
-------------------------------------------------------------------
 2/18/96                                                     2.5
-------------------------------------------------------------------
22-Oct                                                       2.5
-------------------------------------------------------------------
LOUISIANA
-------------------------------------------------------------------
26-Oct
-------------------------------------------------------------------
25-Oct                                                       2.5
-------------------------------------------------------------------
27-Oct                                                       2.5
-------------------------------------------------------------------
11/12/95                                                     2.5
-------------------------------------------------------------------
11/13/95                                                     2.5
-------------------------------------------------------------------
11/14/95                                                     2.5
-------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
11/15/95       8204     1762    7685 Airline Hwy                                                               R)504-926-8241
                                Baton Rouge, LA 70815                                                          F)504-926-8953
                                                                                                               D)504-926-1011
-------------------------------------------------------------------------------------------------------------------------------
10/30/95       8265     1764    3310 Broad Street                                                              R)318-433-2783
                                Lake Charles, LA 70601                                                         F)318-433-2633
                                                                                                               D)318-433-3163
-------------------------------------------------------------------------------------------------------------------------------
MAINE
-------------------------------------------------------------------------------------------------------------------------------
 8/27/95       8186     1645    440 Payne Rd                                                                   R)207-885-5076
                                Scarborough, ME  04101                                                         F)207-885-5085
                                                                                                               D)207-885-5178
-------------------------------------------------------------------------------------------------------------------------------
 8/28/95       6462     1646    197 Civic Center Dr                                                            R)207-623-6085
                                Augusta, ME  04330                                                             F)207-623-6094
                                                                                                               D)207-626-0628
-------------------------------------------------------------------------------------------------------------------------------
 8/29/95       6333     1647    47 Haskell Rd                                                                  R)207-942-1962
                                Bangor, ME  04401                                                              F)207-942-2151
                                                                                                               D)207-942-2361
-------------------------------------------------------------------------------------------------------------------------------
MARYLAND
-------------------------------------------------------------------------------------------------------------------------------
BALTIMORE AREA
-------------------------------------------------------------------------------------------------------------------------------
 6/5/95        6357     1786    2100 Generals Hwy                                                              R)410-573-5941
                                Annapolis, MD                                                                  R)410-573-5942
                                21401                                                                          F)410-573-5149
                                                                                                               D)410-573-9052
-------------------------------------------------------------------------------------------------------------------------------
 7/24/95       6650     1787    8250 Eastern Ave                                                               R)410-288-5178
                                Baltimore, MD 21224                                                            R)410-288-5184
                                                                                                               F)410-288-5187
                                                                                                               D)410-288-5191
-------------------------------------------------------------------------------------------------------------------------------
 6/6/95        6651     1788    1718 Woodlawn Dr                                                               R)410-944-3326
                                Baltimore, MD                                                                  R)410-944-3328
                                21207                                                                          F)410-944-3256
                                                                                                               D)410-944-3271
-------------------------------------------------------------------------------------------------------------------------------
 7/25/95       6652     1793    5604 Buckeyestown Pike                                                         R)301-631-5846
                                Frederick, MD 21701                                                            R)301-631-5949
                                                                                                               F)301-631-5851
                                                                                                               D)301-631-5904

----------------------------------------------------------
INSTALL            AREA            EMPLOYEE          EMP.
 DATE             MANAGER            NAME            ID#
----------------------------------------------------------
11/15/95                                               2.5
----------------------------------------------------------
10/30/95                                               2.5
----------------------------------------------------------
MAINE
----------------------------------------------------------
 8/27/95                                               2.5
----------------------------------------------------------
 8/28/95                                               2.5
----------------------------------------------------------
 8/29/95                                               2.5
----------------------------------------------------------
MARYLAND
----------------------------------------------------------
BALTIMORE AREA
----------------------------------------------------------
 6/5/95                                                  3
----------------------------------------------------------
 7/24/95                                               2.5
----------------------------------------------------------
 6/6/95                                                2.5
----------------------------------------------------------
 7/25/95                                               2.5

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    F)301-631-5851
                                                                                                                    D)301-631-5904
6/7/95        6653      1789           610 N. Fredrick Ave                                                          R)301-208-9281
                                       Gaithersburg, MD                                                             R)301-208-9287
                                                     20879                                                          F)301-208-9492
                                                                                                                    D)301-208-9776
7/23/95       8193      1794           1700 Wesel Road                                                              R)301-745-4838
                                       Hagerstown, MD                                                               R)301-745-4855
                                                     21740                                                          F)301-745-4952
                                                                                                                    D)301-745-4958
6/8/95        6654      1790           8511 Landover Rd                                                             R)301-772-2095
                                       Hyattsville, MD                                                              R)301-772-3911
                                                     20785                                                          F)301-772-3798
                                                                                                                    D)301-772-3024
6/11/95       6383      1791           2700 N. Salisbury                                                            R)410-860-6838
                                       Salisbury, MD 21801                                                          R)410-860-4730
                                                                                                                    F)410-860-4717
                                                                                                                    D)410-860-8265
8/24/95       6655      1792           2365 Crain Hwy                                                               R)301-870-0088
                                       Waldorf , MD 20601                                                           F)301-870-6977
                                                                                                                    D)301-374-9116
8/23/95       6434      1796           3535 Russett Green East                                                      R)301-490-0481
                                       Laurel, MD  20724                                                            F)301-490-8611
                                       (Baltimore)                                                                  D)301-490-8612
          MASSACHUSETTS
          BOSTON  AREA
5/14/95       6647      1631           1225 Worchester                                                              R)508-650-3940
                                       Natick MA 01760                                                              F)508-650-4750
                                                                                                                    D)508-650-4892

5/15/95       6370      1632           564 Broadway                                                                 R)617-233-9973
                                       Saugus, MA 01906                                                             F)617-233-9152
                                                                                                                    D)617-233-9082

5/16/95       6340      1633           338 Turnpike Road                                                            R)508-870-2979
                                       Westborough MA 01581                                                         F)508-870-2982
----------------------------------------------------------
 AREA                 EMPLOYEE                     EMP.
MANAGER                 NAME                       ID#
----------------------------------------------------------

                                                   2.5

                                                   2.5

                                                   2.5

                                                   2.5

                                                   2.5

                                                   2.5

                                                   2.5

                                                   2.5

                                                   2.5


-------------------------------------------------------------------------------------------------------------------------------
INSTALL        CLUB      COST                              GENERAL          SHIPPING         DIRECTOR          COMM. CTR
 DATE           #        CTR         ADDRESS               MANAGER         RECEIVING        OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               D)508-870-2289
--------------------------------------------------------------------------------------------------------------------------------

HOLD         6649      1634     301 Barber Ave
--------------------------------------------------------------------------------------------------------------------------------
10/26/95     6648      1649     1098 Fall River Ave                                                            R)508-336-9377
                                Seekonk, MA  02771                                                             F)508-336-9658
                                                                                                               D)508-336-9479
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN
--------------------------------------------------------------------------------------------------------------------------------
DETROIT  AREA
------------------------- -------------------------------------------------------------------------------------------------------
CLOSED        6656      1525    5901 Mercury Drive                                                             R)313-593-0716
                                Dearborn, MI 48126                                                             F)313-593-3458
                                                                                                               D)313-596369

--------------------------------------------------------------------------------------------------------------------------------
 4/10/95      6657      1524    24800 Haggerty Road                                                            R)810-476-4183
                                Farmington Hills, MI                                                           F)810-476-5739
                                48335                                                                          D)810-476-0742

--------------------------------------------------------------------------------------------------------------------------------
 5/25/95      6659      1529    800 E 14 Mile Road                                                             R)810-589-2838
                                Madison Heights, MI                                                            F)810-589-1225
                                48071                                                                          D)810-589-2208

--------------------------------------------------------------------------------------------------------------------------------
 5/26/95      6660      1530    1237 32nd Street                                                               R)810-987-6491
                                Port Huron, MI 48060                                                           F)810-987-9796
                                                                                                               D)810-987-9883

--------------------------------------------------------------------------------------------------------------------------------
 5/23/95      6662      1527    31940 Gratiot                                                                  R)810-294-8758
                                Roseville, MI 48066                                                            F)810-294-0512
                                                                                                               D)810-294-1343
--------------------------------------------------------------------------------------------------------------------------------
 4/12/95      6454      1528    2500 Eight Mile Road                                                           R)810-354-3341
                                Southfield, MI 48034                                                           F)707-424-2015
                                                                                                               D)810-354-4057
--------------------------------------------------------------------------------------------------------------------------------
 6/8/95       6412      1526    15700 Northline Road                                                           R)313-281-4182
                                Southgate, MI 48195                                                            R)313-281-4360
                                                                                                               D)313-281-4488
--------------------------------------------------------------------------------------------------------------------------------
 4/5/95       6665      1521    496 Summit Drive                                                               R)313-281-4361
                                Waterford, MI 48095                                                            R)313-281-4362
                                                                                                               D)313-281-4490
--------------------------------------------------------------------------------------------------------------------------------
 4/6/95       6666      1522    35400 Central City Pkwy                                                        R)313-281-4363
                                Westland, MI 48185                                                             R)313-281-4364

----------------------------------------------------------------------
INSTALL                AREA                     EMPLOYEE          EMP.
 DATE                 MANAGER                    NAME             ID#
----------------------------------------------------------------------

----------------------------------------------------------------------
HOLD
----------------------------------------------------------------------
10/26/95                                                          2.5
----------------------------------------------------------------------
MICHIGAN
----------------------------------------------------------------------
DETROIT AREA
----------------------------------------------------------------------
CLOSED
----------------------------------------------------------------------
 4/10/95                                                          2.5
----------------------------------------------------------------------
 5/25/95                                                          2.5
----------------------------------------------------------------------
 5/26/95                                                          2.5
----------------------------------------------------------------------
 5/23/95                                                          2.5
----------------------------------------------------------------------
 4/12/95                                                          2.5
----------------------------------------------------------------------
 6/8/95                                                           2.5
----------------------------------------------------------------------
 4/5/95                                                           2.5
----------------------------------------------------------------------
 4/6/95                                                           2.5

----------------------------------------------------------------------------------------------------------------
INSTALL  CLUB  COST                            GENERAL         SHIPPING         DIRECTOR        COMM. CTR
DATE      #    CTR        ADDRESS              MANAGER        RECEIVING        OPERATIONS         NUMBERS
----------------------------------------------------------------------------------------------------------------
                                                                                                D)313-281-4492
----------------------------------------------------------------------------------------------------------------
4/9/95    6664  1523   45600 Utica Park Blvd                                                    R)313-281-4365
                       Utica, MI 48317                                                          F)810-254-4388
                                                                                                D)810-254-5057
----------------------------------------------------------------------------------------------------------------
6/9/95    6667  1531   5450 Carpenter Rd.                                                       R)313-434-1795
                       Ypsilant,MI 48197                                                        F)313-434-1387
                                                                                                D)313-434-2295
----------------------------------------------------------------------------------------------------------------
9/18/95   8291  1533   4373 Corumna Road                                                        R)810-732-4247
                       Flint, MI 48532                                                          F)810-732-6132
                                                                                                D)810-732-6576
----------------------------------------------------------------------------------------------------------------
9/17/95   6663  1532   5417 Bay Road                                                            R)517-249-4031
                       Saginaw,MI 48604                                                         F)517-249-4042
                                                                                                D)517-249-4027
----------------------------------------------------------------------------------------------------------------
9/20/95   6319  1516   4326 28th street S.E.                                                    R)616-975-9828
                       Kentwood,MI 49512                                                        F)616-975-9823
                       (Grand Rapids)                                                           D)616-975-9832
----------------------------------------------------------------------------------------------------------------
                                                                                                R)616-785-1444
10/10/95  6359  1517   3901 Alpine Ave NW                                                       F)616-785-3440
                       Comstock Park,MI 49321                                                   D)616-785-3453
----------------------------------------------------------------------------------------------------------------
   4-Oct  6661  1518   665 Mall Drive                                                           R)616-324-2330
                       Portage,MI 49002                                                         F)616-324-2397
                                                                                                D)616-324-2398
----------------------------------------------------------------------------------------------------------------
   5-Oct  6429  1519   12737 CottonLake Road                                                    R)616-979-5291
                       Battle Creek,MI 49017                                                    F)616-979-5416
                                                                                                D)616-979-5412
----------------------------------------------------------------------------------------------------------------
   8-Oct  6658  1513   3600 O'Neill Drive                                                       R)517-788-8428
                       Jackson,MI 49202                                                         F)517-784-7482
----------------------------------------------------------------------------------------------------------------
   9-Oct  8137  1514   340 E. Edgewood Blvd                                                     R)517-393-9611
                       Lansing,MI 48911                                                         R)517-393-9379
                                                                                                F)517-393-9491
                                                                                                D)517-393-9389
----------------------------------------------------------------------------------------------------------------
MINNESOTA
----------------------------------------------------------------------------------------------------------------
MINNEAPOLIS  AREA
----------------------------------------------------------------------------------------------------------------
8/9/95     6311  1782  2200 W Highway                                                           R)612-882-8484
                       Burnsville MN,55337                                                      F)612-882-8611
                                                                                                D)612-882-8536
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------
INSTALL     AREA                     EMPLOYEE           EMP.
DATE      MANAGER                     NAME              ID#
-------------------------------------------------------------

-------------------------------------------------------------
4/9/95                                                 2.5


-------------------------------------------------------------
6/9/95                                                 2.5


-------------------------------------------------------------
9/18/95                                                2.5


-------------------------------------------------------------
9/17/95                                                2.5


-------------------------------------------------------------
9/20/95                                                2.5


-------------------------------------------------------------
10/10/95


-------------------------------------------------------------
4-Oct                                                  2.5


-------------------------------------------------------------
5-Oct                                                  2.5


-------------------------------------------------------------
8-Oct                                                  2.5


-------------------------------------------------------------
9-Oct                                                  2.5

-------------------------------------------------------------
MINNESOTA
-------------------------------------------------------------
MINNEAPOLIS AREA
-------------------------------------------------------------
8/9/95                                                 2.5


-------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                      GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS                   MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
 7/18/95      6310      1778    8150 University Ave NE                                                            R)612-784-8897
                                Fridley MN, 55432                                                                 F)612-784-4666
                                                                                                                  D)612-784-9235
--------------------------------------------------------------------------------------------------------------------------------
  8/8/95      6312      1781    1300 Mendota Rd                                                                   R)612-455-4127
                                Inver Grove Heights,                                                              F)612-455-4543
                                                  MN, 55077                                                       D)612-455-4524
--------------------------------------------------------------------------------------------------------------------------------
 7/19/95      6318      1779    3745 Louisiana Ave. S                                                             R)612-922-3390
                                St Louis Park MN,                                                                 F)612-922-8977
                                                      55426                                                       D)612-922-3974
--------------------------------------------------------------------------------------------------------------------------------
 7/20/95      6309      1780    1850 Buerkle Rd                                                                  R)612-779-7781
                                White Bear Lake, MN 55110                                                        F)612-779-8183
                                                                                                                 D)612-779-8364
--------------------------------------------------------------------------------------------------------------------------------
10/18/95      8183      1774    6301 2nd Street South                                                            R)612-654-6464
                                St. Cloud, MN 56301                                                              F)612-654-6641
                                                                                                                 D)612-654-6532
--------------------------------------------------------------------------------------------------------------------------------
10/19/95      6427      1776    3410 NW 55th Street                                                              R)507-287-8155
                                Rochester, MN 55901                                                              F)507-287-8190
                                                                                                                 D)507-287-8245
--------------------------------------------------------------------------------------------------------------------------------
10/20/95      6320      1773    4743 Maple Grove Rd.                                                             R)218-722-7712
                                Hermantown, MN 55811                                                             F)218-722-7949
                                                                                                                 D)218-722-8056
--------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI
--------------------------------------------------------------------------------------------------------------------------------
TUPELO AREA
--------------------------------------------------------------------------------------------------------------------------------
  8/2/95      6329      1735    3833 N. Gloster St                                                               R)601-844-8333
                                Tupelo, MS  38801                                                                F)601-844-4502
                                                                                                                 D)601-844-4651
--------------------------------------------------------------------------------------------------------------------------------
10/29/95      8271      1756    6360 Ridgewood Ct. Dr.                                                           R)601-977-0013
                                Jackson, MS 39211                                                                F)601-956-8800
                                                                                                                 D)601-956-0091
--------------------------------------------------------------------------------------------------------------------------------
10/29/95      8236      1757    15065 Creosote Road                                                              R)601-863-0018
                                Gulfport, MS 39503                                                               F)601-863-0188
                                                                                                                 D)601-863-1928
--------------------------------------------------------------------------------------------------------------------------------
MISSOURI
--------------------------------------------------------------------------------------------------------------------------------
10/20/94      8251      1551    2855 S. Service Road                                                             R)314-947-3838

--------------------------------------------------------------
INSTALL            AREA               EMPLOYEE          EMP.
 DATE             MANAGER               NAME             ID#
--------------------------------------------------------------
 7/18/95                                                 2.5
--------------------------------------------------------------
  8/8/95                                                 2.5
--------------------------------------------------------------
 7/19/95                                                 2.5
--------------------------------------------------------------
 7/20/95                                                 2.5
--------------------------------------------------------------
10/18/95                                                 2.5
--------------------------------------------------------------
10/19/95                                                 2.5
--------------------------------------------------------------
10/20/95                                                 2.5
--------------------------------------------------------------
MISSISSIPPI
--------------------------------------------------------------
TUPELO AREA
--------------------------------------------------------------
  8/2/95                                                 2.5
--------------------------------------------------------------
10/29/95                                                 2.5
--------------------------------------------------------------
10/29/9                                                  2.5
--------------------------------------------------------------
MISSOURI
--------------------------------------------------------------
10/20/94                                                 2.5

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR           ADDRESS                 MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                               St. Charles, MO 63303                                                             F)314-947-4716
                                                                                                                 D)314-925-3511
--------------------------------------------------------------------------------------------------------------------------------
 4/16/96      8205      1558   4512 Lemay Ferry Road                                                             R)314-845-7577
                               St. Louis, MO 63129                                                               F)314-845-7344
                                                                                                                 D)314-845-6261
--------------------------------------------------------------------------------------------------------------------------------
10/18/94      8182      1552   13455 Manchester Road                                                             R)314-965-6677
                               St. Louis, MO 63131                                                               F)314-965-6070
--------------------------------------------------------------------------------------------------------------------------------
 9/26/88      8207             11525110 N. Oak Trafficway                                                        R)816-452-8245
                               Gladstone, MO 64118                                                               F)816-452-3098
                                                                                                                 D)816-452-4197
--------------------------------------------------------------------------------------------------------------------------------
 10/4/94      8243      1157   12420 S. 71 Hwy                                                                   R)816-765-9530
                               Grandview, MO 64030                                                               F)816-765-9519
                                                                                                                 D)816-765-
--------------------------------------------------------------------------------------------------------------------------------
 6/18/87      8293      1153   4800 Noland  Road South                                                           R)816-478-0357
                               Kansas City, MO  64136                                                            F)816-478-0628
                               (Independence)                                                                    D)816-478-0628
--------------------------------------------------------------------------------------------------------------------------------
 11/1/95      6474      1559   6700 Manchester Road                                                              R)314-644-2600
                               St. Louis, MO 63139                                                               F)314-644-1829
                               East                                                                              D)314-644-1299
--------------------------------------------------------------------------------------------------------------------------------
 9/29/95      8163      1556   101 N. Conley Road                                                                R)573-815-1030
                               Columbia, MO  65201                                                               F)573-815-1032
                                                                                                                 D)573-815-1033
--------------------------------------------------------------------------------------------------------------------------------
 9/30/95      6415      1557   3536 Hammons Blvd.                                                                R)417-626-8850
                               Joplin, MO  64804                                                                 F)417-626-8856
                                                                                                                 D)417-626-8857
--------------------------------------------------------------------------------------------------------------------------------
MONTANA
--------------------------------------------------------------------------------------------------------------------------------
 6/25/95      6379      1835   401 N W Bypass                                                                    R)406-771-7851
                               Great Falls, MT 59404                                                             F)406-771-7904
                                                                                                                 D)406-771-7938

-----------------------------------------------------------------
INSTALL            AREA                   EMPLOYEE          EMP.
 DATE             MANAGER                   NAME            ID#
-----------------------------------------------------------------




                                      ---------------------------
 4/16/96



                                      ---------------------------
10/18/94                                                     2.5
-----------------------------------------------------------------
 9/26/88                                                       3




                                      ---------------------------
10/4/94                                                      2.5


-----------------------------------------------------------------
6/18/87                                                      2.5

-----------------------------------------------------------------
11/1/95                                                      2.5

-----------------------------------------------------------------
9/29/95                                                        3

-----------------------------------------------------------------
9/30/95                                                      2.5



-----------------------------------------------------------------
MONTANA
-----------------------------------------------------------------
6/25/95






-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
NEBRASKA
--------------------------------------------------------------------------------------------------------------------------------
10/4/95       8146      1581  11911 "I" Street                                                                   R)402-334-3170
                              Omaha, NE  68137                                                                   F)402-334-9386
                                                                                                                 D)402-334-5890
--------------------------------------------------------------------------------------------------------------------------------
9/13/95       6413      1582  4900 N. 27th Street                                                                R)402-476-3550
                              Lincoln, NE  68521                                                                 R)402-476-3719
                                                                                                                 F)402-476-3551
                                                                                                                 D)402-476-6183
--------------------------------------------------------------------------------------------------------------------------------
9/14/95       6461      1583  1510 North Diers Drive                                                             R)308-382-4760
                              Grand Island, NE  68803                                                            R)308-382-4775
                                                                                                                 F)308-382-1872
                                                                                                                 D)308-382-1934
--------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE
--------------------------------------------------------------------------------------------------------------------------------
5/24/95       6386      1644  304 Sheep Davis Rd                                                                 R)603-225-4282
                              Concord, NH 03301                                                                  R)603-225-4378
                                                                                                                 F)603-225-4393
                                                                                                                 D)603-225-4551
--------------------------------------------------------------------------------------------------------------------------------
5/22/95       6352      1642  7 Wal-Mart Blvd                                                                    R)603-881-8485
                              Hudson, NH 03051                                                                   R)603-881-7483
                                                                                                                 F)603-881-8687
                                                                                                                 D)603-881-7554
--------------------------------------------------------------------------------------------------------------------------------
5/21/95       6669      1641  200 John E Devine Dr.                                                              R)603-624-5282
                              Manchester NH 03103                                                                R)603-624-5384
                                                                                                                 F)603-624-5478
                                                                                                                 D)603-624-5562
--------------------------------------------------------------------------------------------------------------------------------
5/23/95       6337      1643  11 Batchelder Rd.                                                                  R)603-474-2775
                              Seabrook, NH 03874                                                                 R)603-474-2821
                                                                                                                 F)603-474-5006
                                                                                                                 D)603-474-5131
--------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY
--------------------------------------------------------------------------------------------------------------------------------
6/23/95       8144      1629  1075 N. Albany Avenue                                                              R)609-344-4648
                              Atlantic City, NJ 08401                                                            R)609-344-4637
                                                                                                                 F)609-344-4679

----------------------------------------------------------
INSTALL            AREA            EMPLOYEE          EMP.
 DATE             MANAGER            NAME            ID#
----------------------------------------------------------


----------------------------------------------------------
NEBRASKA
----------------------------------------------------------
10/4/95                                              2.5



----------------------------------------------------------
9/13/95                                              2.5



----------------------------------------------------------
9/14/95                                              2.5



----------------------------------------------------------
NEW HAMPSHIRE
----------------------------------------------------------
5/24/95                                              2.5



----------------------------------------------------------
5/22/95                                              2.5



----------------------------------------------------------
5/21/95                                              2.5



----------------------------------------------------------
5/23/95                                                3


----------------------------------------------------------
NEW JERSEY
----------------------------------------------------------
6/23/95



----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     INSTALL       CLUB      COST                                   GENERAL                 SHIPPING             DIRECTOR
       DATE         #        CTR            ADDRESS                 MANAGER                RECEIVING            OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    6/21/95        6369       636     290 Highway 18
                                      East Brunswick, NJ 08816
----------------------------------------------------------------------------------------------------------------------------
    10/7/95        6671      1628     100 Trotters Way
                                      Freehold, NJ 07728
----------------------------------------------------------------------------------------------------------------------------
    5/15/95        6541      1621     301 Nassau Park Blvd
                                      Princeton, NJ 08540
----------------------------------------------------------------------------------------------------------------------------
    NEW MEXICO
    11/6/95        6672      1679     300 Eubank Blvd. NE
                                      Albuquerque, NM 87128
----------------------------------------------------------------------------------------------------------------------------
    NEW YORK
----------------------------------------------------------------------------------------------------------------------------
    3/29/95        6483      1592     141 Washington Ave
                                      Albany, NY 12203

----------------------------------------------------------------------------------------------------------------------------
    3/22/95        6673      1586     3735 Union Road
                                      Cheektowaga, NY 14225
----------------------------------------------------------------------------------------------------------------------------
    3/28/95        6440      1591     579 Troy/Schenectady Rd
                                      Colonie, NY 12110

----------------------------------------------------------------------------------------------------------------------------
    3/25/95        8179      1589     1600 Marketplace Drive
                                      Henrietta, NY 14623

----------------------------------------------------------------------------------------------------------------------------
    3/23/95        6406      1587     5535 Porter Road
                                      Niagara Falls, NY 14304

----------------------------------------------------------------------------------------------------------------------------
    3/24/95        8178      1588     3780 West. Ridge Road
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 INSTALL      COMM. CTR             AREA                     EMPLOYEE               EMP.
   DATE        NUMBERS            MANAGER                     NAME                  ID#
-----------------------------------------------------------------------------------------

---------------------------                              --------------------------------
6/21/95      R)908-651-2783                                                           2.5
             F)908-651-2786
             D)908-651-2785
-----------------------------------------------------------------------------------------
10/7/95      R)908-577-1460                                                           2.5
             R)908-577-1567
             F)908-577-7027
             D)908-577-6918
-----------------------------------------------------------------------------------------
5/15/95      R)609-734-9001                                                           2.5
             R)609-734-9142
             F)609-734-9171
             D)609-734-9176
-----------------------------------------------------------------------------------------
NEW MEXICO
11/6/95      R)505-298-1895                                                             3
             F)505-298-5467
             D)505-298-0350
-----------------------------------------------------------------------------------------
NEW YORK
-----------------------------------------------------------------------------------------
3/29/95      R)518-869-4171                                                           2.5
             R)518-869-4138
             D)518-869-3638
             F)518-869-3529
-----------------------------------------------------------------------------------------
3/22/95      R)716-685-8605                                                          2.5
             D)716-685-7954
             F)716-685-7953
-----------------------------------------------------------------------------------------
3/28/95      R)518-783-7650                                                           2.5
             R)518-783-7629
             D)518-783-7808
             F)518-783-7801
-----------------------------------------------------------------------------------------
3/25/95      D)716-292-6450                                                           2.5
             F)716-292-0913
             D)716-292-0897

---------------------------                                ------------------------------
3/23/95     R)716-297-5650                                                            2.5
            D)716-297-6123
            F)716-297-6046

-----------------------------------------------------------------------------------------
3/24/95     R)716-227-2060                                                            2.5

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                                  Rochester, NY 14626                                                            F)716-227-7688
                                  (Greece)                                                                       D)716-227-6682
--------------------------------------------------------------------------------------------------------------------------------
12/15/94      8171      1598      2649 Erie Blvd. East                                                           R)315-449-1656
                                  Syracuse, NY. 13224                                                            F)315-449-1828
                                                                                                                 D)315-449-1715
--------------------------------------------------------------------------------------------------------------------------------
 3/27/95      6539      1590      21341 Sam's Drive                                                              R)315-786-7855
                                  Watertown, NY 13601                                                            D)315-786-7943
                                                                                                                 F)315-786-7915
---------------------------------------------------------------------------------------------------------------
12/14/94      6438      1597      3895 Rt. #31                                                                   R)315-652-4633
                                  Clay, NY. 13041                                                                F)315-652-4667
                                                                                                                 D)315-652-4669
--------------------------------------------------------------------------------------------------------------------------------
  21-Oct      5326      1959      720 Fairmont Drive                                                             R)716-664-1116
                                  Jamestown,  NY 14701                                                           F)716-664-3601
                                  (W. Ellicott)                                                                  D)716-664-3898
-------------------------------------------------------------------------------------------------------------------------------
  19-Oct      6431      1961      6438 County Rt 64 Bldg 2                                                       R)607-739-2913
                                  Big Flats NY, 14903                                                            F)607-739-3004
                                                                                                                 D)607-739-3225
--------------------------------------------------------------------------------------------------------------------------------
  18-Oct      6366      1962      2441 Vestal Parkway E.                                                         R)607-797-0380
                                  Vestal, NY 13850                                                               F)607-797-0583
                                                                                                                 D)607-797-0631
--------------------------------------------------------------------------------------------------------------------------------
 11/5/95      6423      1593      300 N. Galleria Drive                                                          R)914-692-0059
                                  Wallkill (Middletown)NY                                                        F)914-692-8654
                                  10940                                                                          D)914-692-0136
--------------------------------------------------------------------------------------------------------------------------------
 11/6/95      6356      1594      2430 Route # 9                                                                 R)914-897-5090
                                  Fishkill, NY 12524                                                             F)914-897-5106
                                                                                                                 D)914-897-5107
--------------------------------------------------------------------------------------------------------------------------------
 11/7/95      6674      1595      333 Sawmill River Road                                                         R)914-347-8086
                                  Elmsford, NY  10523                                                            F)914-347-8197
                                                                                                                 D)914-347-8254
--------------------------------------------------------------------------------------------------------------------------------
 11/8/95      6428      1596      2950 Horse Block Road                                                          R)516-289-9380
                                  Medford, NY 11763                                                              F)516-289-9376
                                                                                                                 D)516-289-9391
--------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA
--------------------------------------------------------------------------------------------------------------------------------
 9/30/95      6540      1861      8909 J W Clay Blvd.                                                            R)704-548-3551
                                  Charlotte, NC  28262                                                           F)704-548-1660

--------------------------------------------------------------------
INSTALL            AREA                      EMPLOYEE          EMP.
 DATE             MANAGER                      NAME            ID#
--------------------------------------------------------------------



--------------------------------------------------------------------
12/15/94                                                        2.5



--------------------------------------------------------------------
 3/27/95                                                        2.5


--------------------------------------------------------------------
12/14/94                                                        2.5


--------------------------------------------------------------------
  21-Oct                                                        2.5


--------------------------------------------------------------------
  19-Oct                                                        2.5


--------------------------------------------------------------------
  18-Oct                                                        2.5


--------------------------------------------------------------------
 11/5/95                                                        2.5


--------------------------------------------------------------------
 11/6/95                                                        2.5


--------------------------------------------------------------------
 11/7/95                                                        2.5


--------------------------------------------------------------------
 11/8/95                                                        2.5


--------------------------------------------------------------------
NORTH COROLINA
--------------------------------------------------------------------
 9/30/95                                                        2.5


-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 D)704-548-1742
--------------------------------------------------------------------------------------------------------------------------------
 9/31/95      6452      1862      645 Patton                                                                     R)704-252-3099
                                  Asheville, NC  28806                                                           R)704-252-3599
                                                                                                                 F)704-252-4469
                                                                                                                 D)704-252-4304
--------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA
--------------------------------------------------------------------------------------------------------------------------------
 10/4/95      6385      1841      2501 32nd Ave. South                                                           R)701-780-8420
                                  Grand  Forks, ND 58201                                                         R)701-780-8856
                                                                                                                 F)701-780-8843
                                                                                                                 D)701-780-8907
--------------------------------------------------------------------------------------------------------------------------------
10/22/95      8172      1842      4831 13th Avenue SW                                                            R)701-277-8362
                                  Fargo, ND 58103                                                                R)701-277-8227
                                                                                                                 F)701-277-8295
                                                                                                                 D)701-277-8683
--------------------------------------------------------------------------------------------------------------------------------
OHIO
--------------------------------------------------------------------------------------------------------------------------------
CINCINNATI  AREA
--------------------------------------------------------------------------------------------------------------------------------
  8/1/95      6528      1427      815 Clepper Lane                                                               R)513-752-8722
                                  Cincinnati OH, 45245                                                           R)513-752-8741
                                  (Cincinnati)                                                                   F)513-752-8825
                                                                                                                 D)513-752-8830
--------------------------------------------------------------------------------------------------------------------------------
 5/26/95      8132      1428      800 Kemper Commons Blvd                                                        R)513-671-4169
                                  Cincinnati, OH 45246                                                           R)513-671-4759
                                  (Cincinnati north)                                                             F)513-671-4168
                                                                                                                 D)513-671-4649
--------------------------------------------------------------------------------------------------------------------------------
  8/2/95      6450      1429      5375 North Bend                                                                R)513-481-1707
                                  Cincinnati OH, 45247                                                           R)513-481-1748
                                  (Cincinnati west)                                                              F)513-481-1772
                                                                                                                 D)513-481-1779
--------------------------------------------------------------------------------------------------------------------------------
 7/31/95      8131      1426      5445  Ridge Ave                                                                R)513-396-6640
                                  Cincinnati OH, 45213                                                           F)513-396-6658
                                  (Cincinnati east)                                                              D)513-396-6659
--------------------------------------------------------------------------------------------------------------------------------
CLEVELAND  AREA
--------------------------------------------------------------------------------------------------------------------------------
  5/8/95      6302      1441      23300 Broadway Ave                                                             R)216-232-9604
                                  Bedford, OH 44146                                                              R)216-232-9679
                                                                                                                 F)216-232-9679


----------------------------------------------------------------------
INSTALL               AREA                     EMPLOYEE          EMP.
 DATE                MANAGER                     NAME            ID#
----------------------------------------------------------------------


-------------                               --------------------------
                                                                  2.5
 9/31/95

----------------------------------------------------------------------
NORTH DAKOTA
----------------------------------------------------------------------
 10/4/95                                                          2.5



----------------------------------------------------------------------
10/22/95                                                          2.5



----------------------------------------------------------------------
OHIO
----------------------------------------------------------------------
CINCINNATI AREA
----------------------------------------------------------------------
  8/1/95                                                          2.5




--------------                              --------------------------
 5/26/95                                                          2.5


----------------------------------------------------------------------
  8/2/95                                                          2.5


----------------------------------------------------------------------
 7/31/95                                                          2.5

----------------------------------------------------------------------
CLEVELAND AREA
----------------------------------------------------------------------
  5/8/95                                                          2.5



---------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING         DIRECTOR     COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING        OPERATIONS    NUMBERS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             D)216-232-9686
---------------------------------------------------------------------------------------------------------------------------
9/14/95      6305       1445          10200 Brookpark Rd                                                     R)216-265-8436
                                      Brooklyn, OH 44130                                                     R)216-265-8601
                                                                                                             F)216-265-8724
                                                                                                             D)216-265-8958
---------------------------------------------------------------------------------------------------------------------------
5/9/95       6314       1442          825 Leona                                                              R)216-324-7702
                                      Elyria OH 44035                                                        R)216-324-4180
                                                                                                             F)216-324-2345
                                                                                                             D)216-324-2345
---------------------------------------------------------------------------------------------------------------------------
5/10/95      6404       1443          3750 J. West Market St.                                                R)216-666-5699
                                      Fairlawn, OH 44313                                                     R)216-666-6480
                                      (Akron)                                                                F)216-666-6731
                                                                                                             D)216-666-2685
---------------------------------------------------------------------------------------------------------------------------
9/13/95      6306       1444          27853 Chardon Rd                                                       R)216-516-1301
                                      Willoughby Hills, OH                                                   R)216-516-1302
                                      44092                                                                  F)216-516-1303
---------------------------------------------------------------------------------------------------------------------------
9/27/95      6317       1449          6299 Dressler                                                          R)216-497-8589
                                      North Canton, OH  44720                                                R)216-497-8590
                                                                                                             F)216-497-8638
                                                                                                             D)216-497-8640
---------------------------------------------------------------------------------------------------------------------------
DAYTON   AREA
---------------------------------------------------------------------------------------------------------------------------
8/6/95       6517       1431          3446 New Germany Trebin                                                R)513-427-2335
                                      Beavercreek OH 45431                                                   F)513-427-9104
                                                                                                             D)513-427-9105
---------------------------------------------------------------------------------------------------------------------------
8/7/95       8136       1432          1111 Miamisburgh                                                       R)513-438-2239
                                      Dayton, OH 45458                                                       F)513-438-2241
                                                                                                             D)513-438-2242
---------------------------------------------------------------------------------------------------------------------------
8/8/95       6380       1433          6955 Miller Road                                                       R)513-264-1795
                                      Dayton, OH 45414                                                       F)513-264-1798
                                                                                                             D)513-264-1799
---------------------------------------------------------------------------------------------------------------------------
COLUMBUS AREA
---------------------------------------------------------------------------------------------------------------------------
9/24/95      6308       1446          5225 Westpointe Plaza                                                  R)614-876-1025
                                      Columbus, OH  43228                                                    F)614-876-7376
                                                                                                             D)614-876-7721
---------------------------------------------------------------------------------------------------------------------------
11/5/95      6307       1447          3950 Morse Road                                                        R)614-475-9242
                                      Columbus, OH  43219                                                    F)614-475-4994
                                      North                                                                  D)614-475-4832
---------------------------------------------------------------------------------------------------------------------------
11/6/95      6326       1448          6300 Tussing Road                                                      R)614-751-1084

----------------------------------------------------------
INSTALL            AREA             EMPLOYEE         EMP.
 DATE             MANAGER             NAME           ID#
----------------------------------------------------------
Brookpark.OH 44142
----------------------------------------------------------
9/14/95                                             2.5



----------------------------------------------------------
5/9/95                                              2.5



----------------------------------------------------------
5/10/95                                             2.5



----------------------------------------------------------
9/13/95                                             2.5


----------------------------------------------------------
9/27/95                                             2.5



----------------------------------------------------------
DAYTON AREA
----------------------------------------------------------
8/6/95                                              2.5


----------------------------------------------------------
8/7/95                                              2.5


----------------------------------------------------------
8/8/95                                              2.5


----------------------------------------------------------
COLUMBUS AREA
----------------------------------------------------------
9/24/95                                             2.5


----------------------------------------------------------
11/5/95                                             2.5


----------------------------------------------------------
11/6/95                                             2.5

-----------------------------------------------------------------------------------------------------------------------
INSTALL    CLUB    COST                              GENERAL          SHIPPING        DIRECTOR            COMM. CTR
 DATE        #     CTR        ADDRESS                MANAGER         RECEIVING       OPERATIONS            NUMBERS
-----------------------------------------------------------------------------------------------------------------------
                         Reynoldsburg, OH 43068                                                        F)614)751-1086
                                                                                                       D)614-751-1087
-----------------------------------------------------------------------------------------------------------------------
10/29/95   8152   1438   Rt 4, Box 141                                                                 R)614-894-3331
                         South Point, OH 45680                                                         F)614-894-5900
                                                                                                       D)614-894-6056
-----------------------------------------------------------------------------------------------------------------------
OKLAHOMA
-----------------------------------------------------------------------------------------------------------------------
4/17/95    8239   1184   802 N W Sheridan Rd.                                                          R)405-351-0011
                         Lawton Ok  73505                                                              F)405-351-0018
                                                                                                       D)405-351-0019

-----------------------------------------------------------------------------------------------------------------------
12/1/94    8241    1183  6521 S.E. 29th Street                                                         R)405-733-2091
                         Midwest City, OK. 73110                                                       F)405-733-2113
                                                                                                       D)405-733-2114

-----------------------------------------------------------------------------------------------------------------------
11/30/94   8289    1182  5510 S.W. 5th St.                                                             R)405-943-8196
                         Oklahoma City, OK.                                                            F)405-943-8198
                         (Meridian)  73128                                                             D)405-943-8199
-----------------------------------------------------------------------------------------------------------------------
11/29/94   8117    1181  1111 E. Memorial Road                                                         R)405-478-0741
                         Oklahoma City, OK.                                                            F)405-478-0743
                         (Edmond) 73013                                                                D)405-478-0744
-----------------------------------------------------------------------------------------------------------------------
4/19/95    6342    1186  6922 S. Mingo Road                                                            R)918-252-4212
                         Tulsa, OK 74133                                                               F)918-252-0933
                                                                                                       D)918-252-2665
-----------------------------------------------------------------------------------------------------------------------
4/18/95    8263    1185  4420 S. Sheridan                                                              R)918-622-3794
                         Tulsa, OK 74145                                                               F)918-622-3565
                                                                                                       D)918-622-3569
-----------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
PHILADELPHIA AREA
-----------------------------------------------------------------------------------------------------------------------
 9/29/95   6676    1626  1001 S. York St.                                                              R)215-957-2760
                         Hatboro, PA 19040                                                             R)215-957-2761
                                                                                                       F)215-957-2762
                                                                                                       D)215-957-2763
-----------------------------------------------------------------------------------------------------------------------
11/6/95    6693    1623  1717 E. Lincoln Hwy                                                           R)215-949-9460
                         Langhorne, PA  19047                                                          F)215-949-9464
                                                                                                       D)215-949-9465
-----------------------------------------------------------------------------------------------------------------------
11/5/95    6332    1622  1000 Franklin Mills Cir                                                       R)215-637-6811
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
INSTALL            AREA                   EMPLOYEE        EMP.
 DATE             MANAGER                   NAME          ID#
------------------------------------------------------------------


------------------------------------------------------------------
10/29/95                                                   2.5


------------------------------------------------------------------
OKLAHOMA
------------------------------------------------------------------
4/17/95                                                    2.5



------------------------------------------------------------------
12/1/94                                                    2.5



------------------------------------------------------------------
11/30/94                                                   2.5

------------------------------------------------------------------
11/29/94                                                   2.5


------------------------------------------------------------------
4/19/95                                                    2.5


------------------------------------------------------------------
4/18/95                                                    2.5


------------------------------------------------------------------
PENNSYLVANIA
------------------------------------------------------------------
PHILADELPHIA AREA
------------------------------------------------------------------
 9/29/95                                                   2.5




---------------
11/6/95                                                    2.5


------------------------------------------------------------------
11/5/95                                                    2.5
------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                    GENERAL         SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS                 MANAGER        RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                              Philadelphia, PA 19154       637-632-2299                                       F)215-637--6813
                                                                                                              D)215-637-3814
--------------------------------------------------------------------------------------------------------------------------------
  4/3/96      6567      1964  3756 Easton Nazareth Rd                                                         R)610-923-7102
                              Easton,  PA  18045                                                              F)610-923-7103
                                                                                                              D)610-923-7104
--------------------------------------------------------------------------------------------------------------------------------
PITTSBURGH AREA
--------------------------------------------------------------------------------------------------------------------------------
 8/16/95      6678      1951  7207 McKnight Rd                                                                R)412-364-6449
                              Pittsburgh, PA 15237                                                            R)412-364-6749
                                                                                                              F)412-364-6989
                                                                                                              D)412-364-7286
--------------------------------------------------------------------------------------------------------------------------------
 8/17/95      6677      1952  3621 William Penn Hwy                                                           R)412-856-2220
                              Monroeville, PA 15146                                                           F)412-856-4372
                                                                                                              D)412-856-4927

--------------------------------------------------------------------------------------------------------------------------------
 11/9/95      6679      1953  2932 Lebanon Church Rd                                                          R)412-466-9262
                              West Mifflin, PA 15122                                                          F)412-466-9275
                                                                                                              D)412-466-9276
--------------------------------------------------------------------------------------------------------------------------------
 8/18/95      6460      1954  2500 Plank Rd Commons                                                           R)814-944-2144
                              Altoona, PA 16602                                                               F)814-944-2213
                                                                                                              D)814-944-2218
--------------------------------------------------------------------------------------------------------------------------------
 8/28/95      6533      1955  381 Benner Pike                                                                 R)814-234-3385
                              State College, PA 16801                                                         F)814-234-5072
                                                                                                              D)814-234-5247
--------------------------------------------------------------------------------------------------------------------------------
10/14/95      6536      1960  2595 MacArthur Rd                                                               R)610-266-5826
                              Whitehall, PA 18052                                                             R)610-266-5827
                                                                                                              F)610-266-5828
                                                                                                              D)610-266-5829
--------------------------------------------------------------------------------------------------------------------------------
 8/31/95      8191      1956  441 Wilkes-Barre Twnsp Blvd                                                     R)717-821-5594
                              Wilkes-Barre, PA  18702                                                         F)717-821-5592
                                                                                                              D)717-821-5602
--------------------------------------------------------------------------------------------------------------------------------
  9/1/95      8160      1957  5314 Allentown Pike                                                             R)610-929-6977
                              Temple, PA  19560                                                               R)610-929-6978
                                                                                                              F)610-929-6979
                                                                                                              D)610-929-7823
--------------------------------------------------------------------------------------------------------------------------------
  11-Oct      6675      1958  7200 Peach Street                                                               R)814-866-1193
                              Erie, PA 16509                                                                  R)814-866-1452
                                                                                                              F)814-866-2711
                                                                                                              D)814-866-1364
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
INSTALL                AREA                EMPLOYEE          EMP.
 DATE                MANAGER                 NAME             ID#
------------------------------------------------------------------


------------------------------------------------------------------
  4/3/96


------------------------------------------------------------------
PITTSBURGH AREA
------------------------------------------------------------------
 8/16/95                                                      2.5



----------------                          ------------------------
 8/17/95                                                      2.5



------------------------------------------------------------------
 11/9/95                                                       2.5


------------------------------------------------------------------
 8/18/95                                                       2.5


------------------------------------------------------------------
 8/28/95                                                       2.5


------------------------------------------------------------------
10/14/95                                                       2.5


------------------------------------------------------------------
 8/31/95                                                         3


------------------------------------------------------------------
  9/1/95                                                       2.5


------------------------------------------------------------------
10/11/95                                                       2.5


------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                     GENERAL          SHIPPING          DIRECTOR        COMM. CTR
 DATE          #        CTR             ADDRESS                  MANAGER          RECEIVING        OPERATIONS         NUMBERS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 2/22/96      6547      1963      200 Lycoming Mall                                                                R)717-546-9410
                                  Muncy, PA 17756                                                                  F)717-546-9436
                                                                                                                   D)717-546-2097
---------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND
---------------------------------------------------------------------------------------------------------------------------------
10/25/95      6681      1648      25 Pace Blvd                                                                     R)401-828-5380
                                  Warwick, RI  02886                                                               R)401-828-5310
                                                                                                                   F)401-828-6020
                                                                                                                   D)401-828-7450
---------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA
---------------------------------------------------------------------------------------------------------------------------------
 5/31/95      8283      1537      1401 Sunset                                                                      R)803-799-2433
                                  Columbia, SC 29203                                                               R)803-799-2137
                                                                                                                   F)803-799-2635
                                                                                                                   D)803-799-2649
---------------------------------------------------------------------------------------------------------------------------------
 5/22/95      6571      1536      200 Beltline Dr.                                                                 R)803-665-8393
                                  Florence, SC  29501                                                              R)803-665-7997
                                                                                                                   F)803-665-8396
                                                                                                                   D)803-665-9198
---------------------------------------------------------------------------------------------------------------------------------
 7/28/95      6353      1538      1946 10th Ave. North                                                             R)803-448-7901
                                  Myrtle Beach, SC 29577                                                           R)803-448-7904
                                                                                                                   F)803-448-7914
                                                                                                                   D)803-448-7924
---------------------------------------------------------------------------------------------------------------------------------
 7/26/95      6582      1539      95 Mathews Dr Ste A1                                                             R)803-681-7704
                                  Hilton Head Island,                                                              R)803-681-7048
                                  SC 29926
                                                                                                                   F)803-681-3192
                                                                                                                   D)803-681-3729
---------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA
---------------------------------------------------------------------------------------------------------------------------------
   8-Oct      8165      1843      3201 S. Louise Avenue                                                            R)605-361-8020
                                  Sioux Falls, SD 57166                                                            R)605-361-8048
                                                                                                                   F)605-361-8004
                                                                                                                   D)605-361-8242

 2/21/96      6565      1846      1020 La Crosse                                                                   R)605-355-4551
                                  Rapid City, SD 57701                                                             F)605-355-4564
                                                                                                                   D)605-355-4565
---------------------------------------------------------------------------------------------------------------------------------
TENNESSEE
---------------------------------------------------------------------------------------------------------------------------------
MEMPHIS AREA
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
INSTALL               AREA                   EMPLOYEE             EMP.
 DATE                MANAGER                   NAME                ID#
----------------------------------------------------------------------
 2/22/96                                                           2.5


----------------------------------------------------------------------
RHODE ISLAND
----------------------------------------------------------------------
10/25/95                                                           2.5



----------------------------------------------------------------------
SOUTH CAROLINA
----------------------------------------------------------------------
 5/31/95                                                           2.5



----------------------------------------------------------------------
 5/22/95                                                             3



-----------------                             ------------------------
 7/28/95                                                           2.5



----------------------------------------------------------------------
 7/26/95                                                           2.5



----------------------------------------------------------------------
SOUTH DAKOTA
----------------------------------------------------------------------
   8-Oct                                                           2.5



-----------------                             ------------------------
 2/21/96                                                           2.5



----------------------------------------------------------------------
TENNESSEE
----------------------------------------------------------------------
MEMPHIS AREA
----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INSTALL  CLUB  COST                                GENERAL         SHIPPING         DIRECTOR         COMM. CTR
DATE      #    CTR        ADDRESS                  MANAGER        RECEIVING        OPERATIONS           NUMBERS
----------------------------------------------------------------------------------------------------------------------
5/18/95   8292  1512    2150 Covington Pike                                                           R)901-386-8271
                        Memphis, TN  38128                                                            F)901-387-0299
                                                                                                      D)901-387-0142
----------------------------------------------------------------------------------------------------------------------
5/17/95   8258  1511    1805 Getwell Rd.                                                              R)901-743-4775
                        Memphis, TN 38111                                                             F)901-744-3340
                                                                                                      D)901-744-7660
----------------------------------------------------------------------------------------------------------------------
NASHVILLE AREA
----------------------------------------------------------------------------------------------------------------------
5/30/95   8257  1501    2240 Gallatin Pike North                                                      R)615-859-3352
                        Madison, TN 37118                                                             F)615-859-3599
                                                                                                      D)615-859-3973
----------------------------------------------------------------------------------------------------------------------
7/14/95   6501  1504    125 John R. Rice Blvd.                                                        R)615-896-6359
                        Murfreesboro, TN 37129                                                        F)615-896-6580
                                                                                                      D)615-896-6484
----------------------------------------------------------------------------------------------------------------------
7/12/95   8294  1502    1300 Antioch Pike                                                             R)615-781-2142
                        Nashville, TN 37211                                                           F)615-781-2406
                                                                                                      D)615-781-2608
----------------------------------------------------------------------------------------------------------------------
7/13/95   6447  1503    615 Old Hickory                                                               R)615-352-3094
                        Nashville, TN  37209                                                          F)615-352-0394
                                                                                                      D)615-352-6108
----------------------------------------------------------------------------------------------------------------------
10/30/95  8256  1505    301 Walker Spring Rd                                                          R)615-690-4119
                        Knoxville, TN  37923                                                          F)615-690-4425
                                                                                                      D)615-690-4549
----------------------------------------------------------------------------------------------------------------------
10/29/95  8112  1506    6401 Lee Hwy                                                                  F)423-499-2645
                        Chattanooga, TN 37421                                                         D)423-499-6237
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------
INSTALL      AREA                     EMPLOYEE           EMP.
DATE       MANAGER                     NAME              ID#
--------------------------------------------------------------
5/18/95                                                 2.5



---------------------------------------------------------------
5/17/95                                                  2.5



--------------------------------------------------------------
NASHVILLE AREA
--------------------------------------------------------------
5/30/95                                                  2.5

--------------------------------------------------------------
7/14/95                                                  2.5


--------------------------------------------------------------
7/12/95                                                  2.5

--------------------------------------------------------------
7/13/95                                                  2.5


--------------------------------------------------------------
10/30/95                                                 2.5

--------------------------------------------------------------
10/29/95                                                 2.5
--------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING      DIRECTOR    COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING     OPERATIONS    NUMBERS
------------------------------------------------------------------------------------------------------------------------
                                                                                                        D)915-390-1215
------------------------------------------------------------------------------------------------------------------------
UTAH
------------------------------------------------------------------------------------------------------------------------
SALT LAKE CITY  AREA
------------------------------------------------------------------------------------------------------------------------
4/24/95       6682      1413   1055 W. Hillfield                                                        R)801-497-0544
                               Layton, UT 84041                                                         F)801-497-9549
                                                                                                        D)801-497-0944
------------------------------------------------------------------------------------------------------------------------
4/25/95       6683      1414   6525 S. State St.                                                        R)801-281-3310
                               Murray, UT  84107                                                        F)801-281-3372
                                                                                                        D)801-281-3414
------------------------------------------------------------------------------------------------------------------------
4/27/95       6684      1416   3421 Wall Ave                                                            R)801-394-9115
                               Ogden, UT  84401                                                         F)801-394-9118
                                                                                                        D)801-934-9066
------------------------------------------------------------------------------------------------------------------------
4/26/95       6685      1415   1313 University Ave                                                      R)801-375-8520
                               Provo, UT  84601                                                         F)801-375-0302
                                                                                                        D)801-375-3415
------------------------------------------------------------------------------------------------------------------------
4/23/95       6686      1412   3280 S 900 West                                                          R)801-977-1120
                               Salt Lake City, UT 84119                                                 F)801-977-3713
                                                                                                        D)801-977-3752
------------------------------------------------------------------------------------------------------------------------
VIRGINIA
------------------------------------------------------------------------------------------------------------------------
7/26/95       6371      1795   14050 Worth Ave                                                          R)703-491-0204
                               Woodbridge, VA 22192                                                     R)703-491-0310
                                                                                                        F)703-491-0409
                                                                                                        D)703-491-8618
------------------------------------------------------------------------------------------------------------------------
HOLD          8220      1798   1455 Town Square Blvd.                                                   R)703-563-3080
                               Roanoke, VA   24012                                                      F)703-563-3082
                                                                                                        D)703-563-3079
------------------------------------------------------------------------------------------------------------------------
9/20/95       6343      1799   9440 W. Broad Street                                                     R)804-346-9169
                               Richmond, VA 23294                                                       F)804-346-9034
                                                                                                        D)804-346-9541

------------------------------------------------------------------------------------------------------------------------
9/21/95       6354      1784   901 Wal-Mart Way                                                         R)804-378-2858
                               Midlothian, VA 23113                                                     F)804-378-3359
                                                                                                        D)804-378-3384
                                                                                                        H)804-272-4563
------------------------------------------------------------------------------------------------------------------------
10/3/95       6569      1783   601 Commerce Drive         Steve Havlin                                  R)540-322-2667

-------------------------------------------------------------------
INSTALL            AREA                 EMPLOYEE            EMP.
 DATE             MANAGER                 NAME               ID#
-------------------------------------------------------------------

-------------------------------------------------------------------
UTAH
-------------------------------------------------------------------
SALT LAKE CITY AREA
-------------------------------------------------------------------
4/24/95                                                      2.5



-------------------------------------------------------------------
4/25/95                                                      2.5



--------------                        ----------------------------
4/27/95                                                      2.5


-------------------------------------------------------------------
4/26/95                                                      2.5


-------------------------------------------------------------------
4/23/95                                                      2.5


-------------------------------------------------------------------
VIRGINIA
-------------------------------------------------------------------
 7/26/95                                                     2.5


               F)410-288-5181
-------------------------------------------------------------------
 HOLD                                                        2.5

-------------------------------------------------------------------
 9/20/95                                                     2.5



--------------                           --------------------------
  9/21/95                                                    2.5



-------------------------------------------------------------------
  10/3/95                                                    2.5

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
                                Bluefield, VA  24605                                                            F)540-322-4530
                                                                                                                D)540-326-3649
-------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA
-------------------------------------------------------------------------------------------------------------------------------
 0/30/95      6457     1772     2500 Mountaineer Blvd.                                                          R)304-746-0328
                                Charleston, WV 25309                                                            F)304-746-0361
                                                                                                                D)304-746-0363

-------------------------------------------------------------------------------------------------------------------------------
 0/31/95      6373     1771     1100 Grand Central Ave                                                          R)304-295-3254
                                Vienna, WV 26105                                                                F)304-295-3295
                                                                                                                D)304-295-4182
-------------------------------------------------------------------------------------------------------------------------------
 11/1/95      8189     1770     #1 Tygart Valley Mall                                                           R)304-368-0526
                                Fairmont, WV 26554                                                              F)304-368-0649
                                                                                                                D)304-368-0736
-------------------------------------------------------------------------------------------------------------------------------
WASHINGTON
-------------------------------------------------------------------------------------------------------------------------------
  8/9/95      6687     1931     13550 Aurora Ave                                                                R)206-362-2380
                                Seattle, WA 98133                                                               R)206-362-2267
                                                                                                                F)206-362-3835
                                                                                                                D)206-362-3820
-------------------------------------------------------------------------------------------------------------------------------
 8/10/95      6688     1932     3900 20th St E                                                                  R)206-922-4240
                                Fife, WA  98424                                                                 R)206-922-4242
                                                                                                                F)206-922-4243
                                                                                                                D)206-922-4244
-------------------------------------------------------------------------------------------------------------------------------
WISCONSIN
-------------------------------------------------------------------------------------------------------------------------------
MILWAUKEE AREA
-------------------------------------------------------------------------------------------------------------------------------
 6/22/95      8167     1892     6705 S. 27th St                                                                 R)414-761-8232
                                Franklin, WI 53132                                                              F)414-761-8235
                                                                                                                D)414-761-8236

-------------------------------------------------------------------------------------------------------------------------------
 6/28/95      8255     1896     7050 Watts Rd                                                                   R)608-277-8614
                                Madison, WI 53717                                                               F)608-277-8633
                                                                                                                D)608-277-8636
-------------------------------------------------------------------------------------------------------------------------------
 9/21/95      6324     1893     7701 West Calumet Rd                                                            R)414-357-8567
                                Milwaukee, WI 53223                                                             F)414-357-9376
                                                                                                                D)414-357-9438
-------------------------------------------------------------------------------------------------------------------------------
 6/27/95      6331     1895     6200 Regency West Dr.                                                           R)414-598-0366
                                Racine, WI 53406                                                                F)414-598-0491

----------------------------------------------------------------
INSTALL            AREA                  EMPLOYEE          EMP.
 DATE             MANAGER                  NAME            ID#
----------------------------------------------------------------


----------------------------------------------------------------
WEST VIRGINIA
----------------------------------------------------------------
 0/30/95                                                   2.5



----------------------------------------------------------------
 0/31/95                                                   2.5


----------------------------------------------------------------
 11/1/95                                                   2.5


----------------------------------------------------------------
WASHINGTON
----------------------------------------------------------------
  8/9/95                                                   2.5


--------------                        --------------------------
 8/10/95                                                   2.5



----------------------------------------------------------------
WISCONSIN
----------------------------------------------------------------
MILWAUKEE AREA
----------------------------------------------------------------
 6/22/95                                                   2.5




--------------                        --------------------------
 6/28/95                                                   2.5


----------------------------------------------------------------
 9/21/95                                                   2.5


----------------------------------------------------------------
 6/27/95                                                   2.5


---------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                 GENERAL          SHIPPING      DIRECTOR          COMM. CTR
 DATE          #        CTR           ADDRESS                MANAGER         RECEIVING     OPERATIONS          NUMBERS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             D)414-598-0492
---------------------------------------------------------------------------------------------------------------------------
6/21/95       8164      1891       600 N. Springdale Rd                                                      R)414-798-9726
                                   Waukesha, WI 53186                                                        F)414-798-9806
                                                                                                             D)414-798-0187
---------------------------------------------------------------------------------------------------------------------------
6/26/95       6303      1894       801 S. 60th St                                                            R)414-453-8073
                                   West Allis, WI 53214                                                      F)414-453-8469
                                                                                                             D)414-453-8476
---------------------------------------------------------------------------------------------------------------------------
10/15/95      8149      1888       2470 W. Mason                                                             R)414-497-9655
                                   Green Bay, WI  54303                                                      F)414-497-9367
                                                                                                             D)414-497-9644
---------------------------------------------------------------------------------------------------------------------------
10/16/95      6321      1889       4895 Integrity Way                                                        R)414-731-9499
                                   Appleton, WI  54915                                                       F)414-731-0798
                                                                                                             D)414-731-1288
---------------------------------------------------------------------------------------------------------------------------
10/17/95      6535      1886       4000 Rib Mountain Drive                                                   P)715-355-6816
                                                                                                             F)715-355-7054
                                   Wausau, WI  54401                                                         D)715-355-6912
---------------------------------------------------------------------------------------------------------------------------
9/22/95       8185      1887       4001 Gateway Drive                                                        R)715-839-9594
                                   Eau Claire, WI  54701                                                     F)715-839-9860
                                                                                                             D)715-839-9867
---------------------------------------------------------------------------------------------------------------------------
          WYOMING
---------------------------------------------------------------------------------------------------------------------------
6/27/95       6425      6494       4600 East 2nd St                                                          R)307-237-1667
                                   Casper WY, 82604                                                          R)307-237-1668
                                                                                                             F)307-237-1671
                                                                                                             D)307-237-1672
---------------------------------------------------------------------------------------------------------------------------
10/12/95      6430      1837       1948 Dell Range Rd                                                        R)307-638-7610
                                   Cheyenne wy,82009                                                         R)307-638-7792
                                                                                                             F)307-638-7794
                                                                                                             D)307-638-7796
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
INSTALL            AREA            EMPLOYEE              EMP.
 DATE             MANAGER            NAME                 ID#
--------------------------------------------------------------
6/21/95                                                   2.5


--------------------------------------------------------------
6/26/95                                                   2.5


--------------------------------------------------------------
10/15/95                                                  2.5

--------------------------------------------------------------
10/16/95                                                  2.5

--------------------------------------------------------------
10/17/95                                                  2.5

--------------------------------------------------------------
9/22/95                                                   2.5


--------------------------------------------------------------
WYOMING
--------------------------------------------------------------
6/27/95                                                   2.5






--------------------------------------------------------------
10/12/95                                                  2.5




--------------------------------------------------------------

                                  Schedule 2

                            Jurisdictions for Filing
                          UCC-1 Financing Statements
                          --------------------------


Secretary of State of Texas
Secretary of State of Alabama
Secretary of State of Arizona
Secretary of State of California
Department of State of Florida
Fulton County, Georgia
Secretary of State of Illinois
Secretary of State of Indiana
Secretary of State of Iowa
Secretary of State of Kansas
Secretary of State of Kentucky
Orleans Parish, Louisiana
Secretary of State of Maine
Maryland State Department of Assessments and Taxation
Secretary of State of Massachusetts
Secretary of State of Michigan
Secretary of State of Minnesota
Secretary of State of Missouri
Clay County, Missouri
Jackson County, Missouri
Secretary of State of Nevada
Secretary of State of New Hampshire
Secretary of State of New Jersey
Secretary of State of New York
Onondaga County, New York
Secretary of State of Ohio
Oklahoma County, Oklahoma
Secretary of State of Pennsylvania
Secretary of State of South Carolina
Secretary of State of Tennessee
Division of Corporations and Commercial Code of Utah
State Corporation Commission of Virginia
Secretary of State of Wisconsin

SCHEDULE 2, Jurisdictions for Filing UCC-1 Financing Statements - Solo Page

                                  SCHEDULE 3

                       ADDITIONAL NAMES AND TRADE NAMES
                       --------------------------------


NATIONAL AUTO CELLULAR
COMMUNICATION CENTER
CELLULAR COMMUNICATION CENTER
NAC COMMUNICATION CENTER
P.C. CELLULAR
CELLSTAR COMMUNICATION CENTER
CELLULAR ACCESSORIES
TELSTAR COMMUNICATIONS
C-MART
CELLSTAR WEST





SCHEDULE 3, Additional Names and Trade Names - Solo Page

                                    ANNEX 4

                   Exhibit "E-2" (Parent Security Agreement)
                   -----------------------------------------

                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------


     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") dated as of July 31, 1996, is by and between CELLSTAR CORPORATION, a Delaware corporation (the "Debtor"), whose address is 1730 Briercroft, Carrollton, Texas 75006, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and, collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent"), whose address is 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197.

                                R E C I T A L S:
                                - - - - - - - -

     A. National Auto Center, Inc., a Texas corporation (the "Borrower"), the Debtor, the Agent and the Banks heretofore entered into that certain Loan Agreement dated as of November 9, 1994, as amended by that certain First Amendment to Loan Agreement dated as of February 28, 1995, and as further amended by that certain Second Amendment to Loan Agreement dated as of June 28, 1995 (such Loan Agreement, as amended, being hereinafter referred to as the "Original Loan Agreement").

     B. Pursuant to the Original Loan Agreement, certain of the Banks made loans to Borrower (the existing indebtedness of Borrower to such Banks under the Original Loan Agreement being hereinafter referred to as the "Existing Indebtedness").

     C. Pursuant to the Original Loan Agreement, Debtor executed and delivered to the Agent that certain Security Agreement dated as of November 9, 1994 (the "Original Security Agreement"), granting a security interest in the Collateral to the Agent to secure the Existing Indebtedness.

     D. The Borrower, the Debtor, the Agent and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement"), pursuant to which, among other things, (i) the Original Loan Agreement was amended and restated in its entirety, and (ii) the Existing Indebtedness was renewed, extended, modified and rearranged, but not extinguished.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 1

     E. Pursuant to that Loan Agreement, the Debtor executed and delivered to the Agent that certain Amended and Restated Security Agreement dated as of July 20, 1995 (the "Existing Security Agreement"), pursuant to which the Original Security Agreement was amended and restated in its entirety.

     F. Concurrently herewith, the Debtor, the Parent, the Banks and the Agent are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

     G. The parties hereto now desire to amend the Existing Security Agreement as hereinafter provided and have agreed, for purposes of clarity and ease of administration, to carry out the agreed upon amendments by amending the pertinent provisions of the Existing Security Agreement and then restating the Existing Security Agreement in its entirety by means of this Agreement.

     H. The Agent and the Banks have conditioned their obligations under the Loan Agreement and the effectiveness of the Second Amendment on the execution and delivery by the Debtor of this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, and the Existing Security Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  As used in this Agreement, the following terms
                  -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in
           --------
     Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
     (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "BNP Collateral" means the Sam's Collateral, except proceeds of
           --------------
     Inventory (including pagers), pager customer lists and Accounts.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 2

          "Chattel Paper" means any "chattel paper", as such term is
           -------------
     defined in Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by the Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------
     Agreement.

          "Document" means any "document", as such term is defined in
           --------
     Section 9.105(a)(6) of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

          "Equipment" means any "equipment", as such term is defined in
           ---------
     Section 9.109(2) of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such
           -------------------
     term is defined in Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions, (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs, (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit, (d) all rights of the Debtor to payment under letters of credit and similar agreements,
     (e) all tax refunds and tax refund claims of the Debtor, (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, (g) all rights and claims of the Debtor under warranties and indemnities, and (h) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by the Debtor, other than stock and other securities.

          "Inventory" means any "inventory", as such term is defined in
           ---------
     Section 9.109(4) of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
     (a) all goods and other personal property of

AMENDED AND RESTATED SECURITY AGREEMENT - Page 3 the Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor, (c) all wrapping, packaging, advertising, and shipping materials of the Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor, and (e) all Documents evidencing any of the foregoing.

          "Letter of Intent" means that certain letter of intent dated May
           ----------------
     6, 1996, among the Borrower, the Debtor, CellStar, Ltd. and the Buyer named therein.

          "Obligations" means:
           -----------

               (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those certain Promissory Notes of even date herewith, executed by Borrower and payable to the order of the Banks in the aggregate principal amount of $90,000,000.00;

               (b) the indebtedness, liabilities and obligations of the Debtor to the Agent and the Banks under that certain Amended and Restated Guaranty dated as of July 20, 1995, executed by Debtor in favor of the Agent and the Banks;

               (c) the "Obligations", as such term is defined in the Loan Agreement;

               (d) all future Advances by the Agent or any Bank to Borrower and Debtor, or either of them;

               (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

               (f) all other obligations, indebtedness and liabilities of Borrower and Debtor, or either of them, to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

               (g) all extensions, renewals and modifications of any of the foregoing.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 4

          "Permitted Liens" means (a) the security interests granted
           ---------------
     hereby, (b) Liens expressly permitted by Section 10.2 of the Loan Agreement, and (c) the Lien of BNP in the BNP Collateral securing the BNP Term Loan.

          "Proceeds" means any "proceeds", as such term is defined in
           --------
     Section 9.306 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Sam's Collateral" means any contract or agreement which exists
           ----------------
     or may exist with respect to the sale or other transfer of the Sam's Operations, including without limitation any contract or agreement which arises as a result of or in connection with the Letter of Intent, together with all proceeds from any sale or transfer pursuant to such contract or agreement.

          "UCC" means the Uniform Commercial Code as in effect in the State
           ---
     of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2    Terms Defined in Loan Agreement. All capitalized terms used
                    -------------------------------
and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

                                   ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1    Security Interest.  As collateral security for the prompt
                    -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants, and ratifies and confirms the prior grant made pursuant to the Original Security Agreement and the Existing Security Agreement, to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Chattel Paper;

AMENDED AND RESTATED SECURITY AGREEMENT - Page 5

          (c)  all Instruments;

          (d)  all General Intangibles;

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment;

          (h) without in any way limiting the foregoing, the Sam's Collateral;
and

          (i) all Proceeds and products of any or all of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of the Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable law but is otherwise limited by that prohibition.

     Section 2.2    Renewal of Obligations and Liens.  The parties hereto
                    --------------------------------
acknowledge and agree that (i) the Obligations are in part in renewal, extension, modification and rearrangement of, but not extinguishment of, the Existing Indebtedness, and (ii) the Existing Indebtedness is secured by liens and security interests granted by the Debtor pursuant to the Original Security Agreement and the Existing Security Agreement, which liens and security interests are not extinguished or released, but instead are hereby renewed, extended, carried forward and continued in accordance with the terms of this Agreement.

     Section 2.3    Debtor Remains Liable.  Notwithstanding anything to the
                    ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 6

                                 ARTICLE III

                         Representations and Warranties
                         ------------------------------

     To induce the Agent to enter into this Agreement and the Agent and the Banks to enter into the Loan Agreement, the Debtor represents and warrants to the Agent that:

     Section 3.1  Title.  The Debtor is, and with respect to Collateral acquired
                  -----
after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2  Accounts.  Unless the Debtor has given the Agent written
                  --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a)each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3  Financing Statements.  No financing statement, security
                  --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to the Original Security Agreement, the Existing Security Agreement, this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, the Debtor has not within the past five (5) years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4  Principal Place of Business. The principal place of business
                  ---------------------------
and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

     Section 3.5  Location of Collateral. All Inventory and Equipment of the
                  ----------------------
Debtor is located at the places specified on Schedule 1 hereto. The Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper have been delivered to the Agent.

     Section 3.6  Perfection. This Agreement creates a security interest in the
                  ----------
Collateral, and ratifies and confirms the existing security interest granted pursuant to the Original Security Agreement and the Existing Security Agreement, in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2 attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of the

AMENDED AND RESTATED SECURITY AGREEMENT - Page 7

Debtor, the security interest in favor of the Agent created herein is and will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except the Permitted Liens.

     Section 3.7  Benefit to Debtor. The value of the consideration received and
                  -----------------
to be received by the Debtor as a result of the Borrower, the Debtor, the Agent and the Banks entering into the Loan Agreement and the Second Amendment and the Debtor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Debtor hereunder, and such liability and obligation and the Borrower's entering into the Loan Agreement and the Second Amendment have benefited and may reasonably be expected to benefit the Debtor directly and indirectly.

                                   ARTICLE IV

                                   Covenants
                                   ---------

     The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1  Encumbrances. The Debtor shall not create, permit, or suffer
                  ------------
to exist, and shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 4.2  Modification of Accounts. The Debtor shall, in accordance with
                  ------------------------
prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above, (d) allow any credit or discount for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.

     Section 4.3  Disposition of Collateral. The Debtor shall not sell, lease,
                  -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Loan Agreement.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 8

     Section 4.4   Further Assurances. At any time and from time to time, upon
                   ------------------
the request of the Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5   Risk of Loss; Insurance. The Debtor shall be responsible for
                   -----------------------
any loss or damage to the Collateral. The Debtor shall, at is own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks, and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtor shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtor shall reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received thirty (30) days prior written notice thereof. The Debtor shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6   Inspection Rights. The Debtor shall permit the Agent, each
                   -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

     Section 4.7   Mortgagee's and Landlord's Agreements. With respect to each
                   -------------------------------------
location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, the Debtor shall cause each mortgagee of real property owned by the Debtor and each landlord of

AMENDED AND RESTATED SECURITY AGREEMENT - Page 9 real property leased by the Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"). After the date hereof, Debtor shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

     Section 4.8   Corporate Changes. The Debtor shall not change its name,
                   -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9   Books and Records; Information.  The Debtor shall keep
                   ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and the Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 4.10  Equipment and Inventory.
                   -----------------------

          (a) The Debtor shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or, upon thirty (30) days prior written notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

          (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11  Warehouse Receipts Non-Negotiable.  The Debtor agrees that
                   ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of

AMENDED AND RESTATED SECURITY AGREEMENT - Page 10 the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12  Notification.  The Debtor shall promptly, and in any event
                   ------------
within five (5) days after the Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13  Collection of Accounts.  Except as otherwise provided in
                   ----------------------
this Section, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Agent's direction, shall take) such actions as the Debtor or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtor shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent, for the pro rata benefit of the Banks (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may each elect in their absolute discretion, or (ii) be deposited to the credit of Debtor and held as collateral for the Obligations or permitted to be used by Debtor in the ordinary course of its business.

                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1   Power of Attorney.  The Debtor hereby irrevocably
                   -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the

AMENDED AND RESTATED SECURITY AGREEMENT - Page 11

Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor, and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral;
     (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise

AMENDED AND RESTATED SECURITY AGREEMENT - Page 12 change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Debtor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken, provided that any failure by the Agent to so notify Debtor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2  Setoff; Property Held by the Agent and the Banks.  If an
                  ------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to the Debtor whether or not the Obligations are then due. As additional security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of the Debtor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to the Debtor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

     Section 5.3  Performance by the Agent.  If the Debtor shall fail to
                  ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default

AMENDED AND RESTATED SECURITY AGREEMENT - Page 13

Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 5.4  Subrogation.  If any of the Obligations are given in renewal
                  -----------
or extension or applied toward the payment of indebtedness secured by any Lien, the Agent and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5  Agent's Duty of Care.  Other than the exercise of reasonable
                  --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Debtor, and no refusal by the Agent to comply with any such request by Debtor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE VI

                                    Default
                                    -------

     Section 6.1  Rights and Remedies.  If an Event of Default shall have
                  -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption

AMENDED AND RESTATED SECURITY AGREEMENT - Page 14 is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to the Debtor and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent or any Bank in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent and the Banks may apply the Collateral against the Obligations in such order and manner as they may elect in their absolute discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1  No Waiver; Cumulative Remedies.  No failure on the part of
                  ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights

AMENDED AND RESTATED SECURITY AGREEMENT - Page 15 and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.2  Successors and Assigns.  This Agreement shall be binding
                  ----------------------
upon and inure to the benefit of the Debtor and the Agent and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 7.3  ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS
                  --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control.

     Section 7.4  Notices.  All notices and other communications provided for
                  -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.5  GOVERNING LAW; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND
                  --------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.6  Headings. The headings, captions, and arrangements used in
                  --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.7  Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 16

     Section 7.8  Waiver of Bond.  In the event the Agent seeks to take
                  --------------
possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.9  Severability.  Any provision of this Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.10 Termination.  If all of the Obligations shall have been paid
                  -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.11 WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                  --------------------
APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTOR:
                              ------

                              CELLSTAR CORPORATION


                              By:____________________________________________
                                 Alan H. Goldfield
                                 Chairman and
                                 Chief Executive Officer

AMENDED AND RESTATED SECURITY AGREEMENT - Page 17

                              Address for Notices:

                              1730 Briercroft
                              Carrollton, Texas   75006
                              Fax No.:  (214) 466-0288
                              Telephone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION, as Agent


                              By:__________________________________________
                                 J. Kevin Kelty
                                 Senior Vice President

                              Address for Notices:

                              2200 Ross Avenue
                              Post Office Box 660197
                              Dallas, Texas   75266-0197
                              Fax No.:  (214) 965-2997
                              Telephone No.:  (214) 965-2705
                              Attention:  Allen K. King

AMENDED AND RESTATED SECURITY AGREEMENT - Page 18

                                   Schedule 1

                      Location of Inventory and Equipment
                      -----------------------------------

                      Locations of Inventory and Equipment
                      ------------------------------------
            having an aggregate Inventory value of $100,000 or more
            -------------------------------------------------------



                                      NONE



                      Locations of Inventory and Equipment
                      ------------------------------------
           having an aggregate Inventory value of less than $100,000
           ---------------------------------------------------------



                                      NONE




SCHEDULE 1, Location of Inventory and Equipment - Solo Page

                                   Schedule 2

                            Jurisdictions for Filing
                           UCC-1 Financing Statements
                           --------------------------


Secretary of State of Texas
Department of State of Florida
Secretary of State of Kansas
Secretary of State of Maine
Secretary of State of California
Secretary of State of Missouri
Clay County, Missouri
Jackson County, Missouri
Secretary of State of Illinois
Secretary of State of Michigan
Secretary of State of New York
Onondaga County, New York

SCHEDULE 2, Jurisdictions for
Filing UCC-1 Financing Statements - Solo Page

                                  SCHEDULE 3

                        TRADE NAMES AND PREVIOUS NAMES
                        ------------------------------


                                     NONE




SCHEDULE 3, Additional Names
and Trade Names - Solo Page

                                    ANNEX 5

                Exhibit "E-3" (Partnership Security Agreements)
                -----------------------------------------------

                 AMENDED AND RESTATED SECURITY AGREEMENT
                 ---------------------------------------


     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") dated as of July 31, 1996, is by and between CELLSTAR, LTD., a Texas limited partnership (the "Debtor"), whose address is 1730 Briercroft, Carrollton, Texas 75006, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and, collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent"), whose address is 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197.

                             R E C I T A L S:
                             - - - - - - - -

     A. National Auto Center, Inc., a Texas corporation (the "Borrower"), CellStar Corporation, a Delaware corporation (the "Parent"), the Agent and the Banks heretofore entered into that certain Loan Agreement dated as of November 9, 1994, as amended by that certain First Amendment to Loan Agreement dated as of February 28, 1995, and as further amended by that certain Second Amendment to Loan Agreement dated as of June 28, 1995 (such Loan Agreement, as amended, being hereinafter referred to as the "Original Loan Agreement").

     B. Pursuant to the Original Loan Agreement, certain of the Banks made loans to Borrower (the existing indebtedness of Borrower to such Banks under the Original Loan Agreement being hereinafter referred to as the "Existing Indebtedness").

     C. Pursuant to the Original Loan Agreement, Debtor executed and delivered to the Agent that certain Security Agreement dated as of February 28, 1995 (the "Original Security Agreement"), granting a security interest in the Collateral to the Agent to secure the Existing Indebtedness.

     D. The Borrower, the Parent, the Banks and the Agent are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement"), pursuant to which, among other things, (i) the Original Loan Agreement was amended and restated in its entirety, and (ii) the Existing Indebtedness was renewed, extended, modified and rearranged, but not extinguished.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 1

     E. Pursuant to the Loan Agreement, the Debtor executed and delivered to the Agent that certain Amended and Restated Security Agreement dated as of July 20, 1995 (the "Existing Security Agreement"), pursuant to which the Original Security Agreement was amended and restated in its entirety.

     F. Concurrently herewith, the Borrower, the Parent, the Banks and the Agent are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

     G. The parties hereto now desire to amend the Existing Security Agreement as hereinafter provided and have agreed, for purposes of clarity and ease of administration, to carry out the agreed upon amendments by amending the pertinent provisions of the Existing Security Agreement and then restating the Existing Security Agreement in its entirety by means of this Agreement.

     H. The Agent and the Banks have conditioned their obligations under the Loan Agreement and the effectiveness of the Second Amendment on the execution and delivery by the Debtor of this Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows, and the Existing Security Agreement is hereby amended and restated in its entirety as follows:

                                ARTICLE I

                               Definitions
                               -----------

     Section 1.1  Definitions.  As used in this Agreement, the following terms
                  -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in
           --------
     Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
     (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "BNP Collateral" means the Sam's Collateral, except proceeds of
           --------------
     Inventory (including pagers), pager customer lists and Accounts.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 2

          "Chattel Paper" means any "chattel paper", as such term is
           -------------
     defined in Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by the Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------
     Agreement.

          "Document" means any "document", as such term is defined in
           --------
     Section 9.105(a)(6) of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

          "Equipment" means any "equipment", as such term is defined in
           ---------
     Section 9.109(2) of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto, provided that the Equipment shall not include the FIBOT Collateral so long as FIBOT has a prior perfected security interest therein.

          "General Intangibles" means any "general intangibles", as such
           -------------------
     term is defined in Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions, (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs, (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit, (d) all rights of the Debtor to payment under letters of credit and similar agreements,
     (e) all tax refunds and tax refund claims of the Debtor, (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, (g) all rights and claims of the Debtor under warranties and indemnities, and (h) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by the Debtor.

          "Inventory" means any "inventory", as such term is defined in
           ---------
     Section 9.109(4) of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
     (a) all goods and other personal property of

AMENDED AND RESTATED SECURITY AGREEMENT - Page 3 the Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor, (c) all wrapping, packaging, advertising, and shipping materials of the Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor, and (e) all Documents evidencing any of the foregoing.

          "Letter of Intent" means that certain letter of intent dated May
           ----------------
     6, 1996, among the Debtor, the Parent, CellStar, Ltd. and the Buyer named therein.

          "Obligations" means:
           -----------

               (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those certain Promissory Notes of even date herewith, executed by Borrower and payable to the order of the Banks in the aggregate principal amount of $90,000,000.00;

               (b) the indebtedness, liabilities and obligations of the Debtor to the Agent and the Banks under that certain Amended and Restated Guaranty dated as of July 20, 1995, executed by Debtor in favor of the Agent and the Banks;

               (c) the "Obligations", as such term is defined in the Loan Agreement;

               (d) all future Advances by the Agent or any Bank to Borrower and Debtor, or either of them;

               (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

               (f) all other obligations, indebtedness and liabilities of Borrower and Debtor, or either of them, to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

               (g) all extensions, renewals and modifications of any of the foregoing.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 4

          "Permitted Liens" means (a) the security interests granted
           ---------------
     hereby, (b) Liens expressly permitted by Section 10.2 of the Loan Agreement, and (c) the Lien of BNP in the BNP Collateral securing the BNP Term Loan.

          "Proceeds" means any "proceeds", as such term is defined in
           --------
     Section 9.306 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Sam's Collateral" means any contract or agreement which exists
           ----------------
     or may exist with respect to the sale or other transfer of the Sam's Operations, including without limitation any contract or agreement which arises as a result of or in connection with the Letter of Intent, together with all proceeds from any sale or transfer pursuant to such contract or agreement.

          "UCC" means the Uniform Commercial Code as in effect in the State
           ---
     of Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2  Terms Defined in Loan Agreement. All capitalized terms
                  -------------------------------
     used and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

                                ARTICLE II

                            Security Interest
                            -----------------

     Section 2.1   Security Interest.  As collateral security for the prompt
                   -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants, and ratifies and confirms the prior grant made pursuant to the Original Security Agreement and the Existing Security Agreement, to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Chattel Paper;

AMENDED AND RESTATED SECURITY AGREEMENT - Page 5

          (c)  all Instruments;

          (d)  all General Intangibles;

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment;

          (h) without in any way limiting the foregoing, the Sam's Collateral;
              and

          (i)  all Proceeds and products of any or all of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of the Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable law but is otherwise limited by that prohibition.

     Section 2.2   Renewal of Obligations and Liens.  The parties hereto
                   --------------------------------
acknowledge and agree that (i) the Obligations are in part in renewal, extension, modification and rearrangement of, but not extinguishment of, the Existing Indebtedness, and (ii) the Existing Indebtedness is secured by liens and security interests granted by Debtor pursuant to the Original Security Agreement and the Existing Security Agreement, which liens and security interests are not extinguished or released, but instead are hereby renewed, extended, carried forward and continued in accordance with the terms of this Agreement.

     Section 2.3   Debtor Remains Liable.  Notwithstanding anything to the
                   ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 6

                               ARTICLE III

                      Representations and Warranties
                      ------------------------------

     The Debtor represents and warrants to the Agent that:

     Section 3.1   Title.  The Debtor is, and with respect to Collateral
                   -----
acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2   Accounts.  Unless the Debtor has given the Agent written
                   --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3   Financing Statements.  No financing statement, security
                   --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to the Original Security Agreement, the Existing Security Agreement, this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, the Debtor has not within the past five (5) years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4   Principal Place of Business.  The principal place of
                   ---------------------------
business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

     Section 3.5   Location of Collateral.  All Inventory and Equipment of the
                   ----------------------
Debtor is located at the places specified on Schedule 1 hereto. The Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper have been delivered to the Agent.

     Section 3.6   Perfection.  This Agreement creates a security interest in
                   ----------
the Collateral, and ratifies and confirms the existing security interest granted pursuant to the Original Security Agreement and the Existing Security Agreement, in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2 attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of the Debtor, the security interest in favor of the Agent created herein is and will constitute a valid and perfected Lien upon and security interest in the Collateral (except Equipment and Inventory

AMENDED AND RESTATED SECURITY AGREEMENT - Page 7 located in jurisdictions where perfection is not required under Section 4.10(a) hereof), subject to no equal or prior Lien, except the Permitted Liens.

     Section 3.7   Benefit to Debtor.  The value of the consideration received
                   -----------------
and to be received by the Debtor as a result of the Borrower, the Parent, the Agent and the Banks entering into the Loan Agreement and the Second Amendment and the Debtor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Debtor hereunder, and such liability and obligation and the Borrower's entering into the Loan Agreement and the Second Amendment have benefited and may reasonably be expected to benefit the Debtor directly and indirectly. Reference is hereby made to the Guaranty of the Debtor for a more complete description of the value and consideration received and to be received by the Debtor in connection with the execution and delivery of this Agreement and such Guaranty.

     Section 3.8   Loan Agreement.  Each and every representation and warranty
                   --------------
contained in the Loan Agreement is true and correct in all respects.

                                ARTICLE IV

                                Covenants
                                ---------

     The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1   Encumbrances.  The Debtor shall not create, permit, or
                   ------------
suffer to exist, and shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 4.2   Modification of Accounts.  The Debtor shall, in accordance
                   ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above,
(d) allow any credit or discount for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.

     Section 4.3   Disposition of Collateral.  The Debtor shall not sell,
                   -------------------------
lease, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the

AMENDED AND RESTATED SECURITY AGREEMENT - Page 8

Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Loan Agreement.

     Section 4.4   Further Assurances.  At any time and from time to time, upon
                   ------------------
the request of the Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5   Risk of Loss; Insurance.  The Debtor shall be responsible
                   -----------------------
for any loss or damage to the Collateral. The Debtor shall, at is own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks, and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtor shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtor shall reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received thirty (30) days prior written notice thereof. The Debtor shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6   Inspection Rights.  The Debtor shall permit the Agent, each
                   -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 9

     Section 4.7   Mortgagee's and Landlord's Agreements. With respect to each
                   -------------------------------------
location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, the Debtor shall cause each mortgagee of real property owned by the Debtor and each landlord of real property leased by the Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"); provided, however, that with
                                             --------  -------
respect to Collateral located at 8728 Westpark Drive, Houston, Texas, Debtor shall exert its best efforts to obtain a Landlord's Agreement, but Debtor's failure to obtain such a Landlord's Agreement with respect to such location shall not cause the Inventory located at such location to be excluded from the Borrowing Base if such Inventory otherwise constitutes Eligible Inventory.
After the date hereof, Debtor shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

     Section 4.8   Corporate and Partnership Changes.  The Debtor shall not
                   ---------------------------------
change its name, identity, or corporate or partnership structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9   Books and Records; Information.  The Debtor shall keep
                   ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and the Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 4.10  Equipment and Inventory.
                   -----------------------

          (a) The Debtor shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or at such other places within the United States of America, provided that with respect to any location of Equipment or Inventory not listed on Schedule 1 hereto,
     (i) if the Inventory located at such location has an aggregate value of $100,000 or more, the Debtor shall have given the Agent thirty (30) days prior written notice of the transfer of Equipment or Inventory to or opening of such location, and all action required to perfect the Agent's security interest in such Equipment and Inventory

AMENDED AND RESTATED SECURITY AGREEMENT - Page 10 with the priority required by this Agreement shall have been taken, (ii) the Debtor shall deliver to the Agent by the twenty-fifth (25th) day of each month a computer listing of all locations of Equipment and Inventory not specified on Schedule 1 hereto or any listing previously delivered hereunder, and (iii) the Debtor shall take or cause to be taken all action necessary to perfect, with the same priority required by this Agreement, the Agent's security interest in all Equipment and Inventory located in each state where the Inventory located in such state has an aggregate value of $100,000 or more.

          (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11  Warehouse Receipts Non-Negotiable.  The Debtor agrees that
                   ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12  Notification.  The Debtor shall promptly, and in any event
                   ------------
within five (5) days after the Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13  Collection of Accounts.  Except as otherwise provided in
                   ----------------------
this Section, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Agent's direction, shall take) such actions as the Debtor or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtor shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent, for the pro rata benefit of the Banks (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver

AMENDED AND RESTATED SECURITY AGREEMENT - Page 11 such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may each elect in their absolute discretion, or (ii) be deposited to the credit of Debtor and held as collateral for the Obligations or permitted to be used by Debtor in the ordinary course of its business.

                                ARTICLE V

                           Rights of the Agent
                           -------------------

     Section 5.1   Power of Attorney.  The Debtor hereby irrevocably
                   -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor, and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for anyand all monies, claims, and other amounts due and to become due at any time in respect of or

AMENDED AND RESTATED SECURITY AGREEMENT - Page 12 arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral;
     (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine;
     (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Debtor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken, provided that any failure by the Agent to so notify Debtor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2 Setoff; Property Held by the Agent and the Banks. If an
                 ------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all

AMENDED AND RESTATED SECURITY AGREEMENT - Page 13 deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to the Debtor whether or not the Obligations are then due. As additional security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of the Debtor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to the Debtor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

     Section 5.3 Performance by the Agent. If the Debtor shall fail to
                 ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 5.4 Subrogation. If any of the Obligations are given in
                 -----------
renewal or extension or applied toward the payment of indebtedness secured by any Lien, the Agent and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5 Agent's Duty of Care. Other than the exercise of
                 --------------------
reasonable care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Debtor, and no refusal by the Agent to comply with any such request by Debtor, shall be deemed to be a failure to exercise reasonable care.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 14

                                ARTICLE VI

                                 Default
                                 -------

     Section 6.1  Rights and Remedies.  If an Event of Default shall have
                  -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to the Debtor and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent or any Bank in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent and the Banks may apply the Collateral against the Obligations in such order and manner as they may elect in their absolute discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 15

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                               ARTICLE VII

                              Miscellaneous
                              -------------

     Section 7.1   Expenses.  The Debtor hereby agrees to pay on demand: (a) all
                   --------
reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     SECTION 7.2 INDEMNIFICATION. THE DEBTOR HEREBY AGREES TO INDEMNIFY THE
                 ---------------
AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION ,

AMENDED AND RESTATED SECURITY AGREEMENT - Page 16

DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR THE DEBTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, THE DEBTOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER THAT NO PERSON TO BE INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 7.3   Limitation of Liability.  None of the Agent, any Bank, or any
                   -----------------------
Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Debtor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Debtor in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Debtor hereby waives, releases, and agrees not to sue the Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 7.4   No Fiduciary Relationship. The relationship between the
                   -------------------------
Debtor and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with the Debtor with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Debtor and any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 17

     Section 7.5   No Waiver Cumulative Remedies. No failure on the part of the
                   -----------------------------
Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.6   Successors and Assigns. This Agreement shall be binding
                   ----------------------
upon and inure to the benefit of the Debtor and the Agent and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 7.7   ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS
                   --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control.

     Section 7.8   Notices. All notices and other communications provided for
                   -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.9   GOVERNING LAW; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY
                   --------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.10  Headings. The headings, captions, and arrangements used
                   --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 18

     Section 7.11  Survival of Representations and Warranties. All
                   ------------------------------------------
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Debtor herein or the right of the Agent or any Bank to rely upon them.

     Section 7.12  Counterparts. This Agreement may be executed in any
                   ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.13  Waiver of Bond. In the event the Agent seeks to take
                   --------------
possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.14  Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.15  Construction.  Debtor and Agent acknowledge that each of them
                   ------------
has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and the Agent.

     Section 7.16  Termination. If all of the Obligations shall have been
                   -----------
paid and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.17  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                   --------------------
APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 19

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                    DEBTOR:
                                    ------

                                    CELLSTAR, LTD.

                                    By:  National Auto Center, Inc.,
                                         general partner


                                         By:_____________________________
                                            Alan H. Goldfield
                                            Chairman and Chief Executive Officer

                                    Address for Notices:

                                    1730 Briercroft
                                    Carrollton, Texas   75006
                                    Fax No.:        (214) 466-0288
                                    Telephone No.:  (214) 466-5000
                                    Attention:      Richard M. Gozia

                                    AGENT:
                                    -----

                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION, as Agent



                                    By:__________________________________
                                       J. Kevin Kelty
                                       Senior Vice President

                                       Address for Notices:

                                       2200 Ross Avenue
                                       Post Office Box 660197
                                       Dallas, Texas   75266-0197
                                       Fax No.:        (214) 965-2997
                                       Telephone No.:  (214) 965-2705
                                       Attention:  Allen K. King

AMENDED AND RESTATED SECURITY AGREEMENT -Page 20

                                  Schedule 1
                      Location of Inventory and Equipment
                      -----------------------------------

                     Locations of Inventory and Equipment
                 having an aggregate value of $100,000 or more
                 ---------------------------------------------

1730 Briercroft Drive                         605 W. Airport Freeway
Carrollton, Texas  75006                      Irving, Texas  75062

1728 Briercroft Drive
Carrollton, Texas  75006

                     Locations of Inventory and Equipment
                having an aggregate value of less than $100,000
                -----------------------------------------------


1711 Briercroft Drive, Suite 127              9222 Burnett Road
Carrollton, Texas  75006                      Austin, Texas  78758

4146 S. Cooper Street
Arlington, Texas  76015

5937 Donnelly
Fort Worth, Texas  76107

4216 LBJ Freeway
Dallas, Texas  75244

512 N. Central
Richardson, Texas  75080

8728 Westpark Drive
Houston, Texas  77063

19750 Gulf Freeway
Webster, Texas  77598

6943 FM 1960 W.
Houston, Texas  77069

404-A Baylor Street (S. Austin)
Austin, Texas  78703

                Sam's Club Locations where Inventory is Located
                -----------------------------------------------

  Sam's Communication Center Schedule for stores located in Texas is attached hereto.



SCHEDULE 1, Location of Inventory and Equipment - Solo Page

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                    GENERAL          SHIPPING          DIRECTOR       COMM. CTR
 DATE          #        CTR             ADDRESS                 MANAGER         RECEIVING         OPERATIONS       NUMBERS
---------------------------------------------------------------------------------------------------------------------------------
TEXAS
--------------------------------------------------------------------------------------------------------------------------------
AUSTIN AREA
--------------------------------------------------------------------------------------------------------------------------------
9/21/94       6453      1352  9700 Capital of Texas                                                              R)512-338-9358
                              Hwy. Austin TX 78759                                                               R)512-338-9359
                                                                                                                 F)512-338-4207
                                                                                                                 D)512-338-4252
--------------------------------------------------------------------------------------------------------------------------------
 9/22/94      8259      1353  5107 1-35 South                                                                    R)512-326-2208
                              Austin, TX 78744                                                                   R)512-326-2209
                                                                                                                 F)512-326-5976
                                                                                                                 D)512-326-3258
--------------------------------------------------------------------------------------------------------------------------------
11/15/95      6338      1354  1405 E. Bypass                                                                     R)409-693-2202
                              College Station, TX 77840                                                          R)409-696-5879
                                                                                                                 F)409-693-0378
                                                                                                                 D)409-693-1339
--------------------------------------------------------------------------------------------------------------------------------
DALLAS AREA
--------------------------------------------------------------------------------------------------------------------------------
6/6/94        6376      1054  4150 Beltline                                                                      R)214-385-1516
                              Addison, TX 75244                                                                  R)214-385-1062
                                                                                                                 F)214-385-0668
                                                                                                                 D)214-385-1461
--------------------------------------------------------------------------------------------------------------------------------
6/5/94        8242      1055  12000 McCree Road                                                                  R)214-343-9405
                              Dallas, TX 75238                                                                   R)214-343-9134
                              (Garland Road)                                                                     F)214-343-8960
                                                                                                                 D)214-385-1461
--------------------------------------------------------------------------------------------------------------------------------
6/10/94       6372      1052  8282 Park Lane                                                                     R)214-739-5255
                              Dallas, TX 75231                                                                   R)214-739-5167
                                                                                                                 F)214-739-5263
                                                                                                                 D)214-739-5302
--------------------------------------------------------------------------------------------------------------------------------
11/19/94      8248      1064  1959 West NW Hwy.                                                                  R)214-869-0806
                              Dallas, Tx  75220                                                                  R)214-869-9370
                                                                                                                 F)214-869-9264
                                                                                                                 D)214-869-9153
--------------------------------------------------------------------------------------------------------------------------------
7/31/94       8282      1056  2900 Wheatland Road                                                                R)214-296-4820
                              Dallas, TX 75247                                                                   R)214-296-5039
                              (Duncanville)                                                                      F)214-296-5630
                                                                                                                 D)214-296-6014
--------------------------------------------------------------------------------------------------------------------------------
5/24/95       8269      1061  2625 W Hwy 303                                                                     R)214-988-1221
                              Grand Prairie, TX 75051                                                            F)214-988-1072
                                                                                                                 D)214-988-1241
--------------------------------------------------------------------------------------------------------------------------------
10/13/94      6381      1058  751 W. Main St.                                                                    R)214-436-3417
                              Lewisville, TX 75067                                                               F)214-436-3519
                                                                                                                 D)214-436-3836
                                                                                                                 M)214-434-3636
--------------------------------------------------------------------------------------------------------------------------------
6/16/94       8299      1057  301 Coit Road                                                                      R)214-596-8484
                              Plano, TX 75075                                                                    R)214-596-4479
                                                                                                                 F)214-596-3680
                                                                                                                 D)214-596-7527
--------------------------------------------------------------------------------------------------------------------------------

INSTALL             AREA                EMPLOYEE           EMP.
 DATE             MANAGER                 NAME              #
---------------------------------------------------------------
TEXAS
---------------------------------------------------------------
AUSTIN AREA
---------------------------------------------------------------
9/21/94                                                     2.5



---------------------------------------------------------------
9/22/94                                                     2.5



---------------------------------------------------------------
11/15/95                                                    2.5


---------------------------------------------------------------
DALLAS AREA
---------------------------------------------------------------
6/6/94                                                      2.5



---------------------------------------------------------------
6/5/94                                                        3



---------------------------------------------------------------
6/10/94                                                     2.5



---------------------------------------------------------------
11/19/94                                                    2.5



---------------------------------------------------------------
7/31/94                                                     2.5


---------------------------------------------------------------
5/24/95


---------------------------------------------------------------
10/13/94                                                    2.5


---------------------------------------------------------------
6/16/94                                                     2.5

---------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                    GENERAL          SHIPPING          DIRECTOR       COMM. CTR
 DATE          #        CTR             ADDRESS                 MANAGER         RECEIVING         OPERATIONS       NUMBERS
---------------------------------------------------------------------------------------------------------------------------------
 6/30/94      8268     1051        7500 Baker Blvd.                                                              R)817-589-0607
                                   Richland Hills, TX 76118                                                      F)817-589-0532
                                                                                                                 D)817-284-7610
---------------------------------------------------------------------------------------------------------------------------------
11/17/94      6350     1062        3333 Hwy. 75 N.                                                               R)903-813-1313
                       ----------------------------------------------------------------------------------------------------------
                                   Sherman, TX 75090                                                             R)903-813-1312
                                                                                                                 F)903-813-1314
                                                                                                                 D)903-813-1315
---------------------------------------------------------------------------------------------------------------------------------
6/1/94        8277     1053        1451 S. Cherry Lane                                                           R)817-246-0487
                                   White Settlement, TX                                                          R)817-246-0687
                                   76108                                                                         F)817-246-0682
                                                                                                                 D)817-246-0564
---------------------------------------------------------------------------------------------------------------------------------
4/16/95       8224     1066        3801 Kell Blvd                                                                R)817-692-9841
                                   Witchita Falls, TX 76308                                                      R)817-692-9796
                                                                                                                 F)817-692-0696
                                                                                                                 D)817-692-0846
---------------------------------------------------------------------------------------------------------------------------------
11/17/95      8295     8295        3610 St. Michael Drive                                                        R)903-831-5944
                                   Texarkana, TX  75503                                                          F)903-831-5853
                                                                                                                 D)903-831-5745
---------------------------------------------------------------------------------------------------------------------------------
 HOUSTON  AREA
---------------------------------------------------------------------------------------------------------------------------------
 1/26/95      8275     1256        1516 IH 10South                                                               R)409-842-9616
                                   Beaumont, TX 77700                                                            F)409-842-6895
                                                                                                                 D)409-842-8104
---------------------------------------------------------------------------------------------------------------------------------
              6421     1255        2000 Westview Blvd                                                            R)409-756-0580
                                   Conroe, TX 77304                                                              F)409-756-0582

---------------------------------------------------------------------------------------------------------------------------------
1/25/94       6465     1258        2827 Dunvale Rd.                                                              R)713-266-0737
                                   Houston, TX. 77063                                                            R)713-266-0917
                                                                                                                 F)713-266-0953
                                                                                                                 D)713-266-5219
---------------------------------------------------------------------------------------------------------------------------------
 9/26/94      8245     1253        325 East Richey Rd.                                                           R)713-443-2640
                                   Houston, TX 77073                                                             F)713-443-8857
                                                                                                                 D)713-443-8452
---------------------------------------------------------------------------------------------------------------------------------
 9/24/94      8244     1251        1101 Fuqua St.                                                                R)713-910-0060
                                   Houston, TX 77089                                                             F)713-910-0191
                                                                                                                 D)713-910-4641
---------------------------------------------------------------------------------------------------------------------------------
 1/23/95      6346     1261        1025 Hwy 6th North                                                            R)713-579-9226
                                   Houston, TX 77079                                                             F)713-579-2761
                                                                                                                 D)713-579-3208
---------------------------------------------------------------------------------------------------------------------------------
 1/22/95      8217     1259        1615 South Loop West                                                          R)713-799-8584

INSTALL             AREA                       EMPLOYEE                EMP.
 DATE             MANAGER                        NAME                   #
------------------------------------------------------------------------------
 6/30/94                                                                  3


------------------------------------------------------------------------------
11/17/94                                                                2.5


------------------------------------------------------------------------------
6/1/94                                                                  2.5


------------------------------------------------------------------------------
4/16/95                                                                   3


------------------------------------------------------------------------------
11/17/95                                                                2.5


------------------------------------------------------------------------------
HOUSTON AREA
------------------------------------------------------------------------------
 1/26/95                                                                2.5
                                                                        2.5


------------------------------------------------------------------------------
1/25/94                                                                 2.5


------------------------------------------------------------------------------
 9/26/94                                                                2.5


------------------------------------------------------------------------------
 9/24/94                                                                2.5



------------------------------------------------------------------------------
 1/23/95                                                                2.5



------------------------------------------------------------------------------
 1/22/95                                                                2.5

----------------------------------------------------------------------------------------------------------------------------------
INSTALL      CLUB      COST                                 GENERAL            SHIPPING          DIRECTOR           COMM. CTR
 DATE         #        CTR           ADDRESS                MANAGER            RECEIVING         OPERATIONS          NUMBERS
----------------------------------------------------------------------------------------------------------------------------------
                                Houston, TX 77045                                                                 F)713-799-8661
                                                                                                                  D)713799-8664
----------------------------------------------------------------------------------------------------------------------------------
1/24/95      8274      1257     12205 West Road                                                                   R)713-890-8991
                                Houston, TX. 77065                                                                F)713-894-6890
                                                                                                                  D)713-894-4023
----------------------------------------------------------------------------------------------------------------------------------
9/27/94      6367      1254     9665 FM 1960 Bypass                                                               R)713-548-0777
                                Humble, TX 77338                                                                  F)713-319-4530
                                                                                                                  D)713-548-1422
----------------------------------------------------------------------------------------------------------------------------------
9/25/94      8246      1252     12002 S.W. Freeway                                                                R)713-240-0606
                                Meadows, TX 77477                                                                 F)713-240-0676
                                                                                                                  D)713-240-3488
----------------------------------------------------------------------------------------------------------------------------------
SAN ANTONIO / CORPUS CHRISTI AREA
----------------------------------------------------------------------------------------------------------------------------------
10/14/94     8227      1382     5055 Loop 410 West                                                                R)210-520-2623
                                San Antonio, TX 78229                                                             F)210-520-2627
                                                                                                                  D)210-520-2629
----------------------------------------------------------------------------------------------------------------------------------
10/16/94     8264      1384     3150 S. W. Military Hwy                                                           R)210-977-9798
                                San Antonio, TX 78224                                                             F)210-977-8508
                                                                                                                  D)210-977-8264
----------------------------------------------------------------------------------------------------------------------------------
10/15/94     8262      1383     12349 I-35 North                                                                  R)210-590-8990
                                San Antonio, Tx 78233                                                             F)210-590-9082
                                                                                                                  D)210-590-9084
----------------------------------------------------------------------------------------------------------------------------------
10/13/94     6416      1381     12919  San Pedro                                                                  R)210-545-7008
                                San Antonio, TX 78216                                                             F)210-545-6821
                                                                                                                  D)210-545-6818
----------------------------------------------------------------------------------------------------------------------------------
SOUTH TEXAS  AREA
----------------------------------------------------------------------------------------------------------------------------------
11/30/94     8126      1291     1601 Price Road                                                                   R)210-542-7600
                                Brownsville, TX. 78521                                                            F)210-542-8986
                                                                                                                  D)210-542-8862
----------------------------------------------------------------------------------------------------------------------------------
12/1/94      8250      1292     1400 E. Jackson Ave.                                                              R)210-687-1241
                                McAllen, TX. 78503                                                                F)210-687-1539
                                                                                                                  D)210-687-3544
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
INSTALL            AREA                 EMPLOYEE            EMP.
 DATE             MANAGER                NAME               ID#
--------------------------------------------------------------------


--------------------------------------------------------------------
1/24/95                                                     2.5


--------------------------------------------------------------------
9/27/94                                                     2.5


--------------------------------------------------------------------
9/25/94                                                     2.5


--------------------------------------------------------------------
SAN ANTONIO / CORPUS CHRISTI AREA
--------------------------------------------------------------------
10/14/94                                                      3


--------------------------------------------------------------------
10/16/94                                                      3


--------------------------------------------------------------------
10/15/94                                                      3


--------------------------------------------------------------------
10/13/94                                                    2.5


--------------------------------------------------------------------
SOUTH TEXAS  AREA
--------------------------------------------------------------------
11/30/94                                                    2.5


--------------------------------------------------------------------
12/1/94                                                     2.5


--------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INSTALL       CLUB      COST                                  GENERAL          SHIPPING          DIRECTOR          COMM. CTR
 DATE          #        CTR             ADDRESS               MANAGER         RECEIVING         OPERATIONS          NUMBERS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
10/29/95      8156      1293  4810 San Bernardo                                                                  R)210-725-0016
                              Laredo, Tx 78041                                                                   F)210-725-0148
                                                                                                                 D)210-725-0156
--------------------------------------------------------------------------------------------------------------------------------
10/30/95      6471      1294  9202  N. Navarro                                                                   R)512-573-2228
                              Victoria, Tx 77901                                                                 F)512-573-2218
                                                                                                                 D)512-573-2164
--------------------------------------------------------------------------------------------------------------------------------
10/17/94      8267      1281  4949 Greenwood Dr                                                                  R)512-855-7965
                              Corpus Christi, TX                                                                 F)512-855-7963
                              78416                                                                              D)512-855-7964
--------------------------------------------------------------------------------------------------------------------------------
WEST TEXAS AREA
--------------------------------------------------------------------------------------------------------------------------------
1/31/95       8226      1173  5301 S. First                                                                      R)915-695-2310
                              Abilene, TX 79604                                                                  F)915-695-1602
                                                                                                                 D)915-695-2409
--------------------------------------------------------------------------------------------------------------------------------
1/9/95        8279      1172  2201 Ross-Osage Dr.                                                                R)806-376-4700
                              Amarillo, TX. 79102                                                                F)806-376-6608
                                                                                                                 D)806-376-6533
--------------------------------------------------------------------------------------------------------------------------------
12/13/94      8270      1171  4303 W. Loop 289                                                                   R)806-791-1004
                              Lubbock, TX. 79407                                                                 F)806-792-0407
                                                                                                                 D)806-791-1925
--------------------------------------------------------------------------------------------------------------------------------
2/6/95        8288      1175  1500 N. Trade Winds                                                                R)915-520-4883
                              Midland, TX. 79703                                                                 F)915-689-2716
                                                                                                                 D)915-689-2817
--------------------------------------------------------------------------------------------------------------------------------
2/7/95        6439      1174  4230 John Sheppard Pwy.                                                            R)915-362-6106
                              Odessa, TX. 79762                                                                  F)915-363-8362
                                                                                                                 D)915-367-7506
--------------------------------------------------------------------------------------------------------------------------------
9/13/95       6502      1541  7001 Gateway Blvd. W.                                                              R)915-772-1225
                              El Paso, TX  79925                                                                 F)915-772-2469
                                                                                                                 D)915-772-2823
--------------------------------------------------------------------------------------------------------------------------------
9/14/95       8153      1542  7970 N. Mesa                                                                       R)915-590-1592
                              El Paso, TX  79912                                                                 D)915-590-1885
                                                                                                                 F)915-590-1215
--------------------------------------------------------------------------------------------------------------------------------
9/15/95       8280      1543  11360 Pellicano Drive                                                              R)915-581-1112
                              El Paso, TX  79936                                                                 F)915-590-1885
                                                                                                                 D)915-590-1215
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
INSTALL            AREA            EMPLOYEE          EMP.
 DATE             MANAGER            NAME            ID#
----------------------------------------------------------
10/29/95                                             2.5


----------------------------------------------------------
10/30/95                                             2.5


----------------------------------------------------------
10/17/94                                               3


----------------------------------------------------------
WEST TEXAS AREA
----------------------------------------------------------
1/31/95                                                3


----------------------------------------------------------
1/9/95                                               2.5


----------------------------------------------------------
12/13/94                                             2.5


----------------------------------------------------------
2/6/95                                               2.5


----------------------------------------------------------
2/7/95                                               2.5


----------------------------------------------------------
9/13/95                                              2.5


----------------------------------------------------------
9/14/95                                              2.5


----------------------------------------------------------
9/15/95                                              2.5


----------------------------------------------------------

                                  SCHEDULE 2

                           JURISDICTIONS FOR FILING
                          UCC-1 FINANCING STATEMENTS
                          --------------------------

Secretary of State of Texas

SCHEDULE 2, Jurisdiction for Filing UCC-1 Financing Statements - Solo Page

                                  Schedule 3

                       ADDITIONAL NAMES AND TRADE NAMES
                       --------------------------------



NATIONAL AUTO CELLULAR
P C CELLULAR
CELLSTAR
COMMUNICATION CENTER



SCHEDULE 3, Additional Names and Trade Names - Solo Page

                    AMENDED AND RESTATED SECURITY AGREEMENT
                    ---------------------------------------


     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") dated as of July 31, 1996, is by and between CELLSTAR FULFILLMENT, LTD, a Texas limited partnership (the "Debtor"), whose address is 1730 Briercroft, Carrollton, Texas 75006, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and, collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent"), whose address is 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197.

                               R E C I T A L S:
                               - - - - - - - -

     A. National Auto Center, Inc., a Texas corporation (the "Borrower"), CellStar Corporation, a Delaware corporation (the "Parent"), the Agent and the Banks heretofore entered into that certain Loan Agreement dated as of November 9, 1994, as amended by that certain First Amendment to Loan Agreement dated as of February 28, 1995, and as further amended by that certain Second Amendment to Loan Agreement dated as of June 28, 1995 (such Loan Agreement, as amended, being hereinafter referred to as the "Original Loan Agreement").

     B. Pursuant to the Original Loan Agreement, certain of the Banks made loans to Borrower (the existing indebtedness of Borrower to such Banks under the Original Loan Agreement being hereinafter referred to as the "Existing Indebtedness").

     C. Pursuant to the Original Loan Agreement, Debtor executed and delivered to the Agent that certain Security Agreement dated as of February 28, 1995 (the "Original Security Agreement"), granting a security interest in the Collateral to the Agent to secure the Existing Indebtedness.

     D. The Borrower, the Parent, the Banks and the Agent are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement"), pursuant to which, among other things, (i) the Original Loan Agreement was amended and restated in its entirety, and (ii) the Existing Indebtedness was renewed, extended, modified and rearranged, but not extinguished.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 1

     E. Pursuant to the Loan Agreement, the Debtor executed and delivered to the Agent that certain Amended and Restated Security Agreement dated as of July 20, 1995 (the "Existing Security Agreement"), pursuant to which the Original Security Agreement was amended and restated in its entirety.

     F. Concurrently herewith, the Borrower, the Parent, the Banks and the Agent are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

     G. The parties hereto now desire to amend the Existing Security Agreement as hereinafter provided and have agreed, for purposes of clarity and ease of administration, to carry out the agreed upon amendments by amending the pertinent provisions of the Existing Security Agreement and then restating the Existing Security Agreement in its entirety by means of this Agreement.

     H. The Agent and the Banks have conditioned their obligations under the Loan Agreement and the effectiveness of the Second Amendment on the execution and delivery by the Debtor of this Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows, and the Existing Security Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1   Definitions.  As used in this Agreement, the following terms
                   -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in Section
           --------
     9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by the Debtor.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 2

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------
     Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions, (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs, (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit, (d) all rights of the Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of the Debtor, (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, (g) all rights and claims of the Debtor under warranties and indemnities, and (h) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by the Debtor.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor,
     (c) all wrapping, packaging, advertising, and shipping materials of the Debtor, (d) all goods that have been returned to, repossessed by,

AMENDED AND RESTATED SECURITY AGREEMENT - Page 3 or stopped in transit by the Debtor, and (e) all Documents evidencing any of the foregoing.

          "Obligations" means:
           -----------

               (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those certain Promissory Notes of even date herewith, executed by Borrower and payable to the order of the Banks in the aggregate principal amount of $90,000,000.00;

               (b) the indebtedness, liabilities and obligations of the Debtor to the Agent and the Banks under that certain Amended and Restated Guaranty dated as of July 20, 1995, executed by Debtor in favor of the Agent and the Banks;

               (c) the "Obligations", as such term is defined in the Loan Agreement;

               (d) all future Advances by the Agent or any Bank to Borrower and Debtor, or either of them;

               (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

               (f) all other obligations, indebtedness and liabilities of Borrower and Debtor, or either of them, to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

               (g) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 10.2 of the Loan Agreement.

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or

AMENDED AND RESTATED SECURITY AGREEMENT - Page 4 forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and
     (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2    Terms Defined in Loan Agreement.  All capitalized terms used
                    -------------------------------
and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1    Security Interest.  As collateral security for the prompt
                    -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants, and ratifies and confirms the prior grant made pursuant to the Original Security Agreement and the Existing Security Agreement, to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of the Debtor's personal property, including without limitation all of the Debtor's right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Instruments;

          (d)  all General Intangibles;

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment; and

          (h) all Proceeds and products of any or all of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy,

AMENDED AND RESTATED SECURITY AGREEMENT - Page 5 reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of the Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable law but is otherwise limited by that prohibition.

     Section 2.2    Renewal of Obligations and Liens.  The parties hereto
                    --------------------------------
acknowledge and agree that (i) the Obligations are in part in renewal, extension, modification and rearrangement of, but not extinguishment of, the Existing Indebtedness, and (ii) the Existing Indebtedness is secured by liens and security interests granted by Debtor pursuant to the Original Security Agreement and the Existing Security Agreement, which liens and security interests are not extinguished or released, but instead are hereby renewed, extended, carried forward and continued in accordance with the terms of this Agreement.

     Section 2.3    Debtor Remains Liable.  Notwithstanding anything to the
                    ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     The Debtor represents and warrants to the Agent that:

     Section 3.1    Title.  The Debtor is, and with respect to Collateral
                    -----
acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2    Accounts.  Unless the Debtor has given the Agent written
                    --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 6

     Section 3.3    Financing Statements.  No financing statement, security
                    --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to the Original Security Agreement, the Existing Security Agreement, this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, the Debtor has not within the past five (5) years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4    Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown at the beginning of this Agreement.

     Section 3.5    Location of Collateral.  All Inventory and Equipment of the
                    ----------------------
Debtor is located at the places specified on Schedule 1 hereto. The Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper have been delivered to the Agent.

     Section 3.6    Perfection.  This Agreement creates a security interest in
                    ----------
the Collateral, and ratifies and confirms the existing security interest granted pursuant to the Original Security Agreement and the Existing Security Agreement, in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2 attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of the Debtor, the security interest in favor of the Agent created herein is and will constitute a valid and perfected Lien upon and security interest in the Collateral (except Equipment and Inventory located in jurisdictions where perfection is not required under Section 4.10(a) hereof), subject to no equal or prior Lien, except the Permitted Liens.

     Section 3.7    Benefit to Debtor.  The value of the consideration received
                    -----------------
and to be received by the Debtor as a result of the Borrower, the Parent, the Agent and the Banks entering into the Loan Agreement and the Second Amendment and the Debtor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Debtor hereunder, and such liability and obligation and the Borrower's entering into the Loan Agreement and the Second Amendment have benefited and may reasonably be expected to benefit the Debtor directly and indirectly. Reference is hereby made to the Guaranty of the Debtor for a more complete description of the value and consideration received and to be received by the Debtor in connection with the execution and delivery of this Agreement and such Guaranty.

     Section 3.8    Loan Agreement.  Each and every representation and warranty
                    --------------
contained in the Loan Agreement is true and correct in all respects.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 7

                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1    Encumbrances.  The Debtor shall not create, permit, or
                    ------------
suffer to exist, and shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 4.2    Modification of Accounts.  The Debtor shall, in accordance
                    ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above,
(d) allow any credit or discount for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.

     Section 4.3    Disposition of Collateral.  The Debtor shall not
                    -------------------------
sell, lease, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Loan Agreement.

     Section 4.4    Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. The Debtor authorizes the Agent to file one or more financing or continuation

AMENDED AND RESTATED SECURITY AGREEMENT - Page 8 statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.5    Risk of Loss; Insurance.  The Debtor shall be responsible
                    -----------------------
for any loss or damage to the Collateral. The Debtor shall, at is own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks, and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtor shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtor shall reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received thirty (30) days prior written notice thereof. The Debtor shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6    Inspection Rights.  The Debtor shall permit the Agent, each
                    -----------------
Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

     Section 4.7    Mortgagee's and Landlord's Agreements. With respect to each
                    -------------------------------------
location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, the Debtor shall cause each mortgagee of real property owned by the Debtor and each landlord of real property leased by the Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"); provided, however, that with
                                             --------  -------
respect to Collateral located at 8728 Westpark Drive, Houston, Texas, Debtor shall exert its best efforts to obtain a Landlord's Agreement, but Debtor's failure to obtain such a Landlord's Agreement with respect to such location shall not cause the Inventory located at such location to be excluded from the Borrowing Base if such Inventory otherwise constitutes Eligible Inventory. After the date hereof, Debtor shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, Debtor shall promptly deliver or cause to be delivered Landlord's Agreements in accordance with this Section for any locations where any Collateral may now or hereafter be located.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 9

     Section 4.8    Corporate and Partnership Changes.  The Debtor shall not
                    ---------------------------------
change its name, identity, or corporate or partnership structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9    Books and Records; Information.  The Debtor shall keep
                    ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP. The Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and the Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 4.10   Equipment and Inventory.
                    -----------------------

          (a) The Debtor shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or at such other places within the United States of America, provided that with respect to any location of Equipment or Inventory not listed on Schedule 1 hereto, (i) if the Inventory located at such location has an aggregate value of $100,000 or more, the Debtor shall have given the Agent thirty (30) days prior written notice of the transfer of Equipment or Inventory to or opening of such location, and all action required to perfect the Agent's security interest in such Equipment and Inventory with the priority required by this Agreement shall have been taken, (ii) the Debtor shall deliver to the Agent by the twenty-fifth (25th) day of each month a computer listing of all locations of Equipment and Inventory not specified on Schedule 1 hereto or any listing previously delivered hereunder, and (iii) the Debtor shall take or cause to be taken all action necessary to perfect, with the same priority required by this Agreement, the Agent's security interest in all Equipment and Inventory located in each state where the Inventory located in such state has an aggregate value of $100,000 or more.

          (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 10

     Section 4.11   Warehouse Receipts Non-Negotiable.  The Debtor agrees that
                    ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12   Notification.  The Debtor shall promptly, and in any event
                    ------------
within five (5) days after the Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of any Lien or claim that has attached to or been made or asserted against any of the Collateral, any material damage to or loss of any of the Collateral, the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and the occurrence or existence of any Default.

     Section 4.13   Collection of Accounts.  Except as otherwise provided in
                    ----------------------
this Section, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Agent's direction, shall take) such actions as the Debtor or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtor shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either directly to the Agent, for the pro rata benefit of the Banks (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may each elect in their absolute discretion, or (ii) be deposited to the credit of Debtor and held as collateral for the Obligations or permitted to be used by Debtor in the ordinary course of its business.

                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1    Power of Attorney.  The Debtor hereby irrevocably
                    -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful

AMENDED AND RESTATED SECURITY AGREEMENT - Page 11 attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor, and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated

AMENDED AND RESTATED SECURITY AGREEMENT - Page 12 agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral;
     (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Debtor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken, provided that any failure by the Agent to so notify Debtor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2    Setoff; Property Held by the Agent and the Banks.  If an
                    ------------------------------------------------
Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to the Debtor whether or not the Obligations are then due. As additional security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, the Debtor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of the Debtor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to the Debtor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

     Section 5.3    Performance by the Agent.  If the Debtor shall fail to
                    ------------------------
perform any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request

AMENDED AND RESTATED SECURITY AGREEMENT - Page 13 of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 5.4  Subrogation.  If any of the Obligations are given in renewal
                  -----------
or extension or applied toward the payment of indebtedness secured by any Lien, the Agent and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5  Agent's Duty of Care.  Other than the exercise of reasonable
                  --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Debtor, and no refusal by the Agent to comply with any such request by Debtor, shall be deemed to be a failure to exercise reasonable care.

                                  ARTICLE VI

                                    Default
                                    -------

     Section 6.1  Rights and Remedies.  If an Event of Default shall have
                  -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or

AMENDED AND RESTATED SECURITY AGREEMENT - Page 14 sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Agent, the Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to the Debtor and the Agent. The Debtor agrees that the Agent shall not be obligated to give more than five
     (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent or any Bank in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent and the Banks may apply the Collateral against the Obligations in such order and manner as they may elect in their absolute discretion. The Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.


                                 ARTICLE VII

                                 Miscellaneous
                                 -------------

     Section 7.1    Expenses.  The Debtor hereby agrees to pay on demand: (a)
                    --------
all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all

AMENDED AND RESTATED SECURITY AGREEMENT - Page 15 amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

     SECTION 7.2    INDEMNIFICATION.  THE DEBTOR HEREBY AGREES TO INDEMNIFY
                    ---------------
THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR THE DEBTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, THE DEBTOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER THAT NO PERSON TO BE INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY

AMENDED AND RESTATED SECURITY AGREEMENT - Page 16

AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 7.3    Limitation of Liability.  None of the Agent, any Bank, or
                    -----------------------
any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Debtor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Debtor in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Debtor hereby waives, releases, and agrees not to sue the Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 7.4    No Fiduciary Relationship.  The relationship between the
                    -------------------------
Debtor and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with the Debtor with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Debtor and any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

     Section 7.5    No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.6    Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the Debtor and the Agent and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 7.7    ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT. THIS
                    --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR

AMENDED AND RESTATED SECURITY AGREEMENT - Page 17

DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control.

     Section 7.8    Notices.  All notices and other communications provided
                    -------
for in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.9    GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED
                    --------------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.10   Headings.  The headings, captions, and arrangements used
                    --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.11   Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Debtor herein or the right of the Agent or any Bank to rely upon them.

     Section 7.12   Counterparts.  This Agreement may be executed in any
                    ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.13   Waiver of Bond.  In the event the Agent seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.14   Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

AMENDED AND RESTATED SECURITY AGREEMENT - Page 18

     Section 7.15   Construction.  Debtor and Agent acknowledge that each of
                    ------------
them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and the Agent.

     Section 7.16   Termination.  If all of the Obligations shall have been
                    -----------
paid and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.17   WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED
                    --------------------
BY APPLICABLE LAW, THE DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTOR:
                              ------

                              CELLSTAR FULFILLMENT, LTD

                              By:  CellStar Fulfillment, Inc.,
                                   general partner



                                   By:____________________________________
                                      Alan H. Goldfield
                                      Chairman and Chief Executive Officer

                              Address for Notices:

                              1730 Briercroft
                              Carrollton, Texas   75006
                              Fax No.:          (214) 466-0288
                              Telephone No.:    (214) 466-5000
                              Attention:        Richard M. Gozia

AMENDED AND RESTATED SECURITY AGREEMENT - Page 19

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION, as Agent



                              By:______________________________________
                                 J. Kevin Kelty
                                 Senior Vice President

                              Address for Notices:

                              2200 Ross Avenue
                              Post Office Box 660197
                              Dallas, Texas   75266-0197
                              Fax No.:         (214) 965-2997
                              Telephone No.:   (214) 965-2705
                              Attention:       Allen K. King

                                  Schedule 1

                      LOCATION OF EQUIPMENT AND INVENTORY
                      -----------------------------------


                     Locations of Equipment and Inventory
                 having an aggregate value of $100,000 or more
                 ---------------------------------------------



                             1728 Briercroft Court
                           Carrollton, Texas  75006



                     Locations of Equipment and Inventory
                having an aggregate value of less than $100,000
                -----------------------------------------------



                                     None




SCHEDULE 1, Location of Equipment and Inventory - Solo Page

                                  SCHEDULE 2

                           JURISDICTIONS FOR FILING
                          UCC-1 FINANCING STATEMENTS
                          --------------------------

Secretary of State of Texas
Secretary of State of Maine

SCHEDULE 2, Jurisdictions for Filing UCC-1 Financing Statements - Solo Page

                                  SCHEDULE 3

                       ADDITIONAL NAMES AND TRADE NAMES
                       --------------------------------


CELLULAR ACCESSORIES
CELLSTAR

SCHEDULE 3, Additional Names and Trade Names - Solo Page

                                    ANNEX 6

                   Exhibit "E-4" (Borrower Pledge Agreement)
                   -----------------------------------------

                     AMENDED AND RESTATED PLEDGE AGREEMENT
                     -------------------------------------


     THIS AMENDED AND RESTATED PLEDGE AGREEMENT ("Agreement") dated as of July 31, 1996, is by and between NATIONAL AUTO CENTER, INC., a Texas corporation (the "Pledgor"), whose address is 1730 Briercroft, Carrollton, Texas 75006, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent"), whose address is 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197.

                               R E C I T A L S:
                               - - - - - - - -

     A. Pledgor, CellStar Corporation, a Delaware corporation (the "Parent"), the Agent, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Loan Agreement").

     B. Pursuant to the Loan Agreement, Pledgor executed and delivered to the Agent that certain Amended and Restated Pledge Agreement dated as of July 20, 1995 (the "Existing Pledge Agreement"), wherein the Pledgor pledged and granted to the Agent a security interest in, among other things, (i) Pledgor's interest as the sole general partner in CellStar, Ltd., a Texas limited partnership (the "Partnership"), (ii) all of Pledgor's stock in NAC Holdings, Inc., a Nevada corporation ("Holdings"), and (iii) all of Pledgor's stock in CellStar Fulfillment, Inc., a Delaware corporation ("Fulfillment").

     C. Concurrently herewith, Pledgor, the Parent, the Agent, and the Banks are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment"), pursuant to which, among other things, (a) the revolving credit facility established under the Loan Agreement is reinstated, and (b) certain additional stock is to be pledged to the Agent.

     D. The parties hereto now desire to amend the Existing Pledge Agreement as hereinafter provided and have agreed, for purposes of clarity and ease of administration, to carry out the agreed upon amendments by amending the pertinent provisions of the Existing Pledge

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 1

Agreement and then restating the Existing Pledge Agreement in its entirety by means of this Agreement.

     E. As a condition to the Second Amendment, the Pledgor is required to execute and deliver this Agreement.

                              A G R E E M E N T:
                              - - - - - - - - -

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, and the Existing Pledge Agree ment is hereby amended and restated in its entirety as follows:

                                   ARTICLE I

                         Security Interest and Pledge
                         ----------------------------

     Section 1.1.   Terms Defined in Loan Agreement.  All capitalized terms
                    -------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

     Section 1.2.   Security Interest and Pledge.  Subject to the terms of
                    ----------------------------
this Agreement, Pledgor hereby pledges and grants, and ratifies and confirms the prior pledge and grant made pursuant to the Existing Pledge Agreement, to the Agent, for the pro rata benefit of the Banks, a first priority (except as hereinafter provided) security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

          (a) All of Pledgor's rights, titles and interests (whether legal, equitable or beneficial) but not obligations or liabilities (collectively, the "Partnership Interest") as a general partner of the Partnership, and all of Pledgor's rights, titles and interests in, to and under that certain partnership agreement forming the Partnership by and between Pledgor and Holdings, including, without limitation, the Pledgor's undivided interest in partnership properties and assets and any and all rights to receive distributions, whether in cash or in kind, draws, proceeds, income, or any other payment of any nature whatsoever, or assignment or conveyance of undivided interests in assets, whether real or personal, made or required to be made with respect to the Partnership Interest, whether upon dissolution or termination of the Partnership or otherwise, including without limitation all interests of Pledgor in all payments, gross receipts, accounts, accounts receivable, notes and other rights to the payment of money and all property and assets of the Partnership, together with any and all evidence of the Partnership Interest and any and all certificates, options, rights, or other interests or distributions issued in addition to, in substitution or exchange for, or on account of, the Partnership Interest, and any and all exchanges and substitutions for, increases, products and proceeds of the foregoing, all of the foregoing whether now owned or hereafter acquired by Pledgor;

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 2

          (b) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by Holdings, now owned or hereafter acquired by Pledgor, including without limitation 100 shares of common capital stock of Holdings evidenced by certificate number 001;

          (c) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by Fulfillment, now owned or hereafter acquired by Pledgor, including without limitation 100 shares of common capital stock of Fulfillment evidenced by certificate number 001;

          (d) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by CellStar West, Inc., a Delaware corporation ("CWI"), now owned or hereafter acquired by Pledgor, including without limitation 800 shares of common capital stock of CWI evidenced by certificate no. 1;

          (e) (i) Sixty-five percent (65%) of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by CellStar International Corporation/SA, a Delaware corporation ("CellStar SA"), now owned or hereafter acquired by Pledgor, including without limitation 65,000 shares of common capital stock of CellStar SA evidenced by certificate no. 004, and (ii) one hundred percent (100%) of all present and future issued and outstanding shares of non-voting preferred stock or other non-voting equity or investment securities issued by CellStar SA, now owned or hereafter acquired by Pledgor;

          (f) (i) Sixty-five percent (65%) of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by AudioMex Export Corporation, a Texas corporation ("AudioMex"), now owned or hereafter acquired by Pledgor, including without limitation 13 shares of common capital stock of AudioMex evidenced by certificate no. 003, and (ii) one hundred percent (100%) of all present and future issued and outstanding shares of non-voting preferred stock or other non-voting equity or investment securities issued by AudioMex, now owned or hereafter acquired by Pledgor;

          (g) (i) Sixty-five percent (65%) of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by CellStar International Corporation/Asia, a Delaware corporation ("Asia"), now owned or hereafter acquired by Pledgor, including without limitation 65,000 shares of common capital stock of Asia evidenced by certificate no. 003, and (ii) one hundred percent (100%) of all present and future issued and outstanding shares of non-voting preferred stock or other non-voting equity or investment securities issued by Asia, now owned or hereafter acquired by Pledgor;

          (h) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by any Subsidiary of Pledgor not named

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 3 above, except Foreign Subsidiaries and holding companies of Foreign Subsidiaries, now owned or hereafter acquired by Pledgor;

          (i) All present and future issued and outstanding shares of non-voting capital stock or other non-voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

          (j) Sixty-five percent (65%) of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

          (k) All present and future increases, profits, combinations, reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

          (l) All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any of the foregoing.

     Section 1.3.      Obligations.  The security interest granted, ratified
                       -----------
and confirmed hereby is to secure the payment or performance of the following obligations, indebtedness, and liabilities of Pledgor, now existing or hereafter arising (all of such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):

          (a) the indebtedness, liabilities and obligations of Pledgor to the Banks evidenced by those certain Promissory Notes executed by Pledgor pursuant to the Loan Agreement and payable to the order of the Banks in the aggregate principal amount of $90,000,000.00;

          (b) the indebtedness, liabilities and obligations of Pledgor to the Agent and the Banks pursuant to the Loan Agreement;

          (c) all of the "Obligations," as such term is defined in the Loan Agreement;

          (d)  all future Advances by the Agent or any Bank to Pledgor;

          (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 4 maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (f) all other obligations, indebtedness and liabilities of Pledgor to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (g) all extensions, renewals and modifications of any of the foregoing.

                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

     Pledgor represents and warrants to the Agent that:

     Section 2.1.   Title.  Pledgor owns, and with respect to Collateral
                    -----
acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien or claim or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and the prior Lien of BNP in the stock of CellStar SA securing the BNP Term Loan. The Collateral is not subject to any restriction on transfer or assignment except for (a) compliance with applicable federal and state securities laws and regulations promulgated thereunder, and (b) with regard to stock of CWI, that certain Shareholders Agreement dated as of January 22, 1996, among CWI, CPD, Inc., Pledgor and the other Shareholders (as defined therein). Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable. Pledgor is the sole general partner of the Partnership.

     Section 2.2.   Financing Statements.  No financing statement covering any
                    --------------------
of the Collateral or its proceeds, except financing statements naming the Agent or BNP as secured party, is on file in any public office. So long as any amount remains unpaid on any Obligations or the Agent has any Commitment, Pledgor will not execute or file, or consent to or permit the filing of, any such financing statement or statements in any public office, except the financing statement filed or to be filed with respect to the security interest hereby granted.

     Section 2.3.   Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

     Section 2.4.   Percentage of Stock.  The shares of capital stock included
                    -------------------
in the Collateral constitute (a) one hundred percent (100%) of the issued and outstanding shares of capital stock of Holdings and Fulfillment, (b) eighty percent (80%) of the issued and outstanding shares of capital stock of CWI, (c) sixty-five percent (65%) of the issued and outstanding shares of voting

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 5 capital stock of CellStar SA, AudioMex and Asia, and (d) one hundred percent (100%) of the issued and outstanding shares of non-voting capital stock of CellStar SA, AudioMex and Asia.

     Section 2.5.   First Priority Perfected Security Interest.  Upon the filing
                    ------------------------------------------
of UCC financing statements and Agent's taking possession of the certificates representing the stock included in the Collateral, this Agreement creates in favor of the Agent a first priority perfected security interest in the Collateral, provided that the Agent's security interest in the stock of CellStar SA is subject in priority to the prior security interest of BNP securing the BNP Term Loan. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

                                  ARTICLE III

                      Affirmative and Negative Covenants
                      ----------------------------------

     Pledgor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 3.1.   Delivery.  Prior to or concurrently with the execution and
                    --------
delivery of this Agreement, Pledgor shall deliver to the Agent all certificates identified in subsections (b), (c), (d), (e), (f) and (g) of Section 1.2 hereof, and all other certificates evidencing any other Collateral existing on the date hereof, accompanied by undated stock powers duly executed in blank.

     Section 3.2.   Encumbrances.  Pledgor shall not create, permit, or suffer
                    ------------
to exist, and shall defend the Collateral against, any Lien on the Collateral except the Permitted Liens and the Lien of BNP on the Stock of CellStar SA securing the BNP Term Loan, and shall defend Pledgor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. Pledgor shall do nothing to impair the rights of the Agent in the Collateral.

     Section 3.3.   Disposition of Collateral.  Pledgor shall not sell, assign
                    -------------------------
(by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to the Collateral or any part thereof without the prior written consent of the Agent.

     Section 3.4.   Distributions.  If Pledgor shall become entitled to receive
                    -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as the Agent's agent and to hold the same in trust for the Agent, and to deliver the same forthwith to the Agent in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Agent as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or winding up of any issuer

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 6 of Collateral shall be paid over to the Agent to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of any issuer of Collateral or pursuant to any reorganization of any issuer of Collateral, the property so distributed shall be delivered to the Agent to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

     Section 3.5.   Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends and distributions under Section 4.3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to the Agent such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by the Agent pursuant to the terms of this Agreement. The Agent shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     Section 3.6.   Inspection Rights.  Pledgor shall permit the Agent and its
                    -----------------
representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as the Agent may desire during normal business hours.

     Section 3.7.   Notification.  Pledgor shall promptly, and in any event
                    ------------
within five (5) days after Pledgor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 3.8.   Books and Records; Information.  Pledgor shall keep accurate
                    ------------------------------
and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and Pledgor as the Agent may request. Pledgor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 7

     Section 3.9.   Additional Securities.  Pledgor shall not consent to or
                    ---------------------
approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                  ARTICLE IV

                          Rights of Agent and Pledgor
                          ---------------------------

     Section 4.1.   Power of Attorney.  Pledgor hereby irrevocably constitutes
                    -----------------
and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Pledgor hereby gives the Agent the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgor, and whether or not an Event of Default has occurred or is continuing (except as otherwise expressly provided below):

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 8

     Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of any issuer of Collateral and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; and (J) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Pledgor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken provided that any failure by the Agent to so notify Pledgor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 4.2.   Voting Rights.  Unless and until an Event of Default shall
                    -------------
have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement.

     Section 4.3.   Dividends and Distributions.  Unless and until an Event of
                    ---------------------------
Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends and distributions on the Collateral paid in cash to the extent and only to the extent that such dividends and distributions are permitted by the Loan Agreement, except as provided in Section 3.4 hereof.

     Section 4.4.   Setoff; Property Held by Agent and the Banks.  If an Event
                    --------------------------------------------
of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 9 apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of Pledgor now or hereafter held by the Agent or any Bank, including, without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, Pledgor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to Pledgor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

     Section 4.5.   Performance by Agent.  If Pledgor shall fail to perform any
                    --------------------
covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of Pledgor. In such event, Pledgor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

     Section 4.6.   Agent's Duty of Care.  Other than the exercise of reasonable
                    --------------------
care in the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Pledgor, and no refusal by the Agent to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V

                                    Default
                                    -------

     Section 5.1.   Rights and Remedies.  If any Event of Default shall occur,
                    -------------------
the Agent shall have the following rights and remedies:

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 10

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement and in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of the Agent, Pledgor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to Pledgor and the Agent. Pledgor agrees that the Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. The Agent may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) The Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, including, without limitation, all rights, titles and interests of Pledgor as general partner of the Partnership, and Pledgor shall deliver to the Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 11

          (v) The Agent may notify or require Pledgor to notify parties obligated under any accounts, instruments, contracts or agreements which are part of the Collateral, including without limitation the Partnership Agreements, to make payment directly to the Agent, and the Agent may take possession of all proceeds of any such instruments and contracts in Pledgor's possession. Any such payments or distributions received by Pledgor after an Event of Default shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

          (vi) Pledgor hereby acknowledges and confirms that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. The Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

          (vii) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

          (viii) The Agent may subrogate to all of Pledgor's interests, rights, and remedies with respect to any of the Collateral.

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

     Section 6.1.   No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 12

     Section 6.2.   Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of Pledgor and the Agent and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

     Section 6.3.   AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT EMBODIES THE
                    ---------------------------
FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 6.4.   Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 6.5.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 6.6.   Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.7.   Survival.  All representations and warranties made in this
                    --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Pledgor herein or the right of the Agent or any Bank to rely upon them.

     Section 6.8.   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 13

     Section 6.9.   Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.10.  Construction.  Pledgor and the Agent acknowledge that each
                    ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and the Agent.

     Section 6.11.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of Pledgor, execute and deliver to Pledgor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 6.12.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                    PLEDGOR:
                                    -------

                                    NATIONAL AUTO CENTER, INC.


                                    By:__________________________________
                                       Alan H. Goldfield
                                       Chairman and Chief Executive Officer


AMENDED AND RESTATED PLEDGE AGREEMENT - Page 14

                                    Address for Notices:

                                    1730 Briercroft
                                    Carrollton, Texas 75006
                                    Fax No.:  (214) 466-0288
                                    Telephone No.:  (214) 466-5000
                                    Attention:  Richard M. Gozia

                                    AGENT:
                                    -----

                                    TEXAS COMMERCE BANK
                                    NATIONAL ASSOCIATION, as Agent


                                    By:_______________________________________
                                       J. Kevin Kelty
                                       Senior Vice President

                                    Address for Notices:

                                    2200 Ross Avenue
                                    Post Office Box 660197
                                    Dallas, Texas   75266-0197
                                    Fax No.:        (214) 965-2997
                                    Telephone No.:  (214) 965-2705
                                    Attention:      Allen K. King

AMENDED AND RESTATED PLEDGE AGREEMENT - Page 15

                                    ANNEX 7

                      Exhibit "H" (Borrowing Base Report)
                      -----------------------------------

                             BORROWING BASE REPORT

TO:  Texas Commerce Bank National Association, as Agent
     2200 Ross Avenue
     Post Office Box 660197
     Dallas, Texas   75266-0197
     Attention:  Allen K. King

Ladies and Gentlemen:

  This Borrowing Base Report for the month ending ___________, 19___, is executed and delivered by NATIONAL AUTO CENTER, INC., a Texas corporation (the "Borrower"), pursuant to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, among the Borrower, CellStar Corporation, a Delaware corporation (the "Parent"), each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (each a "Bank" and, collectively, the "Banks"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as agent for itself and the other Banks and as issuer of Letters of Credit thereunder (in such capacity, together with its successors in such capacity, the "Agent"), as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996, and as further amended by that certain Second Amendment to Amended and Restated Loan Agreement dated as of July 31, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Loan Agreement"). All terms used herein shall have the meanings assigned to them in the Loan Agreement.
  The Borrower represents and warrants to the Agent that all information contained herein is true, correct, and complete, and that the total Eligible Domestic Accounts, Eligible Foreign Accounts and Eligible Inventory referred to below represent the Eligible Domestic Accounts, Eligible Foreign Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Loan Agreement.

DOMESTIC ACCOUNTS RECEIVABLE (WHOLESALE AND RETAIL) OF THE BORROWER:
1.   Gross Domestic Accounts (Wholesale and Retail) of the Borrower (ending balance for period ended ______________, 19__) ................................................... $____________
2.   Less:  Ineligible Accounts (Wholesale and Retail) (determined pursuant to the definition of
     Eligible Accounts in the Loan Agreement, without duplication):
     (a)  Accounts not complying with applicable law .................................................. $____________
     (b)  Accounts outstanding for more than 90 days past the original date of invoice ................ $____________
     (c)  Accounts created outside of the ordinary course of business ................................. $____________
     (d)  Accounts from unenforceable contracts or contracts not fully completed by the Borrower ...... $____________
     (e)  Accounts including progress billings ........................................................ $____________
     (f)  Accounts from sales on bill-and-hold, guaranteed sale, sale-and-return, etc ................. $____________
     (g)  Accounts subject to a lien other than liens held by the Agent or permitted by
          Section 10.2 of the Loan Agreement .......................................................... $____________
     (h)  Accounts as to which the Borrower does not have good and indefeasible title
     (i)  Accounts subject to anti-assignment provisions .............................................. $____________
     (j)  Accounts subject to setoff, dispute, etc .................................................... $____________
     (k)  Accounts owed by account debtors subject to bankruptcy, etc ................................. $____________
     (l)  Accounts evidenced by chattel paper or instruments .......................................... $____________
     (m)  Accounts subject to default by any party thereto ............................................ $____________
     (n)  Accounts owed by Foreign Subsidiaries ....................................................... $____________
     (o)  Accounts owed by Foreign Affiliates ......................................................... $____________
     (p)  Accounts owed by other Affiliates of the Borrower, except for accounts owed by Audiovox
          Corporation and its wholly-owned subsidiaries for sales of inventory in the ordinary course of Borrower's business ...................................................................... $____________
     (q)  Accounts owed by employees of the Borrower .................................................. $____________
     (r)  Accounts owed by other foreign account debtors .............................................. $____________
     (s)  Accounts not payable in Dollars ............................................................. $____________
     (t)  Accounts owed by each account debtor with over 20% of the balances owed by such account debtor and its Affiliates to the Companies on a consolidated basis outstanding for more than 90 days past the original date of invoice ......................... $____________
     (u)  All accounts owed by each account debtor (except accounts owed by SBMS, AirTouch,
          GTE and McCaw) if balances owed by such account debtor and its Affiliates constitute more than 10% of the total accounts receivable of the Companies on a consolidated basis ..... $____________
     (v)  With respect to accounts owed by SBMS, AirTouch, GTE and McCaw, all accounts owed by each such account debtor if balances owed by such account debtor constitute more than 15% of the total accounts receivable of the Companies on a consolidated basis .......... $____________
     (w)  Accounts owed by the United States of America or any agency thereof for which the Federal Assignment of Claims Act of 1940, as amended, has not been complied with .. $____________
     (x)  Contra accounts owed by any Company to the account debtor which are payable pursuant to terms which are not ordinary and customary ............................................... $____________

     (y)  Contra accounts owed by any Company to the account debtor which are past due or otherwise in default ................................................................. $____________
     (z)  Past due credits ............................................................................ $____________
3.   Total Ineligible Domestic Accounts of the Borrower (sum of Lines 2(a)-(z)) ....................... $____________
4.   Total Eligible Domestic Accounts of the Borrower (Line 1 minus Line 3) ........................... $____________

DOMESTIC ACCOUNTS RECEIVABLE (WHOLESALE AND RETAIL) OF CELLSTAR, LTD.:
5.   Gross Domestic Accounts (Wholesale and Retail) of CellStar, Ltd. (ending balance for period ended ______________, 19__) ................................................... $____________
6.   Less:  Ineligible Accounts (Wholesale and Retail) (determined pursuant to the definition of
     Eligible Accounts in the Loan Agreement, without duplication):
     (a)  Accounts not complying with applicable law ................................................... $____________
     (b)  Accounts outstanding for more than 90 days past the original date of invoice ................. $____________
     (c)  Accounts created outside of the ordinary course of business .................................. $____________
     (d)  Accounts from unenforceable contracts or contracts not fully completed by CellStar, Ltd ...... $____________
     (e)  Accounts including progress billings ......................................................... $____________
     (f)  Accounts from sales on bill-and-hold, guaranteed sale, sale-and-return, etc .................. $____________
     (g)  Accounts subject to a lien other than liens held by the Agent or permitted by Section 10.2 of the Loan Agreement ........................................................ $____________
     (h)  Accounts as to which CellStar, Ltd. does not have good and indefeasible title ................ $____________
     (i)  Accounts subject to anti-assignment provisions ............................................... $____________
     (j)  Accounts subject to setoff, dispute, etc ..................................................... $____________
     (k)  Accounts owed by account debtors subject to bankruptcy, etc .................................. $____________
     (l)  Accounts evidenced by chattel paper or instruments ........................................... $____________
     (m)  Accounts subject to default by any party thereto ............................................. $____________
     (n)  Accounts owed by Foreign Subsidiaries ........................................................ $____________
     (o)  Accounts owed by Foreign Affiliates .......................................................... $____________
     (p)  Accounts owed by other Affiliates of CellStar, Ltd., except for accounts owed by Audiovox
          Corporation and its wholly-owned subsidiaries for sales of inventory in the ordinary course of CellStar, Ltd.'s business ................................................. $____________
     (q)  Accounts owed by employees of CellStar, Ltd................................................... $____________
     (r)  Accounts owed by other foreign account debtors................................................ $____________
     (s)  Accounts not payable in Dollars............................................................... $____________
     (t)  Accounts owed by each account debtor with over 20% of the balances owed by such account debtor and its Affiliates to the Companies on a consolidated basis outstanding for more than 90 days past the original date of invoice .................... $____________
     (u)  All accounts owed by each account debtor (except accounts owed by SBMS,
          AirTouch, constitute more than 10% of the total accounts receivable of the Companies on a consolidated basis ........................................................................... $____________
     (v)  With respect to accounts owed by SBMS, AirTouch, GTE and McCaw, all accounts owed by each such account debtor if balances owed by such
          account debtor constitute more than 15% of the total accounts receivable of the Companies on a consolidated basis ..................................................... $____________
     (w)  Accounts owed by the United States of America or any agency thereof for which the Federal Assignment of Claims Act of 1940, as amended, has not been complied with ... $____________
     (x)  Contra accounts owed by any Company to the account debtor which are payable pursuant to terms which are not ordinary and customary ................................................ $____________
     (y)  Contra accounts owed by any Company to the account debtor which are past due or otherwise in default .................................................................. $____________
     (z)  Past due credits ............................................................................. $____________
7.   Total Ineligible Domestic Accounts of CellStar, Ltd. (sum of Lines 6(a)-(z)) ...................... $____________
8.   Total Eligible Domestic Accounts of CellStar, Ltd. (Line 5 minus Line 7) .......................... $____________

DOMESTIC ACCOUNTS RECEIVABLE (WHOLESALE AND RETAIL) OF CELLSTAR FULFILLMENT,LTD.:
9.   Gross Domestic Accounts (Wholesale and Retail) of CellStar Fulfillment,
     Ltd. (ending balance for period ended ______________, 19__) ....................................... $____________
10.  Less:  Ineligible Accounts (Wholesale and Retail) (determined pursuant to the definition of Eligible Accounts in the Loan Agreement, without duplication):
     (a)  Accounts not complying with applicable law ................................................... $____________
     (b)  Accounts outstanding for more than 90 days past the original date of invoice ................. $____________
     (c)  Accounts created outside of the ordinary course of business .................................. $____________
     (d)  Accounts from unenforceable contracts or contracts not fully completed by
          CellStar Fulfillment, Ltd. ................................................................... $____________
     (e)  Accounts including progress billings ......................................................... $____________
     (f)  Accounts from sales on bill-and-hold, guaranteed sale, sale-and-return, etc. ................. $____________
     (g)  Accounts subject to a lien other than liens held by the Agent or permitted by Section 10.2 of the Loan Agreement ........................................................ $____________
     (h)  Accounts as to which CellStar Fulfillment, Ltd. does not have good and indefeasible title .... $____________
     (i)  Accounts subject to anti-assignment provisions................................................ $____________
     (j)  Accounts subject to setoff, dispute, etc...................................................... $____________
     (k)  Accounts owed by account debtors subject to bankruptcy, etc................................... $____________
     (l)  Accounts evidenced by chattel paper or instruments............................................ $____________
     (m)  Accounts subject to default by any party thereto.............................................. $____________

     (n)  Accounts owed by Foreign Subsidiaries........................................................ $____________
     (o)  Accounts owed by Foreign Affiliates.......................................................... $____________
     (p)  Accounts owed by other Affiliates of CellStar Fulfillment, Ltd., except for accounts owed by Audiovox Corporation and its wholly-owned subsidiaries for sales of inventory in the ordinary course of CellStar Fulfillment, Ltd.'s business..................................................................................... $____________
     (q)  Accounts owed by employees of CellStar Fulfillment, Ltd...................................... $____________
     (r)  Accounts owed by other foreign account debtors............................................... $____________
     (s)  Accounts not payable in Dollars.............................................................. $____________
     (t)  Accounts owed by each account debtor with over 20% of the balances owed by such account debtor and its Affiliates to the Companies on a consolidated basis outstanding for more than 90 days past the original date of invoice.......................... $____________
     (u)  All accounts owed by each account debtor (except accounts owed by SBMS,
          AirTouch, GTE and McCaw) if balances owed by such account debtor and its Affiliates constitute more than 10% of the total accounts receivable of the Companies on a consolidated basis ........................................................................ $____________
     (v)  With respect to accounts owed by SBMS, AirTouch, GTE and McCaw, all accounts owed by each such account debtor if balances owed by such account debtor constitute more than 15% of the total accounts receivable of the Companies on a consolidated basis ..................................................................... $____________
     (w)  Accounts owed by the United States of America or any agency thereof for which the Federal Assignment of Claims Act of 1940, as amended, has not been complied with .......................................................................... $____________
     (x)  Contra accounts owed by any Company to the account debtor which are payable pursuant to terms which are not ordinary and customary .............................. $____________
     (y)  Contra accounts owed by any Company to the account debtor which are past due or otherwise in default ................................................................. $____________
     (z)  Past due credits ............................................................................ $____________
11.  Total Ineligible Domestic Accounts of CellStar Fulfillment, Ltd.
     (sum of Lines 10(a)-(z)).......................................................................... $____________
12.  Total Eligible Domestic Accounts of CellStar Fulfillment, Ltd. (Line 9 minus Line 11)............. $____________

FOREIGN ACCOUNTS RECEIVABLE:
13.  Foreign Accounts of the Borrower which are not ineligible under any category specified in Line 2 (except (r) and (s)), are secured by a satisfactory transferable letter of credit which has been transferred, assigned and delivered to the Agent by a Person with power and authority to do so, and have been approved by the Banks ...................................... $____________
14.  Foreign Accounts of CellStar, Ltd. which are not ineligible under any category specified in Line 6 (except (r) and (s)), are secured by a satisfactory transferable letter of credit which has been transferred, assigned and delivered to the Agent by a Person with power and authority to do so,and have been approved by the Banks ........................................................ $____________
15.  Foreign Accounts of CellStar Fulfillment, Ltd. which are not ineligible under any category specified in Line 10 (except (r) and (s)), are secured by a satisfactory transferable letter of credit which has been transferred, assigned and delivered to the Agent by a Person with power and authority to do so, and have been approved by the Banks ................................ $____________
16.  Foreign Accounts of the Foreign Subsidiaries and Foreign Affiliates which are not ineligible under any category specified in Line 2 (except, (r), (s), (t), (u),
     (v), (x), (y) and (z)), /1/ are secured by a satisfactory transferable letter of credit which has been transferred, assigned and delivered to the Agent by a Person with power and authority to do so, and have been approved by the Banks .................................................... $____________
17.  Foreign Accounts which are not ineligible under any category specified in Line 2 (except (r),
     (s), (t), (u), (v), (x), (y) and (z)), /1/ are supported by a satisfactory policy of insurance which has been transferred, assigned and delivered to the Agent by a Person with power and authority to do so, and have been approved by the Banks .......................................... $____________
18.  Total Eligible Foreign Accounts (sum of Lines 13 through 17) ..................................... $____________

INVENTORY OF THE BORROWER:
19.  Total Inventory of the Borrower (valued at lesser of actual cost for purchase from original wholesale supplier or fair market value) .................................. $____________
20.  Less:  Ineligible Inventory (determined pursuant to the definition of
     Eligible Inventory in the Loan Agreement, without duplication)
     (a)  Work-in-process inventory ................................................................... $____________
     (b)  Value of obsolescence reserve (expressed as a positive number) .............................. $____________
     (c)  Inventory shipped or delivered on consignment, sale or return, or similar terms ............. $____________
     (d)  Inventory in transit (except inventory in transit from Motorola to the Companies'
          main warehouse in Carrollton, Texas or the Companies' warehouse in Miami,
          Florida which is properly documented and insured pursuant to shipping documents and insurance, and proof thereof, satisfactory to the Agent) .................................... $____________
     (e)  Inventory which is offsite, except offsite inventory covered by a waiver and agreement satisfactory to Agent ......................................................... $____________
     (f)  Service or repair parts or equipment......................................................... $____________
     (g)  Inventory located at location for which required landlord's waiver not received ............. $____________
     (h)  Inventory subject to dispute as to the Borrower's title or right to possession .............. $____________

          ____________________________________
              /1/   For purpose of determining the elilgibility of any
                  Foreign Account owned by any Foreign Subsidiary or Foreign Affiliate, each reference to the Borrower in Line 2 shall be deemed to be a reference to such Foreign Subsidiary of Foreign Affiliate.

     (i)  Inventory located outside of the United States of America ................................... $____________
     (j)  Inventory not in good condition or that does not comply with any applicable law or governmental standard for manufacture, use, or sale ......................................... $____________
     (k)  Inventory determined to be unmarketable by the Agent ........................................ $____________
     (l)  Inventory subject to a lien other than liens held by the Agent or permitted by
          Section 10.2 of the Loan Agreement .......................................................... $____________
21.  Total Ineligible Inventory of the Borrower (sum of Lines 20(a)-(l)) .............................. $____________
22.  Total Eligible Inventory of the Borrower (Line 19 minus Line 21) ................................. $____________

INVENTORY OF CELLSTAR, LTD.:
23.  Total Inventory of CellStar, Ltd. (valued at lesser of actual cost for purchase from original wholesale supplier or fair market value) ......................................................... $____________
24.  Less:  Ineligible Inventory (determined pursuant to the definition of Eligible Inventory in the Loan Agreement, without duplication)
     (a)  Work-in-process inventory ................................................................... $____________
     (b)  Value of obsolescence reserve (expressed as a positive number) .............................. $____________
     (c)  Inventory shipped or delivered on consignment, sale or return, or similar terms ............. $____________
     (d)  Inventory in transit (except inventory in transit from Motorola to the Companies'
          main warehouse in Carrollton, Texas or the Companies' warehouse in Miami,
          Florida which is properly documented and insured pursuant to shipping documents and insurance, and proof thereof, satisfactory to the Agent) .................................... $____________
     (e)  Inventory which is offsite, except offsite inventory covered by a waiver and agreement satisfactory to Agent ......................................................... $____________
     (f)  Service or repair parts or equipment ........................................................ $____________
     (g)  Inventory located at location for which required landlord's waiver not received ............. $____________
     (h)  Inventory subject to dispute as to CellStar, Ltd.'s title or right to possession ............ $____________
     (i)  Inventory located outside of the United States of America ................................... $____________
     (j)  Inventory not in good condition or that does not comply with any applicable law or governmental standard for manufacture, use, or sale ......................................... $____________
     (k)  Inventory determined to be unmarketable by the Agent ........................................ $____________
     (l)  Inventory subject to a lien other than liens held by the Agent or permitted by
          Section 10.2 of the Loan Agreement .......................................................... $____________
25.  Total Ineligible Inventory of CellStar, Ltd. (sum of Lines 24(a)-(l)) ............................ $____________
26.  Total Eligible Inventory of CellStar, Ltd. (Line 23 minus Line 25) ............................... $____________

INVENTORY OF CELLSTAR FULFILLMENT, LTD.:
27.  Total Inventory of CellStar Fulfillment, Ltd. (valued at lesser of actual cost for purchase from original wholesale supplier or fair market value) ......................... $____________
28.  Less:  Ineligible Inventory (determined pursuant to the definition of
     Eligible Inventory in the Loan Agreement, without duplication)
     (a)  Work-in-process inventory ................................................................... $____________
     (b)  Value of obsolescence reserve (expressed as a positive number) .............................. $____________
     (c)  Inventory shipped or delivered on consignment, sale or return, or similar terms ............. $____________
     (d)  Inventory in transit (except inventory in transit from Motorola to the Companies'
          main warehouse in Carrollton, Texas or the Companies' warehouse in Miami,
          Florida which is properly documented and insured pursuant to shipping documents and insurance, and proof thereof, satisfactory to the Agent) ................................ $____________
     (e)  Inventory which is offsite, except offsite inventory covered by a waiver and agree-
          ment satisfactory to Agent .................................................................. $____________
     (f)  Service or repair parts or equipment......................................................... $____________
     (g)  Inventory located at location for which required landlord's waiver not received.............. $____________
     (h)  Inventory subject to dispute as to CellStar Fulfillment, Ltd.'s title or right to possession  $____________
     (i)  Inventory located outside of the United States of America...................................  $____________
     (j)  Inventory not in good condition or that does not comply with any applicable law or governmental standard for manufacture, use, or sale ........................................  $____________
     (k)  Inventory determined to be unmarketable by the Agent .......................................  $____________
     (l)  Inventory subject to a lien other than liens held by the Agent or permitted by Section 10.2 of the Loan Agreement ............................................  $____________
29.  Total Ineligible Inventory of CellStar Fulfillment, Ltd. (sum of Lines 28(a)-(l)) ...............  $____________
30.  Total Eligible Inventory of CellStar Fulfillment, Ltd. (Line 27 minus Line 29) ..................  $____________

BORROWING BASE:
31.  Total Eligible Domestic Accounts (sum of Lines 4, 8 and 12)....................................... $____________
32.  Total Eligible Foreign Accounts (Line 18)......................................................... $____________
33.  Total Eligible Inventory (sum of Lines 22, 26 and 30)............................................. $____________
34.  Amount of Eligible Inventory that is Price Protected Inventory.................................... $____________
35.  Percentage of Eligible Inventory that is Price Protected Inventory.................................... ________%
36.  ___%/2/ of Line 31 ................................................................................. $____________
37.  90% of Line 32 ................................................................................... $____________

       _________________________
          /2/ At all times other than during any Exception Period, this percentage shall be 80%. During each Exception Period, this percentage shall be a percentage selected by Borrower in the Notice of Election for such Exception Period, but not to exceed 85%.

38.  Inventory Cap (1/2 of aggregate amount of Commitments) ..........................................  $____________
39.  Lesser of Line 38 or ___%/3/ of Line 33........................................................... $____________
40.  Borrowing Base:  Sum of Line 36 plus Line 37 plus Line 39......................................... $____________
41.  Outstanding Principal Amount of Advances.......................................................... $____________
42.  Outstanding Letter of Credit Liabilities.......................................................... $____________
43.  Sum of Line 41 plus Line 42....................................................................... $____________
44.  Available Credit Amount or amount to be paid if negative
     (the lesser of the Commitments or Line 40, minus Line 43): ....................................... $____________




  The Borrower further represents and warrants to the Agent and the Banks that the representations and warranties contained in Article VIII of the Loan Agreement are true and correct on and as of the date of this Borrowing Base Report as if made on and as of the date hereof, and that no Default has occurred and is continuing.

Date:  _______________                NATIONAL AUTO CENTER, INC.


                                      By:____________________________________
                                         Name:_______________________________
                                         Title:______________________________



_________________________________________
     /3/ At all times other than during any Exception Period, this percentage shall be 50%. During each Exception Period, this percentage shall be a percentage selected by Borrower in the Notice of Election for such Exception Period, but not to exceed (a) 65% during the period from and including the date of the Loan Agreement to and including August 30, 1996, and (b) 60% during the period from and including August 31, 1996 through the end of the Exception Period. If Line 35 is less than 65%, this percentage shall be 50%.

                                    ANNEX 8

                     Exhibit "L" (Contribution Agreement)
                     ------------------------------------

                             AMENDED AND RESTATED
                  CONTRIBUTION AND INDEMNIFICATION AGREEMENT


     THIS AMENDED AND RESTATED CONTRIBUTION AND INDEMNIFICATION AGREEMENT ("Agreement"), dated as of July 31, 1996, is entered into by and among National Auto Center, Inc., a Texas corporation ("Borrower"), CellStar Corporation, a Delaware corporation ("Parent"), CellStar, Ltd. and CellStar Fulfillment, Ltd., each a Texas limited partnership (each a "Partnership" and, collectively, the "Partnerships"), CellStar West, Inc., a Delaware corporation ("CWI"), CellStar Air Services, Inc., a Delaware corporation ("CAS"), A & S Air Services, Inc., a Delaware corporation ("A & S"), CellStar International Corporation/SA, a Delaware corporation ("CellStar SA"), AudioMex Export Corporation, a Texas corporation ("AudioMex"), CellStar International Corporation/Asia, a Delaware corporation ("CellStar International"), CellStar Fulfillment, Inc., a Delaware corporation ("Fulfillment"), and NAC Holdings, Inc., a Nevada corporation ("NAC," and together with Borrower, the Partnerships, CWI, CAS, A & S, CellStar SA, AudioMex, CellStar International, and Fulfillment, each a "Company" and, collectively, the "Companies").

                               R E C I T A L S:
                               - - - - - - - -

     A. Borrower, Parent, certain banks, and Texas Commerce Bank National Association, as agent for such banks (the "Agent"), have entered into that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Loan Agreement"), providing for loans and extensions of credit to the Borrower.

     B. The Parent and the Partnerships have each executed and delivered certain guaranties (collectively, the "Existing Guaranties"), pursuant to which each such party has guaranteed the full and prompt payment and performance of the Guaranteed Indebtedness, as such term is defined in the Existing Guaranties.

     C. Concurrently herewith, CWI, CAS, A & S, CellStar SA, AudioMex, CellStar International, Fulfillment, and NAC (each a "New Guarantor" and, collectively, the "New Guarantors") are executing and delivering a Guaranty (the "New Guaranty," and together with the Existing Guaranties, each a "Guaranty" and, collectively, the "Guaranties"), pursuant to which the New Guarantors jointly and severally guarantee the full and prompt payment and performance of the Guaranteed Indebtedness.

AMENDED AND RESTATED CONTRIBUTION AND
INDEMNIFICATION AGREEMENT - Page 1

     D. Borrower, Parent and the Partnerships heretofore entered into that certain Amended and Restated Contribution and Indemnification Agreement dated as of July 20, 1995 (the "Existing Agreement"), to effect an equitable sharing of their risk in respect of the Guaranteed Indebtedness.

     E. The parties hereto desire to amend the Existing Agreement to add each of the New Guarantors as a party thereto and have agreed, for purposes of clarity and ease of administration, to carry out the agreed upon amendments by amending the pertinent provisions of the Existing Agreement and then restating the Existing Agreement in its entirety by means of this Agreement.

                              A G R E E M E N T:
                              - - - - - - - - -

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, and the Existing Agreement is hereby amended and restated in its entirety as follows:

     1.  Capitalized terms used in this Agreement to the extent not otherwise
defined herein shall have the same meanings as in the Loan Agreement.   The
Companies other than Borrower shall be referred to herein collectively as the "Subsidiary Guarantors" and each as a "Subsidiary Guarantor."

     2. If any Subsidiary Guarantor makes a payment in respect of the Guaranteed Indebtedness, it shall have the rights of contribution and reimbursement set forth below against the other Companies and Parent, and shall be indemnified as set forth below; provided that no Subsidiary Guarantor shall
                                   --------
enforce its rights to any payment by exercising its rights of contribution, reimbursement or indemnification unless and until all the Guaranteed Indebtedness shall have been paid in full.

     3. If any Subsidiary Guarantor makes a payment in respect of the Guaranteed Indebtedness that is greater than its Pro Rata Percentage (hereinafter defined) of the Guaranteed Indebtedness, calculated as of the date such payment is made, the Subsidiary Guarantor making such payment shall have the right to receive from each of the other Companies, and the other Companies jointly and severally agree to pay to such Subsidiary Guarantor, when permitted by paragraph 2 hereof, an amount such that the net payments made by the Companies in respect of the Guaranteed Indebtedness shall be shared among the Companies pro rata in proportion to their respective Pro Rata Percentages of the Guaranteed Indebtedness. The Companies hereby jointly and severally indemnify each of the Subsidiary Guarantors and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Subsidiary Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness in excess of such Subsidiary Guarantor's respective Pro Rata Percentage of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no

AMENDED AND RESTATED CONTRIBUTION AND
INDEMNIFICATION AGREEMENT - Page 2
liability or obligation of any Company that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full. As used herein, the term "Pro Rata Percentage" shall mean, for each Company, the percentage derived by dividing (a) the amount by which the fair saleable value of its assets on May 31, 1996 exceeds its liabilities (without giving effect to its Guaranty) (such excess for each Company, its "Net Worth"), by (b) the Net Worth of all of the Companies.

     4. If any Subsidiary Guarantor makes any payment in respect of the Guaranteed Indebtedness, the Subsidiary Guarantor making such payment shall have the right to receive from the Parent, and the Parent agrees to pay to such Subsidiary Guarantor, when permitted by paragraph 2 hereof, an amount equal to such payment. The Parent hereby indemnifies each of the Subsidiary Guarantors and agrees to hold each of them harmless from and against any and all amounts which any such Subsidiary Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of the Parent that shall accrue pursuant to this Agreement shall be paid or shall be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full.

     5. Each party hereto represents and warrants to each other party hereto and to their respective successors and assigns that:

          (a) the execution, delivery and performance by each party hereto of this Agreement are within such party's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or bylaws or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such party;

          (b) this Agreement constitutes a legal, valid and binding agreement of each party hereto, enforceable against such party in accordance with its terms; and

          (c) such party has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted, will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such party's internal projections and forecasts.

AMENDED AND RESTATED CONTRIBUTION AND
INDEMNIFICATION AGREEMENT - Page 3

     6. No failure or delay by any Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

     7. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the Agent.

     8. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     10. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    BORROWER:
                                    --------

                                    NATIONAL AUTO CENTER, INC.



                                    By:______________________________________
                                        Alan H. Goldfield
                                        Chairman and Chief Executive Officer


AMENDED AND RESTATED CONTRIBUTIN AND
INDEMNIFICATION AGREEMENT - Page 4

                                     PARENT:
                                     ------

                                     CELLSTAR CORPORATION


                                     By:____________________________________
                                        Alan H. Goldfield
                                        Chairman and Chief Executive Officer

                                     PARTNERSHIPS:
                                     ------------

                                     CELLSTAR, LTD.

                                     By: National Auto Center, Inc.,
                                         its general partner



                                         By:____________________________________
                                            Alan H. Goldfield
                                            Chairman and Chief Executive Officer

                                     CELLSTAR FULFILLMENT, LTD.

                                     By: CellStar Fulfillment, Inc.,
                                         its general partner



                                         By:____________________________________
                                            Alan H. Goldfield
                                            Chairman and Chief Executive Officer

AMENDED AND RESTATED CONTRIBUTIN AND
INDEMNIFICATION AGREEMENT - Page 5

                                     NEW GUARANTORS:
                                     --------------

                                     CELLSTAR WEST, INC.



                                     By:________________________________________
                                         Alan H. Goldfield
                                         Chairman and Chief Executive Officer

                                     CELLSTAR AIR SERVICES, INC.



                                     By:________________________________________
                                         Alan H. Goldfield
                                         Chairman and Chief Executive Officer

                                     A & S AIR SERVICES, INC.



                                     By:_______________________________________
                                         Alan H. Goldfield
                                         Chairman and Chief Executive Officer

                                     CELLSTAR INTERNATIONAL
                                       CORPORATION/SA



                                     By:________________________________________
                                         Alan H. Goldfield
                                         Chairman and Chief Executive Officer

                                     AUDIOMEX EXPORT CORPORATION



                                     By:________________________________________
                                         Alan H. Goldfield
                                         Chairman and Chief Executive Officer

AMENDED AND RESTATED CONTRIBUTION AND
INDEMNIFICATION AGREEMENT - Page 6

                                     CELLSTAR INTERNATIONAL
                                      CORPORATION/ASIA



                                     By:_______________________________________
                                        Alan H. Goldfield
                                        Chairman and Chief Executive Officer

                                        CELLSTAR FULFILLMENT, INC.



                                     By:_______________________________________
                                        Alan H. Goldfield
                                        Chairman and Chief Executive Officer


                                     NAC HOLDINGS, INC.



                                     By:________________________________________
                                        Name:___________________________________
                                        Title:__________________________________


AMENDED AND RESTATED CONTRIBUTION AND
INDEMNIFICATION AGREEMENT - Page 7

                                    ANNEX 9

             Exhibit "E-10" (Security Agreement of New Guarantors)
             -----------------------------------------------------

                       NEW GUARANTORS SECURITY AGREEMENT
                       ---------------------------------


     THIS NEW GUARANTORS SECURITY AGREEMENT (this "Agreement") dated as of July 31, 1996, is by and between the undersigned debtors (collectively, the "Debtors" and each a "Debtor") and Texas Commerce Bank National Association, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and, collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent").

                               R E C I T A L S:
                               - - - - - - - -

     A. National Auto Center, Inc., a Texas corporation (the "Borrower"), CellStar Corporation, a Delaware corporation (the "Parent"), the Agent and the Banks heretofore entered into that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Loan Agreement").

     B. Pursuant to the Loan Agreement, the Agent and the Banks have extended credit to the Borrower.

     C. Concurrently herewith, the Borrower, the Parent, the Agent and the Banks are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

     D. The Agent and the Banks have conditioned their obligations to extend further credit under the Loan Agreement and the effectiveness of the Second Amendment upon the execution and delivery by each Debtor of this Agreement.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.1. Definitions. As used in this Agreement, the following terms
                  -----------
have the following meanings:

          "Accounts" means any "account", as such term is defined in Section
           --------
     9.106 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of any Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by any Debtor.

          "Collateral" has the meaning specified in Section 2.1 of this
           ----------
     Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all patents, patent applications, patent rights, service marks, trademarks, trade names, trade secrets, intellectual property, registrations, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any

     Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit of any Debtor, (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by any Debtor.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor,
     (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and (e) all Documents evidencing any of the foregoing.

          "Obligations" means:
           -----------

          (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those certain Promissory Notes of even date herewith, executed by the Borrower and payable to the order of the Banks in the aggregate principal amount of $90,000,000.

          (b) the indebtedness, liabilities and obligations of each Debtor to the Agent and the Banks under the Guaranty executed by each Debtor in favor of the Agent and the Banks;

          (c)  the "Obligations" as such term is defined in the Loan Agreement;

          (d) all future Advances by the Agent or any Bank to the Borrower and the Debtors, or any of them;

          (e) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

          (f) all other obligations, indebtedness and liabilities of the Borrower and the Debtors, or any of them, to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (g) all extensions, renewals and modifications of any of the foregoing.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 10.2 of the Loan Agreement.

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2.   Terms Defined in Loan Agreement.  All capitalized terms used
                    -------------------------------
and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

                                  ARTICLE II

                               Security Interest
                               -----------------

     Section 2.1.   Security Interest.  As collateral security for the prompt
                    -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby grants to the Agent, for the pro rata benefit of the Banks, a first priority lien on and security interest in all of its personal property, including without limitation all of its right, title, and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Instruments;

          (d)  all General Intangibles;

          (e)  all Documents;

          (f)  all Inventory;

          (g)  all Equipment; and

          (h)  all Proceeds and products of any or all of the foregoing.

     Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of any Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted nonetheless remains effective to the extent allowed by
Section 9.318 of the UCC or other applicable law but is otherwise limited by that prohibition.

     Section 2.2.   Debtors Remain Liable.  Notwithstanding anything to the
                    ---------------------
contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Agent nor any Bank shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

     Each Debtor represents and warrants to the Agent that:

     Section 3.1.  Title.  The Debtors are, and with respect to Collateral
                   -----
acquired after the date hereof the Debtors will be, the legal and beneficial owners of their respective Collateral free and clear of any Lien, except Permitted Liens.

     Section 3.2.  Accounts.  Unless a Debtor has given the Agent written
                   --------
notice to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be deemed to have represented and warranted to the Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 3.3.  Financing Statements.  No financing statement, security
                   --------------------
agreement, or other Lien instrument covering all or any part of the Collateral is on file in any public office, except those filed in favor of the Agent pursuant to this Agreement or with respect to any other Permitted Liens. Except as set forth on Schedule 3 hereto, no Debtor has within the past five (5) years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement.

     Section 3.4.  Principal Place of Business.  The principal place of
                   ---------------------------
business and chief executive office of each Debtor, and the office where each Debtor keeps its books and records, is located at the address specified below the name of such Debtor on the signature pages hereof.

     Section 3.5.  Location of Collateral.  All Inventory and Equipment of
                   ----------------------
each Debtor are located at the places specified on Schedule 1 hereto. Each Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper of each Debtor have been delivered to the Agent.

     Section 3.6.  Perfection.  This Agreement creates a security interest
                   ----------
in the Collateral in favor of the Agent. Upon the filing of UCC financing statements in favor of the Agent in the jurisdictions listed on Schedule 2 attached hereto, and upon the Agent's obtaining possession of all Documents and Instruments of each Debtor, the security interest in favor of the Agent created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien, except the Permitted Liens.

     Section 3.7.  Benefit to Debtors.  The value of the consideration
                   ------------------
received and to be received by each Debtor as a result of the Borrower, the Parent, the Agent and the Banks entering into and obtaining credit under the Loan Agreement and the Second Amendment and the Debtors executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of such Debtor hereunder, and such liability and obligation and the Borrower's entering into and obtaining credit under the Loan Agreement and the Second Amendment have benefited and may reasonably be expected to benefit each Debtor directly and indirectly.

     Section 3.8.  Loan Agreement.  Each and every representation and
                   --------------
warranty contained in the Loan Agreement is true and correct in all respects.


                                  ARTICLE IV

                                   Covenants
                                   ---------

     The Debtors jointly and severally covenant and agree with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

     Section 4.1.  Encumbrances.  No Debtor shall create, permit, or suffer
                   ------------
to exist, and each Debtor shall defend the Collateral against, any Lien on the Collateral, except the Permitted Liens, and each Debtor shall defend its rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. No Debtor shall do anything to impair the rights of the Agent in the Collateral.

     Section 4.2.  Modification of Accounts.  Each Debtor shall, in
                   ------------------------
accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Agent, no Debtor shall (a) grant any extension of time for any payment with respect to any of the Accounts, except for extensions of time granted in the ordinary course of such Debtor's business for payment with respect to Accounts not included in the Borrowing Base, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, except for compromise, compound or settlement in the ordinary course of business of Accounts not included in the Borrowing Base, (c) release, in whole or in part, any Person liable for payment thereof, except in connection with settlements permitted by clause (b) above, (d) allow any credit or discount for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account, except in connection with settlements permitted by clause (b) above.

     Section 4.3.  Disposition of Collateral.  No Debtor shall sell, lease,
                   -------------------------
assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Agent, except as expressly permitted by the Loan Agreement.

     Section 4.4.  Further Assurances.  At any time and from time to time,
                   ------------------
upon the request of the Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments, agreements, and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement. Without limiting the generality of the foregoing, each Debtor shall (a) execute and deliver to the Agent such financing statements as the Agent may from time to time require; (b) deliver and pledge to the Agent all Documents (including, without limitation, negotiable documents of title) evidencing Inventory or Equipment; (c) deliver and pledge to the Agent all Instruments and Chattel Paper of such Debtor with any necessary endorsements; and (d) execute and deliver to the Agent such other documents, instruments, and agreements as the Agent may require to perfect and maintain the validity, effectiveness, and priority of the Loan Documents and the Liens intended to be created thereby. Each Debtor authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

       Section 4.5.  Risk of Loss; Insurance.  The Debtors shall be
                     -----------------------
responsible for any loss or damage to the Collateral. The Debtors shall, at their own expense, maintain or cause to be maintained insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent, for the pro rata benefit of the Banks and the Debtor as their interests may appear. Each policy for property insurance shall contain loss payable clauses and a loss payable endorsement in favor of the Agent, for the pro rata benefit of the Banks, as its interest may appear. If the Debtors shall fail to maintain or cause to be maintained the insurance required by this Agreement, the Agent shall have the right (but shall be under no obligation) to obtain such insurance and the Debtors jointly and severally agree to reimburse the Agent for all costs and expenses incurred by the Agent in obtaining such insurance. All such insurance shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Agent has received thirty (30) days prior written notice thereof. The Debtors shall deliver to the Agent and each Bank copies of all insurance policies required by this Agreement.

     Section 4.6.  Inspection Rights.  Each Debtor shall permit the Agent,
                   -----------------
each Bank and their respective representatives to examine, inspect, and audit the Collateral and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as the Agent or any such Bank may desire during normal business hours. The Agent and each Bank may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor's Accounts.

     Section 4.7.  Mortgagee's and Landlord's Agreements.  With respect to
                   -------------------------------------
each location of Inventory having an aggregate value of $100,000 or more, as specified on Schedule 1 hereto, each Debtor shall cause each mortgagee of real property owned by such Debtor and each landlord of real property leased by such Debtor who has not previously done so to execute and deliver to the Agent, on or before the date hereof, instruments satisfactory in form and substance to the Agent by which such mortgagee or landlord waives its rights, if any, in the Collateral (each, a "Landlord's Agreement"); provided, however that CellStar West, Inc. shall exert its best efforts to cause CPD, Inc. and each landlord of the location at 31035 Genstar Road, Hayward, California 94544, to execute and deliver to the Agent, on or before September 30, 1996, Landlord's Agreements (or a similar agreement with respect to CPD, Inc.). After the date hereof, each Debtor shall promptly deliver or cause to be delivered to the Agent Landlord's Agreements in accordance with this Section for each location where the Inventory hereafter has an aggregate value of $100,000 or more. At the request of the Agent, each Debtor shall promptly deliver or cause to be delivered Landlord's Agreements for any locations where any Collateral may now or hereafter be located.

     Section 4.8.  Corporate Changes.  No Debtor shall change its name,
                   -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless such Debtor shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.9.  Books and Records; Information.  The Debtors shall keep
                   ------------------------------
accurate and complete books and records of the Collateral and the Debtors' business and financial condition in accordance with GAAP. Each Debtor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and such Debtor as the Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Each Debtor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

     Section 4.10.  Equipment and Inventory.
                    -----------------------

          (a) The Debtors shall keep the Equipment and Inventory at the locations specified on Schedule 1 hereto or, upon thirty (30) days prior written notice to the Agent, at such other places within the United States of America where all action required to perfect the Agent's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

          (b) The Debtors shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted). None of the Debtors shall permit any waste or destruction of the Equipment or Inventory or any part thereof. None of the Debtors shall permit the Equipment or Inventory to be used in violation of any law, rule, or regulation or inconsistently with the terms of any policy of insurance. None of the

     Debtors shall use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

     Section 4.11.  Warehouse Receipts Non-Negotiable.  Each Debtor agrees that
                    ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section 4.12.  Notification.  The Debtors shall promptly, and in any event
                    ------------
within five (5) days after any Debtor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

     Section 4.13.  Collection of Accounts.  Except as otherwise provided in
                    ----------------------
this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and, at the Agent's direction, shall take) such actions as the Debtors or the Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Agent shall have the right to, or upon the request of the Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Agent) under arrangements in form and substance satisfactory to the Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor shall promptly deliver such Proceeds to the Agent, for the pro rata benefit of the Banks, with any necessary endorsements. Until such Proceeds are delivered to the Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Collateral received by the Agent pursuant to this Section may at the option of the Required Banks in the exercise of their absolute discretion, (i) be applied by the Agent and the Banks to their respective Obligations in such order and manner as they may elect in their absolute discretion, or (ii) be deposited to the credit of any Debtor and held as collateral for the Obligations or permitted to be used by such Debtor in the ordinary course of its business.

                                   ARTICLE V

                              Rights of the Agent
                              -------------------

     Section 5.1.  Power of Attorney.  Each Debtor hereby irrevocably
                   -----------------
constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Agent the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor and whether or not an Event of Default has occurred and is continuing (except as otherwise expressly provided below).

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to any Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against any Debtor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 5.2.  Setoff; Property Held by the Agent and the Banks. If an Event
                   ------------------------------------------------
of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to such Debtor whether or not the Obligations are then due. As additional security for the Obligations, each Debtor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Agent or any Bank, including without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, each Debtor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) of such Debtor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to such Debtor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

     Section 5.3.  Performance by the Agent. If any Debtor shall fail to perform
                   ------------------------
any covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of such Debtor. In such event, the Debtors shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

     Section 5.4.  Subrogation. If any of the Obligations are given in renewal
                   -----------
or extension or applied toward the payment of indebtedness secured by any Lien, Agent and the Banks shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 5.5.  Agent's Duty of Care.  Other than the exercise of reasonable
                   --------------------
care and the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by any Debtor, and no refusal by the Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.

                                  ARTICLE VI

                                    Default
                                    -------

       Section 6.1. Rights and Remedies. If an Event of Default shall have
                    -------------------
occurred and be continuing, the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Agent, each Debtor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to such Debtor and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtors shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. The Debtors shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full. The Agent and the Banks may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Each Debtor waives all rights of marshalling, valuation, and appraisal in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                                  ARTICLE VII

                                 Miscellaneous
                                 -------------

       Section 7.1. Expenses. The Debtors hereby jointly and severally agree to
                    --------
pay on dema nd: (a) all reasonable costs and out-of-pocket expenses of the Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent, (b) all costs and out-of-pocket expenses of the Agent and the Banks, or any of them in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks, or any of them, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all reasonable costs, out-of-pocket expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable costs and out-of-pocket expenses incurred by the Agent in connection with this Agreement or any other Loan Document, including, without limitation, all fees, costs, out-of-pocket expenses, and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral.

       Section 7.2. INDEMNIFICATION. THE DEBTORS HEREBY JOINTLY AND SEVERALLY
                    ---------------
AGREE TO INDEMNIFY THE AGENT AND EACH BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, AND PARTICIPANTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, INTEREST, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND AMOUNTS PAID IN SETTLEMENT TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY DEBTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, ANY DEBTOR OR ANY SUBSIDIARY, (E) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (F) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE AGENT OR ANY BANK OR ANY OF THEIR RESPECTIVE CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (G) ANY INVESTIGATION, LITIGATION, OR OTHER

PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING; PROVIDED, HOWEVER THAT NO PERSON TO BE INDEMNIFIED HEREUNDER SHALL HAVE THE RIGHT TO BE INDEMNIFIED FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

     Section 7.3.  Limitation of Liability.  None of the Agent, any Bank, or any
                   -----------------------
Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and each Debtor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by such Debtor in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Debtor hereby waives, releases, and agrees not to sue the Agent or any Bank or any of their respective Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section 7.4.  No Fiduciary Relationship.  The relationship between each
                   -------------------------
Debtor and each Bank with respect to the Loan Documents and the transactions governed thereby is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with any Debtor with respect to the Loan Documents and the transactions governed thereby, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Debtor and any Bank with respect to the Loan Documents and the transactions governed thereby to be other than that of debtor and creditor.

     Section 7.5.  No Waiver; Cumulative Remedies.  No failure on the part of
                   ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.6.  Successors and Assigns; Parties Bound.  This Agreement shall
                   -------------------------------------
be binding upon and inure to the benefit of the Debtors and the Agent and their respective heirs, successors, and assigns, except that the Debtors may not assign any of their rights or obligations under this

Agreement without the prior written consent of the Agent. The Debtors' obligations and agreements hereunder are joint and several. The provisions of this Agreement shall apply to each Debtor, individually and collectively.

     Section 7.7.  ENTIRE AGREEMENT; AMENDMENT; CONTROLLING AGREEMENT.  THIS
                   --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control.

     Section 7.8.  Notices.  All notices and other communications provided for
                   -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the address specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section 7.9.  GOVERNING LAW; VENUE.  THIS AGREEMENT SHALL BE GOVERNED BY
                   --------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

     Section 7.10.  Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.11.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of any Debtor herein or the right of the Agent or any Bank to rely upon them.

       Section 7.12.  Counterparts.  This Agreement may be executed in any
                      ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       Section 7.13.  Waiver of Bond.  In the event the Agent seeks to take
                      --------------
possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.14.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.15.  Termination.  If all of the Obligations shall have been paid
                    -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of the Borrower, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.16.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              DEBTORS:
                              -------

                              CELLSTAR AIR SERVICES, INC.,
                              a Delaware corporation



                              By:__________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas 75006
                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              A&S AIR SERVICES, INC.,
                              a Delaware corporation



                              By:__________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas 75006
                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              CELLSTAR INTERNATIONAL
                              CORPORATION/SA,
                              a Delaware corporation




                              By:__________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M . Gozia

                              AUDIOMEX EXPORT CORPORATION,
                              a Texas corporation




                              By:__________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              CELLSTAR INTERNATIONAL
                              CORPORATION/ASIA,
                              a Delaware corporation



                              By:__________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              CELLSTAR FULFILLMENT, INC.,
                              a Delaware corporation



                              By:__________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              NAC HOLDINGS, INC.,
                              a Nevada corporation

                              By:__________________________________________
                                 Name:_____________________________________
                                 Title:____________________________________

                              Address:    1325 Airmotive Way
                                          Reno, Nevada  89502
                              Fax No.:    (702) 322 8808
                              Phone No.:  (702) 322-3221
                              Attention:  Secretary

                              CELLSTAR WEST, INC.,
                              a Delaware corporation



                              By:__________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006
                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              AGENT:
                              -----

                              TEXAS COMMERCE BANK
                                NATIONAL ASSOCIATION, as Agent



                              By:_________________________________________
                                 J. Kevin Kelty
                                 Senior Vice President

                              Address for Notices:

                              2200 Ross Avenue
                              Post Office Box 660197
                              Dallas, Texas   75266-0197
                              Fax No.:        (214) 965-2997
                              Telephone No.:  (214) 965-2705
                              Attention:      Allen K. King

                                  Schedule 1

                      LOCATION OF EQUIPMENT AND INVENTORY
                      -----------------------------------


                     Locations of Equipment and Inventory
                 having an aggregate value of $100,000 or more
                 ---------------------------------------------


               Debtor                              Locations
               ------                              ---------


          CellStar West, Inc.                   31035 Genstar Road
                                                Hayward, California  94544


                      Locations of Equipment and Inventory
                having an aggregate value of less than $100,000
                -----------------------------------------------



               Debtor                              Locations
               ------                              ---------


          CellStar West, Inc.             2417 Front Street
                                          W. Sacramento, California 95691

                                          4704 W. Jennifer, Suite 105
                                          Fresno, California  93722

                                          2646 West Lane, #A
                                          Stockton, California  95205

                                  Schedule 2


                           Jurisdictions for Filing
                          UCC-1 Financing Statements
                          --------------------------

Debtor                                            Jurisdiction
------                                            ------------
CellStar Air Services,Inc.                   Secretary of State of Texas
A&S Air Services, Inc.                       Secretary of State of Texas
CellStar International Corporation/SA        Secretary of State of Texas
Audiomex Export Corporation                  Secretary of State of Texas
CellStar International Corporation/Asia      Secretary of State of Texas
CellStar Fulfillment, Inc.                   Secretary of State of Texas
CellStar Fulfillment, Inc.                   Secretary of State of Maine
NAC Holdings, Inc.                           Secretary of State of Texas
NAC HOldings, Inc.                           Secretary of State of Nevada
CellStar West, Inc.                          Secretary of State of Texas
CellStar West, Inc.                          Secretary of State of California

SCHEDULE 2, Jurisdictions for Filing UCC-1 Financing Statements - Solo Page

                                  SCHEDULE 3

                        TRADE NAMES AND PREVIOUS NAMES
                        ------------------------------

                                     NONE

SCHEDULE 3, Additional Names and Trade Names - Solo Page

                                   ANNEX 10

                   Exhibit "E-11" (Parent Pledge Agreement)
                   ----------------------------------------

                                PLEDGE AGREEMENT
                                ----------------


      THIS PLEDGE AGREEMENT ("Agreement") dated as of July 31, 1996, is by and between CELLSTAR CORPORATION, a Delaware corporation (the "Pledgor"), whose address is 1730 Briercroft, Carrollton, Texas 75006, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent"), whose address is 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197.

                                R E C I T A L S:
                                - - - - - - - -

      A. National Auto Center, Inc., a Texas corporation (the "Borrower"), Pledgor, the Agent, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement").

      B. Concurrently herewith, the Borrower, Pledgor, the Agent, and the Banks are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

      C. As a condition to the Second Amendment, Pledgor is required to execute and deliver this Agreement.

                               A G R E E M E N T:
                               - - - - - - - - -

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PLEDGE AGREEMENT - Page 1

                                   ARTICLE I

                          Security Interest and Pledge
                          ----------------------------

      Section 1.1.  Terms Defined in Loan Agreement.  All capitalized terms
                    -------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

      Section 1.2.  Security Interest and Pledge.  Subject to the terms of
                    ----------------------------
this Agreement, Pledgor hereby pledges and grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

              (a) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by the Borrower, now owned or hereafter acquired by Pledgor, including without limitation 100 shares of common capital stock of the Borrower evidenced by certificate no. 003;

              (b) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by CellStar Air Services, Inc., a Delaware corporation ("CAS"), now owned or hereafter acquired by Pledgor, including without limitation 100,000 shares of common capital stock of CAS evidenced by certificate no. 001;

              (c) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by any Subsidiary of Pledgor not named above, except Foreign Subsidiaries and holding companies of Foreign Subsidiaries, now owned or hereafter acquired by Pledgor;

              (d) All present and future issued and outstanding shares of non-voting capital stock or other non-voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

              (e) Sixty-five percent (65%) of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

              (f) All present and future increases, profits, combinations, reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

PLEDGE AGREEMENT - Page 2

              (g) All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any of the foregoing.

      Section 1.3.  Obligations. The security interest granted, ratified and
                    -----------
confirmed hereby is to secure the payment or performance of the following obligations, indebtedness, and liabilities of Borrower and Pledgor, or either of them, to the Agent, now existing or hereafter arising (all of such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):

              (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those certain Promissory Notes executed by the Borrower pursuant to the Loan Agreement and payable to the order of the Banks in the aggregate principal amount of $90,000,000.00;

              (b) the indebtedness, liabilities and obligations of the Pledgor to the Agent and the Banks under that certain Guaranty of even date herewith, executed by the Pledgor and the other guarantors named therein in favor of the Agent and the Banks;

              (c) the indebtedness, liabilities and obligations of the Borrower to the Agent and the Banks pursuant to the Loan Agreement;

              (d) all of the "Obligations," as such term is defined in the Loan Agreement;

              (e) all future Advances by the Agent or any Bank to the Borrower and Pledgor, or either of them;

              (f) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

              (g) all other obligations, indebtedness and liabilities of the Borrower and Pledgor, or either of them, to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

              (h) all extensions, renewals and modifications of any of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower.

PLEDGE AGREEMENT - Page 3

                                 ARTICLE II

                         Representations and Warranties
                         ------------------------------

Pledgor represents and warrants to the Agent that:


      Section 2.1.  Title.  Pledgor owns, and with respect to Collateral
                    -----
acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien or claim or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

      Section 2.2.  Financing Statements. No financing statement covering any of
                    --------------------
the Collateral or its proceeds, except financing statements naming the Agent as secured party, is on file in any public office. So long as any amount remains unpaid on any Obligations or the Agent has any Commitment, Pledgor will not execute or file, or consent to or permit the filing of, any such financing statement or statements in any public office, except the financing statement filed or to be filed with respect to the security interest hereby granted.

      Section 2.3.  Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

      Section 2.4.  Percentage of Stock.  The shares of capital stock
                    -------------------
included in the Collateral constitute one hundred percent (100%) of the issued and outstanding shares of capital stock of the Borrower and CAS.

      Section 2.5.  First Priority Perfected Security Interest.  Upon the
                    ------------------------------------------
filing of UCC financing statements and Agent's taking possession of the certificates representing the stock included in the Collateral, this Agreement creates in favor of the Agent a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

      Section 2.6.  Benefit to Pledgor.  The value of the consideration
                    ------------------
received and to be received by the Pledgor as a result of the Borrower, the Pledgor, the Agent and the Banks entering into the Loan Agreement and the Second Amendment and the Pledgor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Pledgor hereunder. Such liability and obligation and the Borrower's entering into the Loan Agreement and the Second Amendment have benefitted and may reasonably be expected to benefit the Pledgor directly and indirectly.

PLEDGE AGREEMENT - Page 4

                                 ARTICLE III

                       Affirmative and Negative Covenants
                       ----------------------------------

      Pledgor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

      Section 3.1.  Delivery. Prior to or concurrently with the execution and
                    --------
delivery of this Agreement, Pledgor shall deliver to the Agent all certificates identified in subsections (a) and (b) of Section 1.2 hereof and all other certificates evidencing any other Collateral existing on the date hereof, accompanied by undated stock powers duly executed in blank.

      Section 3.2.  Encumbrances. Pledgor shall not create, permit, or suffer to
                    ------------
exist, and shall defend the Collateral against, any Lien on the Collateral except the Permitted Liens, and shall defend Pledgor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. Pledgor shall do nothing to impair the rights of the Agent in the Collateral.

      Section 3.3.  Disposition of Collateral. Pledgor shall not sell, assign
                    -------------------------
(by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to the Collateral or any part thereof without the prior written consent of the Agent.

      Section 3.4.  Distributions. If Pledgor shall become entitled to receive
                    -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as the Agent's agent and to hold the same in trust for the Agent, and to deliver the same forthwith to the Agent in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Agent as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or winding up of any issuer of Collateral shall be paid over to the Agent to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of any issuer of Collateral or pursuant to any reorganization of any issuer of Collateral, the property so distributed shall be delivered to the Agent to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

      Section 3.5.  Further Assurances. At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and

PLEDGE AGREEMENT - Page 5
filing of such financing statements as the Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends and distributions under Section 4.3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to the Agent such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by the Agent pursuant to the terms of this Agreement. The Agent shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

      Section 3.6.  Inspection Rights. Pledgor shall permit the Agent and its
                    -----------------
representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as the Agent may desire during normal business hours.

      Section 3.7.  Notification. Pledgor shall promptly, and in any event
                    ------------
within five (5) days after Pledgor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

      Section 3.8.  Books and Records; Information.  Pledgor shall keep
                    ------------------------------
accurate and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and Pledgor as the Agent may request. Pledgor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

      Section 3.9.  Additional Securities.  Pledgor shall not consent to or
                    ---------------------
approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                   ARTICLE IV

                          Rights of Agent and Pledgor
                          ---------------------------

      Section 4.1.  Power of Attorney. Pledgor hereby irrevocably constitutes
                    -----------------
and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Pledgor hereby gives the Agent the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgor, and whether or not an Event of Default has occurred or is continuing (except as otherwise expressly provided below):

PLEDGE AGREEMENT - Page 6

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

         (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

        (iii) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of any issuer of Collateral and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; and (J) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

      This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and

PLEDGE AGREEMENT - Page 7
realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Pledgor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken provided that any failure by the Agent to so notify Pledgor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

      Section 4.2.  Voting Rights.  Unless and until an Event of Default shall
                    -------------
have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement.

      Section 4.3.  Dividends and Distributions.  Unless and until an Event of
                    ---------------------------
Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends and distributions on the Collateral paid in cash to the extent and only to the extent that such dividends and distributions are permitted by the Loan Agreement, except as provided in Section 3.4 hereof.

      Section 4.4.  Setoff; Property Held by Agent and the Banks.  If an Event
                    --------------------------------------------
of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of Pledgor now or hereafter held by the Agent or any Bank, including, without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, Pledgor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to Pledgor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

      Section 4.5.  Performance by Agent.  If Pledgor shall fail to perform any
                    --------------------
covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of Pledgor. In such event, Pledgor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

      Section 4.6.  Agent's Duty of Care. Other than the exercise of reasonable
                    --------------------
care in the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any

PLEDGE AGREEMENT - Page 8
matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Pledgor, and no refusal by the Agent to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V

                                    Default
                                    -------

      Section 5.1.  Rights and Remedies.  If any Event of Default shall occur,
                    -------------------
the Agent shall have the following rights and remedies:

              (i) In addition to all other rights and remedies granted to the Agent in this Agreement and in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of the Agent, Pledgor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to Pledgor and the Agent. Pledgor agrees that the Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. The Agent may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

PLEDGE AGREEMENT - Page 9

              (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

              (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

              (iv) The Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to the Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.

              (v) The Agent may notify or require Pledgor to notify parties obligated under any accounts, instruments, contracts or agreements which are part of the Collateral to make payment directly to the Agent, and the Agent may take possession of all proceeds of any such instruments and contracts in Pledgor's possession. Any such payments or distributions received by Pledgor after an Event of Default shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

              (vi) Pledgor hereby acknowledges and confirms that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. The Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

              (vii) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

              (viii)The Agent may subrogate to all of Pledgor's interests, rights, and remedies with respect to any of the Collateral.

PLEDGE AGREEMENT - Page 10

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

      Section 6.1.  No Waiver; Cumulative Remedies.  No failure on the part
                    ------------------------------
of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      Section 6.2.  Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of Pledgor and the Agent and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

      Section 6.3.  AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT EMBODIES
                    ---------------------------
THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

      Section 6.4.  Notices.  All notices and other communications provided
                    -------
for in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

      Section 6.5.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

      Section 6.6.  Headings.  The headings, captions, and arrangements used
                    --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

PLEDGE AGREEMENT - Page 11

      Section 6.7.  Survival. All representations and warranties made in this
                    --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Pledgor herein or the right of the Agent or any Bank to rely upon them .

      Section 6.8.  Counterparts.  This Agreement may be executed in any
                    ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 6.9.  Severability.  Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 6.10. Construction.  Pledgor and the Agent acknowledge that
                    ------------
each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and the Agent.

      Section 6.11. Termination.  If all of the Obligations shall have been
                    -----------
paid and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of Pledgor, execute and deliver to Pledgor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

      Section 6.12. WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED
                    --------------------
BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

PLEDGE AGREEMENT - Page 12

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                       PLEDGOR:
                                       -------

                                       CELLSTAR CORPORATION



                                       By:
                                          ______________________________________
                                          Alan H. Goldfield
                                          Chairman and Chief Executive Officer

                                       Address for Notices:

                                       1730 Briercroft
                                       Carrollton, Texas   75006
                                       Fax No.:    (214) 466-0288
                                       Telephone No.:  (214) 466-5000
                                       Attention:    Richard M. Gozia

                                       AGENT:
                                       -----

                                       TEXAS COMMERCE BANK
                                       NATIONAL ASSOCIATION, as Agent



                                       By:
                                          ______________________________________
                                          J. Kevin Kelty
                                          Senior Vice President

                                       Address for Notices:

                                       2200 Ross Avenue
                                       Post Office Box 660197
                                       Dallas, Texas   75266-0197
                                       Fax No.:  (214) 965-2997
                                       Telephone No.:  (214) 965-2705
                                       Attention:  Allen K. King

PLEDGE AGREEMENT - Page 13

                                   ANNEX 11

                     Exhibit "E-12" (CAS Pledge Agreement)
                     -------------------------------------

                               PLEDGE AGREEMENT
                               ----------------


       THIS PLEDGE AGREEMENT ("Agreement") dated as of July 31, 1996, is by and between CELLSTAR AIR SERVICES, INC., a Delaware corporation (the "Pledgor"), whose address is 1730 Briercroft, Carrollton, Texas 75006, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), not in its individual capacity but solely as agent for itself and each of the other banks or lending institutions (each, a "Bank" and collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof (TCB in such capacity, together with its successors in such capacity, the "Agent"), whose address is 2200 Ross Avenue, Post Office Box 660197, Dallas, Texas 75266-0197.

                               R E C I T A L S:
                               ---------------

       A. National Auto Center, Inc., a Texas corporation (the "Borrower"), CellStar Corporation, a Delaware corporation (the "Parent"), the Agent, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement").

       B. Concurrently herewith, the Borrower, the Parent, the Agent, and the Banks are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment").

       C. As a condition to the Second Amendment, Pledgor is required to execute and deliver this Agreement.

                              A G R E E M E N T:
                              -----------------

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


PLEDGE AGREEMENT - Page 1

                                   ARTICLE I

                         Security Interest and Pledge
                         ----------------------------

      Section 1.1.       Terms Defined in Loan Agreement.  All capitalized terms
                         -------------------------------
used and not otherwise defined herein shall have their respective meanings as specified in the Loan Agreement.

      Section 1.2.       Security Interest and Pledge.  Subject to the terms of
                         ----------------------------
this Agreement, Pledgor hereby pledges and grants to the Agent, for the pro rata benefit of the Banks, a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

       (a) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by A & S Air Services, Inc., a Delaware corporation ("A&S"), including without limitation 3,000 shares of common capital stock of A&S evidenced by certificate number 4;

       (b) All present and future issued and outstanding shares of capital stock or other equity or investment securities issued by any Subsidiary of Pledgor not named above, except Foreign Subsidiaries and holding companies of Foreign Subsidiaries, now owned or hereafter acquired by Pledgor;

       (c) All present and future issued and outstanding shares of non-voting capital stock or other non-voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

       (d) Sixty-five percent (65%) of all present and future issued and outstanding shares of voting capital stock or other voting equity or investment securities issued by any Subsidiary of Pledgor not named above which is a holding company of any Foreign Subsidiary, now owned or hereafter acquired by Pledgor;

       (e) All present and future increases, profits, combinations, reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

       (f) All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any of the foregoing.

      Section 1.3.       Obligations.  The security interest granted, ratified
                         -----------
and confirmed hereby is to secure the payment or performance of the following obligations, indebtedness, and liabilities of Borrower and Pledgor, or either of them, to the Agent, now existing or hereafter arising (all


PLEDGE AGREEMENT - PAGE 2
of such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):

       (a) the indebtedness, liabilities and obligations of the Borrower to the Banks evidenced by those certain Promissory Notes executed by the Borrower pursuant to the Loan Agreement and payable to the order of the Banks in the aggregate principal amount of $90,000,000.00;

       (b) the indebtedness, liabilities and obligations of the Pledgor to the Agent and the Banks under that certain Guaranty of even date herewith, executed by the Pledgor and the other guarantors named therein in favor of the Agent and the Banks;

       (c) the indebtedness, liabilities and obligations of the Borrower and Pledgor, or either of them, to the Agent and the Banks pursuant to the Loan Agreement;

       (d) all of the "Obligations," as such term is defined in the Loan Agreement;

       (e) all future Advances by the Agent or any Bank to the Borrower and Pledgor, or either of them;

       (f) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by the Agent or any Bank to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement;

       (g) all other obligations, indebtedness and liabilities of the Borrower and Pledgor, or either of them, to the Agent or any Bank under any of the Loan Documents, now existing or hereafter arising, regardless of whether such obligations, indebtedness and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

       (h) all extensions, renewals and modifications of any of the foregoing.

Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to the Agent or any Bank but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower.

                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

      Pledgor represents and warrants to the Agent that:

      Section 2.1.  Title.  Pledgor owns, and with respect to Collateral
                    -----
acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien or claim or any right or option on the part of any third Person to purchase or otherwise acquire the


PLEDGE AGREEMENT - Page 3

Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

      Section 2.2.  Financing Statements.  No financing statement covering any
                    --------------------
of the Collateral or its proceeds, except financing statements naming the Agent as secured party, is on file in any public office. So long as any amount remains unpaid on any Obligations or the Agent has any Commitment, Pledgor will not execute or file, or consent to or permit the filing of, any such financing statement or statements in any public office, except the financing statement filed or to be filed with respect to the security interest hereby granted.

      Section 2.3.  Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

      Section 2.4.  Percentage of Stock.  The shares of capital stock included
                    -------------------
in the Collateral constitute one hundred percent (100%) of the issued and outstanding shares of capital stock of A&S.

      Section 2.5.  First Priority Perfected Security Interest.  Upon the filing
                    ------------------------------------------
of UCC financing statements and Agent's taking possession of the certificates representing the stock included in the Collateral, this Agreement creates in favor of the Agent a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

      Section 2.6.  Benefit to Pledgor.  The value of the consideration received
                    ------------------
and to be received by the Pledgor as a result of the Borrower, the Agent and the Banks entering into the Loan Agreement and the Second Amendment and the Pledgor executing and delivering this Agreement is reasonably worth at least as much as the liability and obligation of the Pledgor hereunder. Such liability and obligation and the Borrower's entering into the Loan Agreement and the Second Amendment have benefitted and may reasonably be expected to benefit the Pledgor directly and indirectly.

                                  ARTICLE III

                      Affirmative and Negative Covenants
                      ----------------------------------

      Pledgor covenants and agrees with the Agent that until the Obligations are paid and performed in full and all Commitments have terminated:

      Section 3.1.  Delivery.  Prior to or concurrently with the execution and
                    --------
delivery of this Agreement, Pledgor shall deliver to the Agent all certificates identified in subsection (a) of Section 1.2 hereof and all other certificates evidencing any other Collateral existing on the date hereof, accompanied by undated stock powers duly executed in blank.


PLEDGE AGREEMENT - Page 4

      Section 3.2.  Encumbrances.  Pledgor shall not create, permit, or suffer
                    ------------
to exist, and shall defend the Collateral against, any Lien on the Collateral except the Permitted Liens, and shall defend Pledgor's rights in the Collateral and the Agent's security interest in the Collateral against the claims and demands of all Persons. Pledgor shall do nothing to impair the rights of the Agent in the Collateral.

      Section 3.3.  Disposition of Collateral.  Pledgor shall not sell, assign
                    -------------------------
(by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to the Collateral or any part thereof without the prior written consent of the Agent.

      Section 3.4.  Distributions.  If Pledgor shall become entitled to receive
                    -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as the Agent's agent and to hold the same in trust for the Agent, and to deliver the same forthwith to the Agent in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Agent as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or winding up of any issuer of Collateral shall be paid over to the Agent to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of any issuer of Collateral or pursuant to any reorganization of any issuer of Collateral, the property so distributed shall be delivered to the Agent to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

      Section 3.5.  Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends and distributions under Section 4.3 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to the Agent such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by the Agent pursuant to the terms of this Agreement. The Agent shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.


PLEDGE AGREEMENT - Page 5

      Section 3.6.  Inspection Rights.  Pledgor shall permit the Agent and its
                    -----------------
representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as the Agent may desire during normal business hours.

      Section 3.7.  Notification.  Pledgor shall promptly, and in any event
                    ------------
within five (5) days after Pledgor obtains knowledge or becomes aware of any of the following, notify the Agent of (a) any Lien or claim that has attached to or been made or asserted against any of the Collateral, (b) any material damage to or loss of any of the Collateral, (c) the occurrence of any other event that could have a material adverse effect on the Collateral or the security interest created hereunder, and (d) the occurrence or existence of any Default.

      Section 3.8.  Books and Records; Information.  Pledgor shall keep accurate
                    ------------------------------
and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of the Agent deliver to the Agent such information regarding the Collateral and Pledgor as the Agent may request. Pledgor shall mark its books and records to reflect the security interest of the Agent under this Agreement.

      Section 3.9.  Additional Securities.  Pledgor shall not consent to or
                    ---------------------
approve the issuance of any additional shares of any class of capital stock of any issuer of Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                  ARTICLE IV

                          Rights of Agent and Pledgor
                          ---------------------------

      Section 4.1.  Power of Attorney.  Pledgor hereby irrevocably constitutes
                    -----------------
and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, to take any and all action and to execute any and all documents and instruments which the Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Pledgor hereby gives the Agent the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgor, and whether or not an Event of Default has occurred or is continuing (except as otherwise expressly provided below):

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;


PLEDGE AGREEMENT - Page 6

          (iii) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of any issuer of Collateral and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; and (J) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Agent will exercise its best efforts to notify Pledgor of any action taken by the Agent in its capacity as attorney-in-fact pursuant to this Section, promptly after such action is taken provided that any failure by the Agent to so notify Pledgor shall not impose any liability upon the Agent or affect its rights and remedies hereunder, at law or in equity. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.


PLEDGE AGREEMENT - Page 7

      Section 4.2.  Voting Rights.  Unless and until an Event of Default
                    -------------
shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement.


      Section 4.3.  Dividends and Distributions.  Unless and until an Event of
                    ----------------------------
Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends and distributions on the Collateral paid in cash to the extent and only to the extent that such dividends and distributions are permitted by the Loan Agreement, except as provided in Section 3.4 hereof.

      Section 4.4.  Setoff; Property Held by Agent and the Banks.  If an Event
                    --------------------------------------------
of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants the Agent and each Bank a security interest in all money, instruments, and other property of Pledgor now or hereafter held by the Agent or any Bank, including, without limitation, property held in safekeeping. In addition to the Agent's or any Bank's right of setoff and as further security for the Obligations, Pledgor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to Pledgor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent or any Bank may have.

      Section 4.5.  Performance by Agent.  If Pledgor shall fail to perform any
                    --------------------
covenant or agreement contained in this Agreement, the Agent may perform or attempt to perform such covenant or agreement on behalf of Pledgor. In such event, Pledgor shall, at the request of the Agent, promptly pay any amount expended by the Agent in connection with such performance or attempted performance to the Agent, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Agent shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

      Section 4.6.  Agent's Duty of Care. Other than the exercise of reasonable
                    --------------------
care in the physical custody of the Collateral while held by the Agent hereunder, the Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Agent in complying with any such request by Pledgor, and no refusal by the


PLEDGE AGREEMENT - Page 8

Agent to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V

                                    Default
                                    -------

      Section 5.1.   Rights and Remedies.  If any Event of Default shall occur,
                     -------------------
the Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Agent in this Agreement and in any other Loan Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent may
      (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of the Agent, Pledgor shall assemble the Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to Pledgor and the Agent. Pledgor agrees that the Agent shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. The Agent may apply the Collateral against the Obligations in such order and manner as the Agent may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

          (ii) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (iii) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.


PLEDGE AGREEMENT - Page 9

          (iv) The Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to the Agent, if requested by the Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Agent.

          (v) The Agent may notify or require Pledgor to notify parties obligated under any accounts, instruments, contracts or agreements which are part of the Collateral to make payment directly to the Agent, and the Agent may take possession of all proceeds of any such instruments and contracts in Pledgor's possession. Any such payments or distributions received by Pledgor after an Event of Default shall, until paid or delivered to the Agent, be held by Pledgor in trust as additional security for the Obligations.

          (vi) Pledgor hereby acknowledges and confirms that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. The Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

          (vii) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

          (viii) The Agent may subrogate to all of Pledgor's interests, rights, and remedies with respect to any of the Collateral.

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

      Section 6.1.   No Waiver; Cumulative Remedies.  No failure on the part of
                     ------------------------------
the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights


PLEDGE AGREEMENT - Page 10
and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      Section 6.2.   Successors and Assigns.  This Agreement shall be binding
                     ----------------------
upon and inure to the benefit of Pledgor and the Agent and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

      Section 6.3.   AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT EMBODIES THE
                     ---------------------------
FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

      Section 6.4.   Notices.  All notices and other communications provided for
                     -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

      Section 6.5.   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                     -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS.

      Section 6.6.   Headings.  The headings, captions, and arrangements used in
                     --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

      Section 6.7.   Survival.  All representations and warranties made in this
                     --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by the Agent or any Bank shall affect the representations and warranties of Pledgor herein or the right of the Agent or any Bank to rely upon them.

      Section 6.8.   Counterparts.  This Agreement may be executed in any number
                     ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


PLEDGE AGREEMENT - Page 11

      Section 6.9.   Severability.  Any provision of this Agreement which is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 6.10.  Construction.  Pledgor and the Agent acknowledge that each
                     ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and the Agent.

      Section 6.11.  Termination. If all of the Obligations shall have been paid
                     -----------
and performed in full and all Commitments shall have expired or terminated, the Agent shall, upon the written request of Pledgor, execute and deliver to Pledgor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

      Section 6.12.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                     --------------------
APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                   PLEDGOR:
                                   -------

                                   CELLSTAR AIR SERVICES, INC.



                                   By:________________________________
                                      Alan H. Goldfield
                                      Chairman and Chief Executive Officer


PLEDGE AGREEMENT - Page 12

                                   Address for Notices:

                                   1730 Briercroft
                                   Carrollton, Texas 75006
                                   Fax No.:        (214) 466-0288
                                   Telephone No.:  (214) 466-5000
                                   Attention:      Richard M. Gozia

                                   AGENT:
                                   -----

                                   TEXAS COMMERCE BANK
                                   NATIONAL ASSOCIATION, as Agent



                                   By:__________________________________
                                      J. Kevin Kelty
                                      Senior Vice President


                                   Address for Notices:

                                   2200 Ross Avenue
                                   Post Office Box 660197
                                   Dallas, Texas 75266-0197
                                   Fax No.:        (214) 965-2997
                                   Telephone No.:  (214) 965-2705
                                   Attention:      Allen K. King


PLEDGE AGREEMENT - Page 13

                                   ANNEX 12

                  Exhibit "F-3" (Guaranty of New Guarantors)
                  ------------------------------------------

                                   GUARANTY
                                   --------


     THIS GUARANTY ("Guaranty"), dated as of July 31, 1996, is executed by the undersigned guarantors (each a "Guarantor" and, collectively, the "Guarantors"), for the benefit of each of the banks or lending institutions (each, a "Bank" and, collectively, the "Banks") which is or may from time to time become a signatory to the Loan Agreement (hereinafter defined) or any successor or permitted assignee thereof, and Texas Commerce Bank National Association, a national banking association ("TCB"), as agent for itself and each of the other Banks (TCB in such capacity, together with its successors in such capacity, the "Agent").

     WHEREAS, National Auto Center, Inc., a Texas corporation (the "Borrower"), Cellstar Corporation, a Delaware corporation (the "Parent"), the Banks, and the Agent are parties to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996 (such Amended and Restated Loan Agreement, as the same has been and may be amended, supplemented or modified from time to time, the "Loan Agreement"); and

     WHEREAS, concurrently herewith, the Borrower, the Parent, the Banks and the Agent are entering into that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (the "Second Amendment"), pursuant to which, among other things, the Borrower's right to obtain Advances under the revolving credit facility established under the Loan Agreement is being reinstated as provided in the Second Amendment; and

     WHEREAS, as a condition to the Second Amendment, each Guarantor is required to execute and deliver this Guaranty.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee to the Agent and the Banks the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

     1. The term "Guaranteed Indebtedness", as used herein, means all of the "Obligations", as defined in the Loan Agreement. The term "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

     2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against the Agent, any Bank or any other party, or which any Guarantor may have against Borrower, the Agent, any Bank or any other party, shall be available to, or shall be asserted by, any Guarantor against the Agent, any Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

     3. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

     4. If any Guarantor becomes liable for any indebtedness owing by Borrower to the Agent or any Bank by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent and the Banks hereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Agent or any Bank of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors jointly and severally agree to promptly pay the amount due thereon to the Agent, for the pro rata benefit of the Banks, without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Agent or any Bank, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower, any Guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates to the prior indefeasible payment in full of the Guaranteed Indebtedness, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of the Agent and the Banks) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

     6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be jointly and severally payable by the Guarantors hereunder forthwith on demand by the Agent.

     7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent or any Bank to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent or any Bank to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(h) any payment by Borrower or any other party to the Agent or any Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent or any Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent or any Bank to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any Guarantor.

     8. Each Guarantor represents and warrants to the Agent and the Banks that:

          (a) Each and every representation and warranty contained in the Loan Agreement is true and correct in all respects.

          (b) The value of the consideration received and to be received by such Guarantor as a result of Borrower, the Parent, the Banks and the Agent entering into the Loan Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrower's entering into the Loan Agreement and the extensions of credit thereunder have benefited and may reasonably be expected to benefit such Guarantor directly or indirectly.

          (c) Such Guarantor has, independently and without reliance upon the Agent or any Bank and based upon such documents and information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty.

          (d) The ability of Borrower to borrow and obtain letters of credit from time to time under the Loan Agreement will enable such Guarantor to obtain credit, will benefit such Guarantor and the consolidated corporate group of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor.

          (e) As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Amended and Restated Contribution and Indemnification Agreement of even date herewith, among such Guarantor, the Parent, the Partnerships and the other Guarantors.

          (f) Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representations are supported by such Guarantor's internal projections and forecasts.

          (g) Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances.

     9. If an Event of Default shall have occurred and be continuing, the Agent and each Bank shall have the right to set off and apply against this Guaranty or the Guaranteed

Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Bank to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent or any Bank shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent and each Bank a security interest in all money, instruments, certificates of deposit, and other property of such Guarantor now or hereafter held by the Agent and each Bank, including without limitation, property held in safekeeping. In addition to the Agent's and each Bank's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Agent and each Bank a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Agent or any Bank and all other sums at any time credited by or owing from the Agent or any Bank to such Guarantor. The rights and remedies of the Agent and each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent and each Bank may have.

     10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Agent, for the pro rata benefit of the Banks, as security for the Guaranteed Indebtedness. If any sums shall be paid to any Guarantor by Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Agent and shall forthwith be paid to the Agent, for the pro rata benefit of the Banks, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Banks against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion; provided, however, that so long as no Event of Default shall have occurred, Borrower shall be permitted to pay to any Guarantor, and each Guarantor shall be permitted to receive and retain, payments on account of Subordinated Indebtedness consisting of trade payables owing by Borrower to any Guarantor. Upon the request of the Agent, each Guarantor shall execute, deliver, and endorse to the Agent, for the pro rata benefit of the Banks, such documents and instruments as the Agent may request to perfect, preserve, and enforce the rights of the Agent and the Banks hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower and the Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

          (b) Each Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon the assets of Borrower and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Agent presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against Borrower or any Subsidiary or exercise or enforce any other creditor's right it may have against Borrower or any Subsidiary, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of Borrower or any Subsidiary unless and until the Guaranteed Indebtedness shall have been paid in full, no Letters of Credit are outstanding, and the Commitments have expired or terminated.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower or any Subsidiary as debtor, the Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Banks, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Agent and the Banks may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion.

          (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

     11.  No Guarantor shall prepay any Debt, except the Guaranteed
Indebtedness.

     12. No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Banks. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the Agent or any Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     14. This Guaranty is for the benefit of the Agent and the Banks and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns. The Guarantors' obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

     15. Each Guarantor recognizes that the Agent and the Banks are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Agent and the Banks in entering into the Second Amendment. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

     16. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     17. Guarantors jointly and severally agree to pay on demand all attorneys' fees and all other costs and expenses incurred by the Agent and each Bank in connection with the preparation, administration, enforcement, or collection of this Guaranty.

     18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.

     19. Each Guarantor agrees that the Agent and each Bank may exercise any and all rights granted to them under the Loan Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

     20. Each Guarantor hereby represents and warrants to the Agent and the Banks that such Guarantor has adequate means to obtain from the Borrower, the Parent and the Subsidiaries on a continuing basis information concerning the financial condition and assets of the Borrower, the Parent and the Subsidiaries and that such Guarantor is not relying upon the Agent or any Bank to provide (and neither the Agent nor any Bank shall have any duty to provide) any such information to such Guarantor either now or in the future.

     21. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF THE GUARANTORS, THE AGENT AND THE BANKS WITH RESPECT TO THE GUARANTORS' GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF ANY GUARANTOR, THE AGENT AND THE BANKS. THERE ARE NO ORAL AGREEMENTS BETWEEN ANY GUARANTOR, THE AGENT AND THE BANKS.

     22. Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors and the Agent.

     23. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     EXECUTED as of the day and year first written above.

                              GUARANTORS:
                              ----------

                              CELLSTAR AIR SERVICES, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006

                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              A & S AIR SERVICES, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006

                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              CELLSTAR INTERNATIONAL
                              CORPORATION/SA,
                              a Delaware corporation



                              By:_________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006

                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              AUDIOMEX EXPORT CORPORATION,
                              a Texas corporation



                              By:_________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006

                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              CELLSTAR INTERNATIONAL
                              CORPORATION/ASIA,
                              a Delaware corporation


                              By:_________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006

                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              CELLSTAR FULFILLMENT, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas   75006

                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                              NAC HOLDINGS, INC.,
                              a Nevada corporation



                              By:_________________________________________
                                 Name:____________________________________
                                 Title:___________________________________

                              Address:    1325 Airmotive Way
                                          Reno, Nevada  89502

                              Fax No.:    (702) 322-8808
                              Phone No.:  (702) 322-2221
                              Attention:  Secretary

                              CELLSTAR WEST, INC.,
                              a Delaware corporation



                              By:_________________________________________
                                 Alan H. Goldfield
                                 Chairman and Chief Executive Officer

                              Address:    1730 Briercroft
                                          Carrollton, Texas  75006

                              Fax No.:    (214) 466-0288
                              Phone No.:  (214) 466-5000
                              Attention:  Richard M. Gozia

                                   ANNEX 13

                       Schedule 1 (Existing Litigation)
                       --------------------------------

                                  Schedule 1

                              Existing Litigation
                              -------------------


SIDNEY GLUCK, JOHN DOLCEMASCHIO, JAMES MILLER AND NANCY L. MILLER V. CELLSTAR CORPORATION, ALAN H. GOLDFIELD, TERRY S. PARKER, JOHN S. BAIN, KENNETH W. SANDERS AND KPMG PEAT MARWICK LLP., Cause No. 396CV1353-H, Northern District of Texas, Dallas Division, filed May 14, 1996 (the "Gluck Suit").

     The Gluck Suit alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10b-5 promulgated thereunder, as well as certain state laws.

DIANE LARSON, ET AL, PLAINTIFF, AGAINST CELLSTAR CORPORATION, ALAN H. GOLDFIELD, TERRY S. PARKER, AND EVELYN M. HENRY, DEFENDANTS, Cause No. 396CV1436-R, Northern District of Texas, Dallas Division, filed May 21, 1996 (the "Larson Suit").

     The Larson Suit alleges violations of Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder.

ELVIA H. GOGGIN AND R. HEATH LARRY, ET AL, PLAINTIFFS V. CELLSTAR CORPORATION, ALAN H. GOLDFIELD AND TERRY S. PARKER, DEFENDANTS, Cause Number 3-96CV1666-T, Northern District of Texas, Dallas Division, filed June 14, 1996 (the "Goggin Suit").

     The Goggin Suit alleges violations of Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder.

REED AND LILLIAN RIEMER, ET AL, PLAINTIFFS V. CELLSTAR CORPORATION, ALAN H. GOLDFIELD, TERRY S. PARKER, JOHN S. BAIN, KENNETH W. SANDERS AND KPMG PEAT MARWICK, LLP., DEFENDANTS, Cause Number 3-96CV2048-T, Northern District of Texas, Dallas Division, filed July 22, 1996 (the "Riemer Suit").

     The Riemer Suit alleges violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10b-5 promulgated thereunder, as well as certain state laws.

MCBRIDE-NEWELL, INC. DBA CARPHONES, INC., ET AL, PLAINTIFFS V. MOBILWORKS, INC., CELLSTAR CORPORATION, ET AL, DEFENDANTS, Cause Number 695897, Superior Court, County of San Diego, filed on or about July 19, 1996 (the "McBride-Newell Suit").

     The McBride-Newell suit alleges, among other causes of action, a conspiracy to monopolize the cellular telephone service market and conspiracy to fix or tamper with cellular telephone prices, in violation of (S)(S) 16720, 16726, and 16727 of the California Business and Professions Code.


G:\USERS\LEGAL\WP\TCBJUL\LIT



SCHEDULE 1, Existing litigation - Solo Page

                                   ANNEX 14

                          Schedule 2 (Existing Debt)
                          --------------------------

                                   Schedule 2

                                 Existing Debt
                                 -------------

                              (As of May 31, 1996)


1. Debt of CellStar, Ltd. and National Auto Center, Inc.
   -----------------------------------------------------

   (a) Indebtedness of $72,000,000 to Texas Commerce Bank, N.A.
   (b) Letter of Credit for $3,000,000 to Texas Commerce Bank, N.A.
   (c) Indebtedness of $4,277,500 to First Interstate Bank of Texas

2. Debt of CellStar Corporation
   ----------------------------

   (a) Indebtedness of $3,500,000 to Banque Nationale de Paris

3. CellStar International Telfonia Celular Ltda.
   ---------------------------------------------

   (a) Indebtedness of $2,932,174 to Banco Cidade

4. CellStar (Asia) Corporation Ltd.
   --------------------------------

   (a) Indebtedness of $11,170,209 to First National Bank of Chicago

5. A & S Air Service,Inc.
   ----------------------

   (a) Indebtedness of $2,882,323 to G.E. Capital Corporation



SCHEDULE 2 - EXISTING DEBT - Page 1

                             CELLSTAR CORPORATION

        INVESTMENTS IN AND ADVANCES TO SUBSIDIARIES AND JOINT VENTURES
                              AS OF JULY 31, 1996

                                                                              CellStar            National            CellStar Air
                                                                             Corporation       Auto Center, Inc.     Services, Inc.
                                                                           ---------------     -----------------   -----------------
CellStar Corporation
     National Auto Center, Inc.                                                 67,700,000 (C)
          CellStar International Corp./S.A.                                                               1,000
               CellStar Celular S.A.(Venezuela)
               CellStar International Telefonia Celular Ltda.(Brazil)
               CellStar Celular Chile, S.A.
               CellStar de Colombia Ltda.
               CellStar S.A. (Argentina)
               CellStar Ecuador S.A.
               CellStar UK Limited

          CellStar International Corporation/Asia                                                         1,000
               CellStar (Asia) Corp.Ltd.
               CellStar Pacific Pte Ltd.
               CellStar Philippines
               HCL CellStar Ltd. (India)
               Investment Facility Company 280 Pte Ltd. (South Africa)
               CellStar Israel
               CellStar Taiwan

          CellStar West                                                                               1,770,569

     AudioMex Export Corp.                                                           1,000
          Celular Express S.A.de C.V.
          Celular Express Management S.A. de C.V.
     CellStar Air Services, Inc.                                                     1,000
          A&S Air Services, Inc.                                                                                          291,091
                                                                           ---------------------------------------------------------
               Investments in subsidiaries and joint ventures                   67,702,000            1,772,569           291,091

CellStar Corporation                                                                                  3,647,250 (D)         1,000
     National Auto Center, Inc.
          CellStar International Corp./S.A.                                      7,000,000            2,665,925
               CellStar UK Limited                                                                      500,963
          CellStar International Asia Corporation                                                    24,288,737
          CellStar West                                                                                 134,000
     AudioMex Export Corp.                                                         562,295
          Celular Express Management S.A. de C.V.                                   15,290
     CellStar Air Services, Inc.                                                                        291,091
          A&S Air Services, Inc.                                                                        438,293
                                                                           ---------------------------------------------------------
               Advances to subsidiaries and joint ventures                       7,577,585           31,966,259             1,000

                                                                           ---------------------------------------------------------
               Total                                                            75,279,585 (A)       33,738,828 (B)       292,091
                                                                           =========================================================

CellStar Corporation (Parent) and National Auto Center
     (Borrower) Investments and Advances (A + B)                               109,018,413

Less: Net Investments and Advances Between CellStar
     Corporation and National Auto Center (C + D)                               71,347,250
                                                                           ----------------

Total Investments in and Advances to Subsidiaries
     and Joint Ventures by CellStar Corporation (Parent) and
     National Auto Center (Borrower)                                            37,671,163
                                                                           ================

                                                                                                 CellStar          CellStar
                                                                               AudioMex        International     International
                                                                                Export           Corp S.A.        Corporation
                                                                             Corporation          Equity              Asia
                                                                           ---------------    --------------    --------------
CellStar Corporation
     National Auto Center, Inc.
          CellStar International Corp./S.A.
               CellStar Celular S.A.(Venezuela)                                                       12,000
               CellStar International Telefonia Celular Ltda.(Brazil)                              8,005,000
               CellStar Celular Chile, S.A.                                                          270,000
               CellStar de Colombia Ltda.                                                          1,135,000
               CellStar S.A. (Argentina)                                                              10,700
               CellStar Ecuador S.A.                                                                 232,000
               CellStar UK Limited                                                                     1,225

          CellStar International Corporation/Asia
               CellStar (Asia) Corp.Ltd.                                                                           22,272,601
               CellStar Pacific Pte Ltd.                                                                              356,521
               CellStar Philippines                                                                                   500,000
               HCL CellStar LTD. (India)
               Investment Facility Company 280 Pte Ltd. (South Africa)
               CellStar Israel
               CellStar Taiwan                                                                                        209,215

          CellStar West

     AudioMex Export Corp.

          Celular Express S.A.de C.V.                                              575,000
          Celular Express Management S.A. de C.V.                                   15,290

     CellStar Air Services, Inc.
          A&S Air Services, Inc.
                                                                           ---------------------------------------------------------
               Investments in subsidiaries and joint ventures                      590,290         9,665,925       23,338,337
                                                                           =========================================================

CellStar Corporation

     National Auto Center, Inc.
          CellStar International Corp./S.A.
               CellStar UK Limited

          CellStar International Asia Corporation
          CellStar West

     AudioMex Export Corp.
          Celular Express management S.A. de C.V.

     CellStar Air Services, Inc.
          A&S Air Services, Inc.
                                                                           ---------------------------------------------------------
               Advances to subsidiaries and joint ventures                               -                 -                -

                                                                           ---------------------------------------------------------
               Total                                                               590,290         9,665,925       23,338,337
                                                                           =========================================================

CellStar Corporation (Parent) and National Auto Center
     (Borrower) Investments and Advances (A + B)

Less: Net Investments and Advances Between CellStar
     Corporation and National Auto Center (C + D)


Total Investments in and Advances to Subsidiaries and Joint Ventures by CellStar Corporation (Parent) and
     National Auto Center (Borrower)

                                                                                CellStar
                                                                              International
                                                                               Corporation
                                                                                  Asia
                                                                             (Joint Ventures)
                                                                            -----------------
CellStar Corporation
     National Auto Center, Inc.
          CellStar International Corp./S.A.
               CellStar Celular S.A.(Venezuela)
               CellStar International Telefonia Celular Ltda.(Brazil)
               CellStar Celular Chile, S.A.
               CellStar de Colombia Ltda.
               CellStar S.A. (Argentina)
               CellStar Ecuador S.A.
               CellStar UK Limited

          CellStar International Corporation/Asia
               CellStar (Asia) Corp.Ltd.
               CellStar Pacific Pte Ltd.
               CellStar Philippines
               HCL CellStar LTD. (India)                                             500,000
               Investment Facility Company 280 Pte Ltd. (South Africa)               200,400
               CellStar Israel                                                       250,000
               CellStar Taiwan

          CellStar West

     AudioMex Export Corp.

          Celular Express S.A.de C.V.
          Celular Express Management S.A. de C.V.

     CellStar Air Services, Inc.

          A&S Air Services, Inc.                                           ---------------------------------------------------------
                                                                                     950,400
               Investments in subsidiaries and joint ventures

CellStar Corporation

     National Auto Center, Inc.
          CellStar International Corp./S.A.
               CellStar UK Limited

          CellStar International Asia Corporation
          CellStar West

     AudioMex Export Corp.
          Celular Express Management S.A. de C.V.

     CellStar Air Services, Inc.
          A&S Air Services, Inc.
                                                                           ---------------------------------------------------------
               Advances to subsidiaries and joint ventures                                -

                                                                           ---------------------------------------------------------
               Total                                                                950,400
                                                                           =========================================================

CellStar Corporation (Parent) and National Auto Center
     (Borrower) Investments and Advances (A + B)

Less: Net Investments and Advances Between CellStar
     Corporation and National Auto Center (C + D)

Total Investments in and Advances to Subsidiaries and Joint Ventures by CellStar Corporation (Parent) and
     National Auto Center (Borrower)

SCHEDULE 2 - EXISTING DEBT - PAGE 2

                                   ANNEX 15

               Schedule 3 (Subsidiaries and Foreign Affiliates)
               ------------------------------------------------

                                  SCHEDULE 3A

           LIST OF SUBSIDIARIES OF GUARANTOR (CELLSTAR CORPORATION)
           --------------------------------------------------------


                                                               PERCENTAGE OF
                               JURISDICTION OF            VOTING STOCK OWNED
NAME OF SUBSIDIARY              INCORPORATION               BY THE GUARANTOR
------------------              -------------               ----------------

National Auto Center, Inc.          Texas                               100%

CellStar Air Services, Inc.        Delaware                             100%

                                  SCHEDULE 3B


         LIST OF SUBSIDIARIES OF BORROWER (NATIONAL AUTO CENTER, INC.)
         -------------------------------------------------------------


                                                                   PERCENTAGE OF
                                   JURISDICTION OF            VOTING STOCK OWNED
NAME OF SUBSIDIARY                  INCORPORATION                BY THE BORROWER
------------------                 ---------------               ---------------
NAC Holdings, Inc.                     Nevada                            100%


CellStar Fulfillment, Inc.             Delaware                          100%


CellStar International
 Corporation\Asia                      Delaware                          100%


CellStar International
 Corporation\S.A.                      Delaware                          100%


Audiomex Export Corporation            Texas                             100%


CellStar West, Inc.                    Delaware                          80%/1/

_________________________

     /1/ The other 20% is owned by CPD, Inc.

                                  SCHEDULE 3C


                             LIST OF PARTNERSHIPS
                             --------------------


                                                                   PERCENTAGE OF
                            JURISDICTION OF                PARTNERSHIP INTERESTS
NAME OF PARTNERSHIP            FORMATION                       OWNED BY BORROWER
-------------------           -----------                      -----------------

CellStar Ltd.                    Texas                                1% general
                                                         partnership interest/2/



CellStar Fulfillment, Ltd.       Texas                                1% general
                                                         partnership interest/3/

________________________

     /2/ 1% general partnership interest held by CellStar Fulfillment, Inc. and 99% limited partnership interest held by NAC Holdings, Inc.


     /3/ 1% general partnership interest held by National Auto Center, Inc. and 99% limited partnership interest held by NAC Holdings, Inc.

                                  SCHEDULE 3D


              LIST OF SUBSIDIARIES OF CELLSTAR AIR SERVICES, INC.
              ---------------------------------------------------


                                                                   PERCENTAGE OF
                           JURISDICTION OF                    VOTING STOCK OWNED
NAME OF SUBSIDIARY          INCORPORATION         BY CELLSTAR AIR SERVICES, INC.
------------------         ---------------        ------------------------------

A & S Air Service, Inc.      Delaware                                      100%

                                  SCHEDULE 3E


     LIST OF SUBSIDIARIES AND FOREIGN AFFILIATES OF CELLSTAR INTERNATIONAL
     ---------------------------------------------------------------------
                                CORPORATION\ASIA
                                ----------------


                                                                   PERCENTAGE OF
                                    JURISDICTION OF                     VOTING STOCK OWNED
NAME OF SUBSIDIARY                    INCORPORATION            BY CELLSTAR INTL. CORP.\ASIA
------------------                  ---------------            ----------------------------

CellStar (Asia) Corporation LTD          Hong Kong                                   100%


CellStar Pacific PTE LTD                 Singapore                                 80%/4/


CellStar Singapore PTE LTD               Singapore                                  100%


Investment Facility Company
 Two Eight Zero (PTY) LTD.            South Africa                                 50%/5/


CellStar (Taiwan) Company LTD               Taiwan                                 99%/6/

________________________________

     /4/ Joint venture 80% owned by CellStar International Corporation\Asia and 20% owned by Leap International PTE LTD.

     /5/ Joint venture 50% owned by CellStar International Corporation\Asia and 50% owned by Mr. Chi-Ming Wu.


     /6/ The other 1% is owned by CellStar International Corporation\SA, National Auto Center, Inc., Alan H. Goldfield, Kenneth E. Kerby, Michael S. Hedge and Elaine F. Rodriguez.

                                  SCHEDULE 3F


        LIST OF SUBSIDIARIES OF CELLSTAR INTERNATIONAL CORPORATION\S.A.
        ---------------------------------------------------------------


                                                                   PERCENTAGE OF
                             JURISDICTION OF                  VOTING STOCK OWNED
NAME OF SUBSIDIARY             INCORPORATION        BY CELLSTAR INTL. CORP.\S.A.
------------------           ---------------        ----------------------------

CellStar S.A.                    Argentina                              99.9%/7/


CellStar International
 Telefonia Celular, Ltda.         Brazil                                99.9%/8/



CellStar Celular Chile S.A.        Chile                                99.9%/9/


CellStar Celular S.A.             Venezuela                            99.9%/10/


CellStar Industria de
 Telephonia da Amazonia LTD        Brazil                              99.0%/11/


CellStar de Colombia, Ltda.       Colombia                             99.0%/12/


CellStar Ecuador S.A.              Ecuador                                  100%

CellStar (U.K.)                     U.K.                                 80%/13/

_________________________

     /7/  The other 0.1% is owned by Elaine F. Rodriguez.

     /8/  The other 0.1% is owned by Elaine F. Rodriguez.

     /9/  The other 0.1% is owned by Elaine F. Rodriguez.

     /10/ The other 0.1% is owned by Elaine F. Rodriguez.

     /11/ The other 1% is owned by CellStar International Telefonia Celular,
Ltda.

     /12/ The other 1% is owned by Elaine F. Rodriguez.

     /13/ The remaining 20% is owned as follows: 10% is owned by Simon Rex Earle and the other 10% is owned by Martin deRooy.

                                  SCHEDULE 3G


              LIST OF SUBSIDIARIES OF AUDIOMEX EXPORT CORPORATION
              ---------------------------------------------------



                                                             PERCENTAGE OF
                             JURISDICTION OF              VOTING STOCK OWNED
NAME OF SUBSIDIARY            INCORPORATION             BY AUDIOMEX EXPORT CORP.
------------------            --------------            ------------------------


Celular Express
S.A. de C.V.                      Mexico                              99%/14/


Celular Express
 Management S.A. de C.V.          Mexico                              99%/15/


_________________________

     /14/ Approximately 99% is owned by Audiomex Export Corporation. Remaining amount is owned by Alan H. Goldfield, President and CEO of CellStar Corporation.


     /15/  The other 1% is owned by Alan H. Goldfield.

                                  SCHEDULE 3H


   LIST OF SUBSIDIARIES AND FOREIGN AFFILIATES OF CELLSTAR SINGAPORE PTE LTD
   -------------------------------------------------------------------------

                                                                   PERCENTAGE OF
                          JURISDICTION OF                     VOTING STOCK OWNED
NAME OF SUBSIDIARY          INCORPORATION          BY CELLSTAR SINGAPORE PTE LTD
------------------        ---------------          -----------------------------

HCL-CellStar Ltd.             India                                     50%/16/

_______________________

     /16/ Joint venture 50% owned by CellStar Singapore PTE LTD and 50% owned by the HCL Promoter Group, consisting of Messrs. D.S. Puri, K.R. Vasudevan, N.L. Bhatia, B.M. Bharadwaj, P.S. Ravishankar, S. Murali, and K.R. Radhakrishnan.

                                  SCHEDULE 31


    LIST OF SUBSIDIARIES AND FOREIGN AFFILIATES OF CELLSTAR PACIFIC PTE LTD
    -----------------------------------------------------------------------

                                                                 PERCENTAGE OF
                              JURISDICTION OF              VOTING STOCK OWNED
NAME OF SUBSIDIARY             INCORPORATION       BY CELLSTAR PACIFIC PTE LTD
------------------            ----------------     ---------------------------

CellStar Philippines, Inc.        Philippines                          100%

CellStar Amtel Sdn Bhd            Malaysia                              49% /17/







_______________________________

     /17/ The other 51% is owned by Amtel Group Sdn Bhd.

                                  SCHEDULE 3J

                 LIST OF FOREIGN SUBSIDIARIES AND AFFILLIATES
                 --------------------------------------------
                                                                 JURISDICTION OF
NAME OF FOREIGN SUBSIDIARY                                       INCORPORATION
--------------------------                                       ---------------

CellStar S.A.                                                          Argentina

CellStar International
Telefonia Celular, Ltda.                                                  Brazil

CellStar Industria de Telefonia
da Amazonia Ltda.                                                         Brazil

CellStar Ecuador S.A.                                                    Ecuador

CellStar Celular Chile S.A.                                                Chile

CellStar Celular S.A.                                                  Venezuela

CellStar de Colombia Ltda.                                              Colombia

Celular Express S.A. de C.V.                                              Mexico

Celular Express
Management S.A. de C.V.                                                   Mexico

CellStar Pacific PTE LTD                                               Singapore

CellStar Singapore PTE LTD                                             Singapore

CellStar Asia Corp. LTD                                                Hong Kong

CellStar Philippines, Inc.                                           Philippines

CellStar (Taiwan) Co., Ltd.                                               Taiwan

                                                                 JURISDICTION OF
NAME OF FOREIGN AFFILIATE                                        INCORPORATION
-------------------------                                        ---------------

Investment Facility Company
  Two Eight Zero (PTY) LTD                                          South Africa

HCL-CellStar Ltd.                                                          India

CellStar Amtel Sdn Bhd                                                  Malaysia

                                   ANNEX 16

                          Schedule 5 (Existing Liens)
                          ---------------------------

                                  SCHEDULE 5

                                EXISTING LIENS
                                --------------

FOR CELLSTAR CORPORATION:

(a)  Secured Party:  Houston Westpark Westchase Associates
     Financing Statement Number:93-226388, filed on 11-29-93, on all furniture, equipment and warehouse inventory, and the proceeds from the sale thereof located at 8727 Westpark Drive, Houston, Texas 77063.

(b)  Secured Party:  Houston Westpark Westchase Associates
     Financing Statement Number: 93-874662, filed on 12-13-93, on all furniture, equipment and warehouse inventory, and the proceeds from the sale thereof located at 8728 Westpark Drive, Houston, Texas 77063.

(c)  Secured Party:  Banque Nationale de Paris, Houston Agency
     Pledge of 65% of the capital stock of CellStar International Corporation/SA, and collateral assignment of interest in any contract or agreement which exists or may exist with respect to the sale or transfer of its interest in that one certain Amended and Restated License Agreement executed by and between Sam's Club, a division of Wal-Mart Stores, Inc., a Delaware corporation, and National Auto Center, Inc. a Texas corporation, dated as of September 1, 1994 and National Auto Center, Inc.'s rights to operate in Sam's Club locations, together with all proceeds, other than proceeds of inventory sales, pagers, pager customer lists and accounts receivable, from any sale or conveyance pursuant to such a contract.

FOR CELLSTAR, LTD.:

(a) First lien security interest of First Interstate Bank of Texas, N.A. ("First Interstate") to in all Real Property, Personal Property attached or affixed to the Real Property, and Rent proceeds therefrom for property located at 1728 and 1730 Briercroft Court, Carrollton, Texas, which collateral secures the payment of the indebtedness of CellStar, Ltd. to First Interstate.


FOR A & S AIR SERVICES, INC.:

(a) First lien security interest of General Electric Capital Corporation ("GECC") in that one certain 1984 Cessna Citation III, Model 650 aircraft to secure payment of indebtedness of A & S Air Services, Inc. to Cessna Finance Corporation.


SCHEDULE 5, Existing Liens - Page 1

                                  SCHEDULE 5

                                EXISTING LIENS
                                --------------
                                  (continued)


FOR CELLSTAR WEST, INC.:

(a)  Secured Party: Bay Area Cellular Telephone Company
     Financing Statement Number: 96-10860112, filed on 4-16-96, all equipment (including fixtures), inventory, all goods on consignment, all products and proceeds thereof, and insurance policies including returned or unearned premiums thereon.

SCHEDULE 5, Existing Liens - Page 2

                                   ANNEX 17

                Schedule 6 (Patents, Trademarks and Copyrights)
                -----------------------------------------------

                                                                        06/06/96
                         CELLSTAR, LTD. US TRADEMARKS
                         ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FILE NO.    MARK              DESCRIPTION OF GOODS AND SERVICES         SER. NO./         REG. NO./      RENEWAL DATE/
                                                                        FILING DATE       REG. DATE      *OTHER
-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/US   CELLSTAR          cellular telephones sold to cellular      74/354,588        1,835,240      05/10/2003
                              telephone service subscribers and         02/15/94          05/10/94       *05/10/2000 - (S)8
                              accessories for use with cellular                                          and 15 Affidavits
                              telephones; namely, mounting brackets,
                              antennas, antenna mounts, batteries,
                              battery chargers, battery eliminators,
                              input and output jacks, carrying cases,
                              headphones, remote listening and
                              speaking devices, in class 9
-----------------------------------------------------------------------------------------------------------------------------------
CEL-10      TWO NAMES YOU     advertising and business services for     74/483,718        1,875,583      01/24/2004
            CAN CLEARLY       the class of cellular telephones and      01/28/94          01/24/95       *01/24/2000 - (S)8
            COUNT ON          cellular telephone subscription                                            and 15 Affidavits
                              contracts
-----------------------------------------------------------------------------------------------------------------------------------
CEL-12      CELLSTAR          wholesale distributing services           74/489,103        1,896,626      5/30/2004
            w/globe logo      featuring cellular telephones             2/14/94           5/30/95        *5/30/2000 - (S)8
                              and related accessories                                                    and 15 Affidavits
-----------------------------------------------------------------------------------------------------------------------------------
CEL-16      INTELLIGENT       cellular telephone battery chargers,      74/559,265
            FAST CHARGER      in international class 9                  08/10/94
-----------------------------------------------------------------------------------------------------------------------------------
CEL-18A     ACCESSORY         cellular telephones, and accessories for  74/677,425
            PERFORMANCE PAC   cellular telephones, namely batteries,    05/17/95
                              battery eliminators in class 9, and
                              leather cases, in class 18
-----------------------------------------------------------------------------------------------------------------------------------
CEL-19      CELLULAR PHONE    subscription contracts for cellular       74/577,186        1,967,868      between
            CENTER and        telephone communication services          09/22/94          04/16/96       04/16/2005 &
            design            providedby a third party, in                                               04/16/2006
                              International class 38, and retail
                              outlets featuringcellular telephones
                              and cellulartelephone subscription
                              contracts, ininternational class 42
-----------------------------------------------------------------------------------------------------------------------------------

                                       1

                                                                        06/06/96

                         CELLSTAR, LTD, US TRADEMARKS
                         ----------------------------

-------------------------------------------------------------------------------------------------------------------------------
CEL-21      NATIONAL           subscription contracts for cellular telephone          74/582,146
            COMMUNICATION      communication services in class 38; retail outlets     10/03/94
            (and design)       featuring cellular telephones, accessories for
                               cellular telephones and cellular telephone
                               subscription contracts in class 42
-------------------------------------------------------------------------------------------------------------------------------
CEL-25      ESSENTIALS         cellular telephone accessories including antennas,     74/686,976
            CELLULAR           batteries, battery eliminators, battery chargers,      06/12/95
            ACCESSORIES        carrying cases and mounting hardware in class 9
            (stylized)
-------------------------------------------------------------------------------------------------------------------------------
CEL-25A     ESSENTIALS         wholesale distributing services featuring              74/686,975
            CELLULAR           accessories related to cellular telephones in class    06/12/95
            ACCESSORIES        42
            (stylized)
-------------------------------------------------------------------------------------------------------------------------------
CEL-28      COMMUNICATION      cellular telephone communication services, in class    74/582,145
            CENTER (stylized)  38; retail outlets featuring  cellular telephones,     10/03/94
                               accessories for cellular telephones and cellular
                               telephone subscription contracts in class 42
-------------------------------------------------------------------------------------------------------------------------------
CEL-31      FULFILLING A       wholesale distributing services featuring cellular     74/674,551
            WIRELESS WORLD     telephones and related accessories in international    05/16/95
                               class 42
-------------------------------------------------------------------------------------------------------------------------------
CEL-35      STARPOINTS         bonus and award program for dealers based on           74/674,586      1,974,916   between
                               purchases of cellular telephones and related           05/18/95        05/21/96    05/21/2005&
                               accessories for resale, in class 42                                                05/21/2006
-------------------------------------------------------------------------------------------------------------------------------
CEL-36      FULFILLING YOUR    cellular telephone communication services in class     74/603,603
            WIRELESS WORLD     38.  Wholesale distributorships featuring cellular     11/28/94
                               telephones, accessories for cellular telephones and
                               cellular telephone subscription contracts in class
                               42
-------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                         CELLSTAR, LTD. US TRADEMARKS
                         ----------------------------

------------------------------------------------------------------------------------------------------------------------------------

CEL-39      CELLSTAR (stylized)    cellular telephones sold to cellular telephone         74/651,394      1,976,263    between
                                   service subscribers and accessories for use with       03/24/95        05/28/96     05/28/2005 &
                                   cellular telephones; namely mounting brackets,                                      05/28/2006
                                   antennas, antenna mounts, batteries, battery
                                   chargers, battery eliminators, input and output
                                   jacks, carrying cases, headphones, remote listening
                                   and speaking devices in class 9.  Cellular
                                   telephone communication services, in class 38.
                                   Retail outlets featuring cellular telephones, and
                                   accessories for cellular telephones and cellular
                                   telephone subscription contracts; and wholesale
                                   distributing services featuring cellular telephones
                                   and related accessories in class 42

CEL-43      INTERACT (stylized)    guidance services provided by video terminal           74/663,849
                                   interface in retail outlets for the selection and      04/20/95
                                   configuration of cellular telephone equipment in
                                   international class 42

CEL-44      INTERACT               guidance services provided by video terminal           74/663,850
            INTERACTIVE            interface in retail outlets for the selection and      04/20/95
            ASSISTANT FOR          configuration of cellular telephone equipment in
            CELLULAR               class 42
            TECHNOLOGY

CEL-46      BACKED BY THE BEST     wholesale distributing services featuring cellular     74/735,081
                                   telephones and accessories in class 42                 09/27/95
------------------------------------------------------------------------------------------------------------------------------------


                         CELLSTAR, LTD. US TRADEMARKS                   06/06/96
                         ----------------------------

----------------------------------------------------------------------------------------------------------------------------------
CEL-48      NATIONAL AUTO       service activation and subscription contracts      75/015,298
            CELLULAR (and       for cellular telephone communication services in   11/06/95
            design)             class 38; retail outlets featuring cellular
                                telephones, accessories for cellular telephones
                                and services activation and subscription
                                contracts for cellular telephone communication
                                services in class 42
----------------------------------------------------------------------------------------------------------------------------------
CEL-49      COMMUNICATIONS      service activation and subscription contracts      75/028,757
            CENTER AFFILIATES   for cellular telephone communication services in   12/01/95
            (stylized)          class 38; retail outlets featuring cellular
                                telephones, accessories for cellular telephones
                                and services activation and subscription
                                contracts for cellular telephone communication
                                services in class 42
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FILE NO.       COUNTRY      MARK                  DESCRIPTION OF GOODS AND SERVICES         SER. NO./      REG. NO./   RENEWAL DATE/
                                                                                            FILING DATE    REG. DATE   *OTHER
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ARG      Argentina   CELLSTAR (stylized)   cellular telephones and accessories for   1,871,769/     1.510.201/
                                                  cellular telephones (accessories          02/12/93       03/31/93
                                                  include antennas, antenna mounts,
                                                  antenna passive repeater, batteries,
                                                  battery chargers, battery charger
                                                  clips, and battery charter Y-adapters)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ARG      Argentina   CELLSTAR              class 9                                   1,985,259
                                                                                            06/28/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ARG      Argentina   CELLSTAR              class 38                                  1,985,260
                                                                                            06/28/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ARG      Argentina   CELLSTAR              class 42                                  1,985,261
                                                                                            06/28/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/AUS      Australia   CELLSTAR              cellular telephones and accessories       74/651,649/
                                                  such as mounting brackets, antennas,      01/27/95
                                                  antenna mounts, batteries, battery
                                                  chargers, battery eliminators, input
                                                  and output jacks, carrying cases,
                                                  headphones, remote listening and
                                                  speaking devices (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/AUS      Australia   CELLSTAR              cellular telephone communication          651,650/
                                                  services (class 38)                       01/27/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/AUS      Australia   CELLSTAR              retail outlets featuring cellular         651,652/
                                                  telephones, and accessories for           01/27/95
                                                  cellular telephones and cellular
                                                  telephone subscription contracts; and
                                                  wholesale distributing services
                                                  featuring cellular telephones and
                                                  related accessories (class 42)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/BAN      Bangledesh  CELLSTAR              cellular telephones and accessories for   42,983
                                                  cellular telephones in international      02/12/95
                                                  class 9
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                       CELLSTAR, LTD.FOREIGN TRADEMARKS
                       --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-04/BOA     Bolivia       CELLSTAR     cellular telephones and accessories for   1236/         57977-C/       05/18/2003
                                          cellular telephones including antennas,   02/26/93      02/09/95
                                          antenna mounts, antenna passive
                                          repeaters, batteries, battery charger
                                          clips, battery chargers, battery
                                          charger Y-adapters (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/BRA     Brazil        CELLSTAR     electrical communications equipment       817,136,878/  817,136,878/   06/05/2005
                                          including cellular telephones and         03/02/93      06/06/95
                                          accessories for cellular telephones in
                                          class 37.45 (services)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/BRA     Brazil        CELLSTAR     electrical communications equipment       817,322,698/  817,322,698/   01/23/2005
                                          including cellular telephones and         06/23/93      01/24/95
                                          accessories for cellular telephones in
                                          class 9.35/80
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/BRU     Brunei        CELLSTAR     cellular telephones and accessories for   24615         20230          02/22/2002
                                          cellular telephones including mounting    02/22/95      12/06/95
                                          brackets, antennas, antenna mounts,
                                          batteries, battery chargers, battery
                                          eliminators, input and output jacks,
                                          carrying cases, headphones, and remote
                                          listening and speaking devices (class
                                          9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/CAM     Cambodia      CELLSTAR     cellular telephones and accessories for   4038/         4038/          01/01/2004
                                          cellular telephones, including mounting   01/01/94      01/12/94       *01/12/1999 - Use
                                          brackets, antennas, antenna mounts,                                    *01/12/2000 -
                                          batteries, battery chargers, battery                                   Affidavit of Use
                                          eliminators, input and output jacks,
                                          carrying cases, headphones and remote
                                          listening and speaking devices (class
                                          9)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96


                      CELLSTAR, LTD. FOREIGN TRADERMARKS
                      ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-04/CAN       Canada       CELLSTAR           cellular telephones and accessories for     721,282/     432,754/     09/02/2009
                                                 cellular telephones; namely: mounting       01/28/93     09/02/94
                                                 brackets, antennas, antenna mounts,
                                                 batteries, battery chargers, battery
                                                 eliminators, input and output jacks,
                                                 carrying cases, headphones, and remote
                                                 listening and speaking devices for use
                                                 with cellular telephones
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/CHE    Chile         CELLSTAR (stylized)  all goods in class 9                        241.663/     415,964/     11/08/2003
                                                                                             05/26/93     11/08/93
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/CHI    China         CELLSTAR (plain)     cellular telephones and accessories for     93015835/    694522/      06/20/2004
                                                 cellular telephones such as aerials and     03/11/93     06/21/94
                                                 frame for wireless aerials, chargers
                                                 batteries, electrical adapters, and the
                                                 like in international class 9
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/CHI    China         CELLSTAR (stylized)  cellular telephones and accessories for     93015836/    694523/      06/20/2004
                                                 cellular telephones such as aerials and     03/11/93     06/21/94
                                                 frame for wireless aerials, chargers
                                                 batteries, electrical adapters, and the
                                                 like in international class 9
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/COL    Colombia/ASR  CELLSTAR             class 9                                     93/388,651
                                                                                             05/27/93
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/COL    Colombia      CELLSTAR             cellular telephones and accessories for     93/403,362
                                                 cellular telephones (accessories            08/20/93
                                                 include antennas, antenna mounts,
                                                 antenna passive repeater, batteries,
                                                 battery chargers, battery charger clips
                                                 and battery charter Y-adapters)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96


                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/COS      Costa Rica     CELLSTAR           cellular telephones sold to cellular                     95202         03/13/2005
                                                  telephone service subscribers and                        03/13/96
                                                  accessories for use with cellular
                                                  telephones; namely, mounting brackets,
                                                  antennas, antenna mounts, batteries,
                                                  battery chargers, battery eliminators,
                                                  input and output jacks, carrying cases,
                                                  headphones, remote listening and
                                                  speaking devices, in class 9.
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/COS      Costa Rica     CELLSTAR           agent services for cellular telephone
                                                  service subscription agreements in
                                                  international class 35
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/COS      Costa Rica     CELLSTAR           cellular telephone communication
                                                  services in international class 38
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/COS      Costa Rica     CELLSTAR           retail outlets featuring cellular                        95203         03/13/2005
                                                  telephones and accessories for cellular                  03/13/96
                                                  telephones and cellular telephone
                                                  subscription contracts, and wholesale
                                                  distributing services featuring
                                                  cellular telephones and related
                                                  accessories in international class 42
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/CTM      European Union CELLSTAR                                                        47233
                                                                                               04/01/96
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ECU      Ecuador        CELLSTAR           communications apparatus in general and                  DNPI-2197-    08/01/2004
                                                  especially antennas and receivers for                    MICIP
                                                  television channels via satellite in                     08/01/94
                                                  class 9
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-04/FRA    France          CELLSTAR       cellular telephones and accessories,        95/560,740      188,173         03/01/2005
                                             namely mounting brackets, antennas,         03/01/95        07/31/95
                                             antenna mounts, batteries, battery
                                             chargers, battery eliminators, input
                                             and output jacks, carrying cases,
                                             headphones, remote listening and
                                             speaking devices (class 9); telephone
                                             communication services and in
                                             particular cellular telephone
                                             communication services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/GER    Germany         CELLSTAR       cellular telephones and accessories,        395,078,598     395078598       02/28/2005
                                             namely mounting brackets, antennas,         02/21/95        02/16/96
                                             antenna mounts, batteries, battery
                                             chargers, battery eliminators, input
                                             and output jacks, carrying cases,
                                             headphones, remote listening and
                                             speaking devices (class 9); telephone
                                             communication services, and
                                             particularly cellular telephone
                                             communication services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/GB     Great Britain   CELLSTAR       cellular telephones and accessories,                        2,011,720      02/21/2005
                                             therefore namely mounting brackets,                         02/21/95
                                             antennas, antenna mounts, batteries,
                                             battery chargers, battery eliminators,
                                             input and output jacks, carrying cases,
                                             headphones, remote listening and
                                             speaking devices (class 9); telephone
                                             communication services, particularly
                                             cellular telephone communication
                                             services (class 38)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96
                       CELLSTAR, LTD.FOREIGN TRADEMARKS
                       --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-04/HON     Hong Kong     CELLSTAR        cellular telephones, parts and fittings   93/12897     8357/1995
                                             therefor, mounting brackets, antennas,    11/30/93     no date listed
                                             antenna mounts, batteries, battery
                                             chargers, battery eliminators, input
                                             and output jacks, carrying cases
                                             therefor, headphones and remote
                                             listening and speaking devices; all
                                             included in class 9
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/IND     India         CELLSTAR        cellular telephones and accessories for   613,904/
                                             cellular telephones, including mounting   12/14/93
                                             brackets, antennas, antenna mounts,
                                             batteries, battery chargers, battery
                                             eliminators, input and output jacks,
                                             carrying cases, headphones and remote
                                             listening and speaking devices.  All
                                             being goods in class 9
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/INO     Indonesia     CELLSTAR        cellular telephones and accessories for   H4.Hc.01. 01-
                                             cellular telephones such as mounting      14643
                                             brackets, antenna, antenna mounts,        08/15/94
                                             batteries, battery chargers, battery
                                             eliminators, input and output jacks,
                                             carrying cases, headphones, and remote
                                             listening and speaking devices, their
                                             parts and fittings
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/IRE     Ireland       CELLSTAR        cellular telephones and accessories,      6182/95      pending
                                             therefore namely mounting brackets,       09/07/95
                                             antennas, antenna mounts, batteries,
                                             battery chargers, battery eliminators,
                                             input and output jacks, carrying cases,
                                             headphones, remote listening and
                                             speaking devices (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ISR     Israel        CELLSTAR        cellular telephones and accessories       96247/       pending
                                             therefor (class 9)                        12/25/94
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ISR     Israel        CELLSTAR        cellular telephone communication          96248/       pending
                                             services (class 38)                       12/25/94
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-04/ISR    Israel        CELLSTAR              wholesale distributing services             96249/        pending
                                                  featuring cellular telephones and           12/25/94
                                                  related accessories; retail outlets
                                                  featuring cellular telephones and
                                                  accessories for cellular telephones and
                                                  cellular telephone subscription
                                                  contracts (class 42).
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/KOR    Korea         CELLSTAR (class 9)    cellular telephones and accessories for     4414/93/
                                                  cellular telephones (these included         02/15/93
                                                  antenna, antenna mounts, antenna
                                                  passive repeaters, batteries, battery
                                                  chargers, battery charger clips and
                                                  battery charger Y-adapters)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/LAO    Laos          CELLSTAR (and         all goods in international class 9          2686/         2879/       12/29/2003
                            design)                                                           12/29/93      12/05/94
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/MAL    Malaysia      CELLSTAR              cellular telephones and accessories for     94/06847/
                                                  cellular telephones such as mounting        08/30/94
                                                  brackets, antenna, antenna mounts,
                                                  batteries, battery chargers, battery
                                                  eliminators, input and output jacks,
                                                  carrying cases, headphones, and remote
                                                  listening and speaking devices, their
                                                  parts and fittings
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/MEX    Mexico        CELLSTAR              Apparatus for communication known in        169,936/      468,271/    06/09/2003
                                                  this class, particularly antenna            06/09/93      08/01/94
                                                  receivers (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/NZ     New Zealand   CELLSTAR              communications products in this class       245184/
                                                  including cellular telephones, mounting     01/31/95
                                                  brackets, antennas, antenna mounts,
                                                  batteries, battery chargers, battery
                                                  eliminators, input and output jacks,
                                                  carrying cases, headphones, remote
                                                  listening and speaking devices and
                                                  other accessories; parts and fittings
                                                  for all the aforesaid goods (class 9)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96


                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/NZ       New Zealand    CELLSTAR           telecommunication services including         245185/
                                                  cellular telephone communication             01/31/95
                                                  services (class 38)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/NZ       New Zealand    CELLSTAR           services in retailing electrical and         245186/
                                                  communication products including             01/31/95
                                                  cellular telephones and accessories for
                                                  cellular telephones and cellular
                                                  telephone subscription contract; and
                                                  wholesale distributing services
                                                  featuring electrical and communication
                                                  products (class 42)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/PAK      Pakistan       CELLSTAR           cellular telephones and accessories for      124,187/
                                                  cellular telephones, including mounting      03/01/94
                                                  brackets, antennas, antenna mounts,
                                                  batteries, battery chargers, battery
                                                  eliminators, input and output jacks,
                                                  carrying cases, headphones and remote
                                                  listening and speaking devices (class
                                                  9)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/PAR      Paraguay       CELLSTAR           class 9                                      9,303,636/     165,440   11/16/2003

                                                                                               11/16/93
-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/PER      Peru           CELLSTAR(with      scientific, nautical surveying and           221,530/
                               design)            electrical apparatus and instruments         05/31/93
                                                  (including wireless), photographic,
                                                  cinematographic, optical, weighing,
                                                  measuring signaling, checking,
                                                  (supervision), lifesaving and teaching
                                                  apparatus and instruments; coil or
                                                  counterfredd (sic) apparatus; talking
                                                  machines; cash registers; calculating
                                                  machines, fire extinguishing apparatus
                                                  including parts and accessories (class
                                                  9)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-04/PER     Peru     CELLSTAR (with       scientific, natrtical surveying and          221,228          6821        04/22/2004
                        design)              electrical apparatus and instruments
                                             (including wireless), photographic,
                                             cinematographic, optical, weighing,
                                             measuring signaling, checking,
                                             (supervision), lifesaving and teaching
                                             apparatus and instruments; coil or
                                             counterfredd (sic) apparatus; talking
                                             machines; cash registers; calculating
                                             machines, fire extinguishing apparatus
                                             including parts and accessories (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/PHI     Philippines       CELLSTAR    cellular telephones sold to cellular         940930
                                             telephone service subscribers and            00095828-PN
                                             accessories for use with cellular            09/30/94
                                             telephones; namely, mounting brackets,
                                             antennas, antenna mounts, batteries,
                                             battery chargers, battery eliminators,
                                             input and output jacks, carrying cases,
                                             headphones, remote listening and
                                             speaking devices (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/SIN     Singapore         CELLSTAR    cellular telephones sold to cellular         6959/94
                                             telephone service subscribers and
                                             accessories for use with cellular
                                             telephones; namely, mounting brackets,
                                             antennas, antenna mounts, batteries,
                                             battery chargers, battery eliminators,
                                             input and output jacks, carrying cases,
                                             headphones, remote listening and
                                             speaking devices
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/SOAF    South Africa    CELLSTAR    scientific, nautical, surveying,                 9,500,288/
                                           electric, photographic,                          01/12/95
                                           cinematographic, optical, weighing,
                                           measuring, signaling, checking
                                           (supervision), life-saving and
                                           teaching apparatus and instruments;
                                           apparatus for recording, transmission
                                           or reproduction of sound or images;
                                           telecommunication devices of all kinds
                                           included in the class including mobile
                                           and cellular telephones and devices and their
                                           accessories; magnetic date carriers, recording
                                           discs; automatic vending machines and
                                           mechanisms for coin-operated apparatus; cash
                                           registers, calculating machines, data
                                           processing equipment and computers;
                                           fire-extinguishing apparatus (class 9)
----------------------------------------------------------------------------------------------------------------------------------
CEL-04/SOAF    South Africa    CELLSTAR    communication services in relation to            9,500,289/
                                           mobile and cellular telephones and               01/12/95
                                           devices and their accessories (class
                                           38)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/SOAF    South Africa    CELLSTAR    wholesale, retail, mail-order,                   9,500,290/
                                           distribution and subscription services           01/12/95
                                           all relating to mobile and cellular
                                           telephones and devices and their
                                           accessories (class 42)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-04/SPA     Spain           CELLSTAR    cellular telephones and accessories for          1,744,587/  1,744,587/  02/15/2003
                                           cellular telephones in international             02/15/93    04/20/94    *02/28/98 Second
                                           class 9                                                                  tax due
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-04/SRI     Sri Lanka     CELLSTAR                 cellular telephones and accessories       73904/
                                                      for cellular telephones, including        04/06/95
                                                      mounting brackets, antennas, antenna
                                                      mounts, batteries, battery charges,
                                                      battery eliminators, input and output
                                                      jacks, carrying cases, headphones and
                                                      remote listening and speaking devices
                                                      (class 9).
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/TAI     Taiwan        CELLSTAR                 class 9 - cellular telephones and         (84)029970/
                                                      accessories for cellular telephones,      06/16/95
                                                      namely mounting brackets, antennas,
                                                      antenna mounts, batteries, battery
                                                      chargers, battery eliminators, input
                                                      output jackets, carrying cases,
                                                      headphones, remote listening and
                                                      speaking devices
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/THA     Thailand      CELLSTAR (stylized)      cellular telephones and accessories for    276,536/
                                                      cellular telephones in international       11/25/94
                                                      class 9
------------------------------------------------------------------------------------------------------------------------------------
CEL-04 URU     Uruguay       CELLSTAR                 all goods in classes 9, 38 and 42          279,888/
                                                                                                 07/31/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/VEN     Venezuela     CELLSTAR (stylized)      cellular telephones and accessories        3011/
                                                      for cellular telephones (accessories       02/26/93
                                                      include antennas, antenna mounts,
                                                      antenna passive repeater, batteries,
                                                      battery chargers, battery charger
                                                      clips and battery charger Y-adapters)
                                                      (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/VIE     Vietnam       CELLSTAR                 cellular telephones and accessories for    16,487/      13868       12/21/2003
                                                      cellular telephones, including mounting    12/21/93     10/22/94
                                                      brackets, antennas, antenna mounts,
                                                      batteries, battery chargers, battery
                                                      eliminators, input and output jacks,
                                                      carrying cases, headphones and remote
                                                      listening and speaking devices (class
                                                      9)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-09/ARG     Argentina   SERVICELL            cellular telephones and accessories       1,899,480/     1,531,704/    07/29/2004
                                                for cellular telephones, including        11/17/93       07/29/94
                                                mounting brackets, antennas, antenna
                                                mounts, batteries, battery chargers,
                                                battery eliminators, input and output
                                                jacks, carrying cases, headphones and
                                                remote listening and speaking devices
                                                (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-09/CHE     Chile       SERVICELL            cellular telephones and accessories       256,531/
                                                for cellular telephones, including        02/02/94
                                                mounting brackets, antennas, antenna
                                                mounts, batteries, battery chargers,
                                                battery eliminators, input and output
                                                jacks, carrying cases, headphones and
                                                remote listening and speaking devices
                                                (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-09/COL     Columbia    SERVICELL            cellular telephones and accessories       421,437/       156,157/      05/18/2004
                                                for cellular telephones, including        12/06/93       05/17/94
                                                mounting brackets, antennas, antenna
                                                mounts, batteries, battery chargers,
                                                battery eliminators, input and output
                                                jacks, carrying cases, headphones and
                                                remote listening and speaking devices
                                                (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/COL     Columbia    CELLULAR EXPRESS     cellular telephones and accessories       9,422,250/     165,487/      09/27/2004
                                                for cellular telephones, including        05/25/94       09/28/94
                                                mounting brackets, antennas, antenna
                                                mounts, batteries, battery chargers,
                                                battery eliminators, input and output
                                                jacks, carrying cases, headphones and
                                                remote listening and speaking devices
                                                (class 9)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                      CELLSTAR, LTD. FOREIGN TRADEMARKES
                      ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-15/FRA      France             CELLULAR EXPRESS     cellular telephones and accessories,    95/569,698/    95569696   04/28/2005
                                   (and design)         namely mounting brackets, antennas,     04/28/95       04/28/95
                                                        antenna mounts, batteries, battery
                                                        chargers, battery eliminators, input
                                                        and output jacks, carrying cases,
                                                        headphones, remote listening and
                                                        speaking devices (class 9); telephone
                                                        communication services and inparticular
                                                        cellular telephone communication
                                                        services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/GER      Germany            CELLULAR EXPRESS     cellular telephones and accessories,    39517285.3/
                                   (and design)         there fore namely mounting brackets,    04/21/95
                                                        antennas, antenna mounts ,batteries,
                                                        battery chargers, battery eliminators,
                                                        input and output jacks, carrying cases,
                                                        headphones, remote listening and
                                                        speaking devices (class 9); telephone
                                                        communication services, and particularly
                                                        cellular telephone communication
                                                        services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/GB       Great Britain      CELLULAR EXPRESS     cellular telephones and accessories,    2,018,225/     2,018,225  04/22/2005
                                   (and design)         therefore namely mounting brackets,     04/22/95       03/01/96
                                                        antennas, antenna mounts ,batteries,
                                                        battery chargers, battery eliminators,
                                                        input and output jacks, carrying cases,
                                                        headphones, remote listening and
                                                        speaking devices (class 9); telephone
                                                        communication services, particularly
                                                        cellular telephone communication
                                                        services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/KOR      Korea              CELLULAR EXPRESS     cellular telephones; mounting brackets, 13992/95
                                   (and design)         antennas, antenna mounts; batteries;    04/12/95
                                                        battery chargers; battery eliminators;
                                                        input and output jacks; carrying cases;
                                                        headphones; remote listening and
                                                        speaking devices (class 39)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-15/KOR     Korea         CELLULAR EXPRESS    cellular telephone communication            3359/95
                             (and design)        services (class 106)                        04/12/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/KOR     Korea         CELLULAR EXPRESS    retail outlet and wholesale distributing    3450/96
                             (and design)        agency services featuring cellular          04/14/95
                                                 telephones and accessories for
                                                 cellular telephones and cellular
                                                 telephone subscription contract;
                                                 retail and wholesale distributing
                                                 chain-store management services
                                                 featuring cellular telephones and
                                                 related accessories (class 112)
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/NZ      New Zealand   CELLULAR EXPRESS    communications products in this class       246,078/
                             (and design)        including cellular telephones,              02/22/95
                                                 mounting brackets, antennas,
                                                 antenna mounts, batteries, battery
                                                 chargers, battery eliminators, input
                                                 and output jacks, carrying cases,
                                                 headphones, remote listening and
                                                 speaking devices and other
                                                 accessories (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/NZ      New Zealand   CELLULAR EXPRESS    telecommunication services including        246,077/
                             (and design)        cellular telephone communication            02/22/95
                                                 services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/NZ      New Zealand   CELLULAR EXPRESS    services in relating electrical and         246,078/
                             (and design)        communication products including            02/22/95
                                                 cellular telephones and accessories
                                                 for cellular telephones and cellular
                                                 telephone subscription contracts; and
                                                 wholesale distributing services
                                                 featuring electrical and
                                                 communication products (class 42)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96

                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CEL-15/PHI     Phillippines   CELLULAR EXPRESS    class 9 -  cellular telephones and     In Process
                              (and design)        accessories for cellular telephones
                                                  namely mounting brackets, antennas,
                                                  antenna mounts, batteries, battery
                                                  chargers, battery eliminators, input
                                                  and output jackets, carrying cases,
                                                  headphones, remote listening and
                                                  speaking devices
------------------------------------------------------------------------------------------------------------------------------------
CEL-15/PHI     Phillippines   CELLULAR EXPRESS    telecommunication services including   In Process
                              (and design)        cellular telephone communication
                                                  services (class 38)
------------------------------------------------------------------------------------------------------------------------------------
CEL015/PHI     Phillippines   CELLULAR EXPRESS    services in retailing electrical and    In Process
                              (and design)        communication products including
                                                  cellular telephones and accessories
                                                  for cellular telephones and cellular
                                                  telephone subscription contracts; and
                                                  wholesale distributing services
                                                  featuring electrical and
                                                  communication products (class 42)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96
                       CELLSTAR, LTD. FOREIGN TRADEMARKS
                       ---------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CEL-15/SOAF    South Africa   CELLULAR EXPRESS    scientific, nautical, surveying, electric,        9,503,360/
                              (and design)        photographic, cinematographic, optical,           03/17/95
                                                  weighing, measuring, signaling, checking
                                                  (supervision), life-saving and teaching
                                                  apparatus and instruments; apparatus
                                                  for recording, transmission or reproduction
                                                  of sound or images; telecommunication
                                                  devices of all kinds included in the class
                                                  including mobile and cellular telephones and
                                                  devises and their accessories; magnetic date
                                                  carriers, recording discs; automatic vending
                                                  machines and mechanisms for coin-operated
                                                  apparatus; cash registers, calculating machines,
                                                  data processing equipment and computers;
                                                  fire-extinguishing apparatus (class 9)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-15/SOAF    South Africa   CELLULAR EXPRESS    communication services in relation to             9,503,361/
                              (and design)        mobile and cellular telephones and                03/17/95
                                                  devices and their accessories (class
                                                  38)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-15/SOAF    South Africa   CELLULAR EXPRESS    wholesale, retail, mail-order, distribution       9,503,362/
                              (and design)        distribution and subscription services all        03/17/95
                                                  relating to mobile and cellular telephones
                                                  and devices and their accessories (class 42)
-----------------------------------------------------------------------------------------------------------------------------------
CEL-15/TAI     Taiwan         CELLULAR EXPRESS    class 9 - cellular telephones and                 (84)029969/
                              (and design)        accessories for cellular telephones,              06/16/95
                                                  namely mounting brackets, antennas,
                                                  antenna mounts, batteries, battery
                                                  chargers, battery eliminators, input
                                                  and output jackets, carrying cases,
                                                  headphones, remote listening and
                                                  speaking devices.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        06/06/96
                     CELLSTAR PACIFIC PTE LTD. TRADEMARKS
                     ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FILE NO.       COUNTRY           MARK      DESCRIPTION OF GOODS                       SER. NO./       REG. NO./     RENEWAL DATE/
                                               AND SERVICES                          FILING DATE      REG. DATE        *OTHER
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/SAU     Saudi Arabia      CELLSTAR  cellular telephones and accessories       30267
                                           (accessories can include mounting         07/30/95
                                           brackets, antennas, antenna mounts,
                                           batteries, battery chargers, battery
                                           eliminators, input and output jacks,
                                           carrying cases, headphones, remote
                                           listening and speaking devices)
                                           (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/SAU     Saudi Arabia      CELLSTAR  services for business management          39268
                                           assistance for the sale of goods,         07/30/95
                                           sale promotion services,
                                           demonstration of goods, distribution
                                           of samples and shop window dressing
                                           services (class 35)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/SAU     Saudi Arabia      CELLSTAR  cellular telephone service                30269
                                           subscription contracts (class 38)         07/30/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/UAE     United Arab       CELLSTAR  cellular telephones and accessories       10680
               Emirates                    (accessories can include mounting         05/20/95
                                           brackets, antennas, antenna mounts,
                                           batteries, battery chargers, battery
                                           eliminators, input and output jacks,
                                           carrying cases, headphones, remote
                                           listening and speaking devices)
                                           (class 9)
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/UAE     United Arab       CELLSTAR  cellular telephone communication          10681
               Emirates                    services (class 38)                       05/20/95
------------------------------------------------------------------------------------------------------------------------------------
CEL-04/UAE     United Arab       CELLSTAR  retail outlets featuring cellular         10682
               Emirates                    telephones and accessories for            05/20/95
                                           cellular telephones and cellular
                                           telephone subscription contract; and
                                           wholesale distributing services
                                           featuring cellular telephones and
                                           related accessories (class 42)
------------------------------------------------------------------------------------------------------------------------------------

                   CELULAR EXPRESS, S.A, de C.V. TRADEMARKS
                   ----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COUNTRY             MARK               DESCRIPTION OF GOODS AND SERVICES       SER. NO./                 REG. NO./
                                                                               FILING DATE               REG. DATE
------------------------------------------------------------------------------------------------------------------------------------

Mexico          CELLSTAR (and       construction and repair services in                                  446,978
                  design)            class 37                                                            11/23/93
-----------------------------------------------------------------------------------------------------------------------------------
Mexico          CELLSTAR (and       services lent for warehouse buying in                                446,979
                  design)           bulk and selling retail, and                                         11/23/93
                                    particularly dedicated to the selling
                                    of cellular telephones and their parts
                                    and accessories in class 42
-----------------------------------------------------------------------------------------------------------------------------------
Mexico          CELLULAR            trade name                                                           440,077
                 EXPRESS S.A. de                                                                         06/02/94
                  C. V.
-----------------------------------------------------------------------------------------------------------------------------------

                                       UNITED STATES DEPARTMENT OF COMMERCE
                                       Patent and Trademark Office
FILING RECEIPT        [LOGO HERE]      ASSISTANT SECRETARY AND COMMISSIONER
                                       OF PATENTS AND TRADEMARKS
                                       Washington, D.C. 20231

---------------------------------------------------------------------------------------------------------------------
APPLICATION NUMBER    FILING DATE   GRP ART UNIT    FIL FEE REC'D   ATTORNEY DOCKET NO.    DRWGS    TOT CL    IND CL
---------------------------------------------------------------------------------------------------------------------
 08/565,159            11/30/95         3201           $750.00         CEL-42                3        15         2
---------------------------------------------------------------------------------------------------------------------

     DANIEL N LUNDEEN
     SROUFE PAYNE & LUNDEEN
     1700 WEST LOOP SOUTH
     SUITE 1230
     HOUSTON TX 77027-3008


Receipt to acknowledge of this nonprovisional Patent Application. It will be considered in its order and you will be notified as to the results of the examination. Be sure to provide the U.S. APPLICATION NUMBER, FILING DATE, NAME OF APPLICANT, and TITLE OF INVENTION when inquiring about the application. Fees transmitted by check or draft are subject to collection. Please verify the accuracy of the data presented on this receipt. If an error is noted on the filing Receipt, please write to the Application Processing Division's Customer Correction Branch within 10 days of receipt. Please provide a copy of the filing Receipt with the changes noted thereon.

Applicant(s)
                  REBECCA K. RICHARDSON, GARLAND, TX.



FOREIGN FILING LICENSE GRANTED 02/13/96
TITLE
UNITIZED PACKAGE ASSEMBLY

PRELIMINARY CLASS: 053

                                   ANNEX 18

                                Consent Letter
                                --------------

                              As of July 31, 1996


National Auto Center, Inc.
CellStar Corporation
CellStar, Ltd.
CellStar Fulfillment, Ltd.
1730 Briercroft
Carrollton, Texas   75006

     Re: Consent to $3,000,000 Term Loan by Banque Nationale de Paris, Houston Agency to CellStar Corporation; Consent to Sale of Sam's Operations

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of July 20, 1995, among National Auto Center, Inc., a Texas corporation (the "Borrower"), CellStar Corporation, a Delaware corporation (the "Parent"), each of the banks or other lending institutions which is or may from time to time become a signatory thereto or any successor or permitted assignee thereof (each a "Bank" and, collectively, the "Banks"), and Texas Commerce Bank National Association, a national banking association, as agent for itself and the other Banks and as issuer of Letters of Credit thereunder (in such capacity, together with its successors in such capacity, the "Agent"), as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996, as amended by that certain Second Amendment to Amended and Restated Loan Agreement of even date herewith (such Amended and Restated Loan Agreement, as the same has been or may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Agreement"). The obligations of Borrower pursuant to the Agreement are guaranteed by the Parent and the Subsidiaries other than the Foreign Subsidiaries (collectively, the "Guarantors"). All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Agreement.

     The Parent proposes to enter into that certain Loan Agreement dated as of July 31, 1996 (the "BNP Loan Agreement"), between the Parent and Banque Nationale de Paris, Houston Agency ("BNP"), pursuant to which BNP will make a term loan in the principal amount of $3,000,000 (the "BNP Loan") to the Parent to refinance the outstanding unreimbursed principal balance of a letter of credit drawing. The indebtedness of the Parent pursuant to the BNP Loan will be evidenced by the Parent's Secured Promissory Note dated as of July 31, 1996, executed by the Parent and payable to the order of BNP in the original principal amount of $3,000,000 (the "BNP Note").

     The BNP Loan will bear interest at one of the following rates as elected by the Parent: (i) the Offshore Rate (as defined in the BNP Loan Agreement), plus 3.50% per annum, or (ii) the BNP Prime Rate (as defined in the BNP Loan Agreement) plus 2% per annum. All past due principal and, to the extent permitted by applicable law, interest on the BNP Note will bear interest at the Highest Lawful Rate (as defined in the BNP Loan Agreement).

     The BNP Loan will be payable as follows:

          (a)  Accrued and unpaid interest thereon shall be payable monthly;

          (b) The Parent shall apply any net proceeds the Parent receives on account of any refinancing of the Parent's corporate headquarters towards payment of the BNP Note, such proceeds to be applied first to accrued and unpaid interest and then to reduce the amount of principal remaining to be paid under the BNP Note;

          (c) The Parent shall apply any net proceeds the Parent receives on account of the sale or refinancing of any aircraft owned by C&S Air Services, Inc. towards payment of the BNP Note, such proceeds to be applied first to accrued and unpaid interest and then to reduce the amount of principal remaining to be paid under the BNP Note;

          (d) The Parent shall apply, or cause to be applied, any proceeds (other than proceeds of inventory, pagers, pager customer lists and accounts receivable) the Borrower, the Parent or CellStar, Ltd. receives on account of a sale or other transfer of the Borrower's interest in and to the License Agreement (hereinafter defined) and the Borrower's right to operate in Sam's Club locations (collectively, the "Sam's Operations"), including without limitation any contract or agreement which arises as a result of or in connection with the Letter of Intent (hereinafter defined), towards payment of the BNP Note, such proceeds to be applied first to accrued and unpaid interest and then to reduce the amount of principal remaining to be paid under the BNP Note;

          (e) A final installment of all then unpaid principal and accrued and unpaid interest shall be finally due and payable on November 21, 1996.

     As used herein, "License Agreement" means that certain Amended and Restated National License Agreement dated as of September 1, 1994, between Sam's Club, a division of Wal-Mart Stores, Inc., a Delaware corporation, and the Borrower. As used herein, "Letter of Intent" means that certain letter of intent dated May 6, 1996, among the Borrower, the Parent, CellStar, Ltd. and the Buyer named therein.

     To secure payment and performance of the BNP Note, the Parent proposes to execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described below (collectively, the "BNP Collateral"):

          (a) The Borrower shall grant to BNP a first and prior perfected security interest in 65% of the capital stock of CellStar International Corporation/S.A., pursuant to that certain Stock Pledge Agreement dated July 31, 1996, executed by the Borrower in favor of BNP (the "BNP Stock Pledge Agreement").

          (b) The Parent shall cause to be collaterally assigned to BNP all of the Parent's, the Borrower's and CellStar, Ltd.'s right, title and interest in and to any contract or agreement which exists or may exist with respect to the sale or other transfer of the Borrower's interest in and to the License Agreement and the Borrower's rights to operate in Sam's Club locations as set forth in the License Agreement, including without limitation any contract or agreement which arises as a result of or in connection with the Letter of Intent, together with all proceeds, other than proceeds of inventory, pagers, pager customer lists and accounts receivable, from any sale or transfer pursuant to such contract or agreement. The collateral assignment of such contract shall be contained in that certain Security Agreement dated July 31, 1996, executed by the Borrower, the Parent and CellStar, Ltd. in favor of BNP (the "BNP Collateral Assignment").

          (c) The Parent, the Borrower and CellStar, Ltd. shall execute Uniform Commercial Code financing statements for filing in the appropriate jurisdictions to perfect BNP's security interest in the BNP Collateral (collectively, the "BNP Financing Statements").

     At your request, the Agent and the Banks hereby consent to the BNP Loan, the BNP Loan Agreement, the BNP Note, the BNP Stock Pledge Agreement, the BNP Collateral Assignment, the BNP Financing Statements, all terms and provisions thereof and all liens and security interests granted thereby to BNP in the BNP Collateral to secure the BNP Note, to the extent the foregoing would otherwise violate any of the terms and provisions of Section 10.1 or Section 10.2 of the Agreement, provided that such documents are in the form approved by the Agent and contain terms and provisions as described herein. Without in any way limiting the foregoing, the Agent and the Banks specifically consent to the payment terms of the BNP Note as described herein.

     Further, the Agent and the Banks hereby agree that any and all liens and security interests of the Agent, for the pro rata benefit of the Banks, in the BNP Collateral are subordinated to the liens and security interests of BNP in the BNP Collateral, to the extent the BNP Collateral secures payment of the indebtedness evidenced by the BNP Note.

     Further, the Agent, BNP and the other Banks hereby consent to any sale of the Sam's Operations and the release by the Agent and BNP of their respective security interests in the assets sold in connection therewith, so long as (a) such sale is upon terms substantially similar to those outlined in the Letter of Intent, including a cash purchase price not less than the range specified in the Letter of Intent, and (b) the net cash proceeds from such sale shall be applied as follows:

          (i) Net cash proceeds attributable to the BNP Collateral shall be paid to BNP for application first to accrued and unpaid interest on the BNP Note and then to the outstanding principal balance thereof; and

          (ii) Net cash proceeds attributable to the BNP Collateral remaining after payment in full of the BNP Note, together with all other net cash proceeds, shall be paid to the Banks, pro rata, for application to the Obligations in accordance with the Loan Agreement. The principal reduced by such proceeds may be reborrowed by the Borrower, subject to the Borrowing Base as recalculated as of the closing date of such sale in accordance with the provisions of the Loan Agreement.

Nothing herein shall be construed as a consent to the sale of the Sam's Operations pursuant to any terms other than those specified herein.

     The consents granted herein are limited to the covenants and sections of the Agreement specifically stated herein and the specific transactions and documents specified herein. The consents granted herein shall not be construed as a consent to or waiver of any other Default which may now exist or hereafter occur or any other violation of any term, covenant or provision of the Agreement or any other Loan Document. All rights and remedies of the Banks and Agent are hereby expressly reserved with respect to any such Default. The consents granted herein do not affect or diminish the right of Agent and the Banks to require strict performance by the Borrower and each Guarantor of each provision of any Loan Document to which it is a party, except as expressly provided herein. All terms and provisions of, and all rights and remedies of Agent and the Banks under, the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

     THIS LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE CONSENTS AND AGREEMENTS SET FORTH HEREIN AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE CONSENTS AND AGREEMENTS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This letter may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. This letter shall not be effective unless and until the Agent, the Banks, the Borrower, and the Guarantors each have executed and delivered a counterpart hereof, whereupon this letter shall be effective as of the date first above written.

     By executing this letter in the spaces provided below, the Borrower agrees to the terms and provisions hereof, and the Guarantors (i) consent and agree to the consents granted herein and the other terms and provisions hereof, and (ii) agree that the Guaranties and all other Loan Documents to which the Parent and the Partnerships, respectively, are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION,
                              as Agent and as a Bank



                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________

                              NATIONAL CITY BANK



                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________

                              NBD BANK



                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________

                              BANK OF SCOTLAND



                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________

                              BANK NATIONALE DE PARIS,
                              HOUSTON AGENCY



                              By:___________________________________________
                                 Name:______________________________________
                                 Title:_____________________________________


ACCEPTED AND AGREED TO
as of the date first above written:

NATIONAL AUTO CENTER, INC.



By:____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

CELLSTAR CORPORATION



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

CELLSTAR, LTD.

By:  National Auto Center, Inc.,
     General Partner



     By:________________________
       Alan H. Goldfield
       Chairman and
       Chief Executive Officer

CELLSTAR FULFILLMENT, LTD.

By:  CellStar Fulfillment, Inc.,
     General Partner



     By:________________________
       Alan H. Goldfield
       Chairman and
       Chief Executive Officer

CELLSTAR FULFILLMENT, INC.



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

NAC HOLDINGS, INC.



By:_____________________________
  Name:_________________________
  Title:________________________

AUDIOMEX EXPORT CORPORATION



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

CELLSTAR INTERNATIONAL
CORPORATION/ASIA



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

CELLSTAR INTERNATIONAL
CORPORATION/SA



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

CELLSTAR AIR SERVICES, INC.



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

A&S AIR SERVICES, INC.



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

CELLSTAR WEST, INC.



By:_____________________________
  Alan H. Goldfield
  Chairman and Chief Executive Officer

                                   ANNEX 19

                 Matters to be Addressed in Opinion of Counsel
                 ---------------------------------------------

                 Matters to Be Addressed in Opinion of Counsel
                 ---------------------------------------------


     All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement, as defined in the Second Amendment to Amended and Restated Loan Agreement to which this is an Annex (the "Amendment").

     1. Each of the Borrower and the Guarantors (other than the Partnerships) is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation. Each of the Partnerships is a limited partnership duly organized and validly existing under the laws of the State of Texas.

     2. Each of the Borrower and the Guarantors (other than the Partnerships) has the corporate power and authority to execute, deliver, and perform the Amendment and the other Loan Documents to which such Person is a party. The execution, delivery, and performance by each such Person of the Amendment and the other Loan Documents to which such Person is a party and compliance with the terms and provisions thereof have been duly authorized by all requisite corporate action on the part of such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles or certificate of incorporation or bylaws of such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which such Person is a party or by which such Person or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except Liens created in favor of the Agent pursuant to the Loan Documents) upon any of the revenues or assets of such Person.

     3. Each of the Partnerships, and each Person executing any Loan Documents on behalf of any Partnership, has the power and authority to execute, deliver, and perform the Amendment and the other Loan Documents to which such Partnership is a party. The execution, delivery, and performance by each Partnership, and by each Person on behalf of any Partnership, of the Amendment and the other Loan Documents to which such Partnership is a party and compliance with the terms and provisions thereof have been duly authorized by all requisite action on the part of such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the partnership agreement of such Partnership, (ii) any applicable law, rule or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or
(iii) any agreement or instrument to which such Partnership is a party or by which it or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except Liens created in favor of the Agent pursuant to the Loan Documents) upon any of the revenues or assets or of such Partnership.


MATTERS TO BE ADDRESSED IN OPINION OF COUNSEL - Page 1

     4. The Amendment and the other Loan Documents to which the Borrower or any Guarantor is a party have been duly executed and delivered by such Person. The Amendment and the other Loan Documents to which the Borrower or any Guarantor is a party constitute the legal, valid, and binding obligations of such Person enforceable against such Person in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

     5. There are no legal or arbitral proceedings, and no proceedings by or before any Governmental Authority, pending or, to our knowledge, threatened against or affecting the Borrower, any Guarantor, any other Subsidiary or any Foreign Affiliate, or any properties or rights of any such Person, which if adversely determined, would have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of any such Person.

     6. No authorization, consent, or approval of, or filing or registration with, any Governmental Authority is required for the execution, delivery, and performance by the Borrower or any Guarantor of the Loan Documents to which such Person is a party.

     7. All of the shares of capital stock of each Subsidiary (other than the Foreign Subsidiaries) have been duly authorized and validly issued and are fully paid and nonassessable. None of the shares of capital stock of any Subsidiary (other than the Foreign Subsidiaries) are subject to any restriction on transfer or assignment, except compliance with applicable securities laws and regulations.


MATTERS TO BE ADDRESSED IN OPINION OF COUNSEL - Page 2